1933 Act File No. 33-14905

1940 Act File No. 811-05201

Filed with the U.S. Securities and Exchange Commission

December 17, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 140	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 153	☒

(Check appropriate box or boxes)

THORNBURG INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, NM 87506

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code

(505) 984-0200

Garrett Thornburg

2300 North Ridgetop Road

Santa Fe, New Mexico 87506

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: December 18, 2020

----------------

It is proposed that this filing will become effective (check appropriate box):

☐   Immediately upon filing pursuant to paragraph (b)

☒   On December 18, 2020 pursuant to paragraph (b)

☐   60 days after filing pursuant to paragraph (a)

☐   On [date] pursuant to paragraph (a)(1)

☐   75 days after filing pursuant to paragraph (a)(2)

☐   On [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Thornburg investment trust

Funds Prospectus

DECEMBER 18, 2020

Thornburg Small/Mid Cap Core Fund (“Small/Mid Cap Core Fund”) Class A:TVAFX Class C:TVCFX Class I:TVIFX	Thornburg Small/Mid Cap Growth Fund (“Small/Mid Cap Growth Fund”) Class A:THCGX Class C:TCGCX Class I:THIGX

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

i

Thornburg investment trust

Table of Contents

1

PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Fund Summary

Small/Mid Cap Core Fund

Investment Goal

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types.

The secondary, non-fundamental goal of the Fund is to seek some current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 24, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 40, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 61.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	1.00%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.25%	1.00%	none
Other Expenses	0.23%	0.26%	0.23%
Total Annual Fund Operating Expenses	1.34%	2.12%	1.09%
Fee Waiver/Expense Reimbursement(3)	(0.16)%	(0.08)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.18%	2.04%	0.84%
(1)	Up to a 1.00% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	Imposed only on redemptions of Class C shares within 12 months of purchase.
(3)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A, Class C, and Class I expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and extraordinary expenses such as litigation costs) do not exceed 1.18%, 2.04%, and 0.84%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2022, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

2

Fund Summary Small/Mid Cap Core Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$565	$838	$1,135	$1,975
Class C Shares	$307	$655	$1,131	$2,445
Class I Shares	$86	$319	$574	$1,303

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$207	$655	$1,131	$2,445

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.39% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies. The Fund currently defines small- and mid-capitalization companies to be those within the market capitalization range comprised by the Russell 2500 Index – Total Return. As of November 30, 2020, the market capitalization range of the Russell 2500 Index – Total Return was approximately $33 million to $26 billion. The market capitalization range of the Russell 2500 Index – Total Return changes over time and, as a result, the capitalization range of companies in which the Fund invests will also change. The Fund may change the definition of what constitutes “small- and mid-capitalization companies” without advance notice to shareholders.

The Fund expects to invest primarily in domestic common stocks. However, the Fund may own foreign common stocks which, in the opinion of the Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), offer prospects for meeting the Fund’s investment goals.

With its core approach to stock selection, the Fund seeks to invest in a broadly diversified portfolio of companies the Fund categorizes as basic values, consistent earners, and emerging franchises, as described in more detail below. The relative proportions of securities invested in each of those categories will vary over time.

Thornburg primarily takes a bottom-up, fundamental view in determining the attractiveness of individual securities and in making investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

•earnings growth potential

•durable business model

•industry growth potential

•innovation driving the potential to disrupt entrenched competitors

•intrinsic value appreciation potential

3

PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Fund Summary Small/Mid Cap Core Fund

•potential size of addressable market

•management strength

•leverage

•return on invested capital

•valuation metrics, including: price/earnings (“PE”) ratio; enterprise value/revenue ratio; PE/growth rate ratio, enterprise value/EBITDA (earnings before interest, taxes, depreciation and amortization) ratio; and free cash flow yield.

The Fund categorizes its investments in the following three categories:

Basic Value: Companies generally operating in mature or cyclical industries and which generally exhibit more economic sensitivity and/or higher volatility in earnings and cash flow.

Consistent Earner: Companies which generally exhibit predictable growth and profitability, and consistent cash flow.

Emerging Franchise: Companies with the potential to grow at a high rate due to an emerging product or service that is establishing a new market and/or taking share from existing participants.

Inclusion of any investment in any of the three described categories represents the opinion of the advisor concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that the advisor had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

The Fund may sell an investment when its stock price has achieved Thornburg’s target price, if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

The Fund selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars.

The Fund’s policy of investing at least 80% of its assets in small- and mid-capitalization companies may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Risks Affecting Specific Issuers – The value of an equity security may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

4

Fund Summary Small/Mid Cap Core Fund

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, earlier stages of development and lack of well-established businesses, more limited access to markets and financial resources, greater vulnerability to competition and market risks and fluctuations, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments. Relative to the stocks of large capitalization companies, the stocks of small- and mid-capitalization companies may be thinly traded and sales may result in higher transaction costs. Also, small- and mid-capitalization companies may perform poorly during times of economic stress.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 13 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in the Small/Mid Cap Core Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C and Class I share performance to the Russell 2500 Index—Total Return, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2019. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.

The Russell 2500 Index—Total Return replaced the S&P Total Return Index on December 18, 2020. This change was approved by the Fund’s Trustees because the new index more closely aligns to the Fund’s investment strategies. Information on both indexes will be shown for at least a one-year transition period. In the future, however, only the Russell 2500 Index—Total Return will be shown.

5

PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Fund Summary Small/Mid Cap Core Fund

Annual Total Returns – Class A Shares

	Total Returns	Quarter ended
Highest Quarterly Results	30.04%	6-30-09
Lowest Quarterly Results	(22.49)%	9-30-11

The sales charge for Class A shares is not reflected in the returns shown in the bar chart, and the returns would be less if the charge was taken into account.

Average Annual Total Returns

(periods ended 12-31-19)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	23.08%	8.61%	9.41%
Return After Taxes on Distributions	22.90%	8.45%	9.29%
Return After Taxes on Distributions and Sale of Fund Shares	13.66%	6.72%	7.69%
Russell 2500 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	2.21%	8.96%	10.80%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%

Class C Shares	1 Year	5 Years	10 Years
Return Before Taxes	26.83%	8.76%	9.06%
Russell 2500 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	2.21%	8.96%	10.80%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

6

Fund Summary Small/Mid Cap Core Fund

Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	29.32%	10.02%	10.33%
Russell 2500 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	2.21%	8.96%	10.80%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

The performance information shown above may include gains attributable to the Fund’s investments in shares of companies through initial public offerings (“IPOs”). There can be no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of the Fund’s investment in IPOs on the performance of the Fund may decline.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Manager:

Steven Klopukh, cfa, has been a portfolio manager of the Fund since 2020.

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class C	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class C	Class I
	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, DST Asset Manager Solutions, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 33 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Fund Summary

Small/Mid Cap Growth Fund

Investment Goal

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 24, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 40, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 57.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	1.00%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.25%	1.00%	none
Other Expenses	0.22%	0.23%	0.20%
Total Annual Fund Operating Expenses	1.33%	2.09%	1.06%
Fee Waiver/Expense Reimbursement(3)	(0.13)%	(0.06)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.20%	2.03%	0.84%
(1)	Up to a 1.00% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	Imposed only on redemptions of Class C shares within 12 months of purchase.
(3)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A, Class C, and Class I expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and extraordinary expenses such as litigation costs) do not exceed 1.20%, 2.03%, and 0.84%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2022, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

8

Fund Summary Small/Mid Cap Growth Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$567	$839	$1,133	$1,967
Class C Shares	$306	$648	$1,118	$2,415
Class I Shares	$86	$313	$561	$1,272

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$206	$648	$1,118	$2,415

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43.82% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies. The Fund currently defines small- and mid-capitalization companies to be those within the market capitalization range comprised by the Russell 2500 Growth Index – Total Return. As of November 30, 2020, the market capitalization range of the Russell 2500 Growth Index – Total Return was approximately $33 million to $26 billion. The market capitalization range of the Russell 2500 Growth Index – Total Return changes over time and, as a result, the capitalization range of companies in which the Fund invests will also change. The Fund may change the definition of what constitutes “small- and mid-capitalization companies” without advance notice to shareholders.

The Fund expects to invest primarily in domestic common stocks. However, the Fund may own foreign common stocks which, in the opinion of the Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), offer prospects for meeting the Fund’s investment goal.

The Fund seeks to invest in a diversified portfolio of companies the Fund categorizes as consistent earners, growth industry leaders, and emerging franchises, as described in more detail below. The relative proportions of securities invested in each of those categories will vary over time.

Thornburg primarily takes a bottom-up, fundamental view in determining the attractiveness of individual securities and in making investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

•earnings growth potential

•durable business model

•industry growth potential

•innovation driving the potential to disrupt entrenched competitors

•intrinsic value appreciation potential

•potential size of addressable market

9

PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Fund Summary Small/Mid Cap Growth Fund

•management strength

•leverage

•return on invested capital

•valuation metrics, including: price/earnings (“PE”) ratio; enterprise value/revenue ratio; PE/growth rate ratio, enterprise value/EBITDA (earnings before interest, taxes, depreciation and amortization) ratio; and free cash flow yield.

The Fund categorizes its equity investments in the following three categories:

Consistent Earners: Companies which generally exhibit predictable growth and profitability, and consistent cash flow.

Growth Industry Leaders: Companies in this category often are in leadership positions in growing markets. These companies may operate in niche markets with large or dominant share.

Emerging Franchises: Companies with the potential to grow at high rate due to an emerging product or service that is establishing a new market and/or taking share from existing participants.

Inclusion of any investment in any of the three described categories represents the opinion of the advisor concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that the advisor had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

The Fund selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars.

The Fund may sell an investment when its stock price has achieved Thornburg’s target price, if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goal.

The Fund’s policy of investing at least 80% of its assets in small- and mid-capitalization companies may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Risks Affecting Specific Issuers – The value of an equity security may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

10

Fund Summary Small/Mid Cap Growth Fund

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, earlier stages of development and lack of well-established businesses, more limited access to markets and financial resources, greater vulnerability to competition and market risks and fluctuations, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments. Relative to the stocks of large capitalization companies, the stocks of small- and mid-capitalization companies may be thinly traded and sales may result in higher transaction costs. Also, small- and mid-capitalization companies may perform poorly during times of economic stress.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 13.

Past Performance of the Fund

The following information provides some indication of the risks of investing in the Small/Mid Cap Growth Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C and Class I share performance to the Russell 2500 Growth Index—Total Return, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2019. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.

The Russell 2500 Growth Index—Total Return replaced the Russell 3000 Total Return Growth Index on December 18, 2020. This change was approved by the Fund’s Trustees because the new index more closely aligns to the Fund’s investment strategies. Information on both indexes will be shown for at least a one-year transition period. In the future, however, only the Russell 2500 Growth Index—Total Return will be shown.

11

PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Fund Summary Small/Mid Cap Growth Fund

Annual Total Returns – Class A Shares

	Total Returns	Quarter ended
Highest Quarterly Results	24.12%	6-30-09
Lowest Quarterly Results	(18.72)%	9-30-11

The sales charge for Class A shares is not reflected in the returns shown in the bar chart, and the returns would be less if the charge was taken into account.

Average Annual Total Returns

(periods ended 12-31-19)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	23.12%	8.33%	11.13%
Return After Taxes on Distributions	20.50%	7.86%	10.90%
Return After Taxes on Distributions and Sale of Fund Shares	15.38%	6.54%	9.26%
Russell 2500 Growth Index—Total Return (reflects no deduction for fees, expenses, or taxes)	23.30%	14.17%	14.05%
Russell 3000 Total Return Growth Index (reflects no deduction for fees, expenses, or taxes)	35.85%	14.23%	15.05%

Class C Shares	1 Year	5 Years	10 Years
Return Before Taxes	26.92%	8.48%	10.80%
Russell 2500 Growth Index—Total Return (reflects no deduction for fees, expenses, or taxes)	23.30%	14.17%	14.05%
Russell 3000 Total Return Growth Index (reflects no deduction for fees, expenses, or taxes)	35.85%	14.23%	15.05%

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Fund Summary Small/Mid Cap Growth Fund

Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	29.37%	9.75%	12.12%
Russell 2500 Growth Index—Total Return (reflects no deduction for fees, expenses, or taxes)	23.30%	14.17%	14.05%
Russell 3000 Total Return Growth Index (reflects no deduction for fees, expenses, or taxes)	35.85%	14.23%	15.05%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Manager:

Steven Klopukh, cfa, has been one of the persons jointly and primarily responsible for management of the Fund since 2020.

Tim McCarthy, cfa, has been one of the persons jointly and primarily responsible for management of the Fund since 2020.

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class C	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class C	Class I
	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, DST Asset Manager Solutions, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 33 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information

Fund Investment Goals and Strategies, and Risks of Fund Investment Strategies

Summaries of each Fund’s principal investment strategies and principal investment risks are provided at the beginning of this Prospectus. The information below provides more background about some of the investment strategies that each Fund may pursue, including the principal investment strategies described in the first part of this Prospectus, and the risks associated with those investments. Investment strategies which are described below but are not identified as a principal investment strategy for a Fund at the beginning of the Prospectus are not currently considered to be principal investment strategies of the Fund. Investors should note, however, that a Fund’s investment profile will vary over time. See “Principal Investment Strategies” below for more information. More detailed information about each Fund’s investment strategies and investment risks is available in the Statement of Additional Information. The Statement of Additional Information also contains information about the Funds’ policies and procedures with respect to the disclosure of Fund portfolio investments.

Fund Investment Goals

The investment goals for each Fund are stated above in each Fund Summary. The investment goals stated in each Fund Summary are fundamental policies of the relevant Fund, and may not be changed without the approval of that Fund’s shareholders. Other investment goals of any of the Funds are not fundamental policies, and may be changed without shareholder approval. A Fund may not achieve its investment goals.

Principal Investment Strategies

A “principal investment strategy” of a Fund is a strategy which the Fund’s investment advisor (“Thornburg”) anticipates may be important in pursuing the Fund’s investment objectives, and which Thornburg anticipates may have a significant effect on its performance. Those strategies which are currently considered to be principal investment strategies of each Fund are identified under the caption “Principal Investment Strategies” relating to each Fund in the first part of this Prospectus. It is important to remember, however, that the investment profile of each Fund will vary over time, depending on various factors. Over time, a Fund will invest different proportions of its assets in the investments it is permitted to purchase, and a Fund may not invest at times in each of the investments it is permitted to purchase as a principal strategy.

Under certain circumstances, a Fund is only permitted to invest a certain percentage of its assets in a particular investment strategy. Information about those specific investment limitations is described for each Fund under the caption “Principal Investment Strategies” in the first part of this Prospectus or in the “Investment Limitations” section of the Statement of Additional Information. For purposes of any such limitation, the term “assets” means net assets of the Fund (determined immediately after and as a result of the Fund’s acquisition of a given investment) plus the amount of borrowings for investment purposes.

Investing in Stocks and Other Equity Securities

Equity securities include common stocks, preferred stocks, convertible securities, warrants, sponsored or unsponsored American Depositary Receipts and American Depositary Shares (“ADRs” and “ADSs”), partnership interests (including interests in master limited partnerships, private equity firms, and other public and private issuers organized as partnerships), shares in exchange traded funds (“ETFs”) and other investment companies, and publicly traded real estate investment trusts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Other equity securities similarly represent ownership interests in corporations or other entities. See also “Investing in Other Investment Companies,” below.

•General Risks of Equity Securities – Although equity markets have a history of long-term growth in value, the values of equity securities fluctuate significantly over short and intermediate time periods, and could fluctuate significantly over longer periods, in response to changes in market conditions, political and economic news, changes in company earnings and dividends, changes in the prospects for company businesses, industry and technological developments, changes in interest rates, and developments affecting specific companies. Thornburg may not correctly identify conditions that adversely affect the broader economy, markets or industries, or adverse conditions affecting specific companies in which the Funds may invest. When equity securities held by a Fund decline in value, the value of the Fund’s shares declines. These declines may be significant and there is no assurance that declines in value can be recaptured by future gains in value. From time to time, a Fund may seek to invest in a company’s equity securities through an initial public offering (“IPO”). There can be no assurance that a Fund will have continued access to profitable IPOs and, as a Fund’s assets grow, the impact of that Fund’s investments in IPOs on the performance of the Fund may decline.

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Additional Information

•Market and Economic Risks Affecting Equity Securities – Some adverse conditions have a broader impact and may affect entire economies, markets or industries. A general decline in economic conditions, in the United States or abroad, or the impacts of government policies or broader financial and market conditions may adversely affect securities valuations of companies in which a Fund has invested, even if the businesses of those companies are not adversely affected. In response to the financial crisis which began in 2008, the U.S. Federal Reserve and certain other central banks implemented a number of monetary policies intended to support financial markets, the effects of which were generally to reduce market interest rates and to raise the prices of a range of financial assets. In recent years, the U.S. Federal Reserve has eliminated or reduced many of those monetary policies, and other central banks could in the future take similar steps. In recent years the U.S. Federal Reserve has also increased its policy rate, the overnight Federal Funds rate, and additional future increases are possible. Although the effect that an increase in the Federal Funds rate or the further elimination or reduction of other monetary policies may have on financial markets is uncertain, those policy changes may lead to higher interest rates, declines in the prices of financial assets, adverse effects on currency exchange rates, changes in inflation rates, increased market volatility, higher levels of redemptions from certain Funds, or other consequences which may negatively affect global financial markets and the value of the Funds’ investments.

All countries are vulnerable economically to the impact of a public health crisis, such as the novel virus known as COVID-19. Such crises may depress consumer demand, disrupt supply chains, slow economic growth, and potentially lead to market closures, travel restrictions, government-imposed shutdowns, and quarantines, all of which could adversely affect the economies of many of the markets in which the Funds invest, and which could in turn lead to declines in the value of the Funds’ investments or decrease the liquidity of those investments.

•Risks Affecting Specific Companies – Other adverse developments may affect only specific companies, even if the overall economy or industry is unaffected. Adverse developments affecting a specific company may include management changes, hostile takeovers, weather or other catastrophe, competition from other firms or products, obsolescence of the company’s products, labor difficulties, increases in costs or declines in the prices the company obtains for its services or products and other factors. Any one or more of these adverse conditions may result in significant declines in the value of equity securities held by the Funds, and in some instances, a company in which a Fund has invested could become bankrupt, causing a loss of the Fund’s entire investment in the company.

•Risks of Investing in Small and Mid-Cap Companies – Smaller, less seasoned companies are generally subject to greater price fluctuations, limited market liquidity, higher transaction costs and generally higher investment risks. Small-capitalization and mid-capitalization companies may have risks resulting from limited product lines, earlier stages of development and lack of well-established businesses, more limited access to markets or financial resources, greater vulnerability to competition and market risks and fluctuations, more limited management expertise and resources, and have more limited financing and capital. There also may be less available information respecting these companies. Also, small- and mid-capitalization companies may perform poorly during times of economic stress.

•Risks of Investing in Publicly Traded Real Estate Investment Trusts (“REITs”) – Publicly traded REITs are pooled investment vehicles in which ownership interests are publicly traded, and which invest in real estate or real estate-related companies. Types of publicly traded REITs in which certain Funds may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Investments in REITs are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate). In addition, the value of a Fund’s investments in REITs may be affected by the quality and skill of the REIT’s manager, the internal expenses of the REIT, and, with regard to REITs issued in the United States, the risks that the REIT will fail to qualify for pass-through of income under the Internal Revenue Code of 1986 without payment of federal income tax by the REIT, or maintain its exemption from registration under the Investment Company Act of 1940 (the “1940 Act”).

•Limited Number of Portfolio Holdings – Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund may invest in the equity securities of fewer issuers than is typical of other equity mutual funds if the investment advisor believes that doing so is more likely to assist the Fund in pursuing its investment goals. To the extent a Fund invests its assets in fewer issuers than other mutual funds, the Fund’s net asset value may increase or decrease more in response to a change in the value of one of the Fund’s portfolio holdings than if the Fund invested in a larger number of issuers.

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Additional Information

Investing in Foreign Equity Securities

Investments in foreign equity securities and other investment instruments are subject to the same risks that affect investments in equity securities in the United States. Additionally, foreign investments are subject to other risks which are summarized below.

•Identifying Foreign Investments – Except as otherwise stated under the caption “Principal Investment Strategies” for any Fund, investments are considered “foreign” or having been made “outside the United States” if at the time the investment is made by a Fund the issuer of the investment is domiciled outside the United States, or the issuer is determined by the Fund’s investment advisor, Thornburg, to be tied economically to a country other than the United States. Thornburg considers a variety of factors to determine whether an investment is tied economically to one or more countries other than the United States, including (i) whether or not a significant portion of the issuer’s revenues or assets are derived from or are located in countries outside the United States, (ii) the primary trading market of the issuer’s securities, (iii) the locations of its offices or other operations, (iv) the source of any governmental guarantees or other supports, (v) identification of the issuer’s securities within an index or other listing indicating its location in a particular country or region outside the United States, and (vi) whether the investment is otherwise exposed to the economic fortunes and risks of countries outside the United States. For this purpose, an issuer of a security may be considered tied economically to a country outside the United States if it also has significant economic exposures to the United States. In addition, the application of these factors is inevitably complex and not precise in certain respects, companies may be economically tied to a number of countries (including the United States), and different persons may evaluate these factors differently and reach different conclusions as to whether or not a given issuer or its securities would be considered foreign or tied economically to countries other than the United States.

•General Risks Affecting Foreign Investments – Foreign investments are subject to greater political risk, including expropriation or nationalization of assets, confiscatory taxation, currency exchange controls, excessive or discriminatory regulations, trade protections, and restrictions on repatriation of assets and earnings to the United States. In some countries, there may be political instability or insufficient governmental supervision of markets, and the legal protections for a Fund’s investments could be subject to unfavorable judicial or administrative decisions or changes. Accounting and investment disclosure standards may be different or less reliable. Markets in some countries may be more volatile, and subject to less stringent investor protection and disclosure requirements and it may be difficult to sell securities in those markets. The economies in many countries may be relatively unstable because of dependence on a few industries or economic sectors. Different equity markets may behave differently from each other, and in particular, foreign markets may move in different directions from each other and United States markets.

•Foreign Currency Risks – Foreign investments, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. Fluctuations in currency valuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls. The investment advisor may seek to hedge foreign currency risks, but its hedging strategies may not be successful, or its judgments not to use hedging strategies may not correctly anticipate actual conditions and result in loss or higher costs to a Fund. Furthermore, any hedging strategy that the advisor pursues, such as the use of currency forward contracts, may involve additional risks.

•Risks Relating to Brexit – In 2016, the citizens of the United Kingdom voted to leave the European Union (the “EU”). While the United Kingdom’s withdrawal from the EU (commonly referred to as “Brexit”) is expected to take effect in 2020, there remains considerable uncertainty about the precise timeframe for the Brexit transition period and the terms of the United Kingdom’s trade agreements and other relationships with the EU following Brexit. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, including declines in the prices of financial assets in any or all of those markets, adverse effects on currency exchange rates, increased market volatility, or other consequences which may negatively affect financial markets and the value of the Funds’ investments.

Investing in Other Investment Companies

Subject to percentage limitations imposed by the 1940 Act, and provided such investments are otherwise consistent with the Fund’s investment strategies and limitations, a Fund may invest from time to time in shares of other investment companies, including other open-end mutual funds, closed-end mutual funds, business development companies, and exchange traded funds. Shares in another investment company which are held by a Fund would be subject to the same risks that affect the

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Additional Information

underlying investments of that other investment company. In addition, because each investment company incurs its own operating expenses, a Fund which invests in another investment company indirectly bears the expenses of that investment company. Those underlying expenses are similar to the expenses paid by other businesses owned by the Funds, are not direct costs paid by Fund shareholders, are not used to calculate a Fund’s net asset value, and have no impact on the costs associated with Fund operations.

Each Fund may also invest a portion or all of the Fund’s daily cash balance in Thornburg Capital Management Fund, a separate series of the Trust (the “Capital Management Fund”). The Capital Management Fund’s shares are not publicly available. The Capital Management Fund is not a money market fund, but generally invests in short-term obligations which are determined by Thornburg to be of high quality, with the objective of seeking current income consistent with liquidity management and safety of capital. The Capital Management Fund does not currently pay a separate investment advisory fee or administrative services fee to Thornburg, but Funds which invest in the Capital Management Fund would indirectly bear the other operating expenses of the Capital Management Fund, as described in the preceding paragraph.

Temporary Investments

Each of the Funds may purchase short-term, highly liquid securities including, but not limited to, time certificates of deposit, short-term U.S. government securities, commercial paper, and repurchase agreements. Funds typically hold these securities under normal conditions pending investment of idle funds or to provide liquidity. Funds also may hold assets in these securities for temporary defensive purposes in attempting to respond to adverse market, economic, political or other conditions. Investment in these securities for temporary periods could reduce a Fund’s ability to attain its investment goals.

Organization and Management of the Funds

Organization of the Funds

Each Fund is a diversified series of Thornburg Investment Trust, a Massachusetts business trust (the “Trust”) organized as a diversified, open-end management investment company under a Declaration of Trust. The Trustees are authorized to divide the Trust’s shares into additional series and classes.

Investment Advisor

The Funds are managed by Thornburg Investment Management, Inc. (“Thornburg”), a registered investment advisor since 1982. Thornburg performs investment management services for each Fund under the terms of an Investment Advisory Agreement, which specifies that Thornburg will select investments for the Fund, monitor those investments and the markets generally, and perform related services. Thornburg also performs administrative services for each Fund under the terms of an Administrative Services Agreement, which specifies that Thornburg will administer, supervise, perform, or direct certain administrative functions necessary or desirable for the operation of the Funds. The fees that Thornburg is entitled to receive under the Investment Advisory Agreement and Administrative Services Agreement are described below under the heading “Investment Advisory and Administrative Services Fees.” Thornburg’s services to the Funds are supervised by the Trustees of Thornburg Investment Trust.

Fund Portfolio Managers

Portfolio management at Thornburg is a collaborative process that encourages contributions from across Thornburg’s investment team. Some Funds have a single portfolio manager, and other Funds have portfolio managers who work together. For Funds with more than one portfolio manager, the portfolio managers typically act in concert in making investment decisions for the Fund, but any portfolio manager may act alone in making an investment decision. Although each Fund’s named portfolio managers are primarily responsible for day-to-day management of the Fund’s portfolio, those portfolio managers may be assisted by other members of Thornburg’s investment team, including investment analysts, assistant or associate portfolio managers, and portfolio managers for other Thornburg Funds.

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Additional Information

The portfolio manager(s) of each Fund are identified in the following table. Following the table is information about each such portfolio manager’s recent business experience. Additional information about the portfolio managers, including other accounts they manage, the determination of their compensation, and investments they have in the Funds they manage, is included in the Statement of Additional Information.

Fund Name	Portfolio Manager(s)
Small/Mid Cap Core Fund	Steven Klopukh
Small/Mid Cap Growth Fund	Steven Klopukh
Tim McCarthy

Steven Klopukh, cfa, has been a portfolio manager of Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund since 2020. Mr. Klopukh joined Thornburg Investment Management as a portfolio manager in 2020. Prior to joining Thornburg, Mr. Klopukh was a lead portfolio manager of US small- and mid-cap equity strategies at Allianz Global Investors. Mr. Klopukh holds an MBA with honors from the Booth School of Business at University of Chicago and a BS in economics and finance from Fairleigh Dickinson University.

Tim McCarthy, cfa, has been a portfolio manager of Small/Mid Cap Growth Fund since 2020. Mr. McCarthy joined Thornburg Investment Management as a portfolio manager in 2020. Prior to joining Thornburg, Mr. McCarthy spent 17 years at Allianz Global Investors, where he was senior portfolio manager and director for the U.S. Small- & Mid-Cap Growth team, a portfolio manager and analyst on the Small-Cap team, and a member of the Quantitative Analytics & Risk Strategy group. His extensive investment-industry experience includes serving as a portfolio product specialist at FactSet Research Systems. Tim holds a BS in business administration with a concentration in finance from the University of Vermont. He is a member of the CFA Society of San Francisco.

Investment Advisory and Administrative Services Fees

Investment Advisory Fees

The following table shows the effective investment advisory fee rate that was paid by each Fund to Thornburg pursuant to the Investment Advisory Agreement during the fiscal year ended September 30, 2020, calculated as a percentage of the Fund’s average daily net assets.

Fund Name	Effective Advisory Fee Rate
Small/Mid Cap Core Fund	0.86%
Small/Mid Cap Growth Fund	0.86%

The investment advisory fee rate for each Fund is a blended rate that is calculated in accordance with the following breakpoint schedules, and which will therefore decrease as the Fund’s assets increase and increases as the Fund’s assets decrease:

Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund
Net Assets of Fund	Advisory Fee Rate
0 to $500 million	0.875%
$500 million to $1 billion	0.825%
$1 billion to $1.5 billion	0.775%
$1.5 billion to $2 billion	0.725%
Over $2 billion	0.675%

A discussion regarding the basis for the approval of each Fund’s Investment Advisory Agreement by the Trustees is contained in the Fund’s Annual Report to Shareholders for the year ended September 30, 2020.

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Additional Information

Administrative Services Fees

The administrative services fee payable by each Fund is computed as an annual percentage of the aggregate average daily net assets of all share classes of all of the Funds of the Trust, at a blended rate calculated in accordance with the following breakpoint schedule, and which will therefore decrease as the Trust’s assets increase, and increase as the Trust’s assets decrease:

Net Assets of the Trust	Administrative Services Fee Rate
0 to $20 billion	0.100%
$20 billion to $40 billion	0.075%
$40 billion to $60 billion	0.040%
Over $60 billion	0.030%

Fee Waivers and Expense Reimbursements

Thornburg may from time to time contractually agree to waive fees or reimburse expenses incurred by a Fund, or by certain classes of shares of a Fund, so that the total annual operating expenses of that Fund or class do not exceed a specified percentage of average daily net assets (an “expense cap”). For additional information about whether your Fund, or any share class thereof, is currently the subject of a contractual fee waiver and expense reimbursement agreement, see the Fund’s Annual Fund Operating Expenses table, and the footnotes thereto, in the first part of this Prospectus. Thornburg may recoup fees waived or expenses reimbursed in any fiscal year if, during that same fiscal year, the Fund’s total annual operating expenses fall below the expense cap that was in place at the time that those fees or expenses were waived or reimbursed. Thornburg will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment. Fee waivers or reimbursement of expenses for a Fund or class will boost its performance, and recoupment of waivers or reimbursements will reduce its performance.

Pricing Fund Shares

The Funds are open for business each day the New York Stock Exchange (“NYSE”) is open. On each such day, the Funds normally calculate their net asset values (“NAVs”) for each class of shares as of 4:00 p.m. Eastern Time. The Funds will not treat an intraday suspension, disruption or closure in NYSE trading as a closure of the NYSE and will therefore continue to calculate NAVs as of 4:00 p.m. ET on those days. The NAV of each class of shares of a Fund is calculated by adding the value of all of the assets attributable to that class, subtracting the liabilities attributable to that class, and then dividing that result by the number of shares of that class that are outstanding.

For purposes of calculating the NAV of each class of shares of a Fund, the assets attributable to that class are valued each business day in accordance with the Trust’s valuation policies and procedures. Pursuant to those policies and procedures, securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Debt obligations held by a Fund have a primary market over the counter and are valued by an independent pricing service approved by Trustees of the Trust. Commercial paper with a remaining maturity of 60 days or less is valued by Thornburg at amortized cost, subject to regular confirmation through the use of valuations obtained from the Fund’s custodian or an independent pricing service.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, Thornburg’s valuation and pricing committee calculates a fair value for the investment using alternative methods approved

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Additional Information

by the Trust’s Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Trust’s Audit Committee are exceeded, foreign equity investments held by a Fund may be valued using alternative methods.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by a Fund, or where Thornburg’s valuation and pricing committee determines that a valuation obtained from a pricing service is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the valuation and pricing committee will calculate a fair value for the obligation using alternative methods under procedures approved by the Trust’s Audit Committee.

In instances when Thornburg’s valuation and pricing committee assists in calculating a fair value for a portfolio investment, that committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The valuation and pricing committee customarily utilizes quotations from securities broker dealers in calculating such valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Trust’s Audit Committee. Because fair values calculated by the valuation and pricing committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

When you purchase or sell Fund shares, those shares are priced at the NAV next determined after your order is received in proper form. “Proper form” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. If a purchase or sale order is provided on your behalf by a financial intermediary that is authorized to transmit such orders, or by an authorized designee of that financial intermediary, then the order will generally be deemed to have been received by the Fund at the time that the order was first received in proper form by your intermediary or its designee. If you hold your shares directly, instead of through a financial intermediary, purchase or sale orders will generally be deemed to have been received by the Fund at the time that the order was first received in proper form by the Fund’s Transfer Agent.

Important General Information

To open an account to purchase shares of the Funds, complete and sign an account application and give it, along with your check, to your financial intermediary. If there is no application accompanying this Prospectus, please call 1-800-847-0200.

You may purchase additional Fund shares in an existing account through your financial intermediary, by mailing a check made payable to Thornburg Investment Trust, or by wire. If you wish to add to an account by wire, telephone 1-800-847-0200 for wiring instructions. You may also add to an existing account through the Fund’s Automatic Investment Plan, which is described in more detail below.

Before opening an account to purchase Fund shares, please note the following:

•Shares of the Funds are only available for purchase by those U.S. citizens, resident aliens, and U.S. entities that have an address in the U.S. or its territories (including U.S. military or diplomatic addresses) and a valid U.S. social security number, employer identification number, or other taxpayer identification number (TIN) issued by the U.S. Internal Revenue Service. Non-U.S. persons who meet the customer identification and verification requirements under the Trust’s Anti-Money Laundering Policy may be accepted in the sole discretion of Thornburg.

•Investment minimums may be applicable to the purchase of Fund shares. Information about investment minimums is available for each Fund under the caption “Purchase and Sale of Fund Shares” in the front portion of this Prospectus. Please note that if you purchase your shares through a financial intermediary, the intermediary may impose its own investment minimums.

•Federal law requires us to obtain, verify and record information which identifies each person who opens an account. When you open an account, you will be asked to supply your name, address, date of birth, Social Security or tax identification number and other information identifying you. Furthermore, legal entity customers may be asked to provide

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Additional Information

verification and identification information about their ultimate beneficial owners and control persons. We are required to reject any new account application if the required information is not provided.

•When you open an account, you will also be asked to certify that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require your Fund to withhold a portion of your taxable distributions and redemption proceeds. See the Statement of Additional Information for further details about backup withholding.

•Each Fund reserves the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order.

•If you open or add to your Fund account yourself rather than through your financial intermediary, please note the following:

–All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

–Except in limited situations at Thornburg’s sole discretion, the Funds do not accept cash or cash equivalents. For this purpose, cash equivalents include, but are not limited to, cashier’s checks, official bank checks, money orders, traveler’s checks, and credit card checks.

–If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the Fund or its Transfer Agent has incurred.

–A Medallion Signature Guarantee may be required for certain transactions, as described in the respective account application and/or shareholder form.

Thornburg’s telephone representatives are available Monday through Friday from 9:30 a.m. to 6:30 p.m. Eastern Time. If you call during these times, you can speak with someone equipped to provide the information or service you need.

Statements and reports sent to you include the following:

•Transaction confirmation statements;

•Monthly account statements (except Value Fund and Growth Fund, which send quarterly account statements); and

•Financial reports (every six months).

You will not receive a separate confirmation for Fund share transactions made pursuant to a periodic investment and withdrawal program, such as a dividend reinvestment plan or automatic investment plan. Instead, those periodic transactions will be confirmed on your monthly or quarterly account statement.

Thornburg’s Website on the Internet provides you with helpful information 24 hours a day, at www.thornburg.com.

Shareholders should note that certain methods of contacting Thornburg may be unavailable or delayed following a natural disaster, cybersecurity incident, or other force majeure event.

Purchases by Employer-Sponsored Retirement Plans

Some of the Funds offer classes of shares that are intended for sale specifically to employer-sponsored retirement plans. These “Class R” shares are described in more detail in a separate “Retirement Plan Shares” prospectus, which you can obtain through your financial intermediary or by contacting Thornburg at 1-800-847-0200.

In general, employer-sponsored retirement plans seeking to purchase shares of a Fund that offers a Class R share are required to purchase those Class R shares and are not eligible to purchase the classes of shares offered in this Prospectus. Notwithstanding the foregoing, an employer-sponsored retirement plan would be eligible to purchase Class A or Class I shares if:

•The plan’s administrator or sponsor has established an account through which Class A or Class I shares may be purchased, or otherwise entered into an arrangement with Thornburg or Thornburg Securities Corporation (“TSC”), the Funds’ distributor, allowing for the purchase of such shares, before July 1, 2007; or

•The purchase of Class A or Class I shares by the plan is made through a fee-based advisory program that does not otherwise make the Fund’s Class R shares available for investment.

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PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Additional Information

For this purpose, employer-sponsored retirement plans include: group profit sharing and money purchase pension plans; defined benefit plans and nonqualified deferred compensation plans; and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code.

Employer-sponsored retirement plans do not include: retail non-retirement accounts; individual retirement accounts (“IRAs”); Roth IRAs; SIMPLE IRAs; individual profit sharing plans; individual 403(b) plans; Simplified Employee Pensions (“SEPs”); SAR-SEPs; 529 tuition programs; Coverdell Educational Savings Accounts; health savings accounts; individual 401(k) plans; and 401(k) plans that are not administered by a professional plan administrator or where the plan administrator is not set up to administer Class R shares (i.e., small employer 401(k) plans). Accordingly, the foregoing investors are generally eligible to purchase the classes of shares described in this Prospectus, subject to applicable investment minimums.

Purchasing and Holding Shares through a Financial Intermediary

You may purchase your Fund shares through a financial intermediary, such as a securities broker-dealer, a bank, trust company or other financial institution, or an organization that provides recordkeeping services to employer-sponsored retirement plans and employee benefit plans. The intermediary will typically provide a range of services for your convenience, which may include holding Fund shares of record for the investor, issuing account statements, executing transactions, distributing dividends and redemption proceeds, and assisting with tax reporting.

Financial intermediaries that offer shares of the Funds are not agents or otherwise acting on behalf of the Funds, Thornburg, TSC, or the Funds’ Transfer Agent, and none of those persons audit the operations of such financial intermediaries. You are responsible for selecting the intermediary, and none of the Funds, Thornburg, TSC, or the Funds’ Transfer Agent are responsible for errors or omissions by such financial intermediaries, including failures or delays in crediting the investor for dividends or redemption proceeds, errors in account statements or other reports, errors in executing purchases or sales of shares, delays in reports, electronic hacking or other cyber events affecting your account with an intermediary, or for any loss to you due to a failure or insolvency of the intermediary, the intermediary’s loss of property or funds, or other acts or omissions by the intermediary. You should therefore exercise care in selecting a financial intermediary.

If you purchase Fund shares through a financial intermediary, note that the intermediary may impose a charge or fee for that service, the amounts of which may differ depending on the class of shares that you own, the identity of the financial intermediary, how you hold your Fund shares, and other factors. The intermediary may also impose investment minimums, investment limits, or purchase procedures that differ from those described in this Prospectus, or it may waive investment minimums. Please confer with your financial intermediary to discuss those topics.

Financial intermediaries may also receive certain payments from the Funds, Thornburg, or TSC in respect of the purchase and sale of Fund shares and as compensation for shareholder support and account maintenance services. See “Compensation to Financial Intermediaries” below for more information.

The Funds Offer Different Share Classes

General Information about Fund Share Classes

The specific share classes offered by each Fund through this Prospectus are described for each Fund in the first part of the Prospectus. Each Fund may also offer one or more other classes of shares that are not offered through this Prospectus. Each of a Fund’s shares represents an equal undivided interest in the Fund’s assets, and each share class of a Fund has the same investment objective(s) and a common investment portfolio. However, each share class has varying annual expenses and sales charge structures, which will affect performance. If you do not specify a class of shares in your order, your money will be invested in Class A shares of the Fund you purchase.

Financial intermediaries that offer Fund shares to their customers determine which share classes to make available, and are responsible for advising you as to which of those share classes is appropriate for you. Financial intermediaries may receive different compensation for selling different classes of shares. If you are investing in Fund shares through a financial intermediary, you should contact your intermediary to obtain information respecting the different share classes of the Funds. You can also obtain more information about the Fund’s shares by contacting TSC at 1-800-847-0200.

Certain information about each share class, including a summary of the sales charge and expense structure of each class, is included in the following table. Additional information about each share class, including the circumstances under which the sales charges for a given class may be reduced or waived, is provided after the table under the heading that is specific to each such class, and on the Thornburg website at www.thornburg.com.

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Additional Information

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES
Front-End Sales Charge	Maximum 4.50% for the Funds.	None	None
Contingent Deferred Sales Charge	None (except in certain cases for purchases of $1 million or more)	Up to 1.00% on redemptions of shares of the Funds made within twelve months of purchase.	None
Distribution and/or Service (12b-1) Fees	0.25% for the Funds.	1.00% for the Funds.	None (but see “Other Information,” below)
Automatic Conversion to Another Share Class	No	Yes, after eight years. See more detail below under the caption “Information about Class C Shares.”	No
Other Information	The front-end sales load may be reduced or waived under certain circumstances, as described below under the caption “Information about Class A Shares.”	The contingent deferred sales charge may be waived under certain circumstances, as described below under the caption “Information about Class C Shares.”

Higher investment minimums apply to individuals purchasing Class I shares. Class I shares are potentially subject to a 0.25% 12b-1 fee, but the Funds’ distributor has advised that it has no current intention to seek any 12b-1 payment from the Class I shares.

Information about Class A Shares

Class A shares are sold subject to a front-end sales charge. The sales charge is deducted from the offering price when you purchase shares, and the balance is invested at the NAV next determined after your order is received in proper form. The sales charge is shown in the table below. The offering price for a Class A share is the NAV of that share plus the applicable front-end sales charge. The sales charge is not imposed on shares that are purchased with reinvested dividends or other distributions.

Class A shares are also subject to a Rule 12b-1 Service Plan, which provides for the Fund’s payment to TSC, or to such other persons as TSC may direct, of up to 0.25% of the class’s average annual net assets each year, for expenses incurred by TSC, or by other persons at the request or direction of TSC or the Trust, for shareholder and distribution-related services. Because this fee is paid out of the class’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Class A Shares Total Sales Charge

	As Percentage of		Amount Retained by Selling Dealer (as a percentage of offering price)*
	Offering Price	Net Asset Value
Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund
Less than $50,000	4.50%	4.71%	4.00%
$50,000 to 99,999.99	4.00%	4.17%	3.50%
$100,000 to 249,999.99	3.50%	3.63%	3.00%
$250,000 to $499,999.99	3.00%	3.09%	2.50%
$500,000 to 999,999.99	2.00%	2.04%	1.50%
$1,000,000 and over**	None	None	None

*At certain times, for specific periods, TSC may reallow up to the full sales charge to all dealers who sell Fund shares. These “full reallowances” may be based upon the dealer reaching specific minimum sales goals. TSC will reallow the full sales charge only after notifying all dealers who sell Fund shares. During such periods, dealers may be considered underwriters under securities laws.

**There is no sales charge on investments of $1 million or more made by a purchaser, but a contingent deferred sales charge (“CDSC”) will be imposed on any part or all of such an investment which is redeemed within 12 months of purchase. The CDSC is up to 1% for the Funds shown above, and may be subject to waiver or reduction under the circumstances described in the Statement of Additional Information. TSC intends to pay a commission to financial intermediaries who place an order for a single purchaser for any of the Funds of up to 1% for any portion of that order from $1 million to $2 million, up to 0.70% for any portion of that order exceeding $2 million up to $4 million, and up to 0.50% for any portion of that order exceeding $4 million. Payment of any such commission is subject to certain restrictions described in the Statement of Additional Information.

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PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Additional Information

Because the annual fees for Class A shares of each Fund are lower than the fees for Class C shares of the same Fund, any dividends paid by the Fund will be higher for the Class A shares of the Fund than for Class C shares of the same Fund. The deduction of the initial sales charge, however, means that you purchase fewer Class A shares than Class C shares of each Fund for a given amount invested.

If you are among the classes of investors who can buy Class A shares at net asset value or at a reduced sales charge, but you are not eligible to purchase Class I shares, you should consider buying Class A shares. If you are planning a large purchase or purchases under the Rights of Accumulation or Letter of Intent (as described below), you should consider if your overall costs will be lower by buying Class A shares, particularly if you plan to hold your shares for an extended period of time.

Letters of Intent

If you intend to invest, over the course of 13 or fewer months, an amount of money in Class A shares that would qualify for a reduced sales charge if it were made in one investment, you can qualify for the reduced sales charge on the entire amount of your investment by signing a Letter of Intent (“LOI”) and delivering the signed LOI to your financial intermediary. An LOI is a nonbinding commitment to purchase shares of the Funds over a 13-month period. In exchange for making that nonbinding commitment, each purchase of Class A shares of a Fund made in your qualifying accounts (as defined below) during the 13-month period after you deliver the signed LOI to your financial intermediary will be charged the same reduced sales charge that would have applied if you had purchased all of those Fund shares in a single transaction. If you already owned Fund shares in your qualifying accounts before entering into the LOI, the value of those previously owned shares will be counted toward your LOI commitment, but reduced sales charges will not apply retroactively to your purchases of those previously owned shares. If you purchase shares directly from the Funds, the shares in your qualifying account will be valued at their current market value for purposes of determining whether you have met the LOI commitment.

You do not have to reach the goal you set in your LOI. If you do not meet that goal by the end of the 13-month period, you will have to pay the difference between the sales charge you would have paid and the sales charge you did pay. You may pay this amount directly to TSC, or TSC will redeem a sufficient number of Fund shares from your qualifying accounts to obtain the difference. Note that Fund shares purchased through the reinvestment of dividends or distributions are not considered in determining whether you have met the goal set in your LOI.

The LOI that you deliver to your financial intermediary must reference all qualifying accounts to which the LOI will apply. “Qualifying accounts” include:

•Accounts under your name (alone or with other accountholders) with your federal tax identification number, shown on the Fund’s records as opened by the same financial advisor or firm through which you are making your current purchase of Class A shares; and

•Accounts under the name of persons in your household having the same mailing address as identified in your account application and opened by the same financial intermediary through which you are making your current purchase of Class A shares.

If a qualifying account is not referenced in the LOI, the value of the shares in that qualifying account will not be considered in determining whether you have met your LOI goal.

If you die within the 13-month period of your LOI, your commitment under the LOI will be deemed to have been met. Dealer commissions will not be adjusted or paid on any difference between what the shareholder intended to invest under the LOI and what was actually invested.

Rights of Accumulation

If you believe you qualify for a reduced sales charge under Rights of Accumulation, you should notify your financial intermediary at the time of your purchase.

You may qualify for a reduced sales charge under Rights of Accumulation when your current purchase of Class A shares of any of the Funds in this Prospectus, added to the value of the Class A, Class C, Class C2, and Class D shares of all Thornburg Funds in your qualifying accounts (as defined above), passes one of the sales charge breakpoints displayed in the sales charge table for Class A shares shown above. If you purchase shares directly from the Funds, qualification for Rights of Accumulation is determined by using the current market value of the Class A, Class C, Class C2, and Class D shares of all Thornburg Funds in your qualifying accounts.

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Additional Information

Please note that certain financial intermediaries may have their own procedures for determining whether you are eligible for a reduced sales charge under an LOI or Rights of Accumulation, and in some instances those procedures may differ from the procedures described above. See Appendix A of this Prospectus for more detail, and please contact your financial intermediary to learn more about their LOI and Rights of Accumulation procedures.

Please also note that the discounts available through an LOI or Rights of Accumulation will not apply to Fund shares that are held through financial intermediaries other than the financial intermediary through which you are making your current purchase of Fund shares, nor do those discounts apply to Fund shares held in Thornburg Investment Management Accounts or in employer-sponsored retirement plans.

Class A Sales Charge Waivers

If you are among the categories of investors described below, you are eligible to purchase Class A shares without any front-end sales charge, provided that if you purchase those shares directly from the Funds rather than through an intermediary, you must notify TSC or the Funds’ Transfer Agent of your eligibility for the sales charge waiver.

Please note that certain financial intermediaries may impose sales charge waivers or discounts that differ from what is described below. Such intermediary-specific sales charge variations are described in Appendix A of this Prospectus. Please contact your financial intermediary prior to your purchase of Class A shares to notify the intermediary of any relationship or other facts that you believe may qualify you for a waiver of the front-end sales load, and to learn more information about the waivers offered by your intermediary.

•A Shareholder Who Redeemed Class A Shares of a Fund – For ninety days after such a redemption you will pay no sales charge on amounts that you reinvest in Class A shares of the same Fund and through the same account, up to the dollar amount you previously redeemed.

•An Officer, Trustee, Director, or Employee of Thornburg (or any investment company managed by Thornburg), TSC, any affiliated Thornburg Company, the Funds’ Custodian bank or Transfer Agent and members of their families, including trusts established for the benefit of the foregoing.

•Employees of Brokerage Firms who are members in good standing with the Financial Industry Regulatory Authority (“FINRA”); employees of financial planning firms who place orders for the Fund through a member in good standing with FINRA; the families of both types of employees. Orders must be placed through a FINRA member firm who has signed an agreement with TSC to sell Fund shares.

•Customers of bank trust departments, companies with trust powers, investment broker dealers and investment advisors who charge fees for services, including investment broker dealers who utilize wrap fee or similar arrangements. Accounts established through these persons are subject to conditions, fees and restrictions imposed by these persons.

•Investors Purchasing $1 Million or More – However, a contingent deferred sales charge of up to 0.50% (up to 1% for Value Fund and Growth Fund) applies to shares redeemed within one year of purchase. This contingent deferred sales charge may be waived or reduced under the circumstances described in the Statement of Additional Information.

•Those Persons Who Are Determined by the Trustees of the Fund to have acquired their shares under special circumstances not involving any sales expenses to the Funds or TSC.

•Purchases Placed Through An Account Held Directly with the Fund rather than through a third party broker-dealer.

•Purchases Placed Through a Broker that Maintains One or More Omnibus Accounts with the Fund provided that such purchases are made by: (i) investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; or (ii) clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

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PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Additional Information

•Purchases by an Employer-Sponsored Retirement Plan, provided that plans are only eligible to purchase Class A shares under certain limited circumstances. See “Important General Information; Purchases by Employer-Sponsored Retirement Plans” above for more information.

•Purchases Placed through Self-Directed Brokerage Accounts, provided that such accounts are held with a financial intermediary that TSC has agreed may offer Class A shares through a load-waived investing platform. Investors may be charged a transaction fee by the intermediary for placing orders through such accounts.

Information about Class C Shares

Class C shares are sold at the NAV next determined after your order is received in proper form.

Class C shares of each Fund automatically convert to Class A shares of the same Fund according to the following schedule:

•Class C shares that have been held for eight years or more as of October 10, 2020 will convert to Class A shares at the close of business on that day; and

•Thereafter, Class C shares that have been held for eight years will convert to Class A shares at the close of business on the tenth day (or, if that tenth day is not a business day, then on the next business day) of the month following the month in which the eighth anniversary occurred.

The automatic conversion of Class C shares to Class A shares shall not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares with the Fund in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

The conversion of Class C shares to Class A shares will occur without the imposition of any sales charge, fee, or other charge. If you exchange the Class C shares of one Fund for Class C shares of another Fund (see “Exchanging Fund Shares,” below), the conversion period will be calculated from the date that you initially purchased your Class C shares, not from the date of your exchange. More information about this automatic conversion feature can be found in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares.”

Class C shares are subject to a contingent deferred sales charge (“CDSC”) if the shares are redeemed within one year of purchase. The CDSC is 1% for Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund. The CDSC is calculated on the amount of the redemption proceeds for each share, or the original purchase price, whichever is lower. Shares not subject to the CDSC are considered redeemed first. The CDSC is not imposed on shares purchased with reinvested dividends or other distributions.

The CDSC on Class C shares will be waived for the types of redemptions described below if you redeem your shares directly with the Funds. Please note that certain financial intermediaries may impose CDSC waivers that differ from what is described below. Such intermediary-specific sales charge variations are described in Appendix A of this Prospectus. Please contact your financial intermediary prior to your purchase of Class C shares to learn more information about the waivers offered by your intermediary.

•Redemption of Class C shares upon the death of the account holder;

•Redemption of Class C shares that were purchased through a financial intermediary if the intermediary waived its right to receive a commission from the Fund at the time of purchase;

•Redemption of Class C shares as part of a mandatory distribution from an IRA or other qualified retirement arrangements; and

•Certain redemptions of Class C shares made pursuant to a systematic withdrawal plan (see “Systematic Withdrawal Plan” below).

Additional information about the foregoing waivers is available in the Statement of Additional Information.

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Additional Information

Class C shares are subject to a Rule 12b-1 Service Plan providing for the Fund’s payment to TSC, or to such other persons as TSC may direct, of up to 0.25% of the class’s average annual net assets each year, for expenses incurred by TSC, or by other persons at the request or direction of TSC or the Trust, for shareholder and distribution-related services. Class C shares are also subject to a Rule 12b-1 Distribution Plan providing for the Fund’s payment to TSC, or to such other persons as TSC may direct, of amounts for the sale and distribution of the Fund’s shares and to pay for commissions and other distribution expenses. The 12b-1 Distribution Plan provides for payment of up to 0.75% of the average annual net assets attributable to Class C shares of each of Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund. Because these fees are paid out of the class’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

TSC will not accept any order for Class C shares which it is able to determine will exceed $1,000,000, when added together with the value of shares in all Thornburg Funds owned by the investor through the same account or qualifying account as described under the Rights of Accumulation section. TSC may not be able to determine each instance in which this limitation applies because shareholder account information may be maintained by financial intermediaries, and may not be available to TSC. Investors planning large purchases of Class C shares, or cumulative purchases of Class C shares over time, should consult with their financial intermediary about the higher annual fees for Class C shares and consider if it would be more advantageous to purchase Class A shares under a Letter of Intent or Rights of Accumulation.

If your investment horizon is relatively short and you do not qualify to purchase Class I Shares or Class A shares at a reduced sales charge, you should consider purchasing Class C shares.

If you hold your Class C shares directly with the Fund and do not have a financial intermediary associated with your account, TSC in its discretion may convert your Class C shares of a Fund to Class A shares of the same Fund.

Information about Class I Shares

Class I shares are sold with no initial sales charge or contingent deferred sales charge at the NAV per share next determined after your purchase order is received in proper form. Class I shares are also subject to a Rule 12b-1 Service Plan, which permits each Fund to pay TSC, or such other persons TSC may direct, for expenses incurred by TSC, or by other persons at the request or direction of TSC or the Trust, for shareholder and distribution-related services. The maximum annual payment under the plan is 0.25% (0.20% in the case of Short Duration Municipal Fund and Ultra Short Income Fund) of the class’s average annual net assets, but TSC has advised that it has no current intention to seek any payment under the plan for Class I shares. Because this fee is paid out of the class’s assets, payment of the fee on an ongoing basis would increase the costs of your investment and might cost more than paying other types of sales charges.

Class I shares of the Funds are available to the following investors:

•Investors who purchase their shares through a fee-based advisory program with a financial intermediary;

•Investors who purchase their shares through a brokerage platform with a financial intermediary that is acting as an agent for the investor, provided that the intermediary has entered into an agreement with TSC that authorizes the intermediary to offer Class I shares within that platform;

•Certain employer-sponsored retirement plans, as described above under the heading “Purchases by Employer-Sponsored Retirement Plans;”

•Investors who satisfy the $2,500,000 investment minimum described in the first part of this Prospectus;

•Employees, officers, trustees and directors of any Fund or Thornburg company, the families of such persons, and trusts established for the benefit of such persons or their families; and

•Investors who are determined under procedures established by the Trustees to have acquired their Class I shares under special circumstances not involving any sales expenses to the Fund or TSC and not involving any expected administrative services exceeding the services customarily provided for Class I shares.

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PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Additional Information

As described above under “Purchasing and Holding Shares through a Financial Intermediary,” investors who purchase Fund shares through a financial intermediary may be charged additional fees by that intermediary. For example, investors that transact in Class I shares through a brokerage platform with an intermediary may be required to pay a commission or other forms of compensation to that intermediary.

Investors who hold Class I shares of the Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Class I shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.

Adding to Your Account

Automatic Investment Plan

One easy way to pursue your financial goals is to invest money regularly, which you can do by signing up for a Fund’s Automatic Investment Plan. Under this plan, shareholders with existing accounts in a Fund can arrange for a predetermined amount of money to be withdrawn from their bank account and invested in that Fund’s shares at periodic intervals. The minimum amount that can be invested in a Fund at each periodic interval is $100, unless you are investing through a financial intermediary that specifies a different minimum. Regular investment plans do not guarantee a profit and will not protect you against loss in a declining market. Certain restrictions apply for retirement accounts. Please contact your financial intermediary or telephone Thornburg at 1-800-847-0200 for more information or to set up an automatic investment plan.

Exchanging Fund Shares

As a shareholder you have the privilege of exchanging shares of any class of a Fund for shares of the same class of another Fund. Before exchanging shares, please note the following

•The Fund you are exchanging into must be qualified for sale in your state.

•You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

•Before exchanging into a Fund, read the Prospectus for that Fund.

•Exchanges will be treated as a sale of your shares for tax purposes and, therefore, an exchange may have tax consequences for you. See “Taxes” below for more information.

•Each Fund reserves the right to refuse any exchange, or temporarily or permanently terminate or modify your exchange privilege for any reason, including if, in Thornburg’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets, exchanges appear to coincide with a market timing strategy, or if Thornburg believes the Fund otherwise may be adversely affected. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for this purpose.

•Termination of the exchange privilege or refusal of any exchange does not restrict a shareholder’s right to redeem shares of any Fund.

•You will not pay a CDSC on the exchange of Class C shares of a Fund for Class C shares of another Fund, even if the exchange occurs within 12 months of your purchase of the original shares. A CDSC will apply, however, to any subsequent sale of those Class C shares within 12 months of your original date of purchase, unless you otherwise qualify for a waiver of that CDSC. See “Buying Class C Shares,” above, for more information on CDSC waivers.

In addition, and subject to a Fund’s right to refuse an exchange for the reasons set forth above, those financial intermediaries with which TSC has an agreement to sell Class C2 shares may under certain circumstances exchange Class C shares of one Fund for Class C2 shares of another Fund, or exchange Class C2 shares of one Fund for Class C shares of another Fund. You will not pay a CDSC on such exchanges, even if the exchange occurs within 12 months of your purchase of the original

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Additional Information

shares. A CDSC will apply, however, to any subsequent sales of those Class C or Class C2 shares within 12 months of your original date of purchase, unless you otherwise qualify for a waiver of that CDSC.

If you are exchanging your Fund shares through a financial intermediary, note that the intermediary may impose a charge or fee for that service, and may impose other restrictions or apply other procedures to your redemption. Please confer with your financial intermediary to discuss those topics.

Selling Fund Shares

General Information about Fund Share Redemptions

You can withdraw money from your Fund account at any time by redeeming some or all of your shares, either by selling them back to the Fund or by selling the shares through your financial intermediary.

Your shares will be redeemed by the Fund at the NAV per share next determined after your order is received in proper form. If the shares that you are redeeming are subject to a contingent deferred sales charge (“CDSC”), the amount of the CDSC will be deducted and the remaining proceeds sent to you. No CDSC is imposed on the amount by which the value of a share may have appreciated. No CDSC is imposed on shares obtained through reinvestment of dividends or capital gains. Shares not subject to a CDSC will be redeemed first. For more information about CDSCs that may be applicable to your shares, see “The Funds Offer Different Share Classes,” above.

Payment for redeemed shares normally will be made by the Fund’s Transfer Agent as soon as practicable and typically within two business days, and in most cases within seven days, after receipt of a properly executed request for redemption. However, the Fund may hold payment on redemptions until it is reasonably satisfied that any investment previously made by check has been collected, which can take up to 15 business days. Additionally, if you hold your shares directly with the Fund, the Fund’s Transfer Agent is permitted to place a temporary hold on the disbursement of redemption proceeds to you if: (a) you are a natural person age 65 or older, or a natural person age 18 and older who the Transfer Agent reasonably believes has a mental or physical impairment that renders you unable to protect your own interests; and (b) the Transfer Agent has a reasonable belief that the redemption request is part of a scheme to financially exploit you. No interest is accrued or paid on amounts represented by uncashed distribution or redemption checks.

The Funds may suspend the right of redemption and may postpone payment when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by rules of the Securities and Exchange Commission during an emergency which makes it impractical for the Funds to dispose of their securities or fairly to determine net asset value, or during any other period specified by the Securities and Exchange Commission in a rule or order for the protection of investors.

Redemption proceeds are normally paid in cash. Each Fund generally expects to meet redemption requests out of its holdings of cash, or by selling portfolio investments to generate cash to meet those requests. If considered appropriate by Thornburg, and subject to terms and conditions approved by the Trustees, a Fund may pay redemption proceeds in portfolio securities rather than cash.

Redeeming Shares through a Financial Intermediary

You may sell your Fund shares through a financial intermediary. If you do so, note that the intermediary may impose a charge or fee for that service, and may impose other restrictions or apply other procedures to your redemption. Please confer with your financial intermediary to discuss those topics.

Redeeming Shares Directly with the Fund

You may use any of the following methods to submit a redemption request directly to the Fund rather than through a financial intermediary:

•Written Instructions. Mail your instructions to the Funds’ Transfer Agent at the address shown on the back cover page of this Prospectus. Your instructions should include: your name; the Fund’s name; your account number; the dollar amount or number of shares to be redeemed; a Medallion signature guarantee stamp, if required (see “Medallion Signature Guarantee” below for additional information); and your signature (see “Signature Requirements” below for additional information).

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PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Additional Information

•Telephone Redemption. If you completed the telephone redemption section of your account application when you first purchased your Fund shares, you may redeem your shares by telephoning Thornburg at 1-800-847-0200. If you did not complete the telephone redemption section of your application when you first purchased your shares, you may add this feature by completing a telephone redemption application, which you can obtain by calling 1-800-847-0200. If you redeem your shares by telephone, you can have the redemption proceeds sent to you by wire, by Automated Clearing House transfer to the bank account designated on your account application, or by check. The minimum wire redemption amount is $1,000, and the minimum check redemption amount is $50. Telephone redemptions sent by wire will generally be credited to your bank account on the business day after your shares are redeemed.

Neither the Funds, Thornburg, TSC, or the Funds’ Transfer Agent will be responsible for confirming the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense associated with acting upon such telephone instructions, provided that reasonable procedures are followed to identify the caller, which may include recording of telephone transactions, sending written confirmation of such transactions to you, and requesting certain information to confirm the identity of the caller at the time of the transaction. Accordingly, by electing to use telephone redemption you give up a measure of security, and may bear the risk of losses, that you may not otherwise have if you redeem shares only through written instructions. To mitigate those risks, we recommend that you verify the accuracy of each telephone transaction immediately after you receive your confirmation statement for that transaction.

If you are redeeming some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open. Each Fund reserves the right to redeem the shares of any shareholder whose shares have a combined net asset value of less than $1,000. No CDSC will be imposed on such a mandatory redemption. The Fund will notify the shareholder before performing the redemption and allow the shareholder at least 30 days to make an additional investment and increase the account to the stated minimum. A Fund will not redeem an account which falls below the minimum solely due to market fluctuations.

Medallion Signature Guarantees

If any of the following situations apply to a redemption request that you submit in writing to the Funds, your request may require a Medallion Signature Guarantee, which is intended to protect you and your Fund from fraud.

•You wish to redeem more than $25,000 worth of shares and did not elect to add telephone redemption privileges to your account.

•The check is being mailed to a different address than the one on your account (record address).

•The check is being made payable to someone other than the account owner.

•The redemption proceeds are being transferred to a Fund account with a different registration.

•The redemption proceeds are otherwise being transferred differently than your account record authorizes.

You must obtain a Medallion signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program (“STAMP”). The STAMP Medallion imprint is the only signature guarantee that will be accepted. A notary public cannot provide a Medallion signature guarantee.

If you are redeeming shares through your financial intermediary, you should contact that intermediary to determine whether Medallion signature guarantee requirements may apply.

Signature Requirements

The following signature requirements apply to a redemption request that you submit in writing to the Funds.

•Individual, Joint Tenants, Tenants in Common, Sole Proprietor, or General Partner. Instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

•UGMA or UTMA. Instructions must be signed by the custodian exactly as the custodian’s name appears on the account.

•Trust. Instructions must be signed by the trustee, showing the trustee’s capacity.

•Corporation or Association. Instructions must be signed by a person authorized to sign on the account. Please include a copy of corporate resolution authorizing the signer to act.

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

30

Additional Information

•IRA or Retirement Account. An IRA Distribution Request Form can be obtained by telephoning Thornburg at 1-800-847-0200 or at https://www.thornburg.com/pdf/TH1964_Distribution.pdf.

•Coverdell Education Savings Account. A Coverdell Distribution Request Form can be obtained by telephoning Thornburg at 1-800-847-0200 or at https://www.thornburg.com/pdf/TH2836_CoverdellDistribution_form.pdf

•Executor, Administrator, Conservator, or Guardian. Telephone 1-800-847-0200.

If you are redeeming shares through your financial intermediary, you should contact that intermediary to determine what signature requirements may apply.

Systematic Withdrawal Plan

Systematic withdrawal plans let you set up periodic redemptions from your account. The minimum periodic redemption amount under a systematic withdrawal plan is $50. Because of the sales charge on Class A shares of each Fund, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A shares of the same Fund on a regular basis. If you have at least $10,000 invested in your account at the time you set up a systematic withdrawal plan, the CDSC which would ordinarily be imposed on redemptions of Class C shares from that account within one year of purchase will be waived on redemptions up to 10% of the account value as of the date you set up your systematic withdrawal plan. Please contact your financial intermediary or telephone Thornburg at 1-800-847-0200 for more information or to set up a systematic withdrawal plan.

Orphaned Accounts

Please note that all accounts that hold Fund shares must identify a registered broker-dealer or other financial intermediary who represents you, the Fund’s shareholder. If the relationship between you and your financial intermediary is terminated, or if the relationship between your financial intermediary and the Funds’ distributor, TSC, is terminated, your account would be considered an “orphaned account.” If TSC determines that your account is an orphaned account, TSC may, in its sole discretion take any one or more of the following actions: contact you at your address of record to request that you establish a relationship with a new financial intermediary; until such time as a new intermediary has been identified on your account, restrict all trade activity in your account except for the redemption of Fund shares; and redeem the holdings in your account and mail the proceeds to your address of record. Alternatively, TSC may, in its sole discretion, convert Class C or Class D shares of a Fund held in your account to Class A shares of the same Fund.

Inactive Accounts

Under certain states’ laws, the assets within a financial account will be deemed to have been abandoned if the account is inactive for a specified period of time. The factors used to determine whether an account is inactive vary from state to state, but may include a shareholder’s failure to cash a check, update his mailing address, or respond to Fund inquiries within the specified time period. For this purpose, your last known address of record with the Funds will determine which state has jurisdiction over your account. If the assets within your account are deemed to be abandoned in accordance with the relevant state’s laws, the Fund may be legally obligated to transfer those assets to that state’s unclaimed property administrator. You are responsible for ensuring that your account is not “abandoned” for purposes of these state escheatment laws, and neither the Fund nor its agents will be liable to you or your representatives for good faith compliance with those laws.

The State of Texas has enacted a law which allows Texas residents to designate a representative who can be contacted if the assets in your Fund account are at risk of being considered abandoned and turned over to the State. The designated representative will not have any rights or access to your mutual fund shares and will only receive notice if your property is deemed abandoned. If you are a resident of Texas and wish to designate such a representative, please complete the Unclaimed Property Designation of Representative form located on the website of the Texas Comptroller of Public Accounts at https://comptroller.texas.gov/programs/claim-it/report/forms/index.php, and return that completed form to the Fund.

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PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Additional Information

Excessive Trading

Excessive trading of Fund shares in anticipation of short-term fluctuations in the market may make it very difficult to manage a Fund’s investments and may hurt Fund performance and longer-term shareholders. When excessive trading occurs, a Fund’s longer-term shareholders may experience diminished returns, and the Fund may have to sell portfolio securities or maintain higher cash balances to have the cash necessary to redeem the traders’ shares. This can happen at a time when it is not advantageous to sell any securities or maintain cash balances, which may harm a Fund’s performance. Additionally, purchases and sales of portfolio securities in response to excessive trading activity may increase a Fund’s transaction costs.

Thornburg Investment Trust discourages excessive trading and does not accommodate trading it identifies as excessive. The Trustees have adopted policies and procedures intended to deter excessive trading where it may be potentially harmful to the Fund or its shareholders. Those policies and procedures delegate to Thornburg the task of monitoring trading activity in the Funds to identify excessive trading. In determining whether particular trading activity constitutes excessive trading, Thornburg may consider various factors, including the nature of securities held by a Fund (including whether any significant portion of the Fund’s securities is traded on foreign exchanges, is thinly traded or is less liquid), the cash position of the Fund, and the risk to the Fund that frequent traders of its shares may take advantage of fluctuations in the values of the Fund’s portfolio securities. There is no assurance that these procedures will be effective in all cases. Additionally, trade monitoring methods are by their nature subjective, and involve the exercise of judgment. Thornburg seeks to make these judgments uniformly and in a manner it believes is consistent with the Funds’ investment objectives and the interests of the shareholders who pursue those objectives. These policies and procedures may be changed at any time, without notice.

Purchase orders (including the purchase side of an exchange transaction) may be restricted or refused by any Fund if, in Thornburg’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets, the purchases appear to coincide with a market timing strategy, or if Thornburg believes the Fund otherwise may be adversely affected. Accounts believed by the Funds to be under common ownership or control, including accounts with the same tax identification number, may be counted together for this purpose. The Funds reserve the right to refuse purchase orders or exchanges into any Thornburg Fund by any person (including all participants in a retirement plan or omnibus account when any participants trade excessively).

Many Fund shares are now held through financial intermediaries who hold shares for investors through omnibus accounts or other arrangements where Thornburg cannot identify the investors from the records of the Transfer Agent. Pursuant to applicable rules under the 1940 Act, the Trust, Thornburg or TSC will enter into an agreement with each firm that establishes omnibus accounts through which Fund shares are traded. Under the terms of those agreements, the omnibus accountholder agrees upon request to provide Thornburg with certain information regarding investors who trade in Fund shares through the omnibus account, and to restrict or prohibit further purchases or exchanges of Fund shares by any investor who Thornburg has identified as having engaged in excessive trading activity within the omnibus account. While the receipt of this information may help Thornburg monitor excessive trading activity, there is no assurance that all such activity within an omnibus account will be detected or terminated. The financial intermediaries who hold shares through omnibus accounts may also implement procedures, separate from the procedures that Thornburg implements, to monitor and restrict trading by their customers that the intermediaries perceive to be excessive.

Compensation to Financial Intermediaries

Sales charges that are paid to a financial intermediary when you buy or redeem Fund shares, if any, and amounts that could be paid by each Fund in connection with rule 12b-1 plans, if any, are displayed for each Fund under the caption “Fees and Expenses of the Fund” in the front portion of this Prospectus. Additional information about those sales charges and 12b-1 plan payments also appears above under the heading “The Funds Offer Different Share Classes.”

Thornburg and TSC may pay amounts from their own resources to financial intermediaries in connection with the financial intermediaries’ marketing and promotion of Fund shares. These amounts may be in the form of commissions, finder’s fees or similar cash incentives, “revenue sharing,” marketing or advertising support, or payments to assist in transaction processing and administrative support. A financial intermediary may pay additional compensation to its representatives who sell Fund shares or to third party intermediaries with whom the financial intermediary has agreements to sell Fund shares. Thornburg or TSC also may provide non-cash compensation to financial intermediaries, including travel and lodging in connection with seminars or other educational programs. Because a financial intermediary may have a financial incentive to recommend a

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

32

Additional Information

particular mutual fund to the intermediary’s customers if the intermediary receives payments or other support from that fund’s affiliates, investors who hold their Fund shares through a financial intermediary should consult with that intermediary and carefully review any disclosure by that intermediary respecting the intermediary’s compensation.

The Funds may pay amounts to financial intermediaries to compensate those intermediaries for shareholder support and account maintenance services that the intermediaries provide to their customers who own Fund shares. The Funds may make such payments to the extent the services provided by these financial intermediaries replace services which would otherwise be provided by the Funds’ transfer agent or other persons hired directly by the Funds. The services provided by these financial intermediaries may include account administration, recordkeeping, subaccounting and subtransfer agency, transaction processing, and distribution of Fund prospectuses, shareholder reports and other information. Thornburg also may pay amounts from its own resources to financial intermediaries for those services. In certain circumstances, these amounts will not be paid to financial intermediaries in respect of accounts the value of which has decreased below the applicable account minimum.

In addition to the amounts described above, some financial intermediaries may charge their account holders transaction fees, account or “wrap” fees and other amounts, which the investor can learn about by asking the investor’s financial intermediary.

Dividends and Distributions

The Funds expect to distribute substantially all of their net investment income and realized net capital gains, if any, to shareholders each year. Net investment income of a Fund primarily consists of stock dividends (if it holds equity securities) and interest received on debt obligations (if it holds debt obligations), reduced by expenses of the Fund. Net capital gains are the gains realized by a Fund upon sales of investments, reduced by losses realized upon sale of investments. Small/Mid Cap Core Fund typically declares and pays dividends from any net investment income annually, Small/Mid Cap Growth Fund is expected to follow the same practice in any periods when it has net investment income. Dividends from net investment income may fluctuate. Each Fund will distribute net realized capital gains, if any, at least annually. Capital gain distributions will normally be declared and payable in November.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. Each Fund offers four options, which you can change at any time.

1.Dividends from Net Investment Income: Reinvestment Option – Your dividend distributions, if any, will be automatically invested in additional shares of the Fund at the next determined net asset value. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to invest your dividends in the shares of any other available Thornburg Fund.

2.Dividends from Net Investment Income: Cash Option – Your dividend distributions, if any, will be sent via ACH to the bank account designated on your account application, or sent to you by check. Checks are normally mailed on the third business day after the end of the period for which the distribution is made.

3.Capital Gains: Reinvestment Option – Your capital gain distributions, if any, will be automatically reinvested in additional shares of the Fund at the next determined net asset value. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to reinvest your capital gain distributions in shares of any other available Thornburg Fund.

4.Capital Gains: Cash Option – Your capital gain distributions, if any, will be sent via ACH to the bank account designated on your account application, or sent to you by check. Checks are normally mailed on the third business day after the end of the period for which the distribution is made.

Shares of any Thornburg Fund purchased through reinvestment of dividend and capital gain distributions are not subject to sales charges or contingent deferred sales charges. No interest is accrued or paid on amounts represented by uncashed distribution checks.

Investors should consider the tax implications of buying shares in a Fund just before a distribution. The money a Fund earns from its dividend, interest, capital gains and other income is reflected in the Fund’s share price until it distributes the money. At that time the distribution is deducted from the share price. If you buy shares just before a Fund makes a distribution (and, in particular, a capital gains distribution), you will get back some of your money as a taxable distribution.

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PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Additional Information

When a Fund sells a security at a profit it realizes a capital gain. When it sells a security at a loss it realizes a capital loss. Whether you reinvest your capital gain distributions or take them in cash, the distribution is taxable. See “Taxes,” below.

To minimize taxable capital gain distributions, each Fund will realize capital losses, if available, when, in the judgment of the portfolio manager, the integrity and income generating aspects of the portfolio would be unaffected by doing so.

Taxes

Federal Taxes – In General

Certain general aspects of federal income taxation of individual shareholders are discussed below. Aspects of investment by shareholders who are not individuals are addressed in a more limited manner. Prospective investors, and in particular persons who are not individuals or who hold Fund shares through individual retirement accounts or other tax-deferred accounts, should consult their own tax advisors concerning federal, state and local tax consequences respecting investments in the Funds.

Please note that, in addition to the taxes described below, a 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates, and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose distributions of income dividends and capital gains paid by the Funds and otherwise includible in adjusted gross income, and capital gains recognized on the sale, redemption or exchange of Fund shares. Prospective investors should confer with their own tax advisors respecting this Medicare contribution tax.

Federal Tax Treatment of Distributions - Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund

Distributions to shareholders representing net investment income, income realized upon amortization of market discount on debt obligations, net short-term capital gains, and net gains from certain foreign transactions, if any, generally are taxable to the shareholder as ordinary income, whether received in cash or additional shares. Subject to holding period requirements, the portion of distributions which is “qualified dividend income” because it is attributable to certain corporation dividends is taxed to noncorporate shareholders at reduced rates of federal income tax applicable to long-term capital gains. Distributions of net long-term capital gains, if any, will be treated as long-term capital gains by shareholders regardless of the length of time the shareholder has owned the shares, and whether received as cash or in additional shares.

Federal Tax Treatment of Sales or Redemptions of Shares – All Funds

An investor’s redemption of Fund shares, or exchange of shares for shares of another Fund, is generally a taxable transaction for federal income tax purposes, and the shareholder realizes gain or loss in an amount equal to the difference between the shareholder’s basis in the shares and the amount received on the redemption or exchange. Applicable law requires Thornburg to provide to both the shareholder and the Internal Revenue Service information about the cost basis and holding period of any Fund shares redeemed or sold in accounts specified by regulations for shares acquired by the shareholder on or after January 1, 2012 (“covered shares”). Information about the cost basis and holding period of covered shares will be reported to the shareholder and the Internal Revenue Service on Form 1099-B, and shareholders will be required to use that information when completing their annual federal income tax returns. Thornburg’s default method for calculating cost basis is the Average Cost method. For shareholders who hold their Fund shares through a financial intermediary, the intermediary may select a different default method for calculating cost basis. Shareholders who wish to elect a cost basis method other than the applicable default method should contact Thornburg at 1-800-847-0200 or their financial intermediary for instructions. The cost basis method elected by the shareholder or applied by default may not be changed for any sale or exchange of Fund shares after the settlement date of that sale or exchange. Thornburg offers no tax advice, and shareholders are advised to consult their own tax advisors respecting which cost basis method may be most appropriate for them.

State Taxes

The laws of the different states and local taxing authorities vary with respect to the taxation of distributions of net investment income and capital gains, and shareholders of the Funds are advised to consult their own tax advisors in that regard.

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

34

Additional Information

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years (or if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for all periods through September 30, 2020, for each Fund appears in the financial statements for the Fund, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm.

The report of PricewaterhouseCoopers LLP, together with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request.

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

36

Thornburg Small/Mid Cap Core Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Period
CLASS A SHARES(b)
2020	$71.81	0.07	3.11	3.18	(0.18)	—	—	(0.18)	$74.81
2019	$72.46	0.24	(0.60)	(0.36)	(0.29)	—	—	(0.29)	$71.81
2018	$65.26	0.39	7.17	7.56	(0.36)	—	—	(0.36)	$72.46
2017	$54.08	0.16	11.04	11.20	(0.02)	—	—	(0.02)	$65.26
2016(c)	$49.17	0.32	4.76	5.08	(0.17)	—	—	(0.17)	$54.08
CLASS C SHARES
2020	$65.19	(0.45)	2.80	2.35	—	—	—	—	$67.54
2019	$66.03	(0.31)	(0.53)	(0.84)	—	—	—	—	$65.19
2018	$59.87	(0.11)	6.52	6.41	(0.25)	—	—	(0.25)	$66.03
2017	$49.97	(0.27)	10.17	9.90	—	—	—	—	$59.87
2016	$45.63	(0.06)	4.40	4.34	—	—	—	—	$49.97
CLASS I SHARES
2020	$74.04	0.33	3.22	3.55	(0.43)	—	—	(0.43)	$77.16
2019	$74.70	0.49	(0.65)	(0.16)	(0.50)	—	—	(0.50)	$74.04
2018	$67.10	0.64	7.38	8.02	(0.42)	—	—	(0.42)	$74.70
2017	$55.58	0.42	11.35	11.77	(0.25)	—	—	(0.25)	$67.10
2016	$50.53	0.54	4.90	5.44	(0.39)	—	—	(0.39)	$55.58

(a) Not annualized for periods less than one year.

(b) Sales loads are not reflected in computing total return.

(c) Class B shares converted to Class A shares on August 29, 2016.

+ Based on weighted average shares outstanding.

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PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Thornburg Small/Mid Cap Core Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)

0.10	1.33	1.34	4.42	20.39	$388,895
0.35	1.33	1.33	(0.42)	24.94	$425,218
0.56	1.33	1.33	11.62	57.33	$473,740
0.27	1.39	1.39	20.72	43.53	$383,118
0.63	1.39	1.39	10.33	31.10	$374,237

(0.69)	2.12	2.12	3.59	20.39	$22,951
(0.50)	2.19	2.19	(1.26)	24.94	$35,934
(0.17)	2.11	2.11	10.73	57.33	$52,023
(0.49)	2.14	2.14	19.81	43.53	$160,663
(0.12)	2.14	2.14	9.51	31.10	$168,821

0.44	0.99	1.09	4.77	20.39	$287,746
0.70	0.99	1.07	(0.07)	24.94	$360,070
0.90	0.99	1.06	12.00	57.33	$422,302
0.68	0.99	1.06	21.20	43.53	$368,790
1.02	0.99	1.07	10.77	31.10	$280,570

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

38

Thornburg Small/Mid Cap Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Year
CLASS A SHARES(b)
2020	$39.37	(0.30)	12.72	12.42	—	(3.62)	—	(3.62)	$48.17
2019	$40.43	(0.17)	(0.89)	(1.06)	—	—	—	—	$39.37
2018	$32.46	(0.21)	8.18	7.97	—	—	—	—	$40.43
2017	$28.22	(0.24)	4.48	4.24	—	—	—	—	$32.46
2016(c)	$26.09	(0.27)	2.40	2.13	—	—	—	—	$28.22
CLASS C SHARES
2020	$33.91	(0.51)	10.75	10.24	—	(3.62)	—	(3.62)	$40.53
2019	$35.11	(0.42)	(0.78)	(1.20)	—	—	—	—	$33.91
2018	$28.43	(0.42)	7.10	6.68	—	—	—	—	$35.11
2017	$24.90	(0.41)	3.94	3.53	—	—	—	—	$28.43
2016	$23.20	(0.41)	2.11	1.70	—	—	—	—	$24.90
CLASS I SHARES
2020	$42.35	(0.17)	13.80	13.63	—	(3.62)	—	(3.62)	$52.36
2019	$43.33	(0.03)	(0.95)	(0.98)	—	—	—	—	$42.35
2018	$34.67	(0.08)	8.74	8.66	—	—	—	—	$43.33
2017	$30.01	(0.12)	4.78	4.66	—	—	—	—	$34.67
2016	$27.64	(0.17)	2.54	2.37	—	—	—	—	$30.01

(a)Not annualized for periods less than one year.

(b)Sales loads are not reflected in computing total return.

+Based on weighted average shares outstanding.

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PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Thornburg Small/Mid Cap Growth Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)

(0.72)	1.33	1.33	34.37	43.82	$326,035
(0.44)	1.35	1.35	(2.62)	40.69	$259,799
(0.57)	1.34	1.34	24.55	54.98	$296,429
(0.79)	1.40	1.40	15.02	72.03	$187,062
(1.00)	1.40	1.40	8.16	86.24	$199,178

(1.47)	2.09	2.09	33.38	43.82	$36,917
(1.27)	2.18	2.18	(3.42)	40.69	$36,841
(1.33)	2.14	2.14	23.50	54.98	$53,903
(1.56)	2.16	2.16	14.18	72.03	$130,165
(1.76)	2.16	2.16	7.33	86.24	$156,115

(0.37)	0.99	1.06	34.84	43.82	$277,991
(0.08)	0.99	1.05	(2.26)	40.69	$254,721
(0.20)	0.99	1.05	24.98	54.98	$286,152
(0.37)	0.99	1.05	15.53	72.03	$234,922
(0.59)	0.99	1.05	8.57	86.24	$198,658

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

40

Appendix A

Sales Charge Waivers Offered by Financial Intermediaries

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

The following discloses the policies and procedures of certain specific intermediaries regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. If you hold your Fund shares through any of the intermediaries named below, you should refer to the policies and procedures referenced below for that intermediary rather than the policies and procedures about sales load waivers that are described elsewhere in the Fund’s prospectus or SAI. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Ameriprise Financial

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

41

PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Appendix A

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers), which differ from those disclosed elsewhere in this Prospectus or in the Funds’ SAI.

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch

•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•Shares purchased through a Merrill Lynch affiliated investment advisory program

•Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•Trustees of Thornburg Investment Trust and employees of the Funds’ investment adviser or any of its affiliates, as described in this Prospectus

•Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and C Shares Available at Merrill Lynch

•Death or disability of the shareholder

•Shares sold as part of a systematic withdrawal plan as described in this Prospectus

•Return of excess contributions from an IRA Account

•Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•Shares acquired through a right of reinstatement

•Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms

•Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

42

Appendix A

Front-End Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•Breakpoints as described in this Prospectus

•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in this Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•Shares purchased through a Morgan Stanley self-directed brokerage account

•Class C (i.e., level-load) shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services & each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•Shares purchased in an investment advisory program.

•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

43

PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Appendix A

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•Death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•Return of excess contributions from an IRA Account.

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•Breakpoints as described in this prospectus.

•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC

Shareholders purchasing fund shares through a Janney Montgomery Scott LLC (“Janney”) account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

44

Appendix A

Sales charge waivers on Class A and C shares available at Janney

•Shares sold upon the death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

•Shares purchased in connection with a return of excess contributions from an IRA account.

•Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.

•Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•Shares acquired through a right of reinstatement.

Front-end load discounts available at Janney: breakpoints, and/or rights of accumulation

•Breakpoints as described in the fund’s Prospectus.

•Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co. (“Edward Jones”)

Sales Waivers and Reductions in Sales Charges

Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Thornburg Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints

Rights of Accumulation (ROA)

•The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the Thornburg Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

•ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

•Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

45

PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Appendix A

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

•Shares purchased in an Edward Jones fee-based program.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

•Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (CDSC) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•The death or disability of the shareholder

•Systematic withdrawals with up to 10% per year of the account value

•Return of excess contributions from an Individual Retirement Account (IRA)

•Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

•Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

•Shares exchanged in an Edward Jones fee-based program

•Shares acquired through NAV reinstatement

Other Important Information

Minimum Purchase Amounts

•$250 initial purchase minimum

•$50 subsequent purchase minimum

Minimum Balances

•Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

ºA fee-based account held on an Edward Jones platform

ºA 529 account held on an Edward Jones platform

ºAn account with an active systematic investment plan or letter of intent (LOI)

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

46

Appendix A

Changing Share Classes

•At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•Shares purchased by or through a 529 Plan

•Shares purchased through an OPCO affiliated investment advisory program

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the fund family)

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•Employees and registered representatives of OPCO or its affiliates and their family members

•Trustees of Thornburg Investment Trust, and employees of the Fund’s investment advisor or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

•Death or disability of the shareholder

•Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•Return of excess contributions from an IRA Account

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations

•Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•Breakpoints as described in this prospectus.

•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

47

PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Appendix A

D.A. Davidson &. Co. (“D.A. Davidson”)

Shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Funds’ SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Classes A and C shares available at D.A. Davidson

•Death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in this prospectus.

•Return of excess contributions from an IRA Account.

•Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

•Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•Breakpoints as described in this prospectus.

•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. Inc. (“Baird”)

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

48

Appendix A

Front-End Sales Charge Waivers on Class A shares Available at Baird

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same Fund.

•Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

•Shares purchase from the proceeds of redemptions from another Thornburg Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

•A shareholder in the Fund’s Class C shares will have their share converted at net asset value to Class A shares of the Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

•Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A and C shares Available at Baird

•Shares sold due to death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•Shares bought due to returns of excess contributions from an IRA Account.

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

•Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

•Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•Breakpoints as described in this prospectus

•Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares

•Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the Funds’ prospectus or SAI still apply.

Additional Information

Reports to Shareholders

Shareholders will receive annual reports of the Funds containing financial statements audited by the Funds’ independent registered public accounting firm, and also will receive unaudited semi-annual reports. In addition, each shareholder will receive an account statement no less often than quarterly.

Investment Advisor

Thornburg Investment Management®, Inc.
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

Distributor

Thornburg Securities Corporation®
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

Custodian

State Street Bank & Trust Co.
2 Avenue De Lafayette
Boston, Massachusetts 02111

Transfer Agent

DST Asset Manager Solutions, Inc.
Post Office Box 219017
Kansas City, Missouri 64121-9017

General Counsel

Legal matters in connection with the issuance of shares of the Funds are passed upon by April, Dolan & Hickey, P.C., 460 St. Michael’s Drive, Suite 1000, Santa Fe, New Mexico 87505.

Additional information about the Funds’ investments is available in the Funds’ Annual and Semiannual Reports to Shareholders. In each Fund’s Annual Report you will find a discussion of the market conditions and investment strategies which significantly affected the Fund’s performance during its last fiscal year or fiscal period. The Funds’ Statement of Additional Information (SAI) also includes additional information about each Fund. The Funds’ SAI and the Funds’ Annual and Semiannual Reports are available without charge upon request. Shareholders may make inquiries about the Funds, and investors may request copies of the SAI, Annual and Semiannual Reports, and obtain other Fund information, by contacting Thornburg Securities Corporation at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506 or by phone at (800) 847-0200. The Funds’ current Statement of Additional Information and Annual and Semiannual Reports to Shareholders also may be obtained on the Thornburg Website at www.thornburg.com. The Funds’ current SAI is incorporated in this Prospectus by reference (legally forms a part of this Prospectus).

Information about the Funds (including the SAI) may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov and copies of information may be obtained, upon payment of a duplicating fee, by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520, or by contacting the Commission by e-mail at publicinfo@sec.gov.

No dealer, sales representative or any other person has been authorized to give any information or to make any representation inconsistent with what is contained in this Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by any Fund or Thornburg Securities Corporation. This Prospectus constitutes an offer to sell securities of the Funds only in those states where the Funds’ shares have been registered or otherwise qualified for sale. The Funds will not accept applications from persons residing in states where the Funds’ shares are not registered or qualified for sale.

Thornburg Securities Corporation, Distributor
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

(800) 847-0200

www.thornburg.com

Each Fund is a separate series of Thornburg Investment Trust, which files its registration statements and certain other information with the Commission under Investment Company Act of 1940 file number 811-05201.TH4686

RETIREMENT PLAN SHARES

Thornburg Small/Mid Cap Core Fund (“Small/Mid Cap Core Fund”) Class R3:TVRFX Class R4:TVIRX Class R5:TVRRX	Thornburg Small/Mid Cap Growth Fund (“Small/Mid Cap Growth Fund”) Class R3:THCRX Class R4:TCGRX Class R5:THGRX

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Thornburg investment trust

Funds Prospectus

DECEMBER 18, 2020

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

i

Thornburg investment trust

Table of Contents

1

PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Fund Summary

Small/Mid Cap Core Fund

Investment Goal

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types.

The secondary, non-fundamental goal of the Fund is to seek some current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	Class R3	Class R4	Class R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	none	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class R3	Class R4	Class R5
Management Fees	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.50%	0.25%	none
Other Expenses	0.37%	0.63%	0.57%
Total Annual Fund Operating Expenses	1.73%	1.74%	1.43%
Fee Waiver/Expense Reimbursement(1)	(0.53)%	(0.64)%	(0.59)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.20%	1.10%	0.84%
(1)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4 and Class R5 expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and extraordinary expenses such as litigation costs) do not exceed 1.20%, 1.10%, and 0.84%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2022, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

2

Fund Summary Small/Mid Cap Core Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$122	$487	$883	$1,991
Class R4 Shares	$112	$478	$876	$1,992
Class R5 Shares	$86	$387	$718	$1,656

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.39% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies. The Fund currently defines small- and mid-capitalization companies to be those within the market capitalization range comprised by the Russell 2500 Index – Total Return. As of November 30, 2020, the market capitalization range of the Russell 2500 Index – Total Return was approximately $33 million to $26 billion. The market capitalization range of the Russell 2500 Index – Total Return changes over time and, as a result, the capitalization range of companies in which the Fund invests will also change. The Fund may change the definition of what constitutes “small- and mid-capitalization companies” without advance notice to shareholders.

The Fund expects to invest primarily in domestic common stocks. However, the Fund may own foreign common stocks which, in the opinion of the Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), offer prospects for meeting the Fund’s investment goals.

With its core approach to stock selection, the Fund seeks to invest in a broadly diversified portfolio of companies the Fund categorizes as basic values, consistent earners, and emerging franchises, as described in more detail below. The relative proportions of securities invested in each of those categories will vary over time.

Thornburg primarily takes a bottom-up, fundamental view in determining the attractiveness of individual securities and in making investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

•earnings growth potential

•durable business model

•industry growth potential

•innovation driving the potential to disrupt entrenched competitors

•intrinsic value appreciation potential

•potential size of addressable market

•management strength

•leverage

•return on invested capital

•valuation metrics, including: price/earnings (“PE”) ratio; enterprise value/revenue ratio; PE/growth rate ratio, enterprise value/EBITDA (earnings before interest, taxes, depreciation and amortization) ratio; and free cash flow yield.

3

PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Fund Summary Small/Mid Cap Core Fund

The Fund categorizes its investments in the following three categories:

Basic Value: Companies generally operating in mature or cyclical industries and which generally exhibit more economic sensitivity and/or higher volatility in earnings and cash flow.

Consistent Earner: Companies which generally exhibit predictable growth and profitability, and consistent cash flow.

Emerging Franchise: Companies with the potential to grow at a high rate due to an emerging product or service that is establishing a new market and/or taking share from existing participants.

Inclusion of any investment in any of the three described categories represents the opinion of the advisor concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that the advisor had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

The Fund selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars.

The Fund may sell an investment when its stock price has achieved Thornburg’s target price, if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

The Fund’s policy of investing at least 80% of its assets in small- and mid-capitalization companies may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Risks Affecting Specific Issuers – The value of an equity security may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, earlier stages of development and lack of well-established businesses, more limited access to markets and financial resources, greater vulnerability to competition and market risks and fluctuations, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments. Relative to the stocks of large capitalization companies, the stocks of small- and mid-capitalization companies may be thinly traded and sales may result in higher transaction costs. Also, small- and mid-capitalization companies may perform poorly during times of economic stress.

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

4

Fund Summary Small/Mid Cap Core Fund

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears beginning on page 13 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in the Small/Mid Cap Core Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares have been different in each full year shown. The average annual total return figures compare Class R3, Class R4 and Class R5 share performance to Russell 2500 Index—Total Return, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2019. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.

The Russell 2500 Index—Total Return replaced the S&P Total Return Index on December 18, 2020. This change was approved by the Fund’s Trustees because the new index more closely aligns to the Fund’s investment strategies. Information on both indexes will be shown for at least a one-year transition period. In the future, however, only the Russell 2500 Index—Total Return will be shown.

Annual Total Returns – Class R3 Shares

5

PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Fund Summary Small/Mid Cap Core Fund

	Total Returns	Quarter ended
Highest Quarterly Results	30.07%	6-30-09
Lowest Quarterly Results	(22.51)%	9-30-11

Average Annual Total Returns

(periods ended 12-31-19)

Class R3 Shares	1 Year	5 Years	10 Years
Return Before Taxes	28.86%	9.63%	9.92%
Return After Taxes on Distributions	28.67%	9.47%	9.80%
Return After Taxes on Distributions and Sale of Fund Shares	17.09%	7.55%	8.13%
Russell 2500 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	2.21%	8.96%	10.80%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%

Class R4 Shares	1 Year	5 Years	10 Years
Return Before Taxes	28.98%	9.74%	10.03%
Russell 2500 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	2.21%	8.96%	10.80%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%

Class R5 Shares	1 Year	5 Years	10 Years
Return Before Taxes	29.32%	10.02%	10.31%
Russell 2500 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	2.21%	8.96%	10.80%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class R3 shares, and after-tax returns for other share classes will vary.

The performance information shown above may include gains attributable to the Fund’s investments in shares of companies through initial public offerings (“IPOs”). There can be no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of the Fund’s investment in IPOs on the performance of the Fund may decline.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Manager:

Steven Klopukh, cfa, has been a portfolio manager of the Fund since 2020.

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

6

Fund Summary Small/Mid Cap Core Fund

Purchase and Sale of Fund Shares

Employer-sponsored retirement plans wishing to make shares of the Fund available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan that makes Fund shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of shares through an employer-sponsored retirement plan, the plan itself may establish such minimums. Contact your plan administrator for more information.

Please contact your retirement plan administrator if you wish to sell your shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Tax Information

Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 24 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Fund Summary

Small/Mid Cap Growth Fund

Investment Goal

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	Class R3	Class R4	Class R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	none	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class R3	Class R4	Class R5
Management Fees	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.50%	0.25%	none
Other Expenses	0.35%	0.89%	0.40%
Total Annual Fund Operating Expenses	1.71%	2.00%	1.26%
Fee Waiver/Expense Reimbursement(1)	(0.36)%	(0.75)%	(0.42)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.35%	1.25%	0.84%
(1)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4 and Class R5 expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and extraordinary expenses such as litigation costs) do not exceed 1.35%, 1.25%, and 0.84%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2022, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

8

Fund Summary Small/Mid Cap Growth Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$137	$499	$890	$1,986
Class R4 Shares	$127	$546	$1,000	$2,259
Class R5 Shares	$86	$353	$646	$1,481

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43.82% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies. The Fund currently defines small- and mid-capitalization companies to be those within the market capitalization range comprised by the Russell 2500 Growth Index – Total Return. As of November 30, 2020, the market capitalization range of the Russell 2500 Growth Index – Total Return was approximately $33 million to $26 billion. The market capitalization range of the Russell 2500 Growth Index – Total Return changes over time and, as a result, the capitalization range of companies in which the Fund invests will also change. The Fund may change the definition of what constitutes “small- and mid-capitalization companies” without advance notice to shareholders.

The Fund expects to invest primarily in domestic common stocks. However, the Fund may own foreign common stocks which, in the opinion of the Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), offer prospects for meeting the Fund’s investment goal.

The Fund seeks to invest in a diversified portfolio of companies the Fund categorizes as consistent earners, growth industry leaders, and emerging franchises, as described in more detail below. The relative proportions of securities invested in each of those categories will vary over time.

Thornburg primarily takes a bottom-up, fundamental view in determining the attractiveness of individual securities and in making investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

•earnings growth potential

•durable business model

•industry growth potential

•innovation driving the potential to disrupt entrenched competitors

•intrinsic value appreciation potential

•potential size of addressable market

•management strength

•leverage

•return on invested capital

•valuation metrics, including: price/earnings (“PE”) ratio; enterprise value/revenue ratio; PE/growth rate ratio, enterprise value/EBITDA (earnings before interest, taxes, depreciation and amortization) ratio; and free cash flow yield.

9

PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Fund Summary Small/Mid Cap Growth Fund

The Fund categorizes its equity investments in the following three categories:

Consistent Earners: Companies which generally exhibit predictable growth and profitability, and consistent cash flow.

Growth Industry Leaders: Companies in this category often are in leadership positions in growing markets. These companies may operate in niche markets with large or dominant share.

Emerging Franchises: Companies with the potential to grow at high rate due to an emerging product or service that is establishing a new market and/or taking share from existing participants.

Inclusion of any investment in any of the three described categories represents the opinion of the advisor concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that the advisor had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

The Fund selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars.

The Fund may sell an investment when its stock price has achieved Thornburg’s target price, if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goal.

The Fund’s policy of investing at least 80% of its assets in small- and mid-capitalization companies may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Risks Affecting Specific Issuers – The value of an equity security may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, earlier stages of development and lack of well-established businesses, more limited access to markets and financial resources, greater vulnerability to competition and market risks and fluctuations, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments. Relative to the stocks of large capitalization companies, the stocks of small- and mid-capitalization companies may be thinly traded and sales may result in higher transaction costs. Also, small- and mid-capitalization companies may perform poorly during times of economic stress.

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

10

Fund Summary Small/Mid Cap Growth Fund

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears beginning on page 13 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in the Small/Mid Cap Growth Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares vary in each full year shown. The average annual total return figures compare Class R3, Class R4 and Class R5 share performance to the Russell 2500 Growth Index—Total Return, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2019. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.

The Russell 2500 Growth Index—Total Return replaced the Russell 3000 Total Return Growth Index on December 18, 2020. This change was approved by the Fund’s Trustees because the new index more closely aligns to the Fund’s investment strategies. Information on both indexes will be shown for at least a one-year transition period. In the future, however, only the Russell 2500 Growth Index—Total Return will be shown.

Annual Total Returns – Class R3 Shares

11

PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Fund Summary Small/Mid Cap Growth Fund

	Total Returns	Quarter ended
Highest Quarterly Results	24.09%	6-30-09
Lowest Quarterly Results	(18.72)%	9-30-11

Average Annual Total Returns

(periods ended 12-31-19)

Class R3 Shares	1 Year	5 Years	10 Years
Return Before Taxes	28.72%	9.19%	11.55%
Return After Taxes on Distributions	25.95%	8.72%	11.31%
Return After Taxes on Distributions and Sale of Fund Shares	18.79%	7.24%	9.63%
Russell 2500 Growth Index—Total Return (reflects no deduction for fees, expenses, or taxes)	23.30%	14.17%	14.05%
Russell 3000 Total Return Growth Index (reflects no deduction for fees, expenses, or taxes)	35.85%	14.23%	15.05%

Class R4 Shares	1 Year	5 Years	10 Years
Return Before Taxes	28.84%	9.30%	11.66%
Russell 2500 Growth Index—Total Return (reflects no deduction for fees, expenses, or taxes)	23.30%	14.17%	14.05%
Russell 3000 Total Return Growth Index (reflects no deduction for fees, expenses, or taxes)	35.85%	14.23%	15.05%

Class R5 Shares	1 Year	5 Years	10 Years
Return Before Taxes	29.37%	9.75%	12.12%
Russell 2500 Growth Index—Total Return (reflects no deduction for fees, expenses, or taxes)	23.30%	14.17%	14.05%
Russell 3000 Total Return Growth Index (reflects no deduction for fees, expenses, or taxes)	35.85%	14.23%	15.05%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class R3 shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Manager:

Steven Klopukh, cfa, has been one of the persons jointly and primarily responsible for management of the Fund since 2020.

Tim McCarthy, cfa, has been one of the persons jointly and primarily responsible for management of the Fund since 2020.

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

12

Fund Summary Small/Mid Cap Growth Fund

Purchase and Sale of Fund Shares

Employer-sponsored retirement plans wishing to make shares of the Fund available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan that makes Fund shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of shares through an employer-sponsored retirement plan, the plan itself may establish such minimums. Contact your plan administrator for more information.

Please contact your retirement plan administrator if you wish to sell your shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Tax Information

Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 24 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

13

PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Additional Information

Fund Investment Goals and Strategies, and Risks of Fund Investment Strategies

Summaries of each Fund’s principal investment strategies and principal investment risks are provided at the beginning of this Prospectus. The information below provides more background about some of the investment strategies that each Fund may pursue, including the principal investment strategies described in the first part of this Prospectus, and the risks associated with those investments. Investment strategies which are described below but are not identified as a principal investment strategy for a Fund at the beginning of the Prospectus are not currently considered to be principal investment strategies of the Fund. Investors should note, however, that a Fund’s investment profile will vary over time. See “Principal Investment Strategies” below for more information. More detailed information about each Fund’s investment strategies and investment risks is available in the Statement of Additional Information. The Statement of Additional Information also contains information about the Funds’ policies and procedures with respect to the disclosure of Fund portfolio investments.

Fund Investment Goals

The investment goals for each Fund are stated above in each Fund Summary. The investment goals stated in each Fund Summary are fundamental policies of the relevant Fund, and may not be changed without the approval of that Fund’s shareholders. Other investment goals of any of the Funds are not fundamental policies, and may be changed without shareholder approval. A Fund may not achieve its investment goals.

Principal Investment Strategies

A “principal investment strategy” of a Fund is a strategy which the Fund’s investment advisor (“Thornburg”) anticipates may be important in pursuing the Fund’s investment objectives, and which Thornburg anticipates may have a significant effect on its performance. Those strategies which are currently considered to be principal investment strategies of each Fund are identified under the caption “Principal Investment Strategies” relating to each Fund in the first part of this Prospectus. It is important to remember, however, that the investment profile of each Fund will vary over time, depending on various factors. Over time, a Fund will invest different proportions of its assets in the investments it is permitted to purchase, and a Fund may not invest at times in each of the investments it is permitted to purchase as a principal strategy.

Under certain circumstances, a Fund is only permitted to invest a certain percentage of its assets in a particular investment strategy. Information about those specific investment limitations is described for each Fund under the caption “Principal Investment Strategies” in the first part of this Prospectus or in the “Investment Limitations” section of the Statement of Additional Information. For purposes of any such limitation, the term “assets” means net assets of the Fund (determined immediately after and as a result of the Fund’s acquisition of a given investment) plus the amount of borrowings for investment purposes.

Investing in Stocks and Other Equity Securities

Equity securities include common stocks, preferred stocks, convertible securities, warrants, sponsored or unsponsored American Depositary Receipts and American Depositary Shares (“ADRs” and “ADSs”), partnership interests (including interests in master limited partnerships, private equity firms, and other public and private issuers organized as partnerships), shares in exchange traded funds (“ETFs”) and other investment companies, and publicly traded real estate investment trusts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Other equity securities similarly represent ownership interests in corporations or other entities. See also “Investing in Other Investment Companies,” below.

•General Risks of Equity Securities – Although equity markets have a history of long-term growth in value, the values of equity securities fluctuate significantly over short and intermediate time periods, and could fluctuate significantly over longer periods, in response to changes in market conditions, political and economic news, changes in company earnings and dividends, changes in the prospects for company businesses, industry and technological developments, changes in interest rates, and developments affecting specific companies. Thornburg may not correctly identify conditions that adversely affect the broader economy, markets or industries, or adverse conditions affecting specific companies in which the Funds may invest. When equity securities held by a Fund decline in value, the value of the Fund’s shares declines. These declines may be significant and there is no assurance that declines in value can be recaptured by future gains in value. From time to time, a Fund may seek to invest in a company’s equity securities through an initial public offering (“IPO”). There can be no assurance that a Fund will have continued access to profitable IPOs and, as a Fund’s assets grow, the impact of that Fund’s investments in IPOs on the performance of the Fund may decline.

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•Market and Economic Risks Affecting Equity Securities – Some adverse conditions have a broader impact and may affect entire economies, markets or industries. A general decline in economic conditions, in the United States or abroad, or the impacts of government policies or broader financial and market conditions may adversely affect securities valuations of companies in which a Fund has invested, even if the businesses of those companies are not adversely affected. In response to the financial crisis which began in 2008, the U.S. Federal Reserve and certain other central banks implemented a number of monetary policies intended to support financial markets, the effects of which were generally to reduce market interest rates and to raise the prices of a range of financial assets. In recent years, the U.S. Federal Reserve has eliminated or reduced many of those monetary policies, and other central banks could in the future take similar steps. In recent years the U.S. Federal Reserve has also increased its policy rate, the overnight Federal Funds rate, and additional future increases are possible. Although the effect that an increase in the Federal Funds rate or the further elimination or reduction of other monetary policies may have on financial markets is uncertain, those policy changes may lead to higher interest rates, declines in the prices of financial assets, adverse effects on currency exchange rates, changes in inflation rates, increased market volatility, higher levels of redemptions from certain Funds, or other consequences which may negatively affect global financial markets and the value of the Funds’ investments.

All countries are vulnerable economically to the impact of a public health crisis, such as the novel virus known as COVID-19. Such crises may depress consumer demand, disrupt supply chains, slow economic growth, and potentially lead to market closures, travel restrictions, government-imposed shutdowns, and quarantines, all of which could adversely affect the economies of many of the markets in which the Funds invest, and which could in turn lead to declines in the value of the Funds’ investments or decrease the liquidity of those investments.

•Risks Affecting Specific Companies – Other adverse developments may affect only specific companies, even if the overall economy or industry is unaffected. Adverse developments affecting a specific company may include management changes, hostile takeovers, weather or other catastrophe, competition from other firms or products, obsolescence of the company’s products, labor difficulties, increases in costs or declines in the prices the company obtains for its services or products and other factors. Any one or more of these adverse conditions may result in significant declines in the value of equity securities held by the Funds, and in some instances, a company in which a Fund has invested could become bankrupt, causing a loss of the Fund’s entire investment in the company.

•Risks of Investing in Small and Mid-Cap Companies – Smaller, less seasoned companies are generally subject to greater price fluctuations, limited market liquidity, higher transaction costs and generally higher investment risks. Small-capitalization and mid-capitalization companies may have risks resulting from limited product lines, earlier stages of development and lack of well-established businesses, more limited access to markets or financial resources, greater vulnerability to competition and market risks and fluctuations, more limited management expertise and resources, and have more limited financing and capital. There also may be less available information respecting these companies. Also, small- and mid-capitalization companies may perform poorly during times of economic stress.

•Risks of Investing in Publicly Traded Real Estate Investment Trusts (“REITs”) – Publicly traded REITs are pooled investment vehicles in which ownership interests are publicly traded, and which invest in real estate or real estate-related companies. Types of publicly traded REITs in which certain Funds may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Investments in REITs are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate). In addition, the value of a Fund’s investments in REITs may be affected by the quality and skill of the REIT’s manager, the internal expenses of the REIT, and, with regard to REITs issued in the United States, the risks that the REIT will fail to qualify for pass-through of income under the Internal Revenue Code of 1986 without payment of federal income tax by the REIT, or maintain its exemption from registration under the Investment Company Act of 1940 (the “1940 Act”).

•Limited Number of Portfolio Holdings – Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund may invest in the equity securities of fewer issuers than is typical of other equity mutual funds if the investment advisor believes that doing so is more likely to assist the Fund in pursuing its investment goals. To the extent a Fund invests its assets in fewer issuers than other mutual funds, the Fund’s net asset value may increase or decrease more in response to a change in the value of one of the Fund’s portfolio holdings than if the Fund invested in a larger number of issuers.

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Investing in Foreign Equity Securities

Investments in foreign equity securities and other investment instruments are subject to the same risks that affect investments in equity securities in the United States. Additionally, foreign investments are subject to other risks which are summarized below.

•Identifying Foreign Investments – Except as otherwise stated under the caption “Principal Investment Strategies” for any Fund, investments are considered “foreign” or having been made “outside the United States” if at the time the investment is made by a Fund the issuer of the investment is domiciled outside the United States, or the issuer is determined by the Fund’s investment advisor, Thornburg, to be tied economically to a country other than the United States. Thornburg considers a variety of factors to determine whether an investment is tied economically to one or more countries other than the United States, including (i) whether or not a significant portion of the issuer’s revenues or assets are derived from or are located in countries outside the United States, (ii) the primary trading market of the issuer’s securities, (iii) the locations of its offices or other operations, (iv) the source of any governmental guarantees or other supports, (v) identification of the issuer’s securities within an index or other listing indicating its location in a particular country or region outside the United States, and (vi) whether the investment is otherwise exposed to the economic fortunes and risks of countries outside the United States. For this purpose, an issuer of a security may be considered tied economically to a country outside the United States if it also has significant economic exposures to the United States. In addition, the application of these factors is inevitably complex and not precise in certain respects, companies may be economically tied to a number of countries (including the United States), and different persons may evaluate these factors differently and reach different conclusions as to whether or not a given issuer or its securities would be considered foreign or tied economically to countries other than the United States.

•General Risks Affecting Foreign Investments – Foreign investments are subject to greater political risk, including expropriation or nationalization of assets, confiscatory taxation, currency exchange controls, excessive or discriminatory regulations, trade protections, and restrictions on repatriation of assets and earnings to the United States. In some countries, there may be political instability or insufficient governmental supervision of markets, and the legal protections for a Fund’s investments could be subject to unfavorable judicial or administrative decisions or changes. Accounting and investment disclosure standards may be different or less reliable. Markets in some countries may be more volatile, and subject to less stringent investor protection and disclosure requirements and it may be difficult to sell securities in those markets. The economies in many countries may be relatively unstable because of dependence on a few industries or economic sectors. Different equity markets may behave differently from each other, and in particular, foreign markets may move in different directions from each other and United States markets.

•Foreign Currency Risks – Foreign investments, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. Fluctuations in currency valuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls. The investment advisor may seek to hedge foreign currency risks, but its hedging strategies may not be successful, or its judgments not to use hedging strategies may not correctly anticipate actual conditions and result in loss or higher costs to a Fund. Furthermore, any hedging strategy that the advisor pursues, such as the use of currency forward contracts, may involve additional risks.

•Risks Relating to Brexit – In 2016, the citizens of the United Kingdom voted to leave the European Union (the “EU”). While the United Kingdom’s withdrawal from the EU (commonly referred to as “Brexit”) is expected to take effect in 2020, there remains considerable uncertainty about the precise timeframe for the Brexit transition period and the terms of the United Kingdom’s trade agreements and other relationships with the EU following Brexit. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, including declines in the prices of financial assets in any or all of those markets, adverse effects on currency exchange rates, increased market volatility, or other consequences which may negatively affect financial markets and the value of the Funds’ investments.

Investing in Other Investment Companies

Subject to percentage limitations imposed by the 1940 Act, and provided such investments are otherwise consistent with the Fund’s investment strategies and limitations, a Fund may invest from time to time in shares of other investment companies, including other open-end mutual funds, closed-end mutual funds, business development companies, and exchange traded

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funds. Shares in another investment company which are held by a Fund would be subject to the same risks that affect the underlying investments of that other investment company. In addition, because each investment company incurs its own operating expenses, a Fund which invests in another investment company indirectly bears the expenses of that investment company. Those underlying expenses are similar to the expenses paid by other businesses owned by the Funds, are not direct costs paid by Fund shareholders, are not used to calculate a Fund’s net asset value, and have no impact on the costs associated with Fund operations.

Each Fund may also invest a portion or all of the Fund’s daily cash balance in Thornburg Capital Management Fund, a separate series of the Trust (the “Capital Management Fund”). The Capital Management Fund’s shares are not publicly available. The Capital Management Fund is not a money market fund, but generally invests in short-term obligations which are determined by Thornburg to be of high quality, with the objective of seeking current income consistent with liquidity management and safety of capital. The Capital Management Fund does not currently pay a separate investment advisory fee or administrative services fee to Thornburg, but Funds which invest in the Capital Management Fund would indirectly bear the other operating expenses of the Capital Management Fund, as described in the preceding paragraph.

Temporary Investments

Each of the Funds may purchase short-term, highly liquid securities including, but not limited to, time certificates of deposit, short-term U.S. government securities, commercial paper, and repurchase agreements. Funds typically hold these securities under normal conditions pending investment of idle funds or to provide liquidity. Funds also may hold assets in these securities for temporary defensive purposes in attempting to respond to adverse market, economic, political or other conditions. Investment in these securities for temporary periods could reduce a Fund’s ability to attain its investment goals.

Organization and Management of the Funds

Organization of the Funds

Each Fund is a diversified series of Thornburg Investment Trust, a Massachusetts business trust (the “Trust”) organized as a diversified, open-end management investment company under a Declaration of Trust. The Trustees are authorized to divide the Trust’s shares into additional series and classes.

Investment Advisor

The Funds are managed by Thornburg Investment Management, Inc. (“Thornburg”), a registered investment advisor since 1982. Thornburg performs investment management services for each Fund under the terms of an Investment Advisory Agreement, which specifies that Thornburg will select investments for the Fund, monitor those investments and the markets generally, and perform related services. Thornburg also performs administrative services for each Fund under the terms of an Administrative Services Agreement, which specifies that Thornburg will administer, supervise, perform, or direct certain administrative functions necessary or desirable for the operation of the Funds. The fees that Thornburg is entitled to receive under the Investment Advisory Agreement and Administrative Services Agreement are described below under the heading “Investment Advisory and Administrative Services Fees.” Thornburg’s services to the Funds are supervised by the Trustees of Thornburg Investment Trust.

Fund Portfolio Managers

Portfolio management at Thornburg is a collaborative process that encourages contributions from across Thornburg’s investment team. Some Funds have a single portfolio manager, and other Funds have portfolio managers who work together. For Funds with more than one portfolio manager, the portfolio managers typically act in concert in making investment decisions for the Fund, but any portfolio manager may act alone in making an investment decision. Although each Fund’s named portfolio managers are primarily responsible for day-to-day management of the Fund’s portfolio, those portfolio managers may be assisted by other members of Thornburg’s investment team, including investment analysts, assistant or associate portfolio managers, and portfolio managers for other Thornburg Funds.

The portfolio manager(s) of each Fund are identified in the following table. Following the table is information about each such portfolio manager’s recent business experience. Additional information about the portfolio managers, including other accounts they manage, the determination of their compensation, and investments they have in the Funds they manage, is included in the Statement of Additional Information.

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Fund Name	Portfolio Manager(s)
Small/Mid Cap Core Fund	Steven Klopukh
Small/Mid Cap Growth Fund	Steven Klopukh
Tim McCarthy

Steven Klopukh, cfa, has been a portfolio manager of Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund since 2020. Mr. Klopukh joined Thornburg Investment Management as a portfolio manager in 2020. Prior to joining Thornburg, Mr. Klopukh was a lead portfolio manager of US small- and mid-cap equity strategies at Allianz Global Investors. Mr. Klopukh holds an MBA with honors from the Booth School of Business at University of Chicago and a BS in economics and finance from Fairleigh Dickinson University.

Tim McCarthy, cfa, has been a portfolio manager of Small/Mid Cap Growth Fund since 2020. Mr. McCarthy joined Thornburg Investment Management as a portfolio manager in 2020. Prior to joining Thornburg, Mr. McCarthy spent 17 years at Allianz Global Investors, where he was senior portfolio manager and director for the U.S. Small- & Mid-Cap Growth team, a portfolio manager and analyst on the Small-Cap team, and a member of the Quantitative Analytics & Risk Strategy group. His extensive investment-industry experience includes serving as a portfolio product specialist at FactSet Research Systems. Tim holds a BS in business administration with a concentration in finance from the University of Vermont. He is a member of the CFA Society of San Francisco.

Investment Advisory and Administrative Services Fees

Investment Advisory Fees

The following table shows the effective investment advisory fee rate that was paid by each Fund to Thornburg pursuant to the Investment Advisory Agreement during the fiscal year ended September 30, 2020, calculated as a percentage of the Fund’s average daily net assets.

Fund Name	Effective Advisory Fee Rate
Small/Mid Cap Core Fund	0.86%
Small/Mid Cap Growth Fund	0.86%

The investment advisory fee rate for each Fund is a blended rate that is calculated in accordance with the following breakpoint schedules, and which will therefore decrease as the Fund’s assets increase and increases as the Fund’s assets decrease:

Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund
Net Assets of Fund	Advisory Fee Rate
0 to $500 million	0.875%
$500 million to $1 billion	0.825%
$1 billion to $1.5 billion	0.775%
$1.5 billion to $2 billion	0.725%
Over $2 billion	0.675%

A discussion regarding the basis for the approval of each Fund’s Investment Advisory Agreement by the Trustees is contained in the Fund’s Annual Report to Shareholders for the year ended September 30, 2020.

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Administrative Services Fees

The administrative services fee payable by each Fund is computed as an annual percentage of the aggregate average daily net assets of all share classes of all of the Funds of the Trust, at a blended rate calculated in accordance with the following breakpoint schedule, and which will therefore decrease as the Trust’s assets increase, and increase as the Trust’s assets decrease:

Net Assets of the Trust	Administrative Services Fee Rate
0 to $20 billion	0.100%
$20 billion to $40 billion	0.075%
$40 billion to $60 billion	0.040%
Over $60 billion	0.030%

Fee Waivers and Expense Reimbursements

Thornburg may from time to time contractually agree to waive fees or reimburse expenses incurred by a Fund, or by certain classes of shares of a Fund, so that the total annual operating expenses of that Fund or class do not exceed a specified percentage of average daily net assets (an “expense cap”). For additional information about whether your Fund, or any share class thereof, is currently the subject of a contractual fee waiver and expense reimbursement agreement, see the Fund’s Annual Fund Operating Expenses table, and the footnotes thereto, in the first part of this Prospectus. Thornburg may recoup fees waived or expenses reimbursed in any fiscal year if, during that same fiscal year, the Fund’s total annual operating expenses fall below the expense cap that was in place at the time that those fees or expenses were waived or reimbursed. Thornburg will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment. Fee waivers or reimbursement of expenses for a Fund or class will boost its performance, and recoupment of waivers or reimbursements will reduce its performance.

Pricing Fund Shares

The Funds are open for business each day the New York Stock Exchange (“NYSE”) is open. On each such day, the Funds normally calculate their net asset values (“NAVs”) for each class of shares as of 4:00 p.m. Eastern Time. The Funds will not treat an intraday suspension, disruption or closure in NYSE trading as a closure of the NYSE and will therefore continue to calculate NAVs as of 4:00 p.m. ET on those days. The NAV of each class of shares of a Fund is calculated by adding the value of all of the assets attributable to that class, subtracting the liabilities attributable to that class, and then dividing that result by the number of shares of that class that are outstanding.

For purposes of calculating the NAV of each class of shares of a Fund, the assets attributable to that class are valued each business day in accordance with the Trust’s valuation policies and procedures. Pursuant to those policies and procedures, securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Debt obligations held by a Fund have a primary market over the counter and are valued by an independent pricing service approved by Trustees of the Trust. Commercial paper with a remaining maturity of 60 days or less is valued by Thornburg at amortized cost, subject to regular confirmation through the use of valuations obtained from the Fund’s custodian or an independent pricing service.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, Thornburg’s valuation and pricing committee calculates a fair value for the investment using alternative methods approved by the Trust’s Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily

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available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Trust’s Audit Committee are exceeded, foreign equity investments held by a Fund may be valued using alternative methods.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by a Fund, or where Thornburg’s valuation and pricing committee determines that a valuation obtained from a pricing service is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the valuation and pricing committee will calculate a fair value for the obligation using alternative methods under procedures approved by the Trust’s Audit Committee.

In instances when Thornburg’s valuation and pricing committee assists in calculating a fair value for a portfolio investment, that committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The valuation and pricing committee customarily utilizes quotations from securities broker dealers in calculating such valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Trust’s Audit Committee. Because fair values calculated by the valuation and pricing committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

When you purchase or sell Fund shares, those shares are priced at the NAV next determined after your order is received in proper form. “Proper form” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. If a purchase or sale order is provided on your behalf by a financial intermediary that is authorized to transmit such orders, or by an authorized designee of that financial intermediary, then the order will generally be deemed to have been received by the Fund at the time that the order was first received in proper form by your intermediary or its designee. If you hold your shares directly, instead of through a financial intermediary, purchase or sale orders will generally be deemed to have been received by the Fund at the time that the order was first received in proper form by the Fund’s Transfer Agent.

Purchasing Fund Shares

General Information about Fund Share Purchases

Class R3, Class R4, and Class R5 shares are generally only available to employer sponsored retirement plans where the employer, administrator, sponsor, or other related person has entered into an agreement to make those shares available to plan participants, under terms specified from time to time by Thornburg. Retirement plans wishing to make Class R3, Class R4, or Class R5 shares available to plan participants should contact a financial intermediary authorized to sell shares of the Funds.

For this purpose, employer-sponsored retirement plans include: group profit sharing and money purchase pension plans; defined benefit plans and nonqualified deferred compensation plans; and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code.

Employer-sponsored retirement plans do not include: retail non-retirement accounts; individual retirement accounts (“IRAs”); Roth IRAs; SIMPLE IRAs; individual profit sharing plans; individual 403(b) plans; Simplified Employee Pensions (“SEPs”); SAR-SEPs; 529 tuition programs; Coverdell Educational Savings Accounts; health savings accounts; individual 401(k) plans; and 401(k) plans that are not administered by a professional plan administrator or where the plan administrator is not set up to administer Class R shares (i.e., small employer 401(k) plans). Accordingly, the foregoing investors are generally not eligible to purchase Class R3, Class R4, or Class R5 shares.

Before opening an account to purchase Fund shares, please note the following:

•Shares of the Funds are only available for purchase by those U.S. citizens, resident aliens, and U.S. entities that have an address in the U.S. or its territories (including U.S. military or diplomatic addresses) and a valid U.S. social security number, employer identification number, or other taxpayer identification number (TIN) issued by the U.S. Internal Revenue Service. Non-U.S. persons who meet the customer identification and verification requirements under the Trust’s Anti-Money Laundering Policy may be accepted in the sole discretion of Thornburg.

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•You may add to your plan account by contacting your plan administrator.

•Federal law requires us to obtain, verify and record information which identifies each person who opens an account. When you open an account, you will be asked to supply your name, address, date of birth, Social Security or tax identification number and other information identifying you. Furthermore, legal entity customers may be asked to provide verification and identification information about their ultimate beneficial owners and control persons. We are required to reject any new account application if the required information is not provided.

•A Medallion Signature Guarantee may be required for certain transactions, as described in the respective account application and/or shareholder form.

•Each Fund reserves the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order.

Purchasing and Holding Shares through a Financial Intermediary

Class R3, Class R4, and Class R5 shares are generally only available to employer sponsored retirement plans through a financial intermediary, such as a securities broker-dealer, a bank, trust company or other financial institution that provides recordkeeping services to employer-sponsored retirement plans. The intermediary will typically provide a range of services for the convenience of the plan or the plan participants, which may include holding Fund shares of record for the participants, issuing account statements, executing transactions, distributing dividends and redemption proceeds, and assisting with tax reporting.

Financial intermediaries that offer shares of the Funds are not agents or otherwise acting on behalf of the Funds, Thornburg, TSC, or the Funds’ Transfer Agent, and none of those persons audit the operations of such financial intermediaries. The plan is responsible for selecting the intermediary, and none of the Funds, Thornburg, TSC, or the Funds’ Transfer Agent are responsible for errors or omissions by such financial intermediaries, including failures or delays in crediting the plan or its participants for dividends or redemption proceeds, errors in account statements or other reports, errors in executing purchases or sales of shares, delays in reports, electronic hacking or other cyber events affecting the plan’s accounts with an intermediary, or for any loss to the plan or its participants due to a failure or insolvency of the intermediary, the intermediary’s loss of property or funds, or other acts or omissions by the intermediary. Plans should therefore exercise care in selecting a financial intermediary.

When Fund shares are purchased through a financial intermediary, note that the intermediary may impose a charge or fee for that service, the amounts of which may differ depending on the class of shares owned, the identity of the financial intermediary, how the Fund shares are held, and other factors. The intermediary may also impose investment minimums, investment limits, or purchase procedures that differ from those described in this Prospectus, or it may waive investment minimums. Please confer with your financial intermediary to discuss those topics.

Financial intermediaries may also receive certain payments from the Funds, Thornburg, or TSC in respect of the purchase and sale of Fund shares and as compensation for shareholder support and account maintenance services. See “Other Information About the Funds; Compensation to Financial Intermediaries” below for more information.

Selling Fund Shares

General Information about Fund Share Redemptions

Please contact your retirement plan administrator if you wish to sell shares of any Fund. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Your shares will be redeemed by the Fund at the NAV per share next determined after your redemption request is received in proper form.

Payment for redeemed shares normally will be made by the Fund’s Transfer Agent as soon as practicable and typically within two business days, and in most cases within seven days, after receipt of a properly executed request for redemption. However, the Fund may hold payment on redemptions until it is reasonably satisfied that any investment previously made by check has been collected, which can take up to 15 business days. Additionally, if you hold your shares directly with the Fund, the Fund’s Transfer Agent is permitted to place a temporary hold on the disbursement of redemption proceeds to you if: (a) you are a natural person age 65 or older, or a natural person age 18 and older who the Transfer Agent reasonably believes has a mental or

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physical impairment that renders you unable to protect your own interests; and (b) the Transfer Agent has a reasonable belief that the redemption request is part of a scheme to financially exploit you. No interest is accrued or paid on amounts represented by uncashed distribution or redemption checks.

The Funds may suspend the right of redemption and may postpone payment when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by rules of the Securities and Exchange Commission during an emergency which makes it impractical for the Funds to dispose of their securities or fairly to determine net asset value, or during any other period specified by the Securities and Exchange Commission in a rule or order for the protection of investors.

Redemption proceeds are normally paid in cash. Each Fund generally expects to meet redemption requests out of its holdings of cash, or by selling portfolio investments to generate cash to meet those requests. If considered appropriate by Thornburg, and subject to terms and conditions approved by the Trustees, a Fund may pay redemption proceeds in portfolio securities rather than cash.

Note that your financial intermediary may impose a charge or fee for redeeming Fund shares, and may impose other restrictions or apply other procedures to your redemption. Please confer with your financial intermediary to discuss those topics.

Medallion Signature Guarantees

Some redemption requests will require a Medallion signature guarantee or other evidence of identity or authority. These requirements are intended to protect you and your Fund from fraud. We will require a Medallion signature guarantee or other evidence we specify when certain changes are made to account information, a check is mailed to a different address than shown on our records, a check is requested payable to a third party, redemption proceeds are transferred to another account on our records, or certain other circumstances.

You must obtain a Medallion signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program (“STAMP”). The STAMP Medallion imprint is the only signature guarantee that will be accepted. A notary public cannot provide a Medallion signature guarantee.

Exchanging Fund Shares

As a shareholder, you generally have the privilege of exchanging Class R3, Class R4, or Class R5 shares of a Fund for the same class of shares of another Fund. You should contact your plan administrator for information about any fees or other requirements that your employer-sponsored retirement plan may impose on such exchanges.

Each Fund reserves the right to refuse any exchange, or temporarily or permanently terminate or modify your exchange privilege for any reason, including if, in Thornburg’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets, exchanges appear to coincide with a market timing strategy, or if Thornburg believes the Fund otherwise may be adversely affected. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for this purpose. Termination of the exchange privilege or refusal of any exchange does not restrict a shareholder’s right to redeem shares of any Fund.

The Funds Offer Different Share Classes

The specific share classes offered by each Fund through this Prospectus are described for each Fund in the first part of the Prospectus. Each Fund may also offer one or more other classes of shares that are not offered through this Prospectus. Each of a Fund’s shares represents an equal undivided interest in the Fund’s assets, and each share class of a Fund has the same investment objective(s) and a common investment portfolio. However, each share class has varying annual expenses and sales charge structures, which will affect performance.

Financial intermediaries that offer Fund shares to their customers determine which share classes to make available, and are responsible for advising you as to which of those share classes is appropriate for you. Financial intermediaries may receive different compensation for selling different classes of shares. If you are investing in Fund shares through a financial intermediary, you should contact your intermediary to obtain information respecting the different share classes of the Funds. You can also obtain more information about the Fund’s shares by contacting TSC at 1-800-847-0200.

No sales charge, contingent deferred sales charge or redemption fee is currently imposed on the purchase or redemption of Class R3, Class R4, or Class R5 shares.

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Additional Information

Class R3 and Class R4 shares of a Fund are subject to a Rule 12b-1 Service Plan, which provides for payment by the Fund to TSC, or to such other persons as TSC may direct, of up to 0.25% of the class’s average annual net assets each year for expenses incurred by TSC, or by other persons at the request or direction of TSC or the Trust, for shareholder and distribution-related services. Class R3 shares are also subject to a Rule 12b-1 Distribution Plan providing for payment to TSC or to such other persons as TSC may direct, of up to 0.25% of the class’s average annual net assets for the sale and distribution of the Fund’s Class R3 shares and to pay for commissions and other distribution expenses. Because these fees are paid out of the class’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Class R5 shares of each Fund are subject to a Rule 12b-1 Service Plan, which permits each Fund to pay TSC or to such other persons as TSC may direct, for expenses incurred by TSC, or by other persons at the request or direction of TSC or the Trust, for shareholder and distribution-related services. The maximum annual payment under the plan for Class R5 shares is 0.25% of the class’s average annual net assets, but Thornburg currently has no intention to seek payment under the plan for Class R5 shares. Because this fee would be paid out of the class’s assets on an ongoing basis, over time this fee would increase the cost of your investment and may cost more than paying other types of sales charges.

Other Information about the Funds

Please contact your plan administrator for information respecting your account. Additionally, Thornburg’s Website on the Internet provides you with helpful information 24 hours a day, at www.thornburg.com. Shareholders should note that certain methods of contacting Thornburg may be unavailable or delayed following a natural disaster, cybersecurity incident, or other force majeure event.

Compensation to Financial Intermediaries

Amounts that could be paid by each Fund to a financial intermediary in connection with rule 12b-1 plans, if any, are displayed for each Fund under the caption “Fees and Expenses of the Fund” in the front portion of this Prospectus. Additional information about those 12b-1 plan payments also appears above under the heading “The Funds Offer Different Share Classes.”

With respect to Class R3, Class R4, or Class R5 shares, Thornburg and TSC may pay amounts from their own resources to financial intermediaries in connection with the financial intermediaries’ marketing and promotion of those shares of a Fund. These amounts may be in the form of commissions, finder’s fees or similar cash incentives, “revenue sharing,” marketing or advertising support, or payments to assist in transaction processing and administrative support. A financial intermediary may pay additional compensation to its representatives who sell Fund shares or to third party intermediaries with whom the financial intermediary has agreements to sell Fund shares. Thornburg or TSC also may provide non-cash compensation to financial intermediaries, including travel and lodging in connection with seminars or other educational programs. Because a financial intermediary may have a financial incentive to recommend a particular mutual fund to the intermediary’s customers if the intermediary receives payments or other support from that fund’s affiliates, investors who hold their Fund shares through a financial intermediary should consult with that intermediary and carefully review any disclosure by that intermediary respecting the intermediary’s compensation.

With respect to Class R3, Class R4, or Class R5 shares, the Funds may pay amounts to financial intermediaries to compensate those intermediaries for shareholder support and account maintenance services that the intermediaries provide to their customers who own Fund shares. The Funds may make such payments to the extent the services provided by these financial intermediaries replace services which would otherwise be provided by the Funds’ transfer agent or other persons hired directly by the Funds. The services provided by these financial intermediaries may include account administration, recordkeeping, subaccounting and subtransfer agency, transaction processing, and distribution of Fund prospectuses, shareholder reports and other information. Thornburg also may pay amounts from its own resources to financial intermediaries for those services. In certain circumstances, these amounts will not be paid to financial intermediaries in respect of accounts the value of which has decreased below the applicable account minimum.

In addition to the amounts described above, some financial intermediaries may charge their account holders transaction fees, account or “wrap” fees and other amounts, which the investor can learn about by asking the investor’s financial intermediary.

Inactive Accounts

Under certain states’ laws, the assets within a financial account will be deemed to have been abandoned if the account is inactive for a specified period of time. The factors used to determine whether an account is inactive vary from state to state,

23

PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Additional Information

but may include a shareholder’s failure to cash a check, update his mailing address, or respond to Fund inquiries within the specified time period. For this purpose, your last known address of record with the Funds will determine which state has jurisdiction over your account. If the assets within your account are deemed to be abandoned in accordance with the relevant state’s laws, the Fund may be legally obligated to transfer those assets to that state’s unclaimed property administrator. You are responsible for ensuring that your account is not “abandoned” for purposes of these state escheatment laws, and neither the Fund nor its agents will be liable to you or your representatives for good faith compliance with those laws.

The State of Texas has enacted a law which allows Texas residents to designate a representative who can be contacted if the assets in your Fund account are at risk of being considered abandoned and turned over to the State. The designated representative will not have any rights or access to your mutual fund shares and will only receive notice if your property is deemed abandoned. If you are a resident of Texas and wish to designate such a representative, please complete the Unclaimed Property Designation of Representative form located on the website of the Texas Comptroller of Public Accounts at https://comptroller.texas.gov/programs/claim-it/report/ forms/index.php, and return that completed form to the Fund.

Excessive Trading

Excessive trading of Fund shares in anticipation of short-term fluctuations in the market may make it very difficult to manage a Fund’s investments and may hurt Fund performance and longer-term shareholders. When excessive trading occurs, a Fund’s longer-term shareholders may experience diminished returns, and the Fund may have to sell portfolio securities or maintain higher cash balances to have the cash necessary to redeem the traders’ shares. This can happen at a time when it is not advantageous to sell any securities or maintain cash balances, which may harm a Fund’s performance. Additionally, purchases and sales of portfolio securities in response to excessive trading activity may increase a Fund’s transaction costs.

Thornburg Investment Trust discourages excessive trading and does not accommodate trading it identifies as excessive. The Trustees have adopted policies and procedures intended to deter excessive trading where it may be potentially harmful to the Fund or its shareholders. Those policies and procedures delegate to Thornburg the task of monitoring trading activity in the Funds to identify excessive trading. In determining whether particular trading activity constitutes excessive trading, Thornburg may consider various factors, including the nature of securities held by a Fund (including whether any significant portion of the Fund’s securities is traded on foreign exchanges, is thinly traded or is less liquid), the cash position of the Fund, and the risk to the Fund that frequent traders of its shares may take advantage of fluctuations in the values of the Fund’s portfolio securities. There is no assurance that these procedures will be effective in all cases. Additionally, trade monitoring methods are by their nature subjective, and involve the exercise of judgment. Thornburg seeks to make these judgments uniformly and in a manner it believes is consistent with the Funds’ investment objectives and the interests of the shareholders who pursue those objectives. These policies and procedures may be changed at any time, without notice.

Purchase orders (including the purchase side of an exchange transaction) may be restricted or refused by any Fund if, in Thornburg’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets, the purchases appear to coincide with a market timing strategy, or if Thornburg believes the Fund otherwise may be adversely affected. Accounts believed by the Funds to be under common ownership or control, including accounts with the same tax identification number, may be counted together for this purpose. The Funds reserve the right to refuse purchase orders or exchanges into any Thornburg Fund by any person (including all participants in a retirement plan or omnibus account when any participants trade excessively).

Many Fund shares are now held through financial intermediaries who hold shares for investors through omnibus accounts or other arrangements where Thornburg cannot identify the investors from the records of the Transfer Agent. Pursuant to applicable rules under the 1940 Act, the Trust, Thornburg or TSC will enter into an agreement with each firm that establishes omnibus accounts through which Fund shares are traded. Under the terms of those agreements, the omnibus accountholder agrees upon request to provide Thornburg with certain information regarding investors who trade in Fund shares through the omnibus account, and to restrict or prohibit further purchases or exchanges of Fund shares by any investor who Thornburg has identified as having engaged in excessive trading activity within the omnibus account. While the receipt of this information may help Thornburg monitor excessive trading activity, there is no assurance that all such activity within an omnibus account will be detected or terminated. The financial intermediaries who hold shares through omnibus accounts may also implement procedures, separate from the procedures that Thornburg implements, to monitor and restrict trading by their customers that the intermediaries perceive to be excessive.

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

24

Additional Information

Dividends and Distributions

The Funds expect to distribute substantially all of their net investment income and realized net capital gains, if any, to shareholders each year. Net investment income of a Fund primarily consists of stock dividends (if it holds equity securities) and interest received on debt obligations (if it holds debt obligations), reduced by expenses of the Fund. Net capital gains are the gains realized by a Fund upon sales of investments, reduced by losses realized upon sale of investments. Small/Mid Cap Core Fund typically declares and pays dividends from any net investment income annually, and Small/Mid Cap Growth Fund is expected to follow the same practice in any periods when it has net investment income. Dividends from net investment income may fluctuate. Each Fund will distribute net realized capital gains, if any, at least annually. Capital gain distributions will normally be declared and payable in November.

Dividends from Net Investment Income

Your dividend distributions, if any, will be automatically invested in additional shares of your Fund at the next determined net asset value.

Capital Gains

Your capital gain distributions, if any, will be automatically reinvested in additional shares of the Fund at the next determined net asset value.

Shares of any Thornburg Fund purchased through reinvestment of dividend and capital gain distributions are not subject to sales charges. No interest is accrued or paid on amounts represented by uncashed redemption or distribution checks.

Taxes

Federal Taxes – In General

Certain general aspects of federal income taxation of individual shareholders are discussed below. Prospective investors should consult their own tax advisors concerning federal, state and local tax consequences respecting investments in the Funds. In particular, purchasers are cautioned to seek the advice of their own advisors respecting the tax consequences of contributions to their plan account, and distributions from their plan account, which are not addressed in this brief discussion.

Federal Tax Treatment of Distributions

Distributions to qualified retirement plan accounts are not generally subject to federal income tax under current law. Distributions to accounts which are not tax qualified will be subject to federal income tax.

Distributions to taxable accounts representing net investment income, income realized upon amortization of market discount on debt obligations, net short-term capital gains, and net gains from certain foreign transactions, if any, generally are taxable to the shareholder as ordinary income, whether received in cash or additional shares. Subject to holding period requirements, the portion of distributions which is “qualified dividend income” because it is attributable to certain corporation dividends is taxed to noncorporate shareholders at reduced rates of federal income tax applicable to long-term capital gains. Distributions of net long-term capital gains, if any, will be treated as long-term capital gains regardless of the length of time the shareholder has owned the shares.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates, and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose distributions of income dividends and capital gains paid by the Funds and otherwise includible in adjusted gross income, and capital gains recognized on the sale, redemption or exchange of Fund shares. Prospective investors should confer with their own tax advisors respecting this Medicare contribution tax.

Federal Tax Treatment of Sales or Redemptions of Shares

An investor’s redemption of Fund shares or exchange of shares for shares of another Fund through a qualified retirement plan account is not generally subject to federal income tax under current law unless the transaction results in a distribution to the investor. A taxable shareholder’s redemption of Fund shares or exchange of shares for shares of another Fund will be a taxable transaction for federal income tax purposes, and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder’s basis in the shares and the amount received on the redemption or exchange.

25

PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Additional Information

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years (or if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for all periods through September 30, 2020 for each Fund appears in the financial statements for the Fund, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm.

The report of PricewaterhouseCoopers LLP, together with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request.

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

26

Thornburg Small/Mid Cap Core Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Period
CLASS R3 SHARES
2020	$71.44	0.06	3.10	3.16	(0.14)	—	—	(0.14)	$74.76
2019	$72.02	0.23	(0.59)	(0.36)	(0.22)	—	—	(0.22)	$71.44
2018	$64.88	0.39	7.11	7.50	(0.36)	—	—	(0.36)	$72.02
2017	$53.76	0.18	10.97	11.15	(0.03)	—	—	(0.03)	$64.88
2016	$48.86	0.34	4.74	5.08	(0.18)	—	—	(0.18)	$53.76
CLASS R4 SHARES
2020	$72.25	0.12	3.14	3.26	(0.21)	—	—	(0.21)	$75.30
2019	$72.83	0.30	(0.60)	(0.30)	(0.28)	—	—	(0.28)	$72.25
2018	$65.55	0.47	7.19	7.66	(0.38)	—	—	(0.38)	$72.83
2017	$54.31	0.25	11.08	11.33	(0.09)	—	—	(0.09)	$65.55
2016	$49.36	0.40	4.78	5.18	(0.23)	—	—	(0.23)	$54.31
CLASS R5 SHARES
2020	$73.93	0.33	3.22	3.55	(0.43)	—	—	(0.43)	$77.05
2019	$74.60	0.49	(0.66)	(0.17)	(0.50)	—	—	(0.50)	$73.93
2018	$67.01	0.63	7.38	8.01	(0.42)	—	—	(0.42)	$74.60
2017	$55.50	0.41	11.35	11.76	(0.25)	—	—	(0.25)	$67.01
2016	$50.45	0.53	4.90	5.43	(0.38)	—	—	(0.38)	$55.50

(a)Not annualized for periods less than one year.

+ Based on weighted average shares outstanding.

27

PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Thornburg Small/Mid Cap Core Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)

0.09	1.35	1.73	4.40	20.39	$24,939
0.34	1.35	1.79	(0.43)	24.94	$29,601
0.57	1.35	1.78	11.60	57.33	$39,211
0.30	1.35	1.82	20.75	43.53	$45,668
0.67	1.35	1.81	10.40	31.10	$50,089

0.17	1.25	1.74	4.50	20.39	$4,548
0.44	1.25	1.75	(0.33)	24.94	$6,434
0.68	1.25	1.77	11.72	57.33	$7,868
0.42	1.24	1.78	20.87	43.53	$10,159
0.78	1.25	1.75	10.50	31.10	$9,539

0.45	0.99	1.43	4.76	20.39	$14,156
0.70	0.99	1.43	(0.07)	24.94	$18,119
0.89	0.99	1.38	12.00	57.33	$19,085
0.68	0.99	1.42	21.21	43.53	$17,060
1.00	0.99	1.46	10.78	31.10	$14,738

THORNBURG INVESTMENT TRUST PROSPECTUS DECEMBER 18, 2020

28

Thornburg Small/Mid Cap Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends From Return of Capital	Total Dividends	Net Asset Value, End of Year
CLASS R3 SHARES
2020	$39.05	(0.36)	12.60	12.24	—	(3.62)	—	(3.62)	$47.67
2019	$40.16	(0.23)	(0.88)	(1.11)	—	—	—	—	$39.05
2018	$32.30	(0.26)	8.12	7.86	—	—	—	—	$40.16
2017	$28.10	(0.27)	4.47	4.20	—	—	—	—	$32.30
2016	$26.01	(0.29)	2.38	2.09	—	—	—	—	$28.10

CLASS R4 SHARES
2020	$39.49	(0.32)	12.75	12.43	—	(3.62)	—	(3.62)	$48.30
2019	$40.56	(0.19)	(0.88)	(1.07)	—	—	—	—	$39.49
2018	$32.59	(0.23)	8.20	7.97	—	—	—	—	$40.56
2017	$28.33	(0.24)	4.50	4.26	—	—	—	—	$32.59
2016	$26.19	(0.27)	2.41	2.14	—	—	—	—	$28.33

CLASS R5 SHARES
2020	$42.31	(0.16)	13.77	13.61	—	(3.62)	—	(3.62)	$52.30
2019	$43.29	(0.04)	(0.94)	(0.98)	—	—	—	—	$42.31
2018	$34.64	(0.08)	8.73	8.65	—	—	—	—	$43.29
2017	$29.98	(0.12)	4.78	4.66	—	—	—	—	$34.64
2016	$27.61	(0.17)	2.54	2.37	—	—	—	—	$29.98

(a)Not annualized for periods less than one year.

+Based on weighted average shares outstanding.

29

PROSPECTUS DECEMBER 18, 2020 THORNBURG INVESTMENT TRUST

Thornburg Small/Mid Cap Growth Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)

(0.88)	1.50	1.71	34.17	43.82	$33,505
(0.60)	1.50	1.80	(2.76)	40.69	$30,084
(0.72)	1.50	1.80	24.33	54.98	$40,963
(0.90)	1.50	1.84	14.95	72.03	$47,064
(1.10)	1.50	1.81	8.04	86.24	$55,809

(0.78)	1.40	2.00	34.28	43.82	$2,771
(0.50)	1.40	1.91	(2.64)	40.69	$4,183
(0.62)	1.40	1.97	24.46	54.98	$4,484
(0.80)	1.40	2.00	15.04	72.03	$5,330
(1.00)	1.40	1.86	8.17	86.24	$6,821

(0.37)	0.99	1.26	34.83	43.82	$22,691
(0.09)	0.99	1.39	(2.26)	40.69	$19,984
(0.21)	0.99	1.33	24.97	54.98	$31,433
(0.38)	0.99	1.34	15.54	72.03	$32,197
(0.59)	0.99	1.30	8.58	86.24	$38,629

Additional Information

Reports to Shareholders

Shareholders will receive annual reports of the Funds containing financial statements audited by the Funds’ independent registered public accounting firm, and also will receive unaudited semi-annual reports. In addition, each shareholder will receive an account statement no less often than quarterly.

Investment Advisor

Thornburg Investment Management®, Inc.
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

Distributor

Thornburg Securities Corporation®
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

Custodian

State Street Bank & Trust Co.
2 Avenue De Lafayette
Boston, Massachusetts 02111

Transfer Agent

DST Asset Manager Solutions, Inc.
Post Office Box 219017
Kansas City, Missouri 64121-9017

General Counsel

Legal matters in connection with the issuance of shares of the Funds are passed upon by April, Dolan & Hickey, P.C.,
460 St. Michael’s Drive, Suite 1000, Santa Fe, New Mexico 87505.

Additional information about the Funds’ investments is available in the Funds’ Annual and Semiannual Reports to Shareholders. In each Fund’s Annual Report you will find a discussion of the market conditions and investment strategies which significantly affected the Fund’s performance during its last fiscal year or fiscal period. The Funds’ Statement of Additional Information (SAI) also includes additional information about each Fund. The Funds’ SAI and the Funds’ Annual and Semiannual Reports are available without charge upon request. Shareholders may make inquiries about the Funds, and investors may request copies of the SAI, Annual and Semiannual Reports, and obtain other Fund information, by contacting Thornburg Securities Corporation at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506 or by phone at (800) 847-0200. The Funds’ current Statement of Additional Information and Annual and Semiannual Reports to Shareholders also may be obtained on the Thornburg Website at www.thornburg.com. The Funds’ current SAI is incorporated in this Prospectus by reference (legally forms a part of this Prospectus).

Information about the Funds (including the SAI) may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov and copies of information may be obtained, upon payment of a duplicating fee, by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520, or by contacting the Commission by e-mail at publicinfo@sec.gov.

No dealer, sales representative or any other person has been authorized to give any information or to make any representation inconsistent with what is contained in this Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by any Fund or Thornburg Securities Corporation. This Prospectus constitutes an offer to sell securities of the Funds only in those states where the Funds’ shares have been registered or otherwise qualified for sale. The Funds will not accept applications from persons residing in states where the Funds’ shares are not registered or qualified for sale.

Thornburg Securities Corporation, Distributor
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

(800) 847-0200

www.thornburg.com

Each Fund is a separate series of Thornburg Investment Trust, which files its registration statements and certain other information with the Commission under Investment Company Act of 1940 file number 811-05201.TH4685

Thornburg Investment Trust

Statement of Additional Information

Dated December 18, 2020 for

Thornburg Small/Mid Cap Core Fund	Thornburg Small/Mid Cap Growth Fund
(“Small/Mid Cap Core Fund”)	(“Small/Mid Cap Growth Fund”)
Class A: TVAFX	Class A: THCGX
Class C: TVCFX	Class C: TCGCX
Class I: TVIFX	Class I: THIGX

2300 North Ridgetop Road

Santa Fe, New Mexico 87506

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds’ “Thornburg Funds” Prospectus dated December 18, 2020 (the “Prospectus”). A copy of the Prospectus and the most recent Annual and Semi-Annual Reports for each of the Funds may be obtained at no charge by going to “Forms and Literature” on the Thornburg website at www.thornburg.com and clicking the appropriate hyperlink to view the current Prospectus or Financial Reports, by telephoning a Fund Support Representative at 1-800-847-0200, or by writing to the distributor of the Funds’ shares, Thornburg Securities Corporation, at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. The audited financial statements contained in the Annual Reports to Shareholders for each of the Funds for the fiscal year ended September 30, 2020 are incorporated herein by reference. This Statement of Additional Information is incorporated by reference into the Prospectus.

The description of investment policies and limitations that appears in this Statement of Additional Information and the Prospectus does not impose a contractual duty on the Funds or their investment advisor to comply with those policies and limitations, and no express or implied contract is created among a Fund and its shareholders by virtue of those shareholders having made an investment in the Fund or having received this Statement of Additional Information or the Prospectus. Furthermore, while the Trust may enter into contracts with third parties to manage the Funds’ assets and provide other services, as described in this Statement of Additional Information and the Prospectus, the Trust and each such third party are the sole intended beneficiaries of those contracts, and the Funds’ shareholders are not third party beneficiaries of those contracts.

i

ii

ORGANIZATION OF THE FUNDS

Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund are diversified series of Thornburg Investment Trust, a Massachusetts business trust (the “Trust”) organized on June 3, 1987 as a diversified, open-end management investment company under a Declaration of Trust (the “Declaration”). The Trust currently has 22 active Funds, 2 of which are the subject of this Statement of Additional Information. The Trustees are authorized to divide the Trust’s shares into additional series and classes.

The assets received for the issue or sale of shares of each Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund are segregated on the books of account, and are charged with the liabilities with respect to that Fund and with a share of the general expense of the Trust. Expenses with respect to the Trust are allocated in proportion to the asset value of the respective series and classes of the Trust except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, determine which expenses are allocable to a given Fund, or generally allocable to all of the Funds of the Trust. In the event of the dissolution or liquidation of the Trust, shareholders of each Fund are entitled to receive as a class the underlying assets of that Fund which are available for distribution.

Each of the Funds may in the future, rather than invest in securities generally, seek to achieve its investment objective(s) by pooling its assets with assets of other funds for investment in another investment company having the same investment objective(s) and substantially similar investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce cost. It is expected that any such investment company would be managed by Thornburg Investment Management, Inc. (“Thornburg”) in a manner substantially similar to the corresponding Fund. Shareholders of each Fund would receive prior written notice of any such investment, but may not be entitled to vote on the action. Such an investment would be made only if at least a majority of the Trustees of the Fund determined it to be in the best interest of the participating Fund and its shareholders.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. Thornburg believes that, in view of the above, the risk of personal liability to shareholders is remote.

Each Fund may hold special shareholder meetings and transmit proxy materials. These meetings may be called to elect or remove Trustees, change fundamental investment policies, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will transmit proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own. Shares do not have cumulative rights or preemptive rights.

State Street Bank and Trust Company, Boston, Massachusetts, is custodian of the assets of the Funds. The Custodian is responsible for the safekeeping of the Funds’ assets and the appointment of subcustodian banks and clearing agencies. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds.

INVESTMENT POLICIES

Information about each Fund’s principal investment strategies and the principal risks associated with those investment strategies is provided in the Prospectus. A “principal investment strategy” of a Fund is a strategy which Thornburg anticipates may be important in pursuing the investment objective(s) stated in the Fund’s prospectus and which Thornburg anticipates may have a significant effect on the Fund’s performance. In general, a security or investment strategy will not be considered a principal strategy of a Fund if it will not represent more than ten percent of a Fund’s assets.

The following discussion supplements the information in the Prospectus by providing additional detail about some of the investments that a Fund is generally permitted, but not required, to make in pursuing the Fund’s investment objective(s) and certain risks associated with those investments or to which a Fund may otherwise be subject. Not all of the investments identified below will be used by each Fund, and some investments that may be used by a Fund would not ordinarily be considered a principal investment strategy of the Fund. In general, a Fund may make any investment, including investments which are not identified below, if the investment advisor reasonably believes that the investment is consistent with the Fund’s investment objective(s) and policies and the Fund’s investment limitations do not expressly prohibit the Fund from doing so.

Under certain circumstances, a Fund is only permitted to invest a certain percentage of its assets in a particular investment strategy. For more information about the specific investment limitations that may be applicable to a Fund, please refer to the Prospectus and to the “Investment Limitations” section of this Statement of Additional Information. For purposes of any such limitation on the percentage of a Fund’s assets that could be invested in a particular investment strategy, the term “assets” means net assets of the Fund (determined immediately after and as a result of the Fund’s acquisition of a given investment) plus the amount of borrowings for investment purposes.

Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund are sometimes referred to collectively in this Statement of Additional Information as the “Equity Funds.”

Investing in Debt Obligations

Bonds and other debt obligations are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The values and yields of debt obligations are dependent upon a variety of factors, including the condition of the general market, general market interest rates, the size of a particular debt offering, the maturity of the debt obligations, and the creditworthiness and rating of the issuer. Variations in the value of a debt obligation held in the Fund’s portfolio arising from these or other factors will cause changes in the net asset value of the Fund’s shares.

The following discussion contains additional detail about debt obligations, including some of the specific types of debt obligations in which a Fund may invest and certain risks associated with those investments. You should read the Prospectus for more information about the characteristics and risks of debt obligations. You should also read “Investing in Foreign Debt Obligations and Foreign Equity Securities” below for information about some of the characteristics and risks of foreign debt obligations.

Bond Ratings

Many bonds and other debt obligations are assigned credit ratings by ratings agencies such as Moody’s Investors Service (“Moody’s”) or S&P Global Ratings (“S&P”). The ratings of Moody’s and S&P represent their current opinions as to the creditworthiness of the issuers of the debt obligations which the ratings agencies undertake to rate. In determining credit ratings, ratings agencies evaluate each issuer’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect payment in the event of the issuer’s default.

While credit ratings may be helpful in evaluating the safety of principal and interest payments under debt obligations, credit ratings do not reflect the risk that market values of debt obligations will fluctuate with changes in interest rates, general economic trends or other factors. Accordingly, even the highest rated debt obligation may experience wide price movements. Credit rating agencies may also fail to change credit ratings in a timely fashion to reflect events occurring subsequent to the initial ratings. Furthermore, it should be emphasized that credit ratings are general and are not absolute standards of quality. Debt obligations with the same maturity, coupon and rating may have different yields, while debt obligations of the same maturity and coupon with different ratings may have the same yield.

In addition to using information provided by ratings agencies, Thornburg will subject each debt obligation under consideration for investment to its own credit analysis in an effort to assess each issuer’s financial soundness. This analysis is performed by Thornburg for a particular debt obligation at the time that a Fund purchases that obligation and will be reviewed by Thornburg from time to time thereafter.

Each ratings agency uses its own rating classification system to indicate the credit rating assigned to a particular debt obligation. In general, the ratings agencies classify debt obligations into two categories for purposes of the ratings process – long term and short term. The ratings agencies typically assign short term ratings to debt obligations that are considered short term in the relevant market. In the United States, for example, the ratings agencies deem short term debt obligations to include commercial paper and other obligations with an original maturity of no more than 365 days. The following is a brief description of the applicable ratings symbols and their meanings for each of Moody’s and S&P.

Ratings for Long Term Debt Obligations

Rating	Description
Aaa (Moody’s) AAA (S&P)	Debt obligations judged to be of the highest quality, with minimal credit risk. The issuer is determined to have an extremely strong capacity to pay principal and interest on the obligation.

Aa (Moody’s) AA (S&P)	Debt obligations judged to be of high quality, with very low credit risk. The issuer is determined to have a very strong capacity to pay principal and interest on the obligation.

A (Moody’s and S&P)	Debt obligations judged to be of upper-medium grade quality, with low credit risk. The issuer is determined to have a strong capacity to pay principal and interest on the obligation.

Baa (Moody’s) BBB (S&P)	Debt obligations judged to be of medium grade quality, with moderate credit risk and certain speculative characteristics. Adverse economic conditions may weaken the ability of the issuer to pay principal and interest on the obligation. This is the last of the ratings categories commonly referred to as “investment grade.”

Ba (Moody’s) BB (S&P)	Debt obligations judged to have speculative elements and are subject to substantial credit risk. The issuer may face major ongoing uncertainties, and adverse economic conditions may weaken the ability of the issuer to pay principal and interest on the obligation. This is the first of the ratings categories commonly referred to as “below investment grade,” “non-investment grade” or “speculative grade.”

B (Moody’s and S&P)	Debt obligations judged to be speculative and subject to high credit risk. Although the issuer currently has the capacity to make principal and interest payments on the obligation, adverse economic conditions will likely impair the ability of the issuer to meet those financial commitments.

Caa (Moody’s) CCC (S&P)	Debt obligations judged to be of poor standing and subject to very high credit risk. Such obligations are currently vulnerable to nonpayment by the issuer, particularly in the event of adverse economic conditions or changing circumstances.

Ca (Moody’s) CC (S&P)	Debt obligations judged to be highly speculative. These obligations are likely in, or very near, default, with some prospect of recovery of principal and interest.

C (Moody’s and S&P)

Debt obligations that are currently highly vulnerable to nonpayment, debt obligations that permit payment arrearages, or debt obligations of an issuer that is the subject of a bankruptcy petition or similar action but has not yet experienced a payment default. These obligations have little prospect for recovery of principal and interest.

D (Moody’s and S&P)	Debt obligations that are currently in payment default.

Moody’s may append the numerical modifiers 1, 2 or 3 to any debt obligation rated Aa through Caa to indicate the relative standing of that obligation within its principal rating category. Similarly, S&P may append a “+” or “-” to any debt obligation rated AA through CCC to indicate the relative standing of that obligation within its principal rating category. The foregoing ratings are sometimes presented in parentheses preceded with “Con.” (Moody’s) or “p” (S&P), indicating that the obligations are rated conditionally/provisionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition may be rated in this fashion. The parenthetical rating denotes the probable credit status upon completion of construction or elimination of the basis of the condition.

Ratings for Short Term Debt Obligations

Rating	Description
P-1 (Moody’s) A-1 (S&P)	Issuer has a superior ability to repay its short term debt obligations. S&P may also designate this type of obligation with a “+” to indicate that the issuer’s capacity to repay the obligation is extremely strong.

P-2 (Moody’s) A-2 (S&P)	Issuer has a strong ability to repay its short term debt obligations, though repayment of these obligations is somewhat more susceptible to adverse economic conditions than obligations in the higher rated category.

P-3 (Moody’s) A-3 (S&P)	Issuer has an acceptable ability to repay its short term debt obligations. Adverse economic conditions are more likely to weaken the ability of the issuer to meet its financial commitments on these types of obligations.

NP (Moody’s)	To the extent a short term debt obligation does not fall into one of the three previous categories, Moody’s identifies that obligation as NP or Not Prime.

B (S&P)	The short term debt obligation is judged to have significant speculative characteristics. Although the issuer currently has the capacity to meet financial commitments on these obligations, the issuer faces ongoing uncertainties which could affect the issuer’s ability to meet those commitments. S&P may further delineate this ratings category into “B-1,” “B-2” or “B-3 to indicate the relative standing of an obligation within the category.

C (S&P)	The short term debt obligation is currently vulnerable to nonpayment, and the issuer is dependent on favorable economic conditions to continue to meet its commitments on the obligation.

D (S&P)	The short term debt obligation is in payment default.

Ratings of Municipal Notes. In addition to the foregoing, the ratings agencies may separately categorize municipal notes. Municipal notes are debt obligations issued by states, cities and local authorities and which mature in one year or less. When rating municipal notes, Moody’s uses ratings symbols MIG 1, MIG 2, MIG 3, MIG 4 and SG, and S&P uses ratings symbols SP-1+, SP-1, SP-2 and SP-3. As with the ratings systems used for other debt obligations, the rating agencies’ categorization of municipal notes reflects a decreasing judgment of the ability of the issuer to meet its financial obligations under the note.

Dual Ratings. The rating agencies may assign dual ratings to all long term debt obligations that have a demand or multiple redemption feature. The first rating addresses the likelihood of repayment of principal and interest as due and the second rating addresses only the demand feature. The long term debt rating symbols are used to denote the long term maturity and the short term debt rating symbols are used to denote the put option (for example, “AAA/A-1+”). For certain “demand notes” maturing in 3 years or less, the respective municipal note rating symbols, combined with the short term debt obligation symbols, are used (for example. “SP-1/A-1”).

Determining a Portfolio’s Average Maturity

A debt obligation’s maturity generally represents the time remaining until the principal amount of that obligation becomes due and payable.

For purposes of determining an investment’s maturity, Thornburg will treat a debt obligation as having a maturity earlier than its stated maturity date if the instrument has technical features (such as put or demand features) or a variable rate of interest which, in the judgment of Thornburg, will result in the instrument being valued in the market as though it has an earlier maturity.

In addition, each Fund may estimate the expected maturities of certain securities it purchases in connection with achieving its investment objectives. Certain obligations, such as United States Treasury Bills and United States Treasury Notes, have stated maturities. However, other obligations a Fund may acquire are interests in pools of mortgages or other loans having varying maturities. Due to prepayments of the underlying mortgage instruments or other loans, such securities do not have a known actual maturity (the stated maturity date of collateralized mortgage obligations is, in effect, the maximum maturity date). In order to determine whether such a security is a permissible investment for a Fund (and assuming the security otherwise qualifies for purchase by the Fund), the security’s remaining term will be deemed equivalent to the estimated average life of the underlying mortgages at the time of purchase of the security by the Fund. Average life will be estimated by a Fund based on Thornburg’s evaluation of likely prepayment rates after taking into account current interest rates, current conditions in the relevant housing markets and such other factors as it deems appropriate. There can be no assurance that the average life as estimated will be the actual average life. For example, the mortgage instruments in the pools underlying mortgage-backed securities may have a range of different original maturities. The average life of such a security at the time of purchase by a Fund is likely to be substantially less than the maximum original maturity of the mortgage instruments underlying the security because of prepayments of the mortgage instruments, the passage of time from the issuance of the security until its purchase by a Fund and, in some cases, the wide dispersion of the original maturity dates of the underlying mortgage instruments.

Certain securities which have variable or floating interest rates or demand or put features may be deemed by Thornburg to have remaining actual lives which are less than their stated nominal lives. In addition, certain asset-backed securities which have variable or floating interest rates may be deemed by Thornburg to have remaining lives which are less than the stated maturity dates of the underlying mortgages.

Determining a Debt Obligation’s Duration

Duration is an estimate of the sensitivity of a debt obligation to changes in interest rates, and is consequently a measure of interest rate risk. The duration of a given debt obligation represents an approximation of the expected percentage change in a debt obligation’s value in response to a change in interest rates. Duration is commonly expressed as a number of years, and the value of an obligation or a portfolio of obligations with a higher number—a longer duration—will be more volatile in response to changes in interest rates.

Computations of duration for a specific debt obligation or for a portfolio of debt obligations will vary depending upon various factors, including the assumptions employed in performing the computations. Because duration figures are estimates, the actual changes in market values of specific debt obligations or portfolios of obligations may be different from the estimated changes in valuations based upon durations computed for the obligations or portfolios of obligations.

Lower-Quality Debt Obligations

Each of the Funds may purchase debt obligations which are of lower-quality at the time of purchase or which, due to issuer default or credit ratings downgrades, are determined subsequent to purchase to be of lower-quality.

For these purposes, “lower-quality” debt obligations include debt obligations rated below Baa by Moody’s or BBB by S&P, and unrated securities judged by Thornburg to be of equivalent quality. Lower-quality debt obligations typically have poor protection with respect to the payment of interest and repayment of principal, and may be in default. These obligations are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-quality debt obligations may fluctuate more than those of higher-quality debt obligations and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt obligations may be thinner and less active than that for higher-quality debt obligations, which can adversely affect the prices at which the former are sold. If a Fund experiences unexpected net redemptions, it could be forced to sell lower-quality debt obligations in its portfolio at disadvantageous prices without regard to those obligations’ investment merits, which could depress the Fund’s net asset value and reduce the Fund’s overall investment performance. If market quotations are not available, lower-quality debt obligations will be valued in accordance with procedures established by the Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing lower-quality debt obligations than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt obligations and a Fund’s ability to sell these securities. Since the risk of default is higher for lower-quality debt obligations, Thornburg’s research and credit analysis are an especially important part of managing securities of this type held by a Fund. In considering investments for a Fund, Thornburg will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Thornburg’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.

The Funds may also invest from time to time in unrated obligations. Unrated obligations may be less liquid than comparable rated obligations and may be more difficult to value. Moreover, unrated obligations may be more difficult for Thornburg to evaluate and there is the risk that Thornburg may not accurately evaluate an investment’s actual credit quality. In particular, an unrated obligation that Thornburg believes is equivalent to an investment grade obligation could ultimately exhibit characteristics associated with lesser rated obligations.

Mortgage-Backed Securities, Mortgage Pass-Through Securities and Asset-Backed Securities

Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities, in debt obligations which are secured with collateral consisting of mortgage-backed securities (see “Structured Finance Arrangements - Collateralized Mortgage Obligations” below), and in other types of mortgage-related securities.

Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, which may expose a Fund to a lower rate of return upon reinvestment of the prepayments. Additionally, the potential for prepayments in a declining interest rate environment might tend to limit to some degree the increase in net asset value of a Fund because the value of some mortgage-backed securities held by a Fund may not appreciate as rapidly as the price of non-callable debt obligations. During periods of increasing interest rates, prepayments likely will be reduced, and the value of the mortgage-backed securities will decline.

Interests in pools of mortgage-backed securities differ from other forms of debt obligations. Whereas other forms of debt obligations normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, mortgage-backed securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or insurer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, or upon refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association (“Ginnie Mae”). Ginnie Mae is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the U.S. Department of Veteran Affairs or the Farmers Home Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, Ginnie Mae securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae is a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government. Freddie Mac is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

In September 2008, the U.S. Government placed Fannie Mae and Freddie Mac into conservatorship overseen by the Federal Housing Finance Authority. That arrangement is intended to provide additional financial support to Fannie Mae and Freddie Mac. Since 2009, Fannie Mae and Freddie Mac have also each received significant capital support through the purchase of United States Treasury stock, and the United States Treasury has announced its expectation that it would continue providing such support in order to prevent either Fannie Mae or Freddie Mac from having negative net worth. Despite these measures, there can be no assurance that Fannie Mae and Freddie Mac will remain successful in meeting their financial commitments under the debt obligations that they issue or guarantee. There is also an ongoing debate among federal policy makers regarding whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured, or eliminated altogether.

Mortgage Pass-Through Securities. Each of the Equity Funds may also purchase pass-through pools of conventional mortgage loans that have been created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards, if any. There can be no assurance that the private insurer or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, Thornburg determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Asset-Backed Securities. Each of the Equity Funds may invest in asset-backed securities.

The securitization techniques used to develop mortgage-backed securities (see “Mortgage-Backed Securities” and “Mortgage Pass-Through Securities” above) are also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are securitized in pass-through structures similar to the mortgage pass-through structures described below or in structures similar to the CMO pattern (see “Structured Finance Arrangements -- Collateralized Mortgage Obligations” below). In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

One example of this type of asset-backed security is a Certificate of Automobile Receivables (“CARS”). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interests on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of bankruptcy laws and of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool assets, to ensure that the receipt of payment on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Each of the Equity Funds may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of the residual will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 (the “1933 Act”) may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a Fund holding these securities to dispose of the securities.

Thornburg expects that governmental, government-related or private entities may create mortgage-backed, mortgage pass-through and asset-backed securities in addition to those described above. If otherwise consistent with a Fund’s investment objectives, policies and quality standards, Thornburg may consider investing on behalf of a Fund in such new types of investments.

Municipal Obligations

Each Fund may invest in municipal obligations.

Municipal obligations include debt and lease obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the procurement of funds for general operating expenses and the procurement of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Municipal obligations have also been issued to finance single-family mortgage loans and to finance student loans. Such obligations are included within the term “municipal obligations” for this discussion if the interest paid thereon is exempt from federal income tax.

Municipal obligations are generally classified as municipal bonds or municipal notes. A municipal bond typically has a maturity of more than one year and is issued by a state, city or local authority to meet longer-term capital needs. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source. Industrial development bonds are in most cases revenue bonds and are generally not secured by the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. In contrast to municipal bonds, municipal notes typically have a maturity of one year or less and are issued by states, cities and local authorities to provide for short-term capital needs, often as an interim step in anticipation of the municipality receiving future revenue.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. These proposals, if enacted, may have the effect of reducing the availability of investments in municipal obligations and may adversely affect the value of a Fund’s portfolio. Although the interest received from municipal securities generally is exempt from federal income tax, a Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, investment in a Fund could cause noncorporate shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax. If this is the case, the Fund's net after-tax return to you may be lower.

Auction Rate Securities. An auction rate security is a municipal obligation with a long-term nominal maturity for which the interest rate is reset at specific shorter frequencies (typically every seven to 35 days) through an auction process. The auction is a competitive bidding process used to determine interest rates on each auction date. In the auction, broker dealers submit bids to the auction agent on behalf of investors. The winning bid rate is the rate at which the auction clears, meaning the lowest possible interest rate at which the specific issue of municipal obligations can be sold at par. The clearing rate of interest established in the auction is paid on the entire issue of the municipal obligations for the upcoming period to the holders of those obligations. Investors who bid an interest rate above the clearing rate of interest receive no portion of the issue of municipal obligations, while those whose bids were at or below the clearing rate receive the clearing rate for the next period. Although the auction rate process is intended to permit the holders of a given issue of municipal obligations to sell their holdings at par in the auction at specified intervals, there is the risk that an auction will fail due to an insufficient demand for the obligations that are the subject of the auction, preventing the holders of the obligations from disposing of their holdings, potentially for an indeterminate period of time. In addition, auction rate securities may be subject to changes in interest rates, including decreased interest rates, thereby reducing the yields to holders of the obligations.

Fixed Rate Demand Obligations. A Fund may purchase fixed rate municipal demand obligations or instruments either in the public market or privately. Such instruments may provide for periodic adjustment of the interest rate paid to the holder. The “demand” feature permits the holder to demand payment of principal and interest prior to the instrument’s final stated maturity, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the instrument. In some cases these demand instruments may be in the form of units, each of which consists of (i) a municipal obligation and (ii) a separate put option entitling the holder to sell to the issuer of such option the municipal obligation in the unit, or an equal aggregate principal amount of another municipal obligation of the same issuer, issue and maturity as the municipal obligation, at a fixed price on specified dates during the term of the put option. In those cases, each unit taken as a whole will be considered a municipal obligation, based upon an accompanying opinion of counsel. The credit quality of such investments will be determined by Thornburg at the time of purchase, and will be reviewed by Thornburg from time to time thereafter.

Floating Rate and Variable Rate Demand Obligations. Floating rate and variable rate demand notes, obligations or instruments are municipal obligations or participations therein, either publicly underwritten and traded or privately purchased, that provide for a periodic adjustment of the interest rate paid on the instrument and may permit the holder to demand payment of the unpaid principal amount and accrued interest upon not more than seven days’ notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Such letters of credit, guarantees or insurance will be considered in determining whether a municipal obligation meets the Fund’s investment criteria. The issuer of a variable rate demand instrument may have the corresponding right to prepay the principal amount prior to maturity.

Mortgage-Backed Municipal Obligations. Some municipal obligations a Fund may purchase are backed by mortgage loans made by financial institutions or governmental agencies to finance single and multi-family housing projects or other real estate-related projects. Repayment of these municipal obligations may be secured by the revenues from a single housing project, or may be secured by a number of housing units. Interests in securities backed by a pool of mortgages on multiple housing units differ from other forms of debt obligation, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified payment dates. Instead, these securities provide for a periodic (typically monthly) payment which consists of both interest and principal payments. For more information about the characteristics and risks of mortgage-backed securities, see “Mortgage-Backed Securities, Mortgage Pass-Through Securities and Asset-Backed Securities” above.

Municipal Leases. A Fund may at times invest in municipal obligations, including lease revenue bonds and certificates of participation, which provide the Fund with a proportionate interest in payments made by the governmental issuer on an underlying municipal lease. Although municipal lease obligations do not constitute general obligations of the governmental issuer for which the issuer’s taxing power is pledged, these lease obligations are typically backed by the issuer’s covenant to budget for, appropriate and make the payments due on the underlying lease. However, certain municipal lease obligations may include “non-appropriation” clauses, which provide that the governmental issuer has no obligation to make lease payments unless money is appropriated each year for that purpose. While the lease obligation might be secured by the leased property, it might be difficult for a Fund to dispose of the leased property in case of a default by the governmental lessee. In addition, some municipal lease obligations may be less liquid than other debt obligations, making it difficult for a Fund to sell the obligation at an acceptable price. In seeking to reduce the special risks associated with investment by a Fund in municipal lease obligations, Thornburg will consider: (i) whether the underlying lease can be canceled; (ii) whether the nature of the leased equipment or property is such that its ownership or use is deemed essential to a governmental function of the governmental lessee (e.g., the potential for an “event of nonappropriation”); (iii) in cases where the obligation gives a Fund a secured interest in the underlying equipment, whether that equipment has elements of portability or use that enhance its marketability in the event of a default by the governmental lessee; (iv) whether the governmental issuer’s general credit is adequate; and (v) such other factors concerning credit quality or the Fund’s legal recourse in the event of a default by the governmental issuer as Thornburg may deem relevant. Thornburg will also evaluate the liquidity of each municipal lease obligation upon its acquisition and periodically while it is held based upon various factors, including: (a) the frequency of trades and quotes for the obligation; (b) the number of dealers who will buy or sell the obligation and the potential buyers for the obligation; (c) the willingness of dealers to make a market for the obligation; (d) the nature and timing of marketplace trades; and (e) such other factors concerning the trading market as Thornburg may deem relevant.

Tender Option Bonds. Each of the Funds may invest in tender option bonds. Tender option bonds are created when the owner or owners of one or more fixed rate municipal obligations sell or transfer those obligations to a trust that is sponsored by a broker-dealer or other third party. The trust then issues two new securities, each of which represents a beneficial interest in the trust. One of these securities is a short-term, floating-rate security, sometimes referred to as a “senior certificate” or a “floater.” The interest rate on the senior certificate is initially set at a level that is lower than the interest rate on the underlying municipal obligation(s), and resets periodically based on the movement of a short-term benchmark interest rate. The senior certificates also have a demand feature which permits the security holder to put the security back to the trust after a specified notice period. In that event the security holder is entitled to receive the principal amount of the senior certificate plus accrued interest. Those amounts are paid by either the sponsor of the trust or by a third party that acts as a liquidity provider for the trust. The other security issued by the trust is a long-term, floating-rate security, sometimes referred to as a “residual interest” or an “inverse floater.” The residual interests pay an interest rate equal to the interest that is paid on the underlying municipal obligation(s) less the interest that was paid to the holders of the senior certificates and less any expenses of the trust. Unlike the senior certificates, the residual interest securities do not have a put feature. Upon maturity of the underlying municipal obligation(s) or another event which causes the termination or liquidation of the trust, holders of the senior certificates are generally entitled to receive the principal amount of their security plus a portion of any gains in the market value of the underlying municipal obligations, while holders of the residual interest are generally entitled to receive whatever amounts remain in trust after payment to the senior certificate holders and payment of trust expenses.

The senior certificates are sold to third parties, which may include the Funds, in a private placement transaction. Because the senior certificates have first priority to the cash flows from the underlying municipal obligation(s), and because the holders of senior certificates have a right to put those securities back to the trustee or to a third party liquidity facility, investments in senior securities are generally perceived as involving less interest rate, credit, and market risk than investments in the residual interests. Investors in senior certificates are, however, exposed to the risk that the trust sponsor or third party liquidity facility fails to meet its contractual obligation to buy back the security when the investor exercises its put option.

The residual interests are issued to the person(s) that transferred the municipal obligation(s) to the trust. The residual interest holders also receive the proceeds from the sale of the senior certificates, less certain transaction costs and trustee fees. Risks associated with an investment in residual interests include the risks associated with an investment in the underlying municipal obligations, and the risk that increases in short-term interest rates will increase interest payments to the senior certificate holders and therefore reduce interest payments to the residual interest holders. Investments in residual interests also typically involve leverage, which may magnify an investor’s losses. Investments in residual interests will not be considered to constitute the issuance by a Fund of a “senior security” as that term is defined in Section 18(g) of the 1940 Act, and will not be subject to the Fund’s borrowing restrictions, provided that the Fund enters into one or more offsetting financial transactions, segregates liquid securities equal in value to the Fund’s potential economic exposure under the transactions, determined on a daily mark-to-market basis, or otherwise “covers” the transaction in accordance with applicable U.S. Securities and Exchange Commission (“SEC”) guidance. Segregation of assets is generally effected through earmarking the assets as segregated on the books of the Fund or its custodian. Such assets will be marked to market daily, and may consist of cash, cash equivalents, high grade liquid debt obligations, or other assets agreed to by the parties to the swap contract. The deposit of such collateral with the custodian does not constitute purchasing securities on margin for purposes of a Fund’s investment limitations.

Structured Finance Arrangements

Collateralized Mortgage Obligations (“CMOs”). Each of the Equity Funds may invest in CMOs.

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security (see discussion of those instruments under “Mortgage-Backed Securities, Mortgage Pass-Through Securities and Asset-Backed Securities” above). Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against unanticipated early return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds. Proceeds of the offering are used to purchase mortgage pass-through certificates (the “collateral”). The collateral is pledged to a third party trustee as security for the CMO bonds. Principal and interest payments from the collateral are used to pay principal on the CMO bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C bond currently being paid off. Once the Series A, B, and C bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The market for some CMOs may be less liquid than other debt obligations, making it difficult for a Fund to value its investment in the CMO or sell the CMO at an acceptable price.

Each of the Equity Funds may also invest in CMOs issued by Freddie Mac. Like other CMOs, Freddie Mac CMOs are issued in multiple classes having different maturity dates. Freddie Mac CMOs are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Payments of principal and interest on the CMOs are typically made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of the Federal Housing Administration prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of Freddie Mac’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac’s minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the CMOs are identical to those of Freddie Mac PCs. Freddie Mac has the right to substitute collateral in the event of delinquencies or defaults.

Other Structured Finance Arrangements. Each of the Equity Funds may also invest in other types of structured finance arrangements besides CMOs.

Other types of structured finance arrangements that are currently available for investment include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and similarly structured securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unstructured loans, and subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. CMOs, CBOs, CLOs and other similarly structured securities are sometimes referred to generally as collateralized debt obligations (“CDOs”).

The cashflows from a CDO’s trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the trust or SPE and serves to protect the other, more senior tranches from defaults (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, and/or investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (i.e., in the form of obligations of the same type, rather than cash), which involves continued exposure to default risk with respect to such payments.

Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivative contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risk of derivative instruments described elsewhere in this Statement of Additional Information. See, e.g., “Investing in Derivative Instruments - Swap Agreements, Caps, Floors and Collars” below. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund. A Fund will not invest in CDOs that are managed by Thornburg or its affiliates.

The risks of investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, which may allow a CDO to qualify for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. In addition to the normal risks associated with fixed income securities described elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the qualify of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

U.S. Government Obligations

Each of the Funds may invest in obligations of the U.S. Government.

U.S. Government Obligations include bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by, and acting as instrumentalities of, the U.S. government and established under the authority granted by Congress, including, but not limited to, Ginnie Mae, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks and Fannie Mae. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others only by the credit of the issuing agency, authority or other instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. All U.S. Government Obligations are subject to the same risks affecting other debt obligations. Even if a U.S. Government Obligation is backed by the full faith and credit of the U.S. Treasury, it is possible that the U.S. government may be unable or unwilling to repay principal and interest when due, and may require that the terms for payment be renegotiated.

One specific type of U.S. Government Obligation is a Treasury Inflation Protected Security (“TIPS”). TIPS are debt obligations issued by the U.S. Treasury which are intended to protect investors from the negative effects of inflation. The principal value of the TIPS is periodically adjusted according to the rate of inflation, as measured by changes in the Consumer Price Index. Interest on TIPS is paid semi-annually as a fixed percentage of the inflation-adjusted principal amount. Typically, the interest rate on TIPS is lower than the interest rate paid on other U.S. Government Obligations of the same maturity.

Zero Coupon Bonds and “Stripped” Securities

Each of the Funds may purchase zero coupon bonds, including stripped securities.

Zero coupon bonds are corporate or government-issued debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the obligation at the time of issuance.

A “stripped” security is a zero coupon bond created by separating the principal and interest cash flows from another debt obligation, typically a U.S. Treasury security. The principal component is often referred to as a “principal only” or “P/O” security, while the interest component is often referred to as an “income only” or “I/O” security.

Because zero coupon bonds pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their market value is generally more volatile than the market value of comparable, interest-paying bonds, particularly during periods of changing interest rates. A Fund is required to accrue income from zero coupon bonds on a current basis even though it does not receive the income currently in cash, and a Fund is required to distribute that income for each taxable year. To generate the cash necessary to satisfy such distributions, a Fund invested in zero coupon bonds may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the sale of Fund shares.

Investing in Equity Securities

Equity securities represent an ownership interest in the entity issuing the security. Common stocks, the most familiar type of equity security, represent an ownership interest in a corporation. The values of equity securities fluctuate significantly in response to changes in market conditions, political and economic news, changes in company earnings and dividends, changes in the prospects for company businesses, industry and technological developments, changes in interest rates, and developments affecting specific companies. When equity securities held by a Fund decline in value, the value of the Fund’s shares declines. These declines may be significant and there is no assurance that declines in value can be recaptured by future gains in value. When equity securities held in short position by a Fund increase in value, the Fund may experience a loss, as described in “Short Sales,” below.

The following discussion contains additional detail about equity securities, including some of the specific types of equity securities in which a Fund may invest and certain risks associated with those investments. You should read the Prospectus for more information about the characteristics and risks of equity securities. You should also read “Investing in Foreign Debt Obligations and Foreign Equity Securities” below for information about some of the characteristics and risks of foreign equity securities.

Closed End Funds

Each of the Equity Funds may invest in the shares of closed end funds, including closed end funds which have elected to be treated as business development companies under the Investment Company Act of 1940 (the “1940 Act”).

Closed end funds are investment companies that invest in various securities and other financial assets, and which issue shares that trade on exchanges in a manner similar to the shares of exchange traded funds (see “Exchange Traded Funds” below). The shares of a closed end fund change in value as the values of its component securities and other investments fluctuate with market changes. In contrast to exchange traded funds, however, the trading values of a closed end fund’s shares often diverge to a greater extent from the net asset value of the fund’s underlying portfolio investments. A closed end fund incurs its own operating expenses, so that if a Fund invests in a closed end fund, shareholders of the Fund bear the closed end fund’s expenses in addition to the expenses of the Fund.

Convertible Securities

Each of the Equity Funds may invest in convertible debt obligations and in convertible preferred equity securities.

Convertible debt obligations may be converted or exchanged within a specified period of time and under certain conditions into a certain amount of common stock of the same or a different issuer. As with non-convertible debt obligations, the market value of a convertible debt obligation may vary with changes in prevailing interest rates and changing evaluations of the ability of the issuer to meet principal and interest payments. The market value of a convertible debt obligation may also vary in accordance with the market value of the underlying stock. As a result, convertible debt obligations held by a Fund will tend to perform more like equity securities when the underlying stock price is high (because it is assumed that a Fund will convert the obligation), and more like non-convertible debt obligations when the underlying stock price is low (because it is assumed that a Fund will not convert the obligation). Because its market value can be influenced by several factors, a convertible debt obligation will not be as sensitive to interest rate changes as a similar non-convertible debt obligation, and generally will have less potential for gain or loss than the underlying stock.

As with convertible debt, a convertible preferred equity security may be converted or exchanged within a specified period of time and under certain conditions into a certain amount of common stock. The market value of the convertible preferred equity security typically varies in accordance with the market value of the underlying common stock and, accordingly, is subject to the same risks affecting the underlying common stock.

Exchange Traded Funds

Each of the Equity Funds may invest in the shares of exchange traded funds (“ETFs”).

ETFs are investment companies that invest in various securities and financial assets. ETFs are created either to provide investment results corresponding to a securities index, or are actively managed in a manner corresponding more closely to a traditional mutual fund. ETFs are typically available to investors as units of beneficial interest in a trust, and are purchased and sold on an exchange in the same way as common stocks. The values of ETF shares increase and decline as the values of the ETF’s component securities and other investments fluctuate with the market changes, and usually trade in a relatively narrow range relative to the net asset value of its underlying portfolio investments because the structure of an ETF permits certain major market participants to redeem shares of the ETF for a “basket” of the ETF’s underlying investments. Shares in an ETF held by a Fund are consequently subject to the same general market risks that affect the underlying investments by the ETF, except that a Fund’s investments in an ETF may not exactly match the performance of any specific index (and may not perform as well as any specific index) because of differences between the ETF’s investments and the index or other factors. In addition, each ETF incurs its own operating expenses, so that if a Fund invests in an ETF, shareholders of the Fund bear the ETF’s expenses in addition to the expenses of the Fund.

From time to time a Fund may take short positions in leveraged ETFs. Leveraged ETFs are ETFs that use derivatives instruments or other investment techniques to try to generate returns that exceed the returns of their underlying portfolio investments. The use of leverage by ETFs tends to exaggerate the effect of any increase or decrease in the value of the ETF’s underlying investments and may, therefore, cause the value of the ETF’s shares to be more volatile than if the ETF did not use leverage.

Initial Public Offerings

Each of the Equity Funds may invest in common stock or other equity securities offered through initial public offerings (“IPOs”).

An IPO is an issuer’s first offering of equity securities to the public. The issuer of IPO securities may have a limited operating history, and limited information about the issuer may be available to potential purchasers. Accordingly, the market for IPO securities may be more volatile and involve greater risk of loss than investments in the equity securities of more established companies. At times a Fund may sell its investment in IPO securities shortly after the Fund purchased those securities, which may result in increased transaction costs for the Fund. There can be no assurance that a Fund will have access to profitable IPOs and, as the Fund’s assets grow, any positive impact of IPO investments on the Fund’s performance likely will decline.

Investments in the Equity Securities of Smaller Companies

Smaller, less seasoned companies are generally subject to greater price fluctuations, limited market liquidity, higher transaction costs and generally higher investment risks. Smaller companies may have limited product lines, markets or financial resources, may have more limited management expertise and resources, and have more limited financing and capital. There may be less available information respecting these companies.

Limited Partnership Interests

Each of the Equity Funds may invest in interests issued by limited partnerships and master limited partnerships (“MLPs”). MLPs are business enterprises in which ownership interests are publicly traded, and which typically own interests in properties or businesses related to the oil and gas industries, although they may own other types of investments. Ownership interests in limited partnerships other than MLPs may not be publicly traded, which may decrease the liquidity of those investments. Investments in MLPs and other limited partnerships are subject to the risks associated with equity investments generally and to the risks associated with the specific industry or industries in which the partnership operates. Investments in MLPs and other limited partnerships are also subject to certain additional risks when compared to investments in corporations, including certain tax risks, a more limited ability for investors to elect or remove the issuer’s management, and more limited voting rights for investors.

Preferred Stock

Each of the Equity Funds may invest in preferred stock.

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. Preferred stock dividends are generally fixed in advance, but the issuing company may not be required to pay a dividend if, for example, it lacks the financial ability to do so. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

REITs and Other Real Estate-Related Instruments

Each of the Equity Funds may invest in real estate investment trusts (“REITS”).

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. Types of REITs in which a Fund may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. A Fund may also invest in other real estate-related instruments, such as commercial and residential mortgage-backed securities and real estate financings.

Investments in REITs and other real-estate related instruments are subject to risks affecting real estate investments generally, including overbuilding, property obsolescence, casualty to real estate, and changes in real estate values, property taxes and interest rates. In addition, the value of a Fund’s investments in REITs may be affected by the quality and skill of the REIT’s manager, the internal expenses of the REIT, and, with regard to REITs issued in the United States, the risk that the REIT will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or maintain exemption from registration under the 1940 Act.

Short Sales

Each of the Equity Funds may enter into short sales with respect to an investment that Thornburg believes to be overvalued or to hedge against the Fund’s long exposures. A Fund may engage in short selling with respect to any of the securities in which the Fund is permitted to invest, including domestic and foreign equity securities and debt obligations.

In a short sale, the Fund borrows a security from a lender and then sells that borrowed security to another party. In order to complete the short sale, the Fund must return the borrowed security to the lender, which the Fund normally does by purchasing that security on the open market and delivering it to the lender. The Fund will realize a gain if the price of the security declines between the date the Fund borrowed the security and the date the Fund purchased the security to replace the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The Fund is required to pay to the lender amounts equal to any dividend or interest which accrues on the borrowed security during the period of the loan. The Fund may also be required to pay a premium, fee, or other amount to the lender in exchange for borrowing the security. To secure its obligation to deliver the borrowed security to the lender, the Fund must segregate with its Custodian an amount of cash, cash equivalents, or liquid securities equal to the current market value of the borrowed security, which amount is marked to market each day, or the Fund must otherwise cover its short position in accordance with positions taken by the staff of the SEC.

Although the Fund hopes to profit from its short sales, short sales may include risks that are different than, and in some respects may exceed, the Fund’s long investments. Because there is no limitation on the amount to which the price of a security may increase between the date that the Fund borrows it from the lender and the date that the Fund must purchase the security on the open market to deliver it to the lender, the losses that the Fund incurs from a short sale are potentially limitless. In contrast, the losses that the Fund may realize on its long positions cannot exceed the total amount of the Fund’s investments in those positions. The lender in a short sale transaction may have a right to require the Fund to return the borrowed securities earlier than scheduled, in which case the Fund may have to purchase the securities on the open market at a time when the securities’ prices are unfavorable. To the extent the Fund is required to deliver collateral to the lender in response to declines in the value of the Fund’s short positions, the Fund may have to sell other securities in its portfolio to meet those collateral requirements. Such sales may not be at favorable prices, or may impede the pursuit of the Fund’s investment strategy.

When the Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional securities that it believes will outperform the market or its peers. This strategy may effectively result in the Fund having a leveraged investment portfolio. The use of leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s underlying investments, and may, therefore, cause the Fund’s share price to be more volatile.

Warrants and Rights

Subject to certain limitations, as described in “Investment Limitations” below, each of the Equity Funds may invest in warrants and similar rights. A warrant represents an option to purchase a stated number of shares of common stock of an issuer at a specified price during a specified period of time. The prices of warrants will not always correlate with the prices of the underlying shares of stock. In addition to the risks relating to the underlying stock, the purchase of warrants involves the risk that the effective price paid for the warrant, when added to the subscription price of the underlying stock, will exceed the market price of the underlying stock. Rights represent a preemptive right to purchase additional shares of an issuer’s common stock at the time of a new offering of those shares, thereby permitting the rights holder to retain the same ownership percentage after the new offering.

Investing in Foreign Debt Obligations and Foreign Equity Securities

Each of the Equity Funds may make investments in foreign debt obligations or foreign equity securities.

A Fund’s investment in a foreign debt obligation or foreign equity security typically involves all of the risks inherent in the same type of debt obligation or equity security issued by a domestic issuer. In addition, foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The following discussion contains additional detail about the types of foreign investments which a Fund may make and certain risks associated with those investments. You should read the Prospectus for more information about these investments and their risks.

Foreign Investments

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. Some foreign countries impose conditions and restrictions on foreigners’ ownership of interests in local issuers, including restricting ownership to certain classes of investment in an issuer, which may reduce potential investment returns and impair disposition of those investments. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries, because of inconsistent legal interpretations or less defined legal and regulatory provisions, or because of corruption or influence on local courts.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises, and securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Thornburg will be able to anticipate these potential events or counter their effects.

Depositary Receipts

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are certificates evidencing ownership of shares of a foreign-based issuer. These certificates are issued by a bank or similar financial institution and generally trade on an established securities market in the U.S. or elsewhere. An investment in ADRs, EDRs or GDRs is an alternative to the purchase of the underlying securities in their national markets and currencies. However, ADRs, EDRs and GDRs remain subject to many of the risks associated with investing directly in foreign securities, including the political and economic risks associated with the underlying issuer’s country. Additionally, the bank or other financial institution which issues the depositary receipt may charge the security holder fees for various services, such as forwarding dividend and interest payments. The Fund’s investments in depositary receipts evidencing ownership in shares of a developing country issuer will be deemed to be an investment in that developing country issuer for purposes of the Fund’s investment policies and restrictions.

Certain depositary receipts in which a Fund may invest are unsponsored, meaning that the depositary receipt is created and issued without the participation of the foreign issuer whose stock underlies the depositary receipt. The financial institution that issues an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights, and accordingly the holder of an unsponsored depositary receipt may not have as much current information concerning the foreign issuer as the holder of sponsored depositary receipt.

Developing Countries

The considerations noted above generally are intensified for investments in developing countries, potentially including investments in issuers which are not domiciled in a developing country but which have reference to a significant percentage of their business in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Foreign Currency Transactions

Each of the Equity Funds may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts and futures contracts to purchase or sell foreign currencies at a future date and price. Additional detail about foreign currency transactions is provided below in the sections entitled “Investing in Derivative Instruments - Foreign Currency Transactions,” “Investing in Derivative Instruments - Futures Contracts - Futures Relating to Foreign Currencies,” “Investing in Derivative Instruments - Options - Options Relating to Foreign Currencies,” and “Investing in Derivative Instruments - Swap Agreements, Caps, Floors and Collars - Currency Swaps.”

Investing in Derivative Instruments

A derivative instrument is a financial contract the value of which depends on, or is derived from, the value of some other underlying asset, reference rate, or index, such as equity securities, bonds, commodities, currencies, or interest rates. The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in the underlying reference asset. In particular, the use by a Fund of privately negotiated, over-the-counter (“OTC”) derivatives contracts exposes the Fund to the risk that the counterparty to the OTC derivatives contract will be unable or unwilling to make timely payments under the contract or otherwise honor its obligations. Although Thornburg intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during periods of adverse market conditions. The market for certain types of derivative instruments may also be less liquid than the market for the underlying reference asset, making it difficult for a Fund to value its derivative investments or sell those investments at an acceptable price. Derivative instruments may also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track.

A Fund’s investment in derivative instruments may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. See “Taxes.” A Fund’s investment in derivative instruments may also be limited to the extent Thornburg intends to continue to claim exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act. See “Commodity Exchange Act Registration Exemption.”

The following discussion contains additional detail about the types of derivative instruments in which a Fund may invest and certain risks associated with those investments. You should also read the Prospectus for more information about derivative instruments and their risks.

Combined Positions

Any Fund which is permitted to purchase or sell forward contracts, futures contracts and options (see “Forward Contracts”, “Futures Contracts” and “Options” below) and may also purchase and sell such forward contracts, futures contracts and options in combination with one another in order to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Thornburg’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the goal.

Eurodollar Instruments

Each of the Equity Funds may make investments in Eurodollar instruments.

Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

The U.K.’s Financial Conduct Authority, which regulates LIBOR, has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to a Fund.

Foreign Currency Transactions

Each of the Equity Funds may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price.

Conversions on a Spot Basis. A Fund may convert currency on a spot basis from time to time. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Currency Forward Contracts. A currency forward contract is a privately negotiated obligation to purchase or sell a specific currency at a specific future date, at a price set at the time of the contract. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A Fund may use currency forward contracts for any purpose consistent with its investment objectives. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

In those instances when a Fund enters into a forward currency contract, it typically does so for portfolio hedging purposes. In that regard, a Fund may enter into a forward contract to sell a foreign currency in which certain of its portfolio investments are denominated as a strategy to reduce the risk that a decline in the value of the foreign currency relative to the U.S. dollar will diminish the value of the portfolio investments denominated in that foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A Fund could use a similar hedging strategy in an “indirect hedge” with respect to securities holdings that are denominated in U.S. dollars or another currency, but which conduct a substantial amount of business in a given foreign currency and are consequently exposed to a risk that the value of that foreign currency will decline relative to the U.S. dollar or other currency in which the holding is denominated. The Funds do not enter into hedging transactions in all instances when it might be desirable to do so, and any Fund may be exposed to currency risk some or most of the time without any hedging position for purposes of reducing that risk.

A Fund may also enter into forward contracts to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a Fund held investments denominated in pounds sterling, the Fund could enter into forward contracts to sell pounds sterling and purchase Swiss francs. This type of strategy, sometimes known as a “cross hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

In another circumstance, a Fund that has agreed to buy or sell a security denominated in a foreign currency may seek to “lock in” the U.S. dollar price of the security by entering into a forward contract to buy or sell the relevant foreign currency for a fixed amount of U.S. dollars. This technique, sometimes referred to as a “settlement hedge” or “transaction hedge,” is intended to protect a Fund against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. A Fund also may enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by Thornburg.

Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaged in a currency hedging transaction.

Except as stated below, a Fund does not enter into or maintain a forward currency contract if the settlement of the contract would obligate the Fund to deliver an amount of currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency (or another currency that is the proxy currency in a proxy hedge or is the subject of an indirect hedge described above). A Fund may, however, enter into a contract or maintain an exposure to forward contracts in excess of the value of the Fund’s portfolio securities denominated in or exposed to the pertinent currency, to the extent the excess is addressed by one or a combination of the following: (1) the excess is no greater than five percent of the full amount of the aggregate of the contracts in the currency which settle on the same date, and occurs on a temporary basis due to fluctuations in the currency value or the value of the underlying securities; (2) the excess is offset by one or more forward contracts in the same currency which settle on the same day and so reduce the Fund’s obligation to deliver the currency; (3) the Fund covers the excess by segregating cash or liquid securities on its books in the amount of the excess; or (4) the Fund enters into an option on the currency or otherwise enters into an offsetting transaction under which it has the right to acquire the currency that is the subject of the excess. Segregation of assets is generally effected through earmarking the assets as segregated on the books of the Fund or its custodian. For forward currency contracts involving certain foreign currencies that are subject to currency controls or are otherwise not freely tradeable, rules applicable to the Funds’ custodian may require that a Fund maintain in a segregated account with the custodian liquid assets at least equal to the value of the contract. Such assets will be marked to market daily, and may consist of cash, cash equivalents, high grade liquid debt obligations, or other assets agreed to by the parties to the future contract. The deposit of such collateral with the custodian does not constitute purchasing securities on margin for purposes of a Fund’s investment limitations.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. Those can result in losses to a Fund if it is unable to deliver or receive currency in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Currency futures are also subject to risks pertaining to futures contracts generally. See “Futures Contracts,” below. Options trading on currency futures is subject to market liquidity, and establishing and closing positions may be difficult. Currency exchange rates may fluctuate based on factors extrinsic to the issuing country’s own economy.

Successful use of currency management strategies will depend on Thornburg’s skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Thornburg anticipates. For example, if a currency’s value rose at a time when Thornburg had hedged a Fund’s exposure by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency’s appreciation. If Thornburg hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if Thornburg increases the Fund’s exposure to a foreign currency, and that currency’s value declines, the Fund will realize a loss. There is no assurance that Thornburg’s use of currency management strategies will be advantageous to a Fund or that it will hedge at an appropriate time.

Futures Contracts

Each of the Equity Funds may purchase or sell futures contracts to hedge against anticipated interest rate, currency or market changes, for duration management or risk management purposes, or to enhance potential income and gains.

When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date at a specified price. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date at a specified price. Futures contracts are typically bought and sold on exchanges or boards of trade where the contracts are listed. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Distributions to shareholders associated with income or net gains realized by a Fund from transactions in futures contracts (or options on futures contracts) may be subject to federal income tax.

Liquidity of Futures Contracts. Some futures contracts may become illiquid under adverse market conditions, and there is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges and boards of trade may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may not be possible for a Fund to enter into new positions or to close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until expiration regardless of unfavorable changes in its value. In that instance, the Fund’s access to other assets that it has deposited to cover its futures positions also could be impaired.

Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, in any instance when a Fund enters into a futures contract, either as purchaser or as seller, the Fund will segregate with its custodian or with a futures commission merchant (“FCM”) as initial margin assets sufficient to meet its obligations under the contract. The Fund will also deposit daily “variation margin” payments as required during the term of the contract in order settle the change in the contract’s value on a daily basis (a process known as “marking to market”). Segregated assets may consist of cash, cash equivalents, high grade liquid debt obligations, or other assets agreed to by the parties to the futures contract. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.

Correlation of Price Changes. Because there are a limited number of types of futures contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the futures position will not track the performance of the Fund’s other investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts (see “Currency Forward Contracts” above), except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars.

The uses and risks of currency futures are similar to futures relating to other securities or indices. A Fund may purchase and sell currency futures to increase or decrease its exposure to different foreign currencies. A Fund also may purchase and write currency futures in conjunction with each other or with currency options or forward contracts. Currency futures values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of each Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures to the value of the Fund’s investments exactly over time. See “Foreign Currency Transactions” above.

Indexed Securities

Each of the Equity Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators.

Indexed securities typically, but not always, are debt obligations or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency indexed securities typically are short-term to intermediate-term debt obligations whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increases, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than their underlying instruments.

Options

Each of the Equity Funds may purchase or write put and call options to hedge against anticipated interest rate or market changes, for duration management or risk management purposes, or to enhance potential income and gains.

Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed exercise or “strike” price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific equity securities or debt obligations, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, the owner of the put option will experience a loss measured by the premium paid to buy the option, plus related transaction costs.

The features of call options are similar to those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer will experience a loss if the underlying instrument’s price does not rise sufficiently to offset the buyer’s cost of purchasing the option and transaction costs.

The purchase of options increases a Fund’s costs because it must pay premiums to purchase the options, and the exercise of put and call options by a Fund will increase portfolio turnover and associated transaction costs. Because premiums for the purchase of options are typically much smaller than the prices to purchase the underlying instruments, the use of options creates leverage, which might result in a Fund’s net asset value being more sensitive to changes in the instruments underlying the options.

An American-style put or call option may be exercised at any time during the option period while a European-style put or call options may be exercised only upon expiration of the option period or during a fixed period prior thereto.

Writing Put and Call Options. When a Fund sells or “writes” a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, a Fund, as writer of such an option, would be obligated to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, a Fund would be required to make margin payments to cover the Fund’s potential obligation to pay the strike price if the other party chooses to exercise the option. A Fund may seek to terminate its position in a put option it writes before it is exercised by closing out the option in the secondary market at its then current price. If, however, the secondary market is not sufficiently liquid, the Fund may not be able to close out its position and would, therefore, remain obligated to purchase the underlying instrument at the strike price if the option is exercised. If the price of the underlying instrument rises, the writer of a put ordinarily will profit by the amount of the premium received on writing the option. If the price of the instrument declines, the writer may experience a loss, although the amount of the loss is offset to some degree by the amount of the premium received.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option by the holder. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or decline. Through receipt of the option premium, a Fund as the writer of such an option would seek to mitigate the effects of a decline in the price of the underlying instrument. At the same time, a Fund which writes an option must be prepared to deliver the underlying instrument in return for the strike price, even if the current value of the instrument is higher than the strike price. In that event, a Fund will experience a loss to the extent that the value of the underlying instrument exceeds the total of the strike price and the premium that it received when it wrote the option.

All call options written by a Fund must meet applicable asset segregation requirements as long as the call is outstanding.

Exchange-Traded Options. Options may be traded on exchanges, or may be traded “over-the-counter” (see discussion of “OTC Options” below). Exchange-traded options are issued by a regulated intermediary, which guarantees the performance of the obligations of the parties to such options. With certain exceptions, exchange-traded options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, exchange-traded options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an exchange-traded option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the exchange; (v) inadequacy of the facilities of an exchange to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options generally are established through negotiation with the other party to the contract. While such arrangements allow greater flexibility to a Fund to tailor an option to its needs, “OTC” options generally involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchange where they are traded. Accordingly, Thornburg must assess the creditworthiness of each counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.

The staff of the SEC currently takes the position that OTC options are illiquid, and investments by each Fund in those instruments will be subject to each Fund’s limitation on investments in illiquid instruments. See “Illiquid Investments” below.

Liquidity of Options. Some options become illiquid under adverse market conditions, and there is no assurance a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its options positions could also be impaired.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in options based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options position will not track the performance of the Fund’s other investments. Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Credit Options. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the inception of the option.

Options Relating to Foreign Currencies. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options are similar to options relating to other securities or indices. A Fund may purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Fund also may purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of each Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options to the value of the Fund’s investments exactly over time. See “Foreign Currency Transactions” above.

Options on Futures Contracts. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in the underlying futures contract. If a Fund exercises an option on a futures contract it will be obligated to deposit initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any other futures contract position.

Options on Indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement (i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based rather than price movements in individual securities, as is the case with respect to options on securities.

Structured Notes

Each of the Equity Funds may invest in structured notes.

Structured notes are derivative debt obligations, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate or index, or the relative change in two or more reference assets. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference asset. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by a Fund. Structured notes may be indexed positively or negatively, so that appreciation of the reference asset may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference asset, making the value of the note particularly volatile.

Structured notes may entail a greater degree of market risk than other types of debt obligations because the investor bears the risk of the reference asset. As noted above, the value of structured notes also may be more volatile than other debt obligations.

Swap Agreements, Caps, Floors, and Collars

Each of the Equity Funds may enter into swap agreements and related caps, floors and collars. None of these Funds are limited to any particular form of swap agreement, provided that Thornburg determines that the agreement it is consistent with the Fund’s investment objective and policies.

Swap agreements involve the exchange by a Fund and another party of their respective commitments to pay or receive cash flows. Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating rate payments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s credit worthiness declined or if the counterparty defaults, the Fund will likely have contractual remedies available to it, but the value of the swap or other agreement would be likely to decline, potentially resulting in losses. Each Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Investments in these transactions will not be considered to constitute the issuance by a Fund of a “senior security” as that term is defined in Section 18(g) of the 1940 Act, and will not be subject to the Fund’s borrowing restrictions, provided that the Fund enters into one or more offsetting financial transactions, segregates liquid securities equal in value to the Fund’s potential economic exposure under the transactions, determined on a daily mark-to-market basis, or otherwise “covers” the transaction in accordance with applicable SEC guidance. Segregation of assets is generally effected through earmarking the assets as segregated on the books of the Fund or its custodian. Such assets will be marked to market daily, and may consist of cash, cash equivalents, high grade liquid debt obligations, or other assets agreed to by the parties to the swap contract. The deposit of such collateral with the custodian does not constitute purchasing securities on margin for purposes of a Fund’s investment limitations.

Credit Default Swaps. A credit default swap is a credit derivative in which two parties enter into an agreement to transfer the credit exposure of fixed income securities. The buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence which is typically a default by the issuer of a debt obligation.

Currency Swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Changes in foreign exchange rates and changes in interest rates may negatively affect the value of a currency swap.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in exchange for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risks associated the investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund is committed to pay to the counterparty.

Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. Any such gain received by a Fund would be taxable. If the other party to an interest rate swap or forward rate contract defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered satisfactory by Thornburg. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Total Return Swaps. A total return swap is a credit derivative in which the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread.

Caps, Floors and Collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. For example, an interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. For example, an interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor if the specified interest rate index decreases below the level of the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. For example, an interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index.

Other Investments, Investment Techniques and Other Risks

The following contains additional detail about certain other investments a Fund may make and certain other risks to which a Fund may be subject.

Cash Management

Each Fund may also invest a portion or all of the Fund’s daily cash balance in Thornburg Capital Management Fund, a separate series of the Trust (the “Capital Management Fund”). The Capital Management Fund’s shares are not publicly available. The Capital Management Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00. The Capital Management Fund seeks current income consistent with liquidity management and safety of capital. To pursue that investment objective, the Capital Management Fund invests principally in short-term obligations which are determined by Thornburg to be of high quality including, but not limited to, obligations issued by U.S. and foreign companies, U.S. and foreign banks, U.S. and foreign governments, U.S. agencies, states, and municipalities, and international organizations such as the World Bank and the International Monetary Fund, and repurchase agreements based on those obligations. The Capital Management Fund does not currently pay a separate investment advisory fee or administrative services fee to Thornburg, but Funds which invest in the Capital Management Fund would indirectly bear the other operating expenses of the Capital Management Fund. Those indirect expenses are similar to the expenses paid by other businesses owned by the Funds, are not direct costs paid by Fund shareholders, are not used to calculate a Fund’s net asset value, and have no impact on the costs associated with Fund operations.

Certificates of Deposit

Each Fund may under certain circumstances purchase bank certificates of deposit. Each of the Equity Funds may invest in certificates of deposit issued by domestic and foreign banks, including foreign branches of domestic banks.

Investments in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks. (See “Foreign Investments” above).

Cyber Security Risks

As the use of technology has become more prevalent, the Funds and their service providers have become potentially more susceptible to intentional and unintentional cyber events including, but not limited to: computer processing errors; malfunctions, disruptions, or failures in computer systems or other technologies; computer viruses; the theft or corruption of electronic data; unauthorized access to digital systems; and cyber attacks that shut down, disable or otherwise disrupt business operations. These events may adversely affect the Funds or their shareholders, causing disruptions in business operations and potentially resulting in financial losses. For example, a cyber attack against the computer systems of the Funds or their service providers may interfere with the ability to process Fund shareholder transactions or to calculate a Fund’s net asset value, impede trading activity by the Funds, result in the release or misappropriation of confidential information about the Funds or their shareholders, or subject the Funds to regulatory fines or penalties and to other, additional costs (including increased costs to remediate the effects of the attack or to develop additional systems to prevent other similar attacks). While the Funds and Thornburg have established procedures and systems to seek to prevent and mitigate the risks associated with cyber events, and while Thornburg seeks to determine that other third party service providers for the Funds have established such procedures and systems, there are inherent limitations in the ability of such procedures and systems to identify all potential cyber events or to completely prevent or mitigate the occurrence or effects of those events. Additionally, cyber events affecting the electronic systems of the Funds’ trading counterparties, issuers in which the Funds invest, or securities markets and exchanges may also result in financial losses for the Funds or their shareholders.

Dollar Roll Transactions

Each of the Equity Funds may enter into “dollar roll” transactions.

Dollar roll transactions consist of the sale by a Fund to a bank or broker-dealer (the “counterparty”) of Ginnie Mae certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The selling Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

Dollar rolls are currently treated for purposes of the 1940 Act as borrowings of the Fund entering into the transaction because they involve the sale of a security coupled with an agreement to repurchase, and are, therefore, deemed by the Trust to be subject to the investment restrictions applicable to any borrowings made by the Fund. Like all borrowings, a dollar roll involves costs to the borrowing Fund. For example, while the borrowing Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

Dollar rolls involve potential risks of loss to the selling Fund which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, the selling Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Illiquid Investments

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, Thornburg determines the liquidity of investments by the Funds. In determining the liquidity of the Funds’ investments, Thornburg may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or lender features), and (5) the nature of the market place for trades (including the ability to assign or offset each Fund’s rights and obligations relating to the investment).

Investments currently considered by Thornburg to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and municipal lease obligations subject to non-appropriation risk where the underlying lease is not rated (at the time the obligation is purchased by the Fund) within the four highest grades of Moody’s or S&P and is not subject to a remarketing agreement (or not currently subject to remarketing, pursuant to the conditions of any such agreement then in effect, with a responsible remarketing party, deemed by Thornburg to be capable of performing its obligations) except that Thornburg also may determine an unrated lease obligation to be readily marketable because it is backed by an irrevocable bank letter of credit or an insurance policy. Based on its ongoing review of the trading markets and other factors affecting the Funds’ investments, Thornburg may determine from time to time that other investments are illiquid, including certain types of restricted securities, mortgage-backed securities and asset-backed securities, developing country securities, or derivative instruments. With respect to any over-the-counter options that a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund any have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined utilizing procedures approved by the Trustees.

Each Fund is limited from investing more than a certain percentage of its net assets in illiquid securities. Please see “Investment Restrictions” below for a discussion of the specific limitations applicable to each Fund’s investment in illiquid securities. If through a change in values, net assets, or other circumstances, a Fund were in a position where the percentage of its portfolio comprised of illiquid securities exceeded that Fund’s percentage investment restriction on investment in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity.

Repurchase Agreements

Each Fund may enter into repurchase agreements.

In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.

A Fund may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be satisfactory. These transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

A repurchase agreement may be viewed as a loan from a Fund to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the underlying security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Restricted Securities

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, a Fund could be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. A restricted security may be liquid or illiquid, depending on whether it satisfies relevant liquidity requirements, as determined by Thornburg. See “Illiquid Investments” above.

Reverse Repurchase Agreements

Each of the Equity Funds, may enter into reverse repurchase agreements.

In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Thornburg. Such transactions may increase fluctuations in the market value of the Funds’ assets and may be viewed as a form of leverage.

Securities Lending

Each Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Thornburg to be of good standing. Furthermore, they will only be made if, in Thornburg’s judgment, the consideration to be earned from such loans would justify the risk.

Thornburg understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Temporary Investments

Each Fund may from time to time invest a keep a portion of its portfolio in cash or other short-term, fixed income securities. Such investments may be made due to market conditions, pending investment of idle funds, or to afford liquidity.

When-Issued Securities

Each Fund may purchase securities offered on a “when-issued” or “delayed delivery” basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. When-issued transactions normally settle within 30-45 days, though the settlement cycles for some when-issued transactions are longer. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than the purchase price. Additionally, purchasing securities on a when-issued or delayed delivery basis involves the risks that the security will never be issued or that the other party to the transaction will not meet its obligation, in which events the Fund may lose both the investment opportunity for the assets it segregates to pay for the when-issued or delayed delivery security and any gain in that security’s price. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. A Fund also will maintain in a segregated account with its custodian liquid assets at least equal in value to commitments for when-issued or delayed delivery securities. Such assets will be marked to the market daily, and will be used specifically for the settlement of when-issued or delayed delivery commitments. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless sale appears desirable for investment reasons. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt.

COMMODITY EXCHANGE ACT REGISTRATION EXEMPTION

In connection with its management of the Trust, Thornburg has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the U.S. Commodity Exchange Act, as amended (the “CEA”) and, therefore, neither Thornburg nor the Trust is currently subject to registration or regulation as a commodity pool operator under the CEA. The U.S. Commodity Futures Trading Commission (“CFTC”) recently adopted amendments to Rule 4.5 under the CEA that reduce the ability of certain regulated entities, including registered investment companies and their investment advisors, to claim the exclusion from the definition of the term “commodity pool operator.” Among other requirements, the CFTC’s amendments impose limitations on the use of certain derivative instruments, including certain types of commodity futures contracts, commodity options contracts, and swaps, by entities seeking to rely on Rule 4.5. Thornburg currently intends to manage the Funds’ assets in a manner which is consistent with the limitations imposed by Rule 4.5. To the extent Thornburg or the Funds became no longer eligible to claim an exclusion from the definition of the term “commodity pool operator,” then Thornburg or some or all of the Funds may become subject to registration and regulation under the CEA. Such regulation may have an adverse effect on Thornburg’s ability to manage the Funds, may impair the ability of the Funds to achieve their investment objective(s), and may result in higher operating expenses for the Funds and reduced investment returns to Fund investors.

INVESTMENT LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, that percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations. For those policies and limitations which can only be changed by a majority of a Fund’s outstanding voting shares, the term “majority” means the lesser of (i) 67% of the shares of the Fund present in person or by proxy at a meeting of the holders of more than 50% of the Fund’s outstanding shares, or (ii) more than 50% of the outstanding shares of the Fund.

Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund

Thornburg Investment Trust has adopted the following fundamental investment policies applicable to Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund, which may not be changed by any Fund unless approved by a majority of the outstanding shares of that Fund. Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund may not:

(1)           with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(2)           issue senior securities, except as permitted under the 1940 Act;

(3)           borrow money, except for temporary or emergency purposes or except in connection with reverse repurchase agreements; in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3 % limitation;

(4)           underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

(5)           purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6)           purchase or sell real estate unless acquired as a result or ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7)           purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8)           lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

For the purposes of applying the limitation set forth in paragraph (6) above, a Fund is permitted to hold real estate if doing so is the result of the Fund’s efforts to restructure a bond or other loan obligation that was secured by real estate.

The following investment limitations are not fundamental and may be changed without shareholder approval as to each Fund:

(i)            The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii)           The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that any initial and variation margin payments that the Fund may be required to make in connection with its permitted investment strategies do not constitute the purchase of securities “on margin” for purposes of this limitation.

(iii)          The Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(iv)          The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v)           The Fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under the limitation in the preceding paragraph would exceed the Fund’s limitations on investments in illiquid securities.

(vi)          The Fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker’s commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to the Fund’s investments in Thornburg Capital Management Fund or in any other investment company within the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act), provided that any such investments comply with Section 12(d)(1)(G) of the 1940 Act and rules thereunder, or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

(vii)         The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. The foregoing does not apply to the Fund’s investments in Thornburg Capital Management Fund or in any other investment company within the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act); provided that any such investments will comply with Section 12(d)(1)(G) of the 1940 Act and rules thereunder.

(viii)        The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund’s net assets. Included in that amount, but not to exceed 2% of the Fund’s net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

(ix)           The Fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.

 (x)           The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of Thornburg who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer’s securities.

(xi)          The Fund will not (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

CALCULATION OF PERFORMANCE INFORMATION

Each Fund will from time to time display performance information, including yield, dividend returns, total return, and average annual total return, in advertising, sales literature, and reports to shareholders. Yield is computed by dividing the Fund’s net interest and dividend income for a given 30 days or one month period by the maximum share offering price at the end of the period. The result is “annualized” to arrive at an annual percentage rate. In addition, the Fund may use the same method for 90 day or quarterly periods. Total return is the change in share value over time, assuming reinvestment of any dividends and capital gains. “Cumulative total return” describes total return over a stated period, while “average annual total return” is a hypothetical rate of return which, if achieved annually, would have produced the same cumulative total return if performance had been constant for the period shown. Average annual return tends to reduce variations in return over the period, and investors should recognize that the average figures are not the same as actual annual returns. A Fund may display return information for differing periods without annualizing the results and without taking sales charges into effect.

All performance figures are calculated separately for each class of shares of a Fund. The figures are historical, and do not predict future returns. Actual performance will depend upon the specific investments held by a Fund, and upon the Fund’s expenses for the period.

Yield quotations include a standardized calculation which computes yield for a 30-day or one month period by dividing net investment income per share during the period by the maximum offering price on the last day of the period. The standardized calculation will include the effect of semiannual compounding and will reflect amortization of premiums for those bonds which have a market value in excess of par. New schedules based on market value will be computed each month for amortizing premiums. With respect to mortgage-backed securities or other receivables-backed obligations, the Fund will amortize the discount or premium on the outstanding principal balance, based upon the cost of the security, over the remaining term of the security. Gains or losses attributable to actual monthly paydowns on mortgage-backed obligations will be reflected as increases or decreases to interest income during the period when such gains or losses are realized. Provided that any such quotation is also accompanied by the standardized calculation referred to above, a Fund may also quote non-standardized performance data for a specified period by dividing the net investment income per share for that period by either the Fund’s average public offering price per share for that same period or the offering price per share on the first or last day of the period, and multiplying the result by 365 divided by the number of days in the specified period. For purposes of this non-standardized calculation, net investment income will include accrued interest income plus or minus any amortized purchase discount or premium less all accrued expenses. The primary differences between the results obtained using the standardized performance measure and any non-standardized performance measure will be caused by the following factors: (1) The non-standardized calculation may cover periods other than the 30-day or one month period required by the standardized calculation; (2) The non-standardized calculation may reflect amortization of premium based upon historical cost rather than market value; (3) The non-standardized calculation may reflect the average offering price per share for the period or the beginning offering price per share for the period, whereas the standardized calculation always will reflect the maximum offering price per share on the last day of the period; (4) The non-standardized calculation may reflect an offering price per share other than the maximum offering price, provided that any time the Fund’s return is quoted in reports, sales literature or advertisements using a public offering price which is less than the Fund’s maximum public offering price, the return computed by using the Fund’s maximum public offering price also will be quoted in the same piece; (5) The non-standardized return quotation may include the effective return obtained by compounding the monthly dividends.

For the Funds’ investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

Income calculated for the purposes of calculating the Funds’ yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a Fund’s yield may not equal its distribution rate, the income paid to a shareholder’s account, or the income reported in the Fund’s financial statements.

Yield information may be useful in reviewing a Fund’s performance and in providing a basis for comparison with other investment alternatives. However, each Fund’s yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Total returns quoted in advertising reflect all aspects of a Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund’s net asset value (“NAV”) over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund’s performance is not constant over time, but changes from year to year, and the average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns reflecting the simple change in value an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes to share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking a Fund’s maximum sales charge into account. Excluding a Fund’s sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Charts and graphs using the Fund’s net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund’s adjusted NAVs are not adjusted for sales charges, if any.

The Funds may illustrate performance using moving averages. A long-term moving average is the average of each week’s adjusted closing NAV or total return for a specified period. A short-term moving average NAV is the average of each day’s adjusted closing NAV for a specified period. Moving average activity indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period the produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

Each Fund’s performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund ranking prepared by Lipper Analytical Services, Inc. (“Lipper”), an independent service that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings the Fund’s performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds. From time to time, the Fund’s performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Thornburg Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. Performance rankings and ratings reported periodically in financial publications also may be used. These performance analyses ordinarily do not take sales charges into consideration and are prepared without regard to tax consequences.

Each Fund may be compared in advertising to Certificates of Deposit (“CDs”) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, while a Fund may offer greater liquidity or higher potential returns than CDs, a Fund does not guarantee a shareholder’s principal or return, and Fund shares are not FDIC insured.

Thornburg may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs bases on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of other Thornburg mutual funds.

Ibbotson Associates, a wholly owned subsidiary of Morningstar, Inc. (“Ibbotson”), provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of differed indices.

The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in the capital market may or may not correspond directly to those of a Fund. A Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future, and advertising, sales literature and shareholder reports also may discuss aspects of periodic investment plans, dollar cost averaging and other techniques for investing to pay for education, retirement and other goals. In addition, a Fund may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques and the desirability of owning a particular mutual fund. A Fund may present its fund number and CUSIP number, and discuss or quote its current portfolio manager.

The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare a Fund’s historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a Fund may also discuss or illustrate examples of interest rate sensitivity.

Momentum indicators show a Fund’s price movements over specific periods of time. Each point on the momentum indicator represents the Fund’s percentage change in price movements over that period. A Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The Funds may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

Market Indices Information

The benchmark indices described in the Prospectus are products of third party index providers. Data respecting those benchmark indices are the property of those third party providers and have been licensed for use by the Funds. The Funds accept no liability for any errors or omissions relating to the benchmark index data, and the third party providers accept no liability for the use of those data by the Funds. The following additional disclaimers relate to certain of the benchmark indices.

ADDITIONAL MATTERS RESPECTING TAXES

The following discussion summarizes certain federal tax considerations generally affecting the Funds and shareholders. Certain state tax consequences associated with investments in the Municipal Funds are also summarized below. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisors with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. In particular, this discussion addresses aspects of investment by persons who are not individuals only in a very limited manner.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations issued thereunder, the laws of certain specified states (respecting the Municipal Funds) and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to changes, which changes may be retroactive.

Elections by the Funds – Subchapter M

Each Fund has elected and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. In each taxable year when a Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on net investment income and net capital gains which are timely distributed to its shareholders.

If in any year a Fund fails to qualify for the treatment afforded by Subchapter M of the Code, the Fund would be taxed as a corporation on its income. Distributions to the shareholders would be treated as ordinary income to the extent of the Fund’s earnings and profits, and would be treated as nontaxable returns of capital to the extent of the shareholders’ respective bases in their shares. Further distributions would be treated as amounts received on a sale or exchange or property. In any year a Fund qualifies as a regulated investment company but fails to distribute all of its net investment income and net capital gains, the Fund is subject to taxes on the undistributed portion of its net income and capital gains. Although each Fund intends to distribute all of its net income currently and any capital gains annually, it could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.

Backup Withholding

Each shareholder will be notified annually by their Fund as to the amount and characterization of distributions paid to or reinvested by the shareholder for the preceding taxable year. The Fund may be required to withhold federal income tax from distributions otherwise payable to a shareholder if (i) the shareholder has failed to furnish the Fund with his taxpayer identification number, (ii) the Fund is notified that the shareholder’s number is incorrect, (iii) the Internal Revenue Service notifies the Fund that the shareholder has failed properly to report certain income, or (iv) when required to do so, the shareholder fails to certify under penalty of perjury that he is not subject to this withholding. The backup withholding tax rate on distributions is currently 28%.

Certain shareholders specified in the Code are exempt from the backup withholding noted in the preceding paragraph. A Fund may be required to obtain certain information from a shareholder to identify that shareholder’s status as a person exempt from backup withholding. Persons exempt from the backup withholding noted in the preceding paragraph may under certain circumstances still be subject to other types of federal income tax withholding. Shareholders should consult their tax advisors for more information.

Distributions by Investment Companies - In General

Distributions of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund’s dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund’s shares have been held by a shareholder. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund’s investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

A person seeking to invest in shares of a Fund through a taxable account should consider a Fund’s unrealized gains and losses, and any capital loss carryforwards, which are disclosed in the annual and semiannual reports to shareholders issued by the Fund. Embedded, unrealized gains, if realized by the Fund upon a sale or other disposition of the investments to which the gains relate, and not offset by realized losses, result in capital gains distributions to all shareholders, including persons who just purchased Fund shares, which may be subject to income tax. Unrealized losses, if realized by the Fund through sales of investments, and capital loss carryforwards from previously realized losses, may offset gains realized by the Fund on sales of appreciated investments, so offsetting the capital gains distributions that otherwise would be made to shareholders.

Pursuant to the American Taxpayer Relief Act of 2012, the maximum federal tax rate for individual taxpayers on long-term capital gains from sales of securities and on certain qualifying dividends on corporate stock issued by domestic corporations and certain “qualified foreign corporations” is 20%. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S. and corporations eligible for the benefits of a comprehensive income tax treaty with the United States and which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies and passive foreign investment companies are not treated as qualified foreign corporations. These rates do not apply to corporate taxpayers. Each Fund will separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund. A shareholder must also satisfy a 60-day holding period requirement with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rates imposed on those distributions. Distributions attributable to a Fund’s income from bonds and other debt obligations, dividends from most foreign companies, and distributions by real estate investment trusts or regulated investment companies will not generally qualify for the lower rates. Some hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a qualifying dividend to be taxed at the rate of tax applicable to ordinary income.

A Fund’s investments in certain derivatives, foreign currency transactions, options, futures contracts, hedging transactions, forward contracts, investments in passive foreign investment companies, and certain other transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, convert capital gain into taxable ordinary income or convert short-term capital losses into long-term capital losses. Engaging in swap transactions also may result in distributions of taxable income or gain to shareholders, and also may cause a Fund to currently recognize income with respect to payments to be received in the future. Certain Fund transactions, including investments in derivative instruments, transactions in foreign currencies or foreign currency-denominated instruments, and hedging activities may produce differences between the Fund’s book and taxable income, and distributions by the Fund may consequently be treated in some instances as returns of capital.

A Fund’s distributions of realized capital gains may be reduced if the Fund has capital loss carryforwards available. If a Fund has incurred net capital losses before its taxable year commencing October 1, 2011 (“pre-2011 losses”), the Fund is permitted to carry those pre-2011 losses forward for eight taxable years and use them to offset capital gains realized in those years. Any pre-2011 losses remaining at the end of the eighth taxable year after the year in which the losses were realized expire and cannot be used to offset capital gains subsequently realized. Pre-2011 losses carried forward are treated as short-term capital losses, and offset any short-term gains before offsetting any long-term capital gains. If a Fund incurs net capital losses in a taxable year commencing after September 30, 2011 (“post-2011 losses”), those losses may be carried forward indefinitely to offset capital gains subsequently realized. Post-2011 losses retain their character as short-term or long-term capital losses and must be used to offset gains of the same character before offsetting gains of a different character. A Fund is required by applicable law to use any post-2011 losses to offset capital gains before the Fund may use any pre-2011 losses. This requirement may increase the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period for such losses. Other regulations or circumstances may limit or reduce the use of net capital loss carryforwards. A Fund’s net capital losses are not deductible against the Fund’s net investment income.

Distributions by a Fund result in a reduction in the net asset value of the Fund’s shares. Should distributions reduce the net asset value below a shareholder’s cost basis, the distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Persons purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates, and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose distributions of income dividends and capital gains paid by the Funds and otherwise includible in adjusted gross income, and capital gains recognized on the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt obligations denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains and losses, may increase or decrease the amount of a Fund’s net investment income to be distributed to its shareholders as ordinary income.

Foreign Withholding Taxes

Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to “pass through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

Generally, a credit for foreign taxes is subject to the limitations that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency denominated debt obligations, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are not held by the Fund or the shareholders, as the case may be, for periods specified in the Code. If a Fund is not eligible to make the election to “pass through” to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

Short Sales

If a Fund engages in short selling of securities, the gain or loss on the short sale is generally recognized when the Fund closes the short sale by delivering the borrowed securities to the lender, rather than when the borrowed securities are sold. Short sales may increase the net short-term capital gains realized by a Fund, which would be taxable as ordinary income when distributed to the Fund’s shareholders.

Redemption or Other Disposition of Shares

Upon the sale or exchange of his shares, a shareholder realizes a taxable gain or loss depending upon his basis in the shares. The gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, which generally may be eligible for reduced federal tax rates, depending on the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvestment of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund’s shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gains dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the shares of a regulated investment company, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a “reinvestment right” received upon the initial purchase of the shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment. This provision may be applied to successive acquisitions of shares.

State and Local Taxes

The laws of the several states and local taxing authorities vary with respect to the taxation of distributions, and shareholders of each Fund are advised to consult their own tax advisors in that regard. In particular, investors who are not individuals are advised that the preceding discussion relates primarily to tax consequences affecting individuals, and the tax consequences of an investment by a person which is not an individual may be very different. Each Fund will advise shareholders within 60 days of the end of each calendar year as to the percentage of income derived from each state in which the Fund has any municipal obligations in order to assist shareholders in the preparation of their state and local tax returns.

Foreign Account Tax Compliance Act

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA, as described more fully below. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder, depending on the type of payment and shareholder account, on certain payments made from the Fund, including distributions characterized by the Fund as capital gain dividends and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding.

Payments to a Fund shareholder will generally not be subject to FATCA withholding, provided the shareholder provides the Fund with such certifications, waivers or other documentation or information as the Fund requires, including, to the extent required, documentation or information respecting such shareholder’s direct and indirect owners, to establish the shareholder’s FATCA status and otherwise to comply with these rules. In order to avoid withholding, a shareholder that is a “foreign financial institution” (“FFI”) must either (i) become a “participating FFI” by entering into a valid U.S. tax compliance agreement with the IRS, (ii) qualify for an exception from the requirement to enter into such an agreement, for example by becoming a “deemed compliant FFI,” or (iii) be covered by an applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA. In any of these cases, the investing FFI generally will be required to provide a Fund with appropriate identifiers, certifications or documentation concerning its status.

A Fund will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation.

Each investor and prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation.

DISTRIBUTIONS AND SHAREHOLDER ACCOUNTS

When an investor or the investor’s financial intermediary makes an initial investment in shares of a Fund, the Fund’s transfer agent will open an account on the books of the Fund, and the investor or financial intermediary will receive a confirmation of the opening of the account. Thereafter, whenever a transaction, other than the reinvestment of interest income, takes place in the account - such as a purchase of additional shares or redemption of shares or a withdrawal of shares represented by certificates - the investor or the financial intermediary will receive a confirmation statement giving complete details of the transaction. Shareholders also will receive at least quarterly statements setting forth all distributions of income and other transactions in the account during the period and the balance of full and fractional shares. The final statement for the year will provide information for income tax purposes.

Any distributions of investment income, net of expenses, and the annual distributions of net realized capital gains, if any, will be credited to the accounts of shareholders in full and fractional shares of the Fund at net asset value on the payment or distribution date, as the case may be. Upon written notice to the Fund’s transfer agent, a shareholder may elect to receive periodic distributions of net investment income in cash. Such an election will remain in effect until changed by written notice to the transfer agent, which change may be made at any time in the sole discretion of the shareholder.

INVESTMENT ADVISOR, INVESTMENT ADVISORY AGREEMENTS, AND ADMINISTRATIVE SERVICES AGREEMENTS

Investment Advisory Agreement

Pursuant to an Investment Advisory Agreement in respect of each Fund, Thornburg Investment Management, Inc. (“Thornburg” or the “advisor”), 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, acts as investment advisor for, and will manage the investment and reinvestment of the assets of, each of the Funds in accordance with the Funds’ respective investment objectives and policies, subject to the general supervision and control of the Trustees of Thornburg Investment Trust.

Thornburg is paid a fee by each Fund, in the percentage amounts set forth in the Prospectus.

The fee paid by each Fund is allocated among the different classes of shares offered by the Fund based upon the average daily net assets of each class of shares. All fees and expenses are accrued daily and deducted before payment of dividends. In addition to the fees of Thornburg, each Fund will pay all other costs and expenses of its operations. Each Fund also will bear the expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, including legal fees.

The Trust’s Trustees (including a majority of the Trustees who are not “interested persons” within the meaning of the 1940 Act) have approved the Investment Advisory Agreement applicable to each of the Funds, and annually consider the renewal of the agreement applicable to each of the Funds. In connection with their general supervision of Thornburg, and as an important element of their annual consideration of a renewal of the Investment Advisory Agreement applicable to each Fund, the Trustees receive and consider reports from Thornburg throughout the year. These reports address a wide variety of topics, including particularly Thornburg’s services to each Fund and its selection of investments of pursuit of each Fund’s investment objectives.

The Trustees have considered the responsibilities of mutual fund trustees generally and the Trustees’ understandings of shareholders’ expectations about the management of the mutual funds in which they have invested. The Trustees have concluded, based upon these discussions and a consideration of applicable law, that the principal obligation of mutual fund trustees is to assess the nature and quality of an investment advisor’s services, and to confirm that the advisor actively and competently pursues the mutual fund’s objectives. The Trustees have further concluded that while mutual fund trustees should determine that a fund’s fees and costs are reasonable in relation to the services rendered and generally in line with those charged by other investment advisors, putting an investment advisory agreement “out to bid” as a matter of course would be inconsistent with shareholder interests and contrary to shareholder expectations when they invested in a fund, and that mutual fund trustees should not do so unless an advisor materially failed to pursue a fund’s objectives in accordance with its policies or for other equally important reasons. The Trustees also observed in their deliberations that Thornburg Fund shareholders appear to invest with a long-term perspective, and that in reviewing the Funds’ performance, the Trustees should focus on the longer-term perspective rather than current fashions or short-term performance.

The Trust’s Trustees most recently determined to renew the Investment Advisory Agreement applicable to each Fund on September 15, 2020.

In anticipation of their recent consideration of the Investment Advisory Agreement’s renewal, the independent Trustees met in May 2020 to consider aspects of their annual evaluation of the advisor’s service to all of the Funds, to plan the annual evaluation of the advisor’s performance and to discuss preliminarily the information the advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2020 to further define certain portions of the information to be submitted by the advisor. The independent Trustees met again in a September 2020 independent session with a mutual fund analyst firm retained by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the consulting firm, and in their independent session discussed their evaluations of the Funds’ fee and expense levels, investment performance and other information presented for each Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled later in September for that purpose, and the independent Trustees thereafter met in independent session to consider the advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

A discussion regarding the basis for the approval of each Fund’s Investment Advisory Agreement by the Trustees is contained in the Fund’s Annual Report to Shareholders for the year ended September 30, 2020.

The Investment Advisory Agreement applicable to each Fund may be terminated by either party, at any time without penalty, upon 60 days’ written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of Thornburg to receive payments on any unpaid balance of the compensation earned prior to termination. The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Thornburg, or of reckless disregard of its obligations and duties under the Agreement, Thornburg will not be liable for any action or failure to act in accordance with its duties thereunder.

For the three most recent fiscal years with respect to each Fund, Thornburg was entitled to receive the following amounts from each Fund pursuant to the Investment Advisory Agreement applicable to the Fund.

	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2020
Small/Mid Cap Core Fund	$8,469,492	$7,656,543	$6,821,818
Small/Mid Cap Growth Fund	$5,779,553	$5,509,605	$5,438,904

Garrett Thornburg, Chairman and Trustee of Thornburg Investment Trust, is also a director and controlling shareholder of Thornburg, and Brian McMahon, Vice Chairman and Trustee of Thornburg Investment Trust, is also a director of Thornburg. In addition, various individuals who are officers of the Trust also serve as officers of Thornburg, as described below under the caption “Management.”

For some or all of the three most recent fiscal years, Thornburg has waived its rights to certain fees which it was otherwise entitled to receive from the Funds pursuant to the Investment Advisory Agreement. The specific amounts waived by Thornburg are as follows:

	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2020
Small/Mid Cap Core Fund	$0	$0	$3,022
Small/Mid Cap Growth Fund	$0	$0	$2,858

Proxy Voting Policies

Thornburg is authorized by the Trust to vote proxies respecting voting securities held by the Funds. In those cases, Thornburg votes proxies in accordance with written Proxy Voting Policies and Procedures (the “Policy”) adopted by Thornburg. The Policy states that the objective of voting a security is to enhance the value of the security, or to reduce potential for a decline in the security’s value. The Policy prescribes procedures for assembling voting information and applying the informed expertise and judgment of Thornburg on a timely basis in pursuit of this voting objective.

The Policy also prescribes a procedure for voting proxies when a vote presents a conflict between the interests of the Fund and Thornburg. If the vote relates to the election of a director in an uncontested election or ratification or selection of independent accountants, the investment advisor will vote the proxy in accordance with the recommendation of any proxy voting service engaged by Thornburg. If no such recommendation is available, or if the vote involves other matters, Thornburg will refer the vote to the Trust’s operations risk oversight committee for direction on the vote or consent to vote on Thornburg’s recommendation.

The Policy authorizes Thornburg to utilize various sources of information in considering votes, including the engagement of service providers who provide analysis and information on the subjects of votes and who may recommend voting positions. Thornburg has engaged Institutional Shareholder Services (“ISS”) to provide these services to Thornburg in connection with voting proxies for each of the Funds. Thornburg may or may not accept recommendations from ISS. Thornburg also may decline to vote in various situations, including cases where an issue is not relevant to the Policy’s voting objective or where it is not possible to ascertain what effect a vote may have on the value of an investment. Thornburg may not be able to vote proxies in cases where proxy voting materials are not delivered to Thornburg in sufficient time for evaluation and voting.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Administrative Services Agreement

Administrative services are provided to the Funds under the Third Restated Administrative Services Agreement between the Trust and Thornburg dated February 1, 2018 (the “Administrative Services Agreement”) which requires Thornburg to perform certain administrative services and engage in activities beyond those specifically required by the Investment Advisory Agreement, and to provide related services. The activities and services to be provided by Thornburg under the Administrative Services Agreement include the administration, monitoring, supervision, performance or direction of certain administrative functions necessary or desirable for the operation of the Funds, generally including: monitoring, supervision and direction of fund accounting and administration, tax accounting and reporting, custodial and transfer agent services, account administration, information technology services, legal services, and other services provided by third parties to the Funds; coordination and management of financial audits; monitoring of financial intermediaries in connection with their provision of non-distribution services to the Funds; supervision and direction of and assistance in the preparation of registration statements and other governmental filings, income and other tax returns, and reports and other communications to shareholders; coordination and supervision of certain portfolio valuation functions; monitoring, supervision and conduct of legal compliance functions; providing personnel necessary to furnish the services required by the Administrative Services Agreement together with the office space and other support necessary for those services; and such other services and activities as the parties may agree from time to time.

The Trust pays Thornburg a fee for the services that Thornburg provides pursuant to the Administrative Services Agreement. Commencing February 1, 2018, that fee is computed as an annual percentage of the aggregate average daily net assets of all share classes of all Funds described in this Statement of Additional Information, paid monthly, as follows:

Net Assets	Percentage Rate
0 to $20 billion	0.100%
$20 billion to $40 billion	0.075%
$40 billion to $60 billion	0.040%
Over $60 billion	0.030%

together with any applicable sales or similar tax.

Prior to February 1, 2018, the Trust was a party to two different administrative services agreements with Thornburg, one of which was applicable to each Fund’s Class A and Class C shares and one of which was applicable to each Fund’s Class I shares (together, the “Prior Administrative Services Agreements”). Those two Prior Administrative Services Agreements have been replaced by the new Administrative Services Agreement described above. Under the Prior Administrative Services Agreements, the Class A, and Class C shares of each Fund paid Thornburg a monthly fee calculated at an annual percentage of .125% of the class’s average daily net assets, and the Class I shares of each Fund paid Thornburg a monthly fee calculated at an annual percentage of .05% of the class’s average daily net assets, together with any applicable sales or similar tax. The amounts paid for (1) the period of October 1, 2017 through January 31, 2018 under the Prior Services Agreements, and (2) the period of February 1, 2018 through September 30, 2018 under the new Administrative Services Agreement are included in the total amounts shown below, with respect to each Fund, under the fiscal year ended September 30, 2018. The amounts paid for the period October 1, 2018 through September 30, 2019 and for the period October 1, 2019 through September 30, 2020 under the new Administrative Services Agreement are shown below, with respect to each Fund, under the fiscal years ended September 30, 2019 and September 30, 2020, respectively.

	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2020
Small/Mid Cap Core Fund	$551,782	$788,315	$705,359
Small/Mid Cap Growth Fund	$379,295	$559,810	$557,344

        The agreements applicable to each class may be terminated by either party, at any time without penalty, upon 60 days’ written notice, and will terminate automatically upon assignment. Termination will not affect the service provider’s right to receive fees earned before termination. The agreements further provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the service provider, or reckless disregard of its duties thereunder, the provider will not be liable for any action or failure to act in accordance with its duties thereunder.

SERVICE AND DISTRIBUTION PLANS

Service Plan - All Classes

Each of the Funds has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (“Service Plan”), which is applicable to Class A shares and, if offered by that Fund, Class C and Class I shares. The Service Plan authorizes each Fund to pay to Thornburg Securities Corporation (“TSC”), or to such persons as TSC may direct, out of the assets of the Fund, an annual amount not exceeding 0.25% of the Fund’s average annual assets, together with any applicable gross receipts tax, sales tax, value added tax, compensating tax or similar exaction imposed by any federal, state or local government, though the aggregate of those taxes shall not exceed 10%. Each Fund has also entered into a distribution agreement with TSC, pursuant to which TSC agrees to provide or obtain from other persons the services described in the Service Plan, and the Fund agrees to pay TSC or other persons as TSC directs for providing or obtaining those services.

Payments by a Fund under the Service Plan and the related distribution agreement with TSC may be made for: (a) expenses incurred by TSC, or by other persons at the request or direction of TSC or the Trust, for the promotion and distribution of the shares of the Fund, including but not limited to, printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature and other distribution-related expenses, and further including any compensation paid to securities dealers and other financial intermediaries which have executed selling agreements with TSC; and (b) expenses incurred by TSC, or by other persons at the request or direction of the Trust or TSC, in connection with the provision of services to the shareholders of the Fund pursuant to selling agreements with TSC or other service agreements or similar arrangements with TSC, Thornburg or the Trust, which services include providing personal services to shareholders and maintaining shareholder accounts, including, but not limited to, administrative, transactional, distribution and redemption, and accounting and reporting services with respect to Fund shareholders and accounts, and providing information to shareholders and responding to shareholder inquiries; and (c) such other services and activities as may from time to time be agreed upon by Trustees of the Trust and TSC. Payments by the Fund pursuant to the Service Plan and the related distribution agreement with TSC shall be in addition to any payments made outside of the Service Plan, as authorized by the Trustees of the Trust as not being primarily intended to result in the sale of Fund shares.

In the two most recent fiscal years, the principal type of activity for which payments were made by the Funds under the Service Plan was compensation to securities broker-dealers, financial institutions and other organizations which render services to the applicable class of shareholders, including distribution, shareholder account services, and administrative services. Reimbursements for expenditures incurred by TSC or by other persons at the request or direction of the Trust or TSC for the printing and distribution of reports and prospectuses for use by potential investors in the Funds, preparing and distributing sales literature, providing advertising and engaging in other promotional activities, and other services were de minimis relative to payments made to broker-dealers, financial institutions and other organizations under the Service Plan. The Service Plan does not provide for accrued but unpaid reimbursements for such expenditures to be carried over and reimbursed in later years. TSC has no current intention to request or receive any payment under the Service Plan in respect of a Fund’s Class I shares.

Class C Distribution Plans

Each Fund offering Class C shares shares has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act, applicable only to the Class C shares of that Fund (“Distribution Plan”). The Distribution Plan authorizes each Fund to pay to TSC, or to such persons as TSC may direct, out of the assets of each share class of the Fund to which the Distribution Plan is applicable, an annual amount of: up to 0.75% of the average daily net assets attributable to Class C shares of each of the Equity Funds, together with any applicable gross receipts tax, sales tax, value added tax, compensating tax or similar exaction imposed by any federal, state or local government, though the aggregate of those taxes shall not exceed 10%. Each Fund has also entered into a distribution agreement with TSC, pursuant to which TSC agrees to provide or obtain from other persons the services described in the Distribution Plan, and the Fund agrees to pay TSC or other persons as TSC directs for providing or obtaining those services.

Payments by a Fund under the Distribution Plan and the related distribution agreement with TSC may be made for: (a) compensation and ongoing commissions (including incentive compensation) to securities dealers, financial institutions and other organizations which render distribution and administrative services in connection with the distribution of the share classes of the Funds; (b) the printing and distribution of reports and prospectuses for the use of potential investors; (c) preparing and distributing sales literature; (d) providing advertising and engaging in other promotional activities, including direct mail solicitation, and television, radio newspaper and other media advertisements; and (e) such other services and activities as may from time to time be agreed upon by Trustees of the Trust and TSC. The Trust and TSC are authorized under the Distribution Plan to instruct the Funds’ transfer agent or other agents of the Funds to pay these amounts directly to financial services firms or other persons engaged to provide the foregoing services.

Amounts Paid Under Rule 12b-1 Plans and Agreements

For each Fund, the following table shows amounts paid by the Fund in each of the last two fiscal years pursuant to the Service Plan adopted by the Fund.

	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2020
Small/Mid Cap Core Fund
Class A	$1,062,989	$996,006
Class C	$106,827	$73,151
Small/Mid Cap Growth Fund
Class A	$665,106	$698,296
Class C	$112,957	$89,951

For each Fund that offers Class C, Class C2 or D shares, the following table shows amounts paid by the Fund in each of the last two fiscal years pursuant to the Distribution Plan adopted by the Fund.

	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2020
Small/Mid Cap Core Fund
Class C	$320,480	$219,453
Small/Mid Cap Growth Fund
Class C	$338,869	$269,853

FINANCIAL INTERMEDIARY COMPENSATION

Financial advisors and financial intermediaries who sell shares and hold shares for investors (“intermediaries”) charge compensation in connection with the sale of Fund shares and the servicing of shareholder accounts. Intermediaries receiving this compensation may include securities brokers and dealers, registered investment advisors, banks, trust companies, insurance companies, employee benefit plan and retirement plan administrators, and other institutions that have entered into arrangements with Thornburg or TSC under which they are paid compensation for the sale of Fund shares or the servicing of accounts for their customers. Intermediaries may categorize and disclose these payments to their customers and to members of the public differently than the disclosures in the Prospectus and this SAI.

Thornburg or TSC may pay compensation charged by intermediaries out of amounts that Thornburg or TSC receive from the Funds. Examples of such payments include, but are not limited to: (i) share sales commissions and ongoing asset-based compensation paid by Thornburg or TSC out of sales charges received or expected to be received from the Funds; (ii) amounts paid out of the Rule 12b-1 service and distribution fees that TSC receive from the Funds; and (iii) amounts paid by the Funds to compensate intermediaries who perform services, including subaccounting and subtransfer agency services, that would otherwise need to be provided by the Funds’ transfer agent or other persons hired directly by the Funds.

To the extent permitted by applicable law, including applicable rules promulgated by the Securities and Exchange Commission and the Financial Industry Regulatory Authority (“FINRA”), Thornburg or TSC may also compensate intermediaries out of Thornburg’s or TSC’s own resources. This compensation may be in the form of commissions, finder’s fees or similar cash incentives, “revenue sharing,” and marketing and advertising support. An intermediary may receive this compensation in addition to the Rule 12b-1 or other compensation that the intermediary receives out of the assets of the Funds. This compensation from Thornburg or TSC may provide an incentive to financial intermediaries to actively market the sale of shares of the Funds or to support the marketing efforts of Thornburg or TSC. Examples of the types of services which an intermediary may provide (or may arrange to have a third party provide) in exchange for receiving this compensation from Thornburg or TSC include, but are not limited to: Fund due diligence and business planning assistance; marketing programs and support; operations and systems support; and training for the intermediary’s personnel respecting the Funds and the financial needs of Fund shareholders. Each of Thornburg or TSC may also make payments out of its own resources to compensate an intermediary for costs associated with the intermediary’s marketing efforts (including the cost of attendance at training and educational conferences), and for costs associated with the intermediary’s shareholder support and account maintenance services for its customers or transaction processing (including the payment of certain ticket charges).

During the fiscal year which ended September 30, 2020, Thornburg or TSC paid amounts from its own resources to the following member firms of FINRA, or to the affiliates of such firms, pursuant to written agreements with such firms:

American Enterprise Investment Services, Inc.

Citigroup Global Markets Inc.

Commonwealth Financial Network

Financial Data Services, Inc.

Goldman Sachs & Co.

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

LPL Financial Corporation

Morgan Stanley Smith Barney

National Financial Services, LLC

Pershing, LLC

Raymond James & Associates, Inc.

RBC Wealth Management

UBS Financial Services, Inc.

Voya Financial Advisors

Wells Fargo Clearing Services, LLC

Each of Thornburg and TSC may also make payments out of its own resources to institutions that are not member firms of FINRA and that are not included among, or affiliated with, the institutions listed above.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each of the Funds by Thornburg pursuant to its authority under each Fund’s investment advisory agreement. Thornburg also is responsible for the placement of transaction orders for other clients for whom it acts as investment advisor.

Thornburg, in effecting purchases and sales of fixed income securities for the account of each of the Funds, places orders in such a manner as, in the opinion of Thornburg, offers the best available price and most favorable execution of each transaction. Portfolio securities normally will be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price of execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price.

Similarly, Thornburg places orders for transactions in equity securities in such a manner as, in the opinion of Thornburg, will offer the best available price and most favorable execution of these transactions. In selecting broker dealers, subject to applicable legal requirements, Thornburg considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer’s execution services rendered on a continuing basis; and the reasonableness of any commissions; and arrangements for payment of Fund expenses. Generally commissions for foreign investments traded will be higher than for U.S. investments and may not be subject to negotiation.

Thornburg may execute a Fund’s portfolio transactions with broker-dealers who provide research and brokerage services to Thornburg. Such services may include, but are not limited to, provision of market information relating to the security, economy, industries or specific companies; order execution systems; technical and quantitative information about the markets; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services include information and analysis provided electronically through online facilities. The receipt of research from broker-dealers who execute transactions on behalf of the Funds may be useful to Thornburg in rendering investment management services to the Funds.

The receipt of such research may not reduce Thornburg’s normal independent research activities; however, it may enable Thornburg to avoid the additional expenses that could be incurred if Thornburg tried to develop comparable information through its own efforts.

Thornburg may pay, or be deemed to pay, to broker-dealers who provide research and brokerage services to Thornburg, commission rates higher than might otherwise be obtainable from other broker-dealers. Thornburg does not attempt to assign a specific dollar value to the research provided in connection with trades for client accounts or to allocate the relative cost or benefit of research or brokerage services. The research and brokerage services may benefit client accounts other than the specific client account(s) for which a trade is effected, and some or all of the research or brokerage services received with respect to a specific trade may not be used in connection with the account(s) for which the trade was executed. Some of the described services may be available for purchase by Thornburg on a cash basis.

It is Thornburg’s policy, in circumstances where Thornburg receives research or brokerage services from a broker-dealer, to determine in accordance with federal securities laws that: (i) the research or brokerage services are “brokerage or research services” as that term is defined in Section 28(e) of the Securities and Exchange Act of 1934, as amended; (ii) the services provide lawful and appropriate assistance in the performance of Thornburg’s investment management decisions; and (iii) the commissions paid are reasonable in relation to the value of the research or brokerage services provided. In circumstances where Thornburg determines that it has received research or brokerage services that fulfill the requirements under Thornburg’s policy, Thornburg determines the portion of non-qualifying products or services and pays for those products or services from its own resources.

During some or all of the three most recent fiscal years or periods, brokerage commissions were paid by Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund. The aggregate commissions paid by each of those Funds during each of the last three fiscal years or periods are as follows:

	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2020
Small/Mid Cap Core Fund	$598,267	$340,521	$302,980
Small/Mid Cap Growth Fund	$284,931	$253,985	$202,319

Increases in brokerage commissions paid by a Fund from year to year are primarily attributable to increases in the number of equity trades placed by the Fund, while decreases in brokerage commissions paid by a Fund from year to year are primarily attributable to decreases in the number of equity trades placed by the Fund. The variance in equity trading activity from year-to-year may reflect a number of factors, including the advisor’s identification of investment opportunities for a Fund, the advisor’s decision to rebalance a Fund’s portfolio in response to actual or anticipated changes in market conditions, equity purchases made in response to shareholder inflows to a Fund, and equity sales made to meet shareholder redemption requests.

Some of the Funds owned during the fiscal year securities issued by certain of their regular broker dealers. Those broker dealers and the aggregate dollar value of each such broker dealer’s securities held by a Fund on September 30, 2020 are shown below:

Broker Dealer	Small/Mid Cap Core Fund	Small/Mid Cap Growth Fund
CitiGroup	$14,965,895	$7,896,286
JP Morgan	$31,550,182

Thornburg may use research services provided by and place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds to the extent permitted by law. Thornburg may use research services provided by and place agency transactions with TSC if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Thornburg may allocate brokerage transactions to broker-dealers who have entered into arrangements with Thornburg under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund’s expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Thornburg reserves the right to manage other investment companies and investment accounts for other clients which may have investment objectives similar to those of the Funds. Subject to applicable laws and regulations, Thornburg will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and the other clients, the size and nature of investment positions then held by the Fund and the other clients, and the strategy, timing and restrictions applicable respectively to the Fund and the other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Funds’ Trustees that the benefits available from Thornburg’s organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Portfolio Turnover Rates

The Funds’ respective portfolio turnover rates for the two most recent fiscal years or periods are as follows:

	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2020
Small/Mid Cap Core Fund	24.94%	20.39%
Small/Mid Cap Growth Fund	40.69%	43.82%

Variations in a Fund’s portfolio turnover rate from year-to-year are generally due to repositioning of the Fund’s portfolio in response to changing market conditions.

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS INFORMATION

The Trustees have adopted policies and procedures respecting and limiting the circumstances under which nonpublic information respecting the Funds’ current portfolio holdings information may be disclosed to persons not associated with the Funds, Thornburg, or TSC. The objective in adopting these policies and procedures is to reduce the exposure of the Funds and their shareholders to harm resulting from trading of Fund shares by persons in possession of material nonpublic information respecting the Funds’ portfolio holdings. These policies and procedures are intended to operate in conjunction with Thornburg’s policies prohibiting securities transactions using material nonpublic information. Neither the Funds nor Thornburg nor any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about the Funds’ portfolio holdings.

Selective Disclosure of Nonpublic Holdings Information

Disclosure of nonpublic information respecting current Fund portfolio holdings information is generally prohibited. However, this information may be disclosed to specified persons in accordance with the Trust’s policy and procedures for the disclosure of such information. Pursuant to the policy and procedures, nonpublic portfolio holdings information may be disclosed under certain circumstances to: the Trust’s registered independent public accounting firm, independent accounting firms and legal counsel; the Trust’s custodian, subcustodians and securities depositories; valuation and pricing services and agents; financial printing services; mutual fund analysts; securities broker dealers in connection with placing a specific trade in a particular portfolio security; financial consultants to the Funds or investment advisor; certain other specified persons; and persons who are not otherwise specified in the policy in connection with a legitimate business purpose of any Fund and with the approval of the Trust’s chief compliance officer or the chief compliance officer’s designee, the Trustees, or the Trustees’ Governance and Nominating Committee. In any case where nonpublic portfolio holdings information is disclosed to a third party, Thornburg seeks to confirm that the person to whom the disclosure is made is subject to a contractual provision, professional rule or obligation, or undertaking respecting the maintenance of the confidentiality of the nonpublic information.

As of the date of this Statement of Additional Information, Thornburg has ongoing arrangements that would permit Thornburg to disclose the Funds’ nonpublic portfolio holdings information to the persons noted in the following table. Unless otherwise noted in the table below, there will typically be no lag time between the date of the information and the date on which the information is disclosed.

Name of Recipient	Frequency	Time Lag Between Date of Information and Date of Disclosure
Bloomberg L.P.	Daily	None
Empire Valuation Consultants, LLC	Quarterly	None
FactSet Research Systems	Daily	None
ICE Data Services	Daily	None
Electra Information Systems	Daily	None
IHS Markit Ltd.	Daily	None
Institutional Shareholder Services, Inc.	Daily	None
J.P Morgan Pricing Direct Inc.	Daily	None
Kenny S&P Evaluation Services	Daily	None
Kiski Group, Inc.	Daily	None
Morgan Stanley Smith Barney	Weekly	One day
PricewaterhouseCoopers LLP	Annually and as necessary in connection with the audit services it provides to the Fund	One month or less, depending on the date of request
Quality EDGAR Solutions, LLC	Monthly	One month or less, depending on the date of request
Refinitiv	Daily	None
RR Donnelley	Monthly	One month or less, depending on the date of request
State Street Bank and Trust	Daily	None
April, Dolan & Hickey, P.C.	As needed in connections with the legal services provided to the Fund	None

Making Holdings Information Publicly Available

In addition to the ongoing arrangements described above, the Trust’s policy and procedures respecting disclosure of portfolio holdings information provide for periodic public disclosure of that, as follows:

●	Disclosure of the Funds’ nonpublic holdings information on a publicly available website maintained by or for the Trust or the Advisor. The Trust will typically display the monthly portfolio holdings of each Equity Fund (including top ten holdings) approximately 30 days after the end of that calendar month (e.g. June 30 information will be displayed on July 31). Approximately 60 days after the end of each calendar quarter, the Trust also typically includes on its website a list of each Funds’ holdings as of the last day of that calendar quarter.

●	Disclosure of portfolio holdings in publicly available reports and filings filed with the Securities and Exchange Commission on its Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

●	Disclosure of portfolio holdings of any Fund in reports and communications mailed and otherwise disseminated to shareholders of the Fund in accordance with the 1940 Act or any regulation thereunder.

In any case where it becomes apparent that nonpublic portfolio holdings information has been disclosed other than in accordance with the Trust’s policy and procedures, the trust’s chief compliance officer shall determine appropriate action to be taken, which may include making a corrective public disclosure of the relevant nonpublic information

Portfolio holdings information made publicly available in accordance with this section is no longer nonpublic information subject to the disclosure restrictions in the policies and procedures.

MANAGEMENT

Each of the Funds is a separate “series” or investment portfolios of the Trust. The names of Trustees and officers of the Funds and their principal occupations and affiliations during the past five years are set forth in the table below. Additional information about the particular experiences, qualifications, attributes and skills of each Trustee appears after the table.

Interested Trustees

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director During Past Five Years
Garrett Thornburg, 74	Chairman of Trustees(4)	Trustee Since 1984

Chairman and controlling shareholder of Thornburg Investment Management,

Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer);

President of the Thornburg Foundation (nonprofit).

				Twenty Two	None

Brian J. McMahon, 65	Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Trustee since 2001	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Twenty Two	None

 Independent Trustees

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director During Past Five Years
David A. Ater, 75	Lead Independent Trustee, Chair of Governance and Nominating Committee and Member of Audit Committee	Trustee since 1994	Principal in Ater & Associates, Santa Fe, New Mexico (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Twenty Two	None(8)

Sally Corning, 59	Trustee, Chair of Audit Committee	Trustee since 2012	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	Twenty Two	None

Susan H. Dubin, 71	Trustee, Member of Audit Committee, Governance and Nominating Committee, and Operations Risk Oversight Committee	Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	Twenty Two	None

David L. Gardner, 57	Trustee, Member of Operations Risk Oversight Committee	Trustee since 2015	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	Twenty Two	None

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director During Past Five Years
Patrick J. Talamantes, 56	Trustee, member of Audit Committee	Trustee since 2019	President of Talamantes Strategies, a management consulting firm, since 2018. Until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	Twenty Two	None

Owen D. Van Essen, 66	Trustee, Chair of Operations Risk Oversight Committee and Member of Governance & Nominating Committee	Trustee since 2004	President of Dirks, Van Essen, Murray & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	Twenty Two	None

James W. Weyhrauch, 61	Trustee, Member of Audit Committee and Operations Risk Oversight Committee	Trustee since 1996	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambé LLC, Santa Fe, NM (manufacturing and design company).	Twenty Two	None

Officers of the Fund (who are not Trustees)(6)

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen(2)	Other Directorships Held During Past Five Years
Nimish Bhatt, 57	Chief Financial Officer	Chief Financial Officer since 2019, Treasurer 2016-2019, Secretary 2018-2019(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016, and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable	Not applicable

Jason Brady, 46	President	President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable	Not applicable

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen(2)	Other Directorships Held During Past Five Years
Randy Dry, 46	Vice President	Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable	Not applicable

John Hackett, 54	Vice President	Vice President since 2020	Chief Marketing Officer, Thornburg Investment Management, Inc. (since 2020); Global Head of Product Marketing, Northern Trust Asset Management (2016-2020); Principal and Head of Marketing and Business Development, The Townsend Group (2013-2016)	Not applicable	Not applicable

Curtis Holloway, 53	Treasurer	Treasurer since 2019(6)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable	Not applicable

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen(2)	Other Directorships Held During Past Five Years
Ben Kirby, 40	Vice President	Vice President since 2014	Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Jeff Klingelhofer, 39	Vice President	Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012-2015, of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Ponn Lithiluxa, 49	Vice President	Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. from 2014-2017; Vice President, Citi Fund Services, Inc. from 2007-2014.	Not applicable	Not applicable

Michael Mastroianni, 43	Secretary	Secretary since 2019, Vice President 2019-2020(6)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable	Not applicable

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen(2)	Other Directorships Held During Past Five Years
Stephen Velie, 53	Chief Compliance Officer	Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 22 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 22 Funds of the Trust. Each Trustee oversees the 22 Funds of the Trust.

(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 22 active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.

(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.

(6)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

Additional Information about the Experiences, Qualifications, Attributes and Skills of Each Trustee

The following disclosure is intended to provide additional information about the particular experiences, qualifications, attributes and skills of each Trustee of the Trust. The Trustees believe that each Trustee is qualified to serve on the board of Trustees in view of (i) the particular experiences, qualifications, attributes and skills of that Trustee, as summarized below and in the table above, and (ii) the actual service and commitment of each Trustee during his or her tenure with the Trust, including the demonstrated ability of each Trustee to exercise effective business judgment in the performance of his or her duties.

Interested Trustees

Garrett Thornburg, Chairman of Trustees since 1984. Garrett Thornburg is the chairman of Trustees for Thornburg Investment Trust. Mr. Thornburg founded Thornburg Investment Management, Inc. in 1982, Thornburg Securities Corporation in 1984, and Thornburg Investment Trust in 1984. Before forming Thornburg, Mr. Thornburg was a limited partner of Bear Stearns & Co. and a founding member of that firm’s public finance department. He also was chief financial officer of New York State’s Urban Development Corporation, and served as financial advisor to the State of New Mexico’s Board of Finance. He is a member of the Board of Governors of the Investment Company Institute and serves on the Board of Directors of the New Mexico School for the Arts – Art Institute. He is also the President of the Thornburg Foundation, and former recipient of the Philanthropist of the Year award from the Journal Santa Fe. He is a former board member of the National Dance Institute of New Mexico, the Santa Fe Institute and the Santa Fe Community Foundation. Mr. Thornburg received his BA from Williams College and his MBA from Harvard University.

Brian J. McMahon, Trustee since 2001, member of Governance and Nominating Committee and Operations Risk Oversight Committee. Brian McMahon is the vice chairman of Thornburg Investment Trust and a managing director, and the chief investment officer of Thornburg Investment Management, Inc. Joining Thornburg in 1984, Mr. McMahon participated in organizing and managing each Fund of the Trust, served as Thornburg’s president from 1997 until 2016, as its chief executive officer from 2008 until 2016, as its chief; investment officer from 2016 until 2019, and, as chief investment strategist, he currently serves as a key voice for the investment team and Thornburg clients. Before joining Thornburg, Mr. McMahon held various corporate finance positions at Norwest Bank. Mr. McMahon received his BA in Economics and Russian Studies from the University of Virginia and his MBA from the Amos Tuck School at Dartmouth College.

Independent Trustees

David A. Ater, Trustee since 1994, Lead Independent Trustee, Chair of Governance and Nominating Committee and member of Audit Committee. David Ater is a real estate developer and investor based in Santa Fe, New Mexico, and has participated in the development of numerous residential and commercial real estate projects in New Mexico, Texas and Colorado and elsewhere. Mr. Ater was employed for ten years by the First National Bank of Santa Fe, and was president from 1978-1980 before pursuing his real estate career. Mr. Ater has served with numerous charitable and community organizations, including with Santa Fe Economic Development, as Director of The New Mexico School for the Arts-Art Institute, as Audit Consultant to La Familia Medical Clinic, and on the boards of the United Way, the Santa Fe Opera and St. John’s College. He received his BA from Stanford University. Mr. Ater also holds a certification from the National Commercial Lending School of the American Banker’s Association.

Sally Corning, Trustee since 2012, Chair of Audit Committee. Sally Corning is a founding partner of Santa Fe, New Mexico based private equity firm, Sun Mountain Capital. Prior to forming Sun Mountain, Ms. Corning spent 15 years working in private equity and investment banking for Credit Suisse, Morgan Stanley and Dean Witter Reynolds. In addition to sitting on the corporate boards of certain of the private portfolio companies that Sun Mountain Capital has invested in, Ms. Corning has served on the boards of several nonprofit organizations, including the Santa Fe Preparatory School, the Santa Fe Community Foundation, the Santa Fe Mountain Center, and the Westside YMCA in New York City, and is a current member of the board and the finance committee of Excellent Schools New Mexico. Ms. Corning holds a bachelor’s degree in Finance from Georgetown University and an MBA from Columbia University’s Graduate School of Business.

Susan H. Dubin, Trustee since 2004, member of Audit Committee, Governance and Nominating Committee, and Operations Risk Oversight Committee. Susan Dubin manages the investments for her extended family. From 1974 to 1996 Ms. Dubin was a vice president of JP Morgan Chase & Co. (formerly Chemical Bank) where she was involved in corporate banking, marketing of financial services to corporate customers, and the delivery of private banking services. Ms. Dubin has served with numerous community and charitable organizations, including the MICDS (Mary Institute and St. Louis Country Day School) in St. Louis, Missouri, the Battery Dance Company in New York City, and the National Dance Institute – New Mexico, Inc. She received her BA from Briarcliff College.

David L. Gardner, Trustee since 2015, member of Operations Risk Oversight Committee. David Gardner is a retired executive from the global asset management industry, most notably as an original team member of iShares ETFs. Mr. Gardner has over 25 years of experience in the global asset management industry and has worked extensively in the US, Asia and Europe. Prior to joining iShares Mr. Gardner worked for US based asset management firms in distribution management capacities. Mr. Gardner holds a BA in Economics from Eastern Illinois University and a CIMA Certification from Wharton School and Investment Management Consultants Associations.

Patrick J. Talamantes, Trustee since 2019, member of Audit Committee. Patrick Talamantes is President of Talamantes Strategies, a management consulting firm. Mr. Talamantes is a former executive from the news and media industry, most recently having served as Chief Executive Officer, and prior to that Chief Financial Officer, of The McClatchy Company, a publicly traded local news organization in various local markets across the U.S. Mr. Talamantes has over 30 years of experience in corporate finance and banking, having served as Chief Financial Officer of Sinclair Broadcast Group, Inc., Treasurer of River City Broadcasting, LP, and Vice President of Chemical Banking Corporation. Mr. Talamantes has board experience through his service on the boards of various McClatchy investees. He has also served as a past chair of the Greater Sacramento Economic Council, a private-public partnership led by area CEOs to develop an advanced economy. In addition, Mr. Talamantes serves on the board of the Breakthrough Collaborative, a non-profit that seeks to improve education equity in 24 cities across the U.S., and as an advisor and mentor to start-up companies. Mr. Talamantes has also been a director of The Associated Press and the News Media Alliance. Mr. Talamantes received his A.B. in Economics from Stanford University and his MBA from The Wharton School of the University of Pennsylvania.

Owen D. Van Essen, Trustee since 2004, Chair of Operations Risk Oversight Committee and member of Governance and Nominating Committee. Owen Van Essen is the president of Dirks, Van Essen, Murray & April LLC, Santa Fe, New Mexico, which acts as a broker, appraiser and consultant to the newspaper publishing industry. Before joining the firm, he was general manager and business manager of the Worthington Daily Globe, Worthington, Minnesota. Mr. Van Essen has served with numerous community, educational, professional and charitable organizations, including most recently the St. Michaels High School Foundation and the Santa Fe Preparatory School. He received his BA in Business Administration from Dordt College, Iowa.

James W. Weyhrauch, Trustee since 1996, member of Audit Committee and Operations Risk Oversight Committee. James Weyhrauch is a real estate broker in Santa Fe, New Mexico. Until 2019, he was is the vice chairman of the board of directors, and was from 1997-2000 president and from 2000-2004 chief executive officer, of Nambe LLC, a Santa Fe, New Mexico manufacturer of tabletop and giftware products; and since 2015 has served as General Partner, Investments of Genext LLC, a family investment partnership. Mr. Weyhrauch also has extensive experience with other privately held enterprises, and a background in sales and marketing. He participates in a variety of community and charitable organizations, including the Santa Fe Chamber of Commerce, the Santa Fe Preparatory School and Junior Achievement. Mr. Weyhrauch received his BA in Finance from Southern Methodist University.

Structure and Responsibilities of the Board of Trustees

The board of Trustees is currently comprised of nine Trustees, two of whom are “interested persons” of the Funds (as the term “interested” is defined in the 1940 Act) and seven of whom are not interested persons of the Funds. Garrett Thornburg currently serves as the chairman of the board of Trustees, and David Ater currently serves as the lead independent Trustee. The lead independent Trustee is a spokesman for and leader of the independent Trustees, and in that role the lead independent Trustee performs a variety of functions, including: presiding at all sessions of the independent Trustees and, in consultation with legal counsel, preparing the agenda for each session of independent Trustees and coordinating and directing the preparation and delivery of materials and presentations appropriate for each session; in consultation with the Trust’s chairman, president, fund accounting and legal counsel, preparing the draft agenda for each general meeting of Trustees; acting as a liaison between the independent Trustees and senior management of the advisor respecting communications on certain topics; coordinating with and directing legal counsel in the acquisition, preparation and development of information for review and consideration of continuation of contracts with the advisor and affiliates; and performing such other functions as the independent Trustees may request from time to time. The Trustees have also established three standing committees, the Audit Committee, the Governance and Nominating Committee, and the Operations Risk Oversight Committee, each of which is discussed in more detail below under the section entitled “Structure and Responsibilities of the Committees of the Trustees.” The Trustees may form other committees when deemed appropriate.

The Trustees review the leadership structure of the board of Trustees and the performance of the Trustees on an annual basis. The Trustees currently believe that the leadership structure of the board of Trustees is appropriate, in light of the characteristics of the Trust and each of the Funds, to enable the Trustees to oversee the Trust and its service providers. The Trustees have considered the number of Funds in the Trust, and the similarities and differences among the investment objectives and strategies of those Funds, and have determined that the board of Trustees contains a sufficient number of Trustees, and a sufficient percentage of independent Trustees, to discharge the Trustees’ oversight function. The Trustees believe that Mr. Thornburg’s long tenure as a Trustee of the Trust, his ongoing association with the Trust’s advisor and the fact that that association allows Mr. Thornburg to interact routinely with members of the advisor’s staff, and his familiarity with the Trust’s business and affairs and with events impacting the investment management industry more broadly, enable Mr. Thornburg to serve as an effective chairman of the board of Trustees. The Trustees believe that Mr. Ater’s long tenure as a Trustee of the Trust, his business and other professional experience, and his familiarity with the Trust’s business and affairs and with events impacting the investment management industry more broadly, enable Mr. Ater to serve as an effective lead independent Trustee The Trustees also believe that the scope of each committee’s activities and the composition of each committee is currently appropriate, and that the committee structure allows the Trustees to allocate responsibility for various topics among the board and its committees in a manner which facilitates the oversight of the Trust and its service providers.

The Trustees are responsible for the general supervision of the Funds, including the supervision of Thornburg, which provides day-to-day management of the Funds under the terms of the Investment Advisory Agreement and Administrative Services Agreement. As part of their annual review of the leadership structure of the board of Trustees, described above, the Trustees consider whether the structure of the board and its committees continues to permit the Trustees to effectively exercise their oversight function. In that regard, the Trustees typically consider, among other factors: the number of Trustees and each Trustee’s qualifications, experience and skills; the frequency with which the Trustees and their committees confer with representatives of Thornburg and the Trust’s other service providers; the number of Funds and the ability of the Trustees to devote sufficient time and attention to matters specific to each Fund; the role of the Funds’ chief compliance officer and the opportunity for the Trustees to interact with the chief compliance officer; and the composition of each committee of the Trustees and the scope of the responsibilities delegated to those committees.

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks. On a day-to-day basis, risk management is the responsibility of Thornburg and the Funds’ other service providers. Risk oversight also comprises part of the Trustees’ general oversight function. The Trustees and their committees seek to monitor risks to the Funds by meeting no less frequently than quarterly (and in practice, more often) with senior officers of the Trust, members of the Funds’ portfolio management teams, the Funds’ chief compliance officer and the Funds’ legal counsel, and by receiving periodic reports from the Funds’ independent registered public accounting firm and other service providers to the Funds. The Trust’s Operations Risk Oversight Committee assists the Trustees in reviewing and evaluating the identification, analysis and management of operations risk by Thornburg and other significant service providers to the Trust. The duties of the Operations Risk Oversight Committee are described in more detail below under the section entitled “Structure and Responsibilities of the Committees of the Trustees.” The Trustees have also adopted various written policies and procedures designed to address particular risks to the Funds, including the detection and prevention of violations of federal securities laws. At least annually, the Trustees receive a report from the Funds’ chief compliance officer respecting the effectiveness of those policies and procedures. Notwithstanding the foregoing, the Trustees acknowledge that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate the occurrence or effects of certain risks on the Funds. Furthermore, some risks may simply be beyond the control of the Funds or their service providers. The Trustees may, at any time and in their sole discretion, change the manner in which they supervise risk.

Structure and Responsibilities of the Committees of the Trustees

The Trustees have an Audit Committee, which is comprised of five Trustees who are not interested persons, Sally Corning (chair), David A. Ater, Susan H. Dubin, Patrick J. Talamantes, and James W. Weyhrauch. The Audit Committee discharges its duties in accordance with an Audit Committee Charter, which provides that the committee will, among other functions: (i) evaluate the independence, performance and qualifications of the Trust’s independent accountants; (ii) receive and review reports from the independent accountants respecting the planning, scope and staffing of audits of the Funds’ financial statements, the accountants’ independence, the accountants’ internal quality control procedures, all accounting policies and procedures identified by the accountants as critical to the preparation of the Funds’ annual financial statements, all non-audit services provided by the auditors for the Funds, and any material issues in any peer review, governmental investigation, or otherwise respecting any audit conducted by the accountants; (iii) receive and review results of audits of the Funds’ financial statements with the independent accountants, including any deficiencies, uncorrected misstatements, or similar matters identified by the accountants during such an audit, any material alternative accounting treatments that the accountants discussed with the Funds’ management during the audit, and any disagreements between the accountants and management respecting financial reporting matters; (iv) perform the applicable duties imposed on a mutual fund’s governing board by the Investment Company Act of 1940, and by regulations and guidance thereunder, with respect to oversight of portfolio pricing and valuation; (v) receive and review the Funds’ annual audited financial statements and semi-annual unaudited financial statements; (vi) receive and review communications from management, and at least annually from the independent accountants, respecting matters arising in connection with periodic certifications under Form N-CSR; (vii) receive and review complaints from any source regarding accounting, internal accounting controls, financial reporting or disclosure, and audit matters relating to the Trust; (viii) require the Trust’s legal counsel to report to the committee any matter which may have a significant effect on a Fund’s financial statements; (ix) receive and review any report made to the committee in accordance with any compliance policy or procedure subject to the oversight of the committee, and receive and review reports from the chief compliance officer on matters relating to the committee’s responsibilities; (x)  receive and review reports from management’s mutual fund administration department to evaluate the functioning of that department; (xi) to the extent the Audit Committee determines that it may be necessary or appropriate to the functions of the committee, receive and review reports from representatives of other significant service providers to the Trust to evaluate the services delivered by those providers; and (xii) such other matters assigned by the Trustees to the committee. The Audit Committee is also responsible for the selection of the independent accountants that audit the Funds’ annual financial statements. The committee held four meetings in the Trust’s fiscal year ended September 30, 2020.

The Trustees have a Governance and Nominating Committee, which is comprised of four Trustees, David A. Ater (chair), Brian J. McMahon, Susan H. Dubin and Owen D. Van Essen. Mr. Ater, Ms. Dubin and Mr. Van Essen are not interested persons. Mr. McMahon is an interested person because he is a director and an officer of the Funds’ investment advisor, but is prohibited from participating in the selection or nomination of individuals to serve as independent Trustees of the Trust. The Governance and Nominating Committee discharges its duties in accordance with a Governance and Nominating Committee Charter, which provides that the committee will: (i) conduct evaluations of the performance of the Trustees and their committees in accordance with the Trust’s Corporate Governance Procedures and Guidelines (the “Governance Procedures”); (ii) select and nominate individuals for election as Trustees of the Trust who are not “interested persons” of the Trust as that term is defined in the 1940 Act; and (iii) perform the additional functions specified in the Governance Procedures and such other functions assigned by the Trustees to the committee from time to time. The committee is authorized to consider for nomination as candidates to serve as Trustees individuals recommended by shareholders in accordance with the Trust’s Procedure for Shareholder Communications to Trustees. In accordance with that Procedure for Shareholder Communications to Trustees, shareholders may recommend candidates to serve as Trustees by sending their recommendations to any one or more of the Trustees by United States. Mail or courier delivery at the address of the Trust’s investment advisor. The committee held two meetings in the Trust’s fiscal year ended September 30, 2020.

The Trustees have an Operations Risk Oversight Committee, which is comprised of five Trustees, Owen D. Van Essen (chair), Susan H. Dubin, David L. Gardner, Brian J. McMahon and James W. Weyhrauch. Mr. Van Essen, Mr. Gardner, Ms. Dubin, and Mr. Weyhrauch are not interested persons. As noted above, Mr. McMahon is an interested person because he is a director and an officer of the Funds’ investment advisor. The Operations Risk Oversight Committee discharges its duties in accordance with an Operations Risk Oversight Committee Charter, which provides that the committee will: (i) receive and review, preliminary to its presentation to the Trustees, the annual report of the Trust’s chief compliance officer respecting the Trust’s compliance policies and procedures; (ii) receive and review reports from Thornburg respecting trade execution and the use of client commissions; (iii) receive and review reports from Thornburg respecting its administration of the investment advisor’s policy on voting proxies; (iv) receive and review reports from Thornburg respecting the Funds’ account service arrangements; (v) receive each report submitted by Thornburg or counsel which is required to be submitted to the committee by a policy or procedure of the Trust or Thornburg; (vi) receive and review reports submitted by the chief compliance officer or counsel with respect to any compliance policy or procedure subject to the oversight of the committee that relates to (A) any revision to such a policy or procedure identified by the chief compliance officer or counsel as potentially material, (B) any violation of such a policy or procedure identified as potentially material, and (C) any error or exception in the administration of such a policy or procedure identified as potentially material; (vii) receive and review reports submitted by Thornburg respecting the Trust’s transfer agent, firms providing shareholder services, custodians, records storage providers, business continuity and disaster recovery contractors, and other significant service providers to evaluate the services delivered by those providers; (viii) receive and review reports submitted by Thornburg respecting computer systems and software, electronic communications systems and other technological systems and developments pertaining to the operations of the Trust; (ix) receive and review any changes to contracts with the providers referenced in the preceding two items which are submitted to the committee for review, to the extent such changes would materially affect the scope of the services that those providers deliver to the Trust; (x) confer with Thornburg respecting liability insurance and fidelity bond coverage for the Trust and the Trustees, at the time of proposed renewals of those policies, and make recommendations respecting coverage to the Trustees; (xi) receive and review reports submitted by Thornburg relating to Thornburg’s committee and staff assigned to risk identification, analysis and management; and (xii) such other matters assigned by the Trustees to the committee. The committee held three meetings in the Trust’s fiscal year ended September 30, 2020.

Compensation of Trustees

The officers and Trustees affiliated with Thornburg serve without any compensation from the Trust. The Trust compensates each Trustee who is not an interested person of the Trust at an annual rate of $210,000, payable quarterly. Fifteen percent of each quarterly payment must be invested by the Trustee in one or more of the Funds, as the Trustee selects, and is subject to an undertaking by the Trustee to retain the shares during the Trustee’s tenure. In addition, the Trust compensates each Trustee $20,000 for each meeting of Trustees attended by the Trustee in person or by telephone, provided, however, that the compensation is $10,000 for each meeting attended by telephone in excess of one meeting or session attended by telephone in any calendar year. General meetings of Trustees on two or more successive days will be considered one meeting for this purpose

The Trust also compensates each Trustee $7,000 for each session of independent Trustees attended by the Trustee in excess of five sessions in any calendar year. Notwithstanding the preceding sentence, a session of independent Trustees will not be considered separately compensable if held within one day before or after any session of a general meeting of Trustees.

The Trust compensates the lead independent Trustee and the chair of each standing committee an additional annual compensation, payable in quarterly installments. Currently the individual who serves as both lead independent Trustee and chair of the Governance and Nominating Committee receives an additional annual compensation of $25,000, the chair of the Audit Committee receives an additional annual compensation of $20,000, and the chair of the Operations Risk Oversight Committee receives an additional annual compensation of $15,000.

The Trust compensates each independent Trustee $3,500 for each session with a Trust service provider, except that if the Trustee is required to travel away from home for the session or sessions, the Trust compensates the Trustee $7,000 for each session of one or two days and $3,500 for each additional day on which a session is conducted.

Independent Trustees are not separately compensated for days spent attending continuing education programs, or for time spent traveling to meetings, continuing education programs or sessions with service providers, apart from the compensation stated in the preceding paragraphs.

The Trust reimburses each independent Trustee for travel and certain out-of-pocket expenses incurred by the Trustee in connection with attending meetings, including attendance at any seminar or educational program relating to the Trustee’s service for the Trust. The Trust does not pay retirement or pension benefits.

The Trust paid fees to the Trustees during the fiscal year ended September 30, 2020 as follows:

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustee
Interested Trustees
Garrett Thornburg	$0	$0	$0	$0
Brian J. McMahon	$0	$0	$0	$0
Independent Trustees
David A. Ater	$335,500	$0	$0	$335,500
Sally Corning	$330,500	$0	$0	$330,500
Susan H. Dubin	$310,500	$0	$0	$310,500
David L. Gardner	$303,500	$0	$0	$303,500
Patrick J. Talamantes	$310,500	$0	$0	$310,500
Owen D. Van Essen	$325,500	$0	$0	$325,500
James W. Weyhrauch	$310,500	$0	$0	$310,500

Certain Ownership Interests of Trustees

Column (2) of the following table shows the dollar range of the shares owned beneficially by each Trustee as of December 31, 2019 in each Fund described in this Statement of Additional Information.

Trustee	Fund	Dollar Range of Shares Owned In Fund	Total Range of Ownership in Funds
Garrett Thornburg	Small/Mid Cap Core Fund	Over $100,000
	Small/Mid Cap Growth Fund	Over $100,000
	Total Holdings		Over $100,000

Brian J. McMahon	Small/Mid Cap Core Fund	Over $100,000
	Small/Mid Cap Growth Fund	Over $100,000
	Total Holdings		Over $100,000

David A. Ater	Small/Mid Cap Core Fund	Over $100,000
	Small/Mid Cap Growth Fund	Over $100,000
	Total Holdings		Over $100,000

Sally Corning	Small/Mid Cap Core Fund	Over $100,000
	Small/Mid Cap Growth Fund	Over $100,000
	Total Holdings		Over $100,000

Susan H. Dubin	Small/Mid Cap Core Fund	$10,001 - $50,000
	Total Holdings		Over $100,000

David L. Gardner	Small/Mid Cap Core Fund	Over $100,000
	Total Holdings		Over $100,000

Owen Van Essen	Small/Mid Cap Core Fund	Over $100,000
	Small/Mid Cap Growth Fund	Over $100,000
	Total Holdings		Over $100,000

James W. Weyhrauch	Small/Mid Cap Core Fund	$50,001 - $100,000
	Small/Mid Cap Growth Fund	$50,001 - $100,000
	Total Holdings		Over $100,000

Personal Securities Transactions of Personnel

The Trust, the investment advisor to the Trust, and the distributor for the advisor and the Trust, each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. Specified personnel of the Trust, investment advisor and distributor, including individuals engaged in investment management activities and others are permitted under the codes of make personal investments in securities, including securities that may be purchased or held by the Funds. Certain investments are prohibited or restricted as to timing, and personnel subject to the codes must report their investment activities to a compliance officer.

INFORMATION ABOUT PORTFOLIO MANAGERS

Displayed below is additional information about the portfolio managers identified in the Prospectus.

Portfolio Managers Compensation

The compensation of each portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. Each manager currently named in the Prospectus also owns equity shares in the investment advisor, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, including the Trust; multiple year historical total return of accounts managed by the manager, including the Trust, relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, including the Trust, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the manager’s compensation with respect to the Trust and other accounts managed by the manager, except that certain accounts managed by the manager may have no income or capital gains tax considerations. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.

Conflicts of Interest

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager’s management of a Fund’s investments and the manager’s management of other accounts. These conflicts could include:

●	Allocating a favorable investment opportunity to one account but not another.

●	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

●	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

●	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

The Trust’s investment advisor, Thornburg, has informed the Trust that it has considered the likelihood that any material conflicts of interest could arise between a manager’s management of the Funds’ investments and the manager’s management of other accounts. Thornburg has also informed the Trust that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Accounts Managed By Portfolio Managers

Set out below for each portfolio manager named in the Prospectus is information respecting the accounts managed by the manager. Except as otherwise noted below, the information presented is current as of November 30, 2020. The information includes the Fund or Funds as to which each individual is a portfolio manager. Except as noted below, as of November 30, 2020 the advisory fee for each of the accounts was not based on the investment performance of the account.

Steven Klopukh

Type of Account	Number of Accounts Managed	Total Assets Managed
Registered Investment Companies*:	2	$1,547,070,814.35
Other Pooled Investment Vehicles:	0	$0
Other Accounts:	160	$155,601,794.55

Tim McCarthy

Type of Account	Number of Accounts Managed	Total Assets Managed
Registered Investment Companies*:	1	$741,373,572.08
Other Pooled Investment Vehicles:	0	$0
Other Accounts:	5	$15,503,755.05

*Mr. Klopukh became a portfolio manager of the Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund on December 18, 2020, and Mr. McCarthy became a portfolio manager of the Small/Mid Cap Growth Fund on December 18, 2020, but the information respecting the number of accounts and assets shown is as of November 30, 2020.

Portfolio Managers’ Ownership of Shares in the Funds

Displayed below for each of the portfolio manager named in the Prospectus is the dollar range of the individual’s beneficial ownership of shares in the Fund or Funds as to which the individual is a manager. Except as otherwise noted below, the information presented is current as of December 18, 2020. In each case, the dollar range listed may include shares owned by the portfolio manager through the manager’s self-directed account in Thornburg’s retirement plan. In addition to the holdings noted below, each of the portfolio managers is a participant in Thornburg’s profit sharing plan, which invests in shares of each of the Funds.

Steven Klopukh
Small/Mid Cap Core Fund	None
Small/Mid Cap Growth Fund	None

Tim McCarthy
Small/Mid Cap Growth Fund	None

PRINCIPAL HOLDERS OF SECURITIES

Small/Mid Cap Core Fund

As of November 30, 2020, the officers and Trustees of Thornburg Investment Trust, as a group, held approximately 11% of the Class I shares of the Fund, and held less than 1% of the Class A and Class C shares of the Fund. As of November 30, 2020, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class A, Class C or Class I shares:

Fund	Class of Shares	Shareholder	% of Total Shares of Class
Small/Mid Cap Core Fund	Class A shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.25%
Small/Mid Cap Core Fund	Class A shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	11.66%
Small/Mid Cap Core Fund	Class A shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	10.30%
Small/Mid Cap Core Fund	Class A shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.47%
Small/Mid Cap Core Fund	Class A shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3031	6.00%
Small/Mid Cap Core Fund	Class A shares	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.00%
Small/Mid Cap Core Fund	Class A shares	MORGAN STANLEY SMITH BARNEY LLC FEBO ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	5.12%
Small/Mid Cap Core Fund	Class C shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	15.83%
Small/Mid Cap Core Fund	Class C shares	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	14.23%

Fund	Class of Shares	Shareholder	% of Total Shares of Class
Small/Mid Cap Core Fund	Class C shares	MORGAN STANLEY SMITH BARNEY LLC FEBO ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	10.53%
Small/Mid Cap Core Fund	Class C shares	AMERICAN ENTERPRISE INVESTMENT SERVICE FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.00%
Small/Mid Cap Core Fund	Class C shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.59%
Small/Mid Cap Core Fund	Class C shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3031	6.83%
Small/Mid Cap Core Fund	Class C shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.65%
Small/Mid Cap Core Fund	Class C shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.96%
Small/Mid Cap Core Fund	Class I shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3031	13.94%
Small/Mid Cap Core Fund	Class I shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.54%
Small/Mid Cap Core Fund	Class I shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.49%
Small/Mid Cap Core Fund	Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FEBO CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.52%
Small/Mid Cap Core Fund	Class I shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.89%
Small/Mid Cap Core Fund	Class I shares	MORGAN STANLEY SMITH BARNEY LLC FEBO ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	5.50%

Small/Mid Cap Growth Fund

As of November 30, 2020, the officers and Trustees of Thornburg Investment Trust, as a group, held approximately 10% of the Class I shares of the Fund, and held less than 1% of the Class A and Class C shares of the Fund. As of November 30, 2020, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class A, Class C or Class I shares:

Fund	Class of Shares	Shareholder	% of Total Shares of Class
Small/Mid Cap Growth Fund	Class A shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	13.78%
Small/Mid Cap Growth Fund	Class A shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.17%
Small/Mid Cap Growth Fund	Class A shares	MORGAN STANLEY SMITH BARNEY LLC FEBO ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	9.22%
Small/Mid Cap Growth Fund	Class A shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	9.05%
Small/Mid Cap Growth Fund	Class A shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.54%
Small/Mid Cap Growth Fund	Class A shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FEBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.52%
Small/Mid Cap Growth Fund	Class A shares	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3031	6.25%
Small/Mid Cap Growth Fund	Class A shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	5.12%
Small/Mid Cap Growth Fund	Class C shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	24.02%

Fund	Class of Shares	Shareholder	% of Total Shares of Class
Small/Mid Cap Growth Fund	Class C shares	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	17.78%
Small/Mid Cap Growth Fund	Class C shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.69%
Small/Mid Cap Growth Fund	Class C shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FEBO CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	8.51%
Small/Mid Cap Growth Fund	Class C shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.50%
Small/Mid Cap Growth Fund	Class C shares	MORGAN STANLEY SMITH BARNEY LLC FEBO ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	5.49%
Small/Mid Cap Growth Fund	Class I shares	FRIES ASSET MANAGEMENT TRUST COPPELL TX 75019-6345	14.60%
Small/Mid Cap Growth Fund	Class I shares	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.11%
Small/Mid Cap Growth Fund	Class I shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.97%
Small/Mid Cap Growth Fund	Class I shares	MORGAN STANLEY SMITH BARNEY LLC FEBO ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	9.35%
Small/Mid Cap Growth Fund	Class I shares	NFS LLC FEBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.26%
Small/Mid Cap Growth Fund	Class I shares	UBS WM USA SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS OF UBS FINANCIAL SERVICES INC. 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	8.05%

NET ASSET VALUE

Each Fund will calculate its net asset value as of 4:00 p.m. Eastern Time on days when the New York Stock Exchange is open for trading, and more frequently if deemed desirable by the Fund. Net asset value will not be calculated on New Year’s Day, Washington’s Birthday (on the third Monday in February), Good Friday, Memorial Day (on the last Monday in May), Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on the preceding Friday if any of the foregoing holidays falls on a Saturday, and on the following Monday if any of the foregoing holidays falls on a Sunday. Under the 1940 Act, net asset value must be computed at least once daily on each day (i) in which there is a sufficient degree of trading in a Fund’s portfolio securities that the current net asset value of its shares might be materially affected by changes in the value of such securities and (ii) on which an order for purchase or redemption of its shares is received.

DISTRIBUTOR

Pursuant to a Distribution Agreement with Thornburg Investment Trust, Thornburg Securities Corporation (“TSC”) acts as principal underwriter of each of the Funds. The Funds do not bear selling expenses except (i) those involved in registering its shares with the Securities and Exchange Commission and qualifying them or the Fund with state regulatory authorities, and (ii) expenses paid under the Service Plans and Distribution Plans which might be considered selling expenses. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the Investment Advisory Agreements, except that termination other than upon assignment requires six months’ notice.

Garrett Thornburg, Chairman and Trustee of Thornburg Investment Trust, is also director and controlling stockholder of TSC.

The following table shows the commissions and other compensation received by TSC from each of the Funds for the fiscal year or period ended September 30, 2020, except for amounts paid under Rule 12b-1 plans, which are described above under the caption “Service and Distribution Plans.”

Fund	Aggregate Underwriting Commissions	Net Underwriting Discounts and Commissions Paid to TSC	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Small/Mid Cap Core Fund	$27,079	$10,301	$1,263	-0-	-0-
Small/Mid Cap Growth Fund	$9,038	$11,492	$1,959	-0-	-0-

ADDITIONAL INFORMATION RESPECTING PURCHASE AND REDEMPTION OF SHARES

Shares of the Funds are qualified for sale under the laws of every state or territory of the United States.

To the extent consistent with state and federal law, Redemption proceeds are normally paid in cash. Each Fund generally expects to meet redemption requests out of its holdings of cash, or by selling portfolio investments to generate cash to meet those requests. If considered appropriate by Thornburg, and subject to terms and conditions approved by the Trustees, a Fund may pay redemption proceeds in portfolio securities rather than cash.

The Funds have elected to pay in cash all requests for redemption by any shareholder. They may, however, limit such cash in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. If a Fund redeems shares by distributing portfolio securities, the shareholder would be subject to the risk of a subsequent adverse change in the market value of those securities, the brokerage and related costs of selling the securities, and the possibility that there is not a liquid market for some or all of the distributed securities.

Certain purchases of $1 million or more qualify for purchase without a sales charge, and Thornburg or TSC may pay compensation to financial advisors who place orders of $1 million or more, as more specifically described in the Funds’ Prospectus. However, to the extent shares of a fund purchased pursuant to this exception to the ordinary sales charge on Class A shares are held for more than 12 months but are redeemed less than 18 months after purchase, no compensation will be paid to financial advisors under this program for reinvestment otherwise qualifies for the exception to the sales charge for purchases of $1 million or more. Thornburg and TSC reserve the right to make judgments respecting these payments of compensation in reinvestment of redemption proceeds, in their reasonable discretion.

Automatic Conversion of Class C Shares to Class A Shares

Class C shares of each Fund that have been held for eight years or more as of October 10, 2020 will convert to Class A shares of that same Fund at the close of business on that day. Thereafter, Class C shares of each Fund that have been held for eight years will convert to Class A shares of that Fund at the close of business on the tenth day (or, if that tenth day is not a business day, then on the next business day) of the month following the month in which the eighth anniversary occurred. For example, all Class C shares that have been held for eight years as of a date in November 2020 would convert to Class A shares at the close of business on December 10, 2020. The conversion of Class C shares to Class A shares will occur without the imposition of any sales charge, fee, or other charge. If you exchange the Class C shares of one Fund for Class C shares of another Fund, the conversion period will be calculated from the date that you initially purchased your Class C shares, as applicable, not from the date of your exchange. If your account holds any Class C shares of a Fund that were purchased through the reinvestment of dividends or capital gain distributions ("distributed shares"), then each time your Class C shares are converted into Class A shares in accordance with the foregoing schedule, the Fund will also convert a pro rata portion of your distributed shares. Although the conversion of Class C shares to Class A shares is not expected to be a taxable event for federal income tax purposes based upon current guidance from the Internal Revenue Service, you should consult your tax advisor concerning the possible tax consequences of the conversion. If you hold your Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you are credited with the proper holding period for your Class C shares. The automatic conversion of Class C shares to Class A shares shall not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares with the Fund in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Waivers of CDSCs on Redemptions

The contingent deferred sales charge (CDSC) imposed on certain redemptions of Class A shares, and on redemptions Class C, will be waived in the event of the death of the shareholder (including a registered joint owner) occurring after the purchase of the shares redeemed. The CDSC imposed on redemptions Class C shares also will be waived for redemptions resulting from minimum required distributions made in connection with an IRA, Keogh Plan or a custodial account under Section 403(b) of the Code, or other qualified retirement plan, following attainment of age 70-1/2.

Share Class Conversion within Certain Intermediary Accounts

Some shareholders may hold shares of the Funds through fee-based programs, often referred to as “wrap accounts,” that are managed by investment dealers, financial advisors or other investment professionals (each, a “wrap account intermediary”). A wrap account intermediary may impose eligibility requirements on a shareholder’s participation in the fee-based program and ownership of shares through the program which are additional to the ownership requirements described in the applicable Prospectus. Under the terms of its fee-based program, a wrap account intermediary may also be permitted to effect a conversion (sometimes referred to as an “in-kind exchange”) of a shareholder’s shares in a Fund, including those shares purchased by the shareholder during the shareholder’s participation in the program, to a different class of shares of that Fund in situations when the shareholder no longer meets the wrap account intermediary’s stated eligibility requirements for the ownership of the class of shares that the shareholder initially purchased. For example, the terms of its fee-based program may permit a wrap account intermediary to effect this type of conversion when a shareholder moves his position in a class of shares of the Funds out of the program that offered that class of shares and into a program or account through which the wrap account intermediary only offers a different class or classes of shares of the Funds. Under other circumstances, a financial intermediary may effect this type of conversion with respect to new clients who held one class of shares of a Fund before becoming a client of the intermediary, and who are eligible for a wrap account through which the intermediary offers a different class of shares of the same Fund. Any such conversion by a wrap account intermediary will be made in accordance with the applicable Prospectuses of the Funds, and will be made without the imposition by the Funds of any sales load, fee or other charge. The class of shares that a shareholder owns after the conversion may bear higher fees and expenses than the class of shares that the shareholder initially purchased.

If you own shares of the Funds through a fee-based program, you should consult with your wrap account intermediary to determine whether there are any additional eligibility requirements that the wrap account intermediary imposes on your participation in their program and your ownership of the Funds’ shares through the program, and whether the wrap account intermediary prescribes any circumstances which may result in the type of share class conversion described herein.

Shares of one class of a Fund that are held through a broker-dealer or other financial intermediary may also be converted to shares of another class of that Fund under certain other circumstances, subject to TSC’s discretion and with TSC’s prior approval.

Moving Between Share Classes

Thornburg believes, based upon current interpretations of law, that a shareholder’s exchange of shares of one class of a Fund for shares of a different class of the same Fund may, under certain circumstances, not result in the realization of gain or loss for federal income tax purposes. To determine whether you may be eligible for this type of tax-favored exchange, please contact Thornburg before redeeming your existing shares. You should also consult your own tax advisors with respect to the particular federal, state, local and foreign tax consequences of an exchange of shares.

Even if an exchange does not result in the realization of gain or loss for federal income tax purposes, any sales charges that you paid or that are payable on the shares you originally held (including any contingent deferred sales charges incurred upon redemption) will not be credited back to your account.

Eligibility for Institutional Class Shares

As described in the Prospectus, employees, officers, trustees, and directors of any Fund or Thornburg company, as well as the families of such persons and any trust established for the benefit of such persons or their families, are eligible to purchase Class I shares. In addition, pursuant to procedures adopted by the Trustees of Thornburg Investment Trust, the advisor is authorized to make Class I shares of the Funds available to certain categories of investors upon a determination by the advisor that the sale of Class I shares to that investor will not involve any sales expense to the Funds or to TSC, and is not expected to involve administrative services by the Fund or the advisor significantly exceeding the administrative services that are customarily provided to accounts that own Class I shares.

BUSINESS CONTINUITY PLAN

Thornburg and TSC have each adopted a business continuity plan that seeks to anticipate significant business disruptions to its operations, including disruptions to the securities markets due to terrorist attack. In accordance with this plan, Thornburg and TSC have each identified and made provision to recover all the critical systems required to protect its customers in the event of a significant business disruption.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, whose principal business address is 300 Madison Avenue, New York, New York 10017, is the independent registered public accounting firm for the Funds.

TH4687

Thornburg Investment Trust
Statement of Additional Information
Dated December 18, 2020 for

Thornburg Small/Mid Cap Core Fund	Thornburg Small/Mid Cap Growth Fund
(“Small/Mid Cap Core Fund”)	(“Small/Mid Cap Growth Fund”)
Class R3: TVRFX	Class R3: THCRX
Class R4: TVIRX	Class R4: TCGRX
Class R5: TVRRX	Class R5: THGRX

2300 North Ridgetop Road
Santa Fe, New Mexico 87506

 This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds’ “Thornburg Retirement Plan Shares” Prospectus dated December 18, 2020 (the “Prospectus”). A copy of the Prospectus and the most recent Annual and Semiannual Reports for each of the Funds may be obtained at no charge by contacting the administrator of your retirement plan, by telephoning a Fund Support Representative at 1-800-847-0200 or by writing to the distributor of the Funds’ shares, Thornburg Securities Corporation, at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. The audited financial statements contained in the Annual Reports to Shareholders for each of the Funds for the fiscal year ended September 30, 2020 are incorporated herein by reference. This Statement of Additional Information is incorporated by reference into the Prospectus.

The description of investment policies and limitations that appears in this Statement of Additional Information and the Prospectus does not impose a contractual duty on the Funds or their investment advisor to comply with those policies and limitations, and no express or implied contract is created among a Fund and its shareholders by virtue of those shareholders having made an investment in the Fund or having received this Statement of Additional Information or the Prospectus. Furthermore, while the Trust may enter into contracts with third parties to manage the Funds’ assets and provide other services, as described in this Statement of Additional Information and the Prospectus, the Trust and each such third party are the sole intended beneficiaries of those contracts, and the Funds’ shareholders are not third party beneficiaries of those contracts.

i

ii

ORGANIZATION OF THE FUNDS

Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund are diversified series of Thornburg Investment Trust, a Massachusetts business trust (the “Trust”) organized on June 3, 1987 as a diversified, open-end management investment company under a Declaration of Trust (the “Declaration”). The Trust currently has 22 active Funds, 2 of which are the subject of this Statement of Additional Information. The Trustees are authorized to divide the Trust’s shares into additional series and classes.

The assets received for the issue or sale of shares of each Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund are segregated on the books of account, and are charged with the liabilities with respect to that Fund and with a share of the general expense of the Trust. Expenses with respect to the Trust are allocated in proportion to the asset value of the respective series and classes of the Trust except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, determine which expenses are allocable to a given Fund, or generally allocable to all of the Funds of the Trust. In the event of the dissolution or liquidation of the Trust, shareholders of each Fund are entitled to receive as a class the underlying assets of that Fund which are available for distribution.

Each of the Funds may in the future, rather than invest in securities generally, seek to achieve its investment objective(s) by pooling its assets with assets of other funds for investment in another investment company having the same investment objective(s) and substantially similar investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce cost. It is expected that any such investment company would be managed by Thornburg Investment Management, Inc. (“Thornburg”) in a manner substantially similar to the corresponding Fund. Shareholders of each Fund would receive prior written notice of any such investment, but may not be entitled to vote on the action. Such an investment would be made only if at least a majority of the Trustees of the Fund determined it to be in the best interest of the participating Fund and its shareholders.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. Thornburg believes that, in view of the above, the risk of personal liability to shareholders is remote.

Each Fund may hold special shareholder meetings and transmit proxy materials. These meetings may be called to elect or remove Trustees, change fundamental investment policies, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will transmit proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own. Shares do not have cumulative rights or preemptive rights.

State Street Bank and Trust Company, Boston, Massachusetts, is custodian of the assets of the Funds. The Custodian is responsible for the safekeeping of the Funds’ assets and the appointment of subcustodian banks and clearing agencies. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds.

INVESTMENT POLICIES

Information about each Fund’s principal investment strategies and the principal risks associated with those investment strategies is provided in the Prospectus. A “principal investment strategy” of a Fund is a strategy which Thornburg anticipates may be important in pursuing the investment objective(s) stated in the Fund’s prospectus and which Thornburg anticipates may have a significant effect on the Fund’s performance. In general, a security or investment strategy will not be considered a principal strategy of a Fund if it will not represent more than ten percent of a Fund’s assets.

The following discussion supplements the information in the Prospectus by providing additional detail about some of the investments that a Fund is generally permitted, but not required, to make in pursuing the Fund’s investment objective(s) and certain risks associated with those investments or to which a Fund may be otherwise subject. Not all of the investments identified below will be used by each Fund, and some investments that may be used by a Fund would not ordinarily be considered a principal investment strategy of the Fund. In general, a Fund may make any investment, including investments which are not identified below, if the investment advisor reasonably believes that the investment is consistent with the Fund’s investment objective(s) and policies and the Fund’s investment limitations do not expressly prohibit the Fund from doing so.

Under certain circumstances, a Fund is only permitted to invest a certain percentage of its assets in a particular investment strategy. For more information about the specific investment limitations that may be applicable to a Fund, please refer to the Prospectus and to the “Investment Limitations” section of this Statement of Additional Information. For purposes of any such limitation on the percentage of a Fund’s assets that could be invested in a particular investment strategy, the term “assets” means net assets of the Fund (determined immediately after and as a result of the Fund’s acquisition of a given investment) plus the amount of borrowings for investment purposes.

 1

Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund are sometimes referred to collectively in this Statement of Additional Information as the “Equity Funds.”

Investing in Debt Obligations

Bonds and other debt obligations are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The values and yields of debt obligations are dependent upon a variety of factors, including the condition of the general market, general market interest rates, the size of a particular debt offering, the maturity of the debt obligations, and the creditworthiness and rating of the issuer. Variations in the value of a debt obligation held in the Fund’s portfolio arising from these or other factors will cause changes in the net asset value of the Fund’s shares.

The following discussion contains additional detail about debt obligations, including some of the specific types of debt obligations in which a Fund may invest and certain risks associated with those investments. You should read the Prospectus for more information about the characteristics and risks of debt obligations. You should also read “Investing in Foreign Debt Obligations and Foreign Equity Securities” below for information about some of the characteristics and risks of foreign debt obligations.

Bond Ratings

Many bonds and other debt obligations are assigned credit ratings by ratings agencies such as Moody’s Investors Service (“Moody’s”) or S&P Global Ratings (“S&P”). The ratings of Moody’s and S&P represent their current opinions as to the creditworthiness of the issuers of the debt obligations which the ratings agencies undertake to rate. In determining credit ratings, ratings agencies evaluate each issuer’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect payment in the event of the issuer’s default.

While credit ratings may be helpful in evaluating the safety of principal and interest payments under debt obligations, credit ratings do not reflect the risk that market values of debt obligations will fluctuate with changes in interest rates, general economic trends or other factors. Accordingly, even the highest rated debt obligation may experience wide price movements. Credit rating agencies may also fail to change credit ratings in a timely fashion to reflect events occurring subsequent to the initial ratings. Furthermore, it should be emphasized that credit ratings are general and are not absolute standards of quality. Debt obligations with the same maturity, coupon and rating may have different yields, while debt obligations of the same maturity and coupon with different ratings may have the same yield.

In addition to using information provided by ratings agencies, Thornburg will subject each debt obligation under consideration for investment to its own credit analysis in an effort to assess each issuer’s financial soundness. This analysis is performed by Thornburg for a particular debt obligation at the time that a Fund purchases that obligation and will be reviewed by Thornburg from time to time thereafter.

Each ratings agency uses its own rating classification system to indicate the credit rating assigned to a particular debt obligation. In general, the ratings agencies classify debt obligations into two categories for purposes of the ratings process – long term and short term. The ratings agencies typically assign short term ratings to debt obligations that are considered short term in the relevant market. In the United States, for example, the ratings agencies deem short term debt obligations to include commercial paper and other obligations with an original maturity of no more than 365 days. The following is a brief description of the applicable ratings symbols and their meanings for each of Moody’s and S&P.

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Ratings for Long Term Debt Obligations

Rating	Description
Aaa (Moody’s) AAA (S&P)	Debt obligations judged to be of the highest quality, with minimal credit risk. The issuer is determined to have an extremely strong capacity to pay principal and interest on the obligation.

Aa (Moody’s) AA (S&P)	Debt obligations judged to be of high quality, with very low credit risk. The issuer is determined to have a very strong capacity to pay principal and interest on the obligation.

A (Moody’s and S&P)	Debt obligations judged to be of upper-medium grade quality, with low credit risk. The issuer is determined to have a strong capacity to pay principal and interest on the obligation.

Baa (Moody’s) BBB (S&P)	Debt obligations judged to be of medium grade quality, with moderate credit risk and certain speculative characteristics. Adverse economic conditions may weaken the ability of the issuer to pay principal and interest on the obligation. This is the last of the ratings categories commonly referred to as “investment grade.”

Ba (Moody’s) BB (S&P)	Debt obligations judged to have speculative elements and are subject to substantial credit risk. The issuer may face major ongoing uncertainties, and adverse economic conditions may weaken the ability of the issuer to pay principal and interest on the obligation. This is the first of the ratings categories commonly referred to as “below investment grade,” “non- investment grade” or “speculative grade.”

B (Moody’s and S&P)	Debt obligations judged to be speculative and subject to high credit risk. Although the issuer currently has the capacity to make principal and interest payments on the obligation, adverse economic conditions will likely impair the ability of the issuer to meet those financial commitments.

Caa (Moody’s) CCC (S&P)	Debt obligations judged to be of poor standing and subject to very high credit risk. Such obligations are currently vulnerable to nonpayment by the issuer, particularly in the event of adverse economic conditions or changing circumstances.

Ca (Moody’s) CC (S&P)	Debt obligations judged to be highly speculative. These obligations are likely in, or very near, default, with some prospect of recovery of principal and interest.

C (Moody’s and S&P)	Debt obligations that are currently highly vulnerable to nonpayment, debt obligations that permit payment arrearages, or debt obligations of an issuer that is the subject of a bankruptcy petition or similar action but has not yet experienced a payment default. These obligations have little prospect for recovery of principal and interest.

D (Moody’s and S&P)	Debt obligations that are currently in payment default.

Moody’s may append the numerical modifiers 1, 2 or 3 to any debt obligation rated Aa through Caa to indicate the relative standing of that obligation within its principal rating category. Similarly, S&P may append a “+” or “-” to any debt obligation rated AA through CCC to indicate the relative standing of that obligation within its principal rating category. The foregoing ratings are sometimes presented in parentheses preceded with “Con.” (Moody’s) or “p” (S&P), indicating that the obligations are rated conditionally/provisionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition may be rated in this fashion. The parenthetical rating denotes the probable credit status upon completion of construction or elimination of the basis of the condition.

Ratings for Short Term Debt Obligations

Rating	Description
P-1 (Moody’s) A-1 (S&P)	Issuer has a superior ability to repay its short term debt obligations. S&P may also designate this type of obligation with a “+” to indicate that the issuer’s capacity to repay the obligation is extremely strong.

P-2 (Moody’s) A-2 (S&P)	Issuer has a strong ability to repay its short term debt obligations, though repayment of these obligations is somewhat more susceptible to adverse economic conditions than obligations in the higher rated category.

P-3 (Moody’s) A-3 (S&P)	Issuer has an acceptable ability to repay its short term debt obligations. Adverse economic conditions are more likely to weaken the ability of the issuer to meet its financial commitments on these types of obligations.

NP (Moody’s)	To the extent a short term debt obligation does not fall into one of the three previous categories, Moody’s identifies that obligation as NP or Not Prime.

B (S&P)	The short term debt obligation is judged to have significant speculative characteristics. Although the issuer currently has the capacity to meet financial commitments on these obligations, the issuer faces ongoing uncertainties which could affect the issuer’s ability to meet those commitments. S&P may further delineate this ratings category into “B-1,” “B-2” or “B-3 to indicate the relative standing of an obligation within the category.

C (S&P)	The short term debt obligation is currently vulnerable to nonpayment, and the issuer is dependent on favorable economic conditions to continue to meet its commitments on the obligation.

D (S&P)	The short term debt obligation is in payment default.

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Ratings of Municipal Notes. In addition to the foregoing, the ratings agencies may separately categorize municipal notes. Municipal notes are debt obligations issued by states, cities and local authorities and which mature in one year or less. When rating municipal notes, Moody’s uses ratings symbols MIG 1, MIG 2, MIG 3, MIG 4 and SG, and S&P uses ratings symbols SP-1+, SP-1, SP-2 and SP-3. As with the ratings systems used for other debt obligations, the rating agencies’ categorization of municipal notes reflects a decreasing judgment of the ability of the issuer to meet its financial obligations under the note.

Dual Ratings. The rating agencies may assign dual ratings to all long term debt obligations that have a demand or multiple redemption feature. The first rating addresses the likelihood of repayment of principal and interest as due and the second rating addresses only the demand feature. The long term debt rating symbols are used to denote the long term maturity and the short term debt rating symbols are used to denote the put option (for example, “AAA/A-1+”). For certain “demand notes” maturing in 3 years or less, the respective municipal note rating symbols, combined with the short term debt obligation symbols, are used (for example. “SP-1/A-1”).

Determining a Portfolio’s Average Maturity

A debt obligation’s maturity generally represents the time remaining until the principal amount of that obligation becomes due and payable.

For purposes of determining an investment’s maturity, Thornburg will treat a debt obligation as having a maturity earlier than its stated maturity date if the instrument has technical features (such as put or demand features) or a variable rate of interest which, in the judgment of Thornburg, will result in the instrument being valued in the market as though it has an earlier maturity.

In addition, each Fund may estimate the expected maturities of certain securities it purchases in connection with achieving its investment objectives. Certain obligations, such as United States Treasury Bills and United States Treasury Notes, have stated maturities. However, other obligations a Fund may acquire are interests in pools of mortgages or other loans having varying maturities. Due to prepayments of the underlying mortgage instruments or other loans, such securities do not have a known actual maturity (the stated maturity date of collateralized mortgage obligations is, in effect, the maximum maturity date). In order to determine whether such a security is a permissible investment for a Fund (and assuming the security otherwise qualifies for purchase by the Fund), the security’s remaining term will be deemed equivalent to the estimated average life of the underlying mortgages at the time of purchase of the security by the Fund. Average life will be estimated by a Fund based on Thornburg’s evaluation of likely prepayment rates after taking into account current interest rates, current conditions in the relevant housing markets and such other factors as it deems appropriate. There can be no assurance that the average life as estimated will be the actual average life. For example, the mortgage instruments in the pools underlying mortgage-backed securities may have a range of different original maturities. The average life of such a security at the time of purchase by a Fund is likely to be substantially less than the maximum original maturity of the mortgage instruments underlying the security because of prepayments of the mortgage instruments, the passage of time from the issuance of the security until its purchase by a Fund and, in some cases, the wide dispersion of the original maturity dates of the underlying mortgage instruments.

Certain securities which have variable or floating interest rates or demand or put features may be deemed by Thornburg to have remaining actual lives which are less than their stated nominal lives. In addition, certain asset-backed securities which have variable or floating interest rates may be deemed by Thornburg to have remaining lives which are less than the stated maturity dates of the underlying mortgages.

Determining a Debt Obligation’s Duration

Duration is an estimate of the sensitivity of a debt obligation to changes in interest rates, and is consequently a measure of interest rate risk. The duration of a given debt obligation represents an approximation of the expected percentage change in a debt obligation’s value in response to a change in interest rates. Duration is commonly expressed as a number of years, and the value of an obligation or a portfolio of obligations with a higher number—a longer duration—will be more volatile in response to changes in interest rates.

Computations of duration for a specific debt obligation or for a portfolio of debt obligations will vary depending upon various factors, including the assumptions employed in performing the computations. Because duration figures are estimates, the actual changes in market values of specific debt obligations or portfolios of obligations may be different from the estimated changes in valuations based upon durations computed for the obligations or portfolios of obligations.

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Lower-Quality Debt Obligations

Each of the Funds may purchase debt obligations which are of lower-quality at the time of purchase or which, due to issuer default or credit ratings downgrades, are determined subsequent to purchase to be of lower-quality.

For these purposes, “lower-quality” debt obligations include debt obligations rated below Baa by Moody’s or BBB by S&P, and unrated securities judged by Thornburg to be of equivalent quality. Lower-quality debt obligations typically have poor protection with respect to the payment of interest and repayment of principal, and may be in default. These obligations are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-quality debt obligations may fluctuate more than those of higher-quality debt obligations and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt obligations may be thinner and less active than that for higher-quality debt obligations, which can adversely affect the prices at which the former are sold. If a Fund experiences unexpected net redemptions, it could be forced to sell lower-quality debt obligations in its portfolio at disadvantageous prices without regard to those obligations’ investment merits, which could depress the Fund’s net asset value and reduce the Fund’s overall investment performance. If market quotations are not available, lower-quality debt obligations will be valued in accordance with procedures established by the Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing lower-quality debt obligations than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt obligations and a Fund’s ability to sell these securities. Since the risk of default is higher for lower-quality debt obligations, Thornburg’s research and credit analysis are an especially important part of managing securities of this type held by a Fund. In considering investments for a Fund, Thornburg will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Thornburg’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.

The Funds may also invest from time to time in unrated obligations. Unrated obligations may be less liquid than comparable rated obligations and may be more difficult to value. Moreover, unrated obligations may be more difficult for Thornburg to evaluate and there is the risk that Thornburg may not accurately evaluate an investment’s actual credit quality. In particular, an unrated obligation that Thornburg believes is equivalent to an investment grade obligation could ultimately exhibit characteristics associated with lesser rated obligations.

Mortgage-Backed Securities, Mortgage Pass-Through Securities and Asset-Backed Securities

Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities, in debt obligations which are secured with collateral consisting of mortgage-backed securities (see “Structured Finance Arrangements - Collateralized Mortgage Obligations” below), and in other types of mortgage-related securities.

Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, which may expose a Fund to a lower rate of return upon reinvestment of the prepayments. Additionally, the potential for prepayments in a declining interest rate environment might tend to limit to some degree the increase in net asset value of a Fund because the value of some mortgage-backed securities held by a Fund may not appreciate as rapidly as the price of non-callable debt obligations. During periods of increasing interest rates, prepayments likely will be reduced, and the value of the mortgage-backed securities will decline.

Interests in pools of mortgage-backed securities differ from other forms of debt obligations. Whereas other forms of debt obligations normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, mortgage-backed securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or insurer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, or upon refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

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The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association (“Ginnie Mae”). Ginnie Mae is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the U.S. Department of Veteran Affairs or the Farmers Home Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, Ginnie Mae securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae is a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government. Freddie Mac is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

In September 2008, the U.S. Government placed Fannie Mae and Freddie Mac into conservatorship overseen by the Federal Housing Finance Authority. That arrangement is intended to provide additional financial support to Fannie Mae and Freddie Mac. Since 2009, Fannie Mae and Freddie Mac have also each received significant capital support through the purchase of United States Treasury stock, and the United States Treasury has announced its expectation that it would continue providing such support in order to prevent either Fannie Mae or Freddie Mac from having negative net worth. Despite these measures, there can be no assurance that Fannie Mae and Freddie Mac will remain successful in meeting their financial commitments under the debt obligations that they issue or guarantee. There is also an ongoing debate among federal policy makers regarding whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured, or eliminated altogether.

Mortgage Pass-Through Securities. Each of the Equity Funds may also purchase pass-through pools of conventional mortgage loans that have been created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards, if any. There can be no assurance that the private insurer or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, Thornburg determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Asset-Backed Securities. Each of the Equity Funds may invest in asset-backed securities.

The securitization techniques used to develop mortgage-backed securities (see “Mortgage-Backed Securities” and “Mortgage Pass-Through Securities” above) are also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are securitized in pass-through structures similar to the mortgage pass-through structures described below or in structures similar to the CMO pattern (see “Structured Finance Arrangements -- Collateralized Mortgage Obligations” below). In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

One example of this type of asset-backed security is a Certificate of Automobile Receivables (“CARS”). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interests on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

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Asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of bankruptcy laws and of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool assets, to ensure that the receipt of payment on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Each of the Equity Funds may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of the residual will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 (the “1933 Act”) may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a Fund holding these securities to dispose of the securities.

Thornburg expects that governmental, government-related or private entities may create mortgage-backed, mortgage pass-through and asset-backed securities in addition to those described above. If otherwise consistent with a Fund’s investment objectives, policies and quality standards, Thornburg may consider investing on behalf of a Fund in such new types of investments.

Municipal Obligations

Each Fund may invest in municipal obligations.

Municipal obligations include debt and lease obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the procurement of funds for general operating expenses and the procurement of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Municipal obligations have also been issued to finance single-family mortgage loans and to finance student loans. Such obligations are included within the term “municipal obligations” for this discussion if the interest paid thereon is exempt from federal income tax.

Municipal obligations are generally classified as municipal bonds or municipal notes. A municipal bond typically has a maturity of more than one year and is issued by a state, city or local authority to meet longer-term capital needs. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source. Industrial development bonds are in most cases revenue bonds and are generally not secured by the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. In contrast to municipal bonds, municipal notes typically have a maturity of one year or less and are issued by states, cities and local authorities to provide for short-term capital needs, often as an interim step in anticipation of the municipality receiving future revenue.

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From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. These proposals, if enacted, may have the effect of reducing the availability of investments in municipal obligations and may adversely affect the value of a Fund’s portfolio. Although the interest received from municipal securities generally is exempt from federal income tax, a Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, investment in a Fund could cause noncorporate shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax. If this is the case, the Fund’s net after-tax return to you may be lower.

Auction Rate Securities. An auction rate security is a municipal obligation with a long-term nominal maturity for which the interest rate is reset at specific shorter frequencies (typically every seven to 35 days) through an auction process. The auction is a competitive bidding process used to determine interest rates on each auction date. In the auction, broker dealers submit bids to the auction agent on behalf of investors. The winning bid rate is the rate at which the auction clears, meaning the lowest possible interest rate at which the specific issue of municipal obligations can be sold at par. The clearing rate of interest established in the auction is paid on the entire issue of the municipal obligations for the upcoming period to the holders of those obligations. Investors who bid an interest rate above the clearing rate of interest receive no portion of the issue of municipal obligations, while those whose bids were at or below the clearing rate receive the clearing rate for the next period. Although the auction rate process is intended to permit the holders of a given issue of municipal obligations to sell their holdings at par in the auction at specified intervals, there is the risk that an auction will fail due to an insufficient demand for the obligations that are the subject of the auction, preventing the holders of the obligations from disposing of their holdings, potentially for an indeterminate period of time. In addition, auction rate securities may be subject to changes in interest rates, including decreased interest rates, thereby reducing the yields to holders of the obligations.

Fixed Rate Demand Obligations. A Fund may purchase fixed rate municipal demand obligations or instruments either in the public market or privately. Such instruments may provide for periodic adjustment of the interest rate paid to the holder. The “demand” feature permits the holder to demand payment of principal and interest prior to the instrument’s final stated maturity, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the instrument. In some cases these demand instruments may be in the form of units, each of which consists of (i) a municipal obligation and (ii) a separate put option entitling the holder to sell to the issuer of such option the municipal obligation in the unit, or an equal aggregate principal amount of another municipal obligation of the same issuer, issue and maturity as the municipal obligation, at a fixed price on specified dates during the term of the put option. In those cases, each unit taken as a whole will be considered a municipal obligation, based upon an accompanying opinion of counsel. The credit quality of such investments will be determined by Thornburg at the time of purchase, and will be reviewed by Thornburg from time to time thereafter.

Floating Rate and Variable Rate Demand Obligations. Floating rate and variable rate demand notes, obligations or instruments are municipal obligations or participations therein, either publicly underwritten and traded or privately purchased, that provide for a periodic adjustment of the interest rate paid on the instrument and may permit the holder to demand payment of the unpaid principal amount and accrued interest upon not more than seven days’ notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Such letters of credit, guarantees or insurance will be considered in determining whether a municipal obligation meets the Fund’s investment criteria. The issuer of a variable rate demand instrument may have the corresponding right to prepay the principal amount prior to maturity.

Mortgage-Backed Municipal Obligations. Some municipal obligations a Fund may purchase are backed by mortgage loans made by financial institutions or governmental agencies to finance single and multi-family housing projects or other real estate-related projects. Repayment of these municipal obligations may be secured by the revenues from a single housing project, or may be secured by a number of housing units. Interests in securities backed by a pool of mortgages on multiple housing units differ from other forms of debt obligation, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified payment dates. Instead, these securities provide for a periodic (typically monthly) payment which consists of both interest and principal payments. For more information about the characteristics and risks of mortgage-backed securities, see “Mortgage-Backed Securities, Mortgage Pass-Through Securities and Asset-Backed Securities” above.

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 Municipal Leases. A Fund may at times invest in municipal obligations, including lease revenue bonds and certificates of participation, which provide the Fund with a proportionate interest in payments made by the governmental issuer on an underlying municipal lease. Although municipal lease obligations do not constitute general obligations of the governmental issuer for which the issuer’s taxing power is pledged, these lease obligations are typically backed by the issuer’s covenant to budget for, appropriate and make the payments due on the underlying lease. However, certain municipal lease obligations may include “non-appropriation” clauses, which provide that the governmental issuer has no obligation to make lease payments unless money is appropriated each year for that purpose. While the lease obligation might be secured by the leased property, it might be difficult for a Fund to dispose of the leased property in case of a default by the governmental lessee. In addition, some municipal lease obligations may be less liquid than other debt obligations, making it difficult for a Fund to sell the obligation at an acceptable price. In seeking to reduce the special risks associated with investment by a Fund in municipal lease obligations, Thornburg will consider: (i) whether the underlying lease can be canceled; (ii) whether the nature of the leased equipment or property is such that its ownership or use is deemed essential to a governmental function of the governmental lessee (e.g., the potential for an “event of nonappropriation”); (iii) in cases where the obligation gives a Fund a secured interest in the underlying equipment, whether that equipment has elements of portability or use that enhance its marketability in the event of a default by the governmental lessee; (iv) whether the governmental issuer’s general credit is adequate; and (v) such other factors concerning credit quality or the Fund’s legal recourse in the event of a default by the governmental issuer as Thornburg may deem relevant. Thornburg will also evaluate the liquidity of each municipal lease obligation upon its acquisition and periodically while it is held based upon various factors, including: (a) the frequency of trades and quotes for the obligation; (b) the number of dealers who will buy or sell the obligation and the potential buyers for the obligation; (c) the willingness of dealers to make a market for the obligation; (d) the nature and timing of marketplace trades; and (e) such other factors concerning the trading market as Thornburg may deem relevant.

Tender Option Bonds. Each of the Funds may invest in tender option bonds. Tender option bonds are created when the owner or owners of one or more fixed rate municipal obligations sell or transfer those obligations to a trust that is sponsored by a broker- dealer or other third party. The trust then issues two new securities, each of which represents a beneficial interest in the trust. One of these securities is a short-term, floating-rate security, sometimes referred to as a “senior certificate” or a “floater.” The interest rate on the senior certificate is initially set at a level that is lower than the interest rate on the underlying municipal obligation(s), and resets periodically based on the movement of a short-term benchmark interest rate. The senior certificates also have a demand feature which permits the security holder to put the security back to the trust after a specified notice period. In that event the security holder is entitled to receive the principal amount of the senior certificate plus accrued interest. Those amounts are paid by either the sponsor of the trust or by a third party that acts as a liquidity provider for the trust. The other security issued by the trust is a long-term, floating-rate security, sometimes referred to as a “residual interest” or an “inverse floater.” The residual interests pay an interest rate equal to the interest that is paid on the underlying municipal obligation(s) less the interest that was paid to the holders of the senior certificates and less any expenses of the trust. Unlike the senior certificates, the residual interest securities do not have a put feature. Upon maturity of the underlying municipal obligation(s) or another event which causes the termination or liquidation of the trust, holders of the senior certificates are generally entitled to receive the principal amount of their security plus a portion of any gains in the market value of the underlying municipal obligations, while holders of the residual interest are generally entitled to receive whatever amounts remain in trust after payment to the senior certificate holders and payment of trust expenses.

The senior certificates are sold to third parties, which may include the Funds, in a private placement transaction. Because the senior certificates have first priority to the cash flows from the underlying municipal obligation(s), and because the holders of senior certificates have a right to put those securities back to the trustee or to a third party liquidity facility, investments in senior securities are generally perceived as involving less interest rate, credit, and market risk than investments in the residual interests. Investors in senior certificates are, however, exposed to the risk that the trust sponsor or third party liquidity facility fails to meet its contractual obligation to buy back the security when the investor exercises its put option.

The residual interests are issued to the person(s) that transferred the municipal obligation(s) to the trust. The residual interest holders also receive the proceeds from the sale of the senior certificates, less certain transaction costs and trustee fees. Risks associated with an investment in residual interests include the risks associated with an investment in the underlying municipal obligations, and the risk that increases in short-term interest rates will increase interest payments to the senior certificate holders and therefore reduce interest payments to the residual interest holders. Investments in residual interests also typically involve leverage, which may magnify an investor’s losses. Investments in residual interests will not be considered to constitute the issuance by a Fund of a “senior security” as that term is defined in Section 18(g) of the 1940 Act, and will not be subject to the Fund’s borrowing restrictions, provided that the Fund enters into one or more offsetting financial transactions, segregates liquid securities equal in value to the Fund’s potential economic exposure under the transactions, determined on a daily mark-to-market basis, or otherwise “covers” the transaction in accordance with applicable SEC guidance. Segregation of assets is generally effected through earmarking the assets as segregated on the books of the Fund or its custodian. Such assets will be marked to market daily, and may consist of cash, cash equivalents, high grade liquid debt obligations, or other assets agreed to by the parties to the swap contract. The deposit of such collateral with the custodian does not constitute purchasing securities on margin for purposes of a Fund’s investment limitations.

Structured Finance Arrangements

Collateralized Mortgage Obligations (“CMOs”). Each Fund may invest in CMOs.

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security (see discussion of those instruments under “Mortgage-Backed Securities, Mortgage Pass-Through Securities and Asset-Backed Securities” above). Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.

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CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against unanticipated early return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds. Proceeds of the offering are used to purchase mortgage pass-through certificates (the “collateral”). The collateral is pledged to a third party trustee as security for the CMO bonds. Principal and interest payments from the collateral are used to pay principal on the CMO bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C bond currently being paid off. Once the Series A, B, and C bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The market for some CMOs may be less liquid than other debt obligations, making it difficult for a Fund to value its investment in the CMO or sell the CMO at an acceptable price.

Each Fund may also invest in CMOs issued by Freddie Mac. Like other CMOs, Freddie Mac CMOs are issued in multiple classes having different maturity dates. Freddie Mac CMOs are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Payments of principal and interest on the CMOs are typically made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of the Federal Housing Administration prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of Freddie Mac’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac’s minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the CMOs are identical to those of Freddie Mac PCs. Freddie Mac has the right to substitute collateral in the event of delinquencies or defaults.

Other Structured Finance Arrangements. Each of the Equity Funds may also invest in other types of structured finance arrangements besides CMOs.

Other types of structured finance arrangements that are currently available for investment include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and similarly structured securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unstructured loans, and subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. CMOs, CBOs, CLOs and other similarly structured securities are sometimes referred to generally as collateralized debt obligations (“CDOs”).

The cashflows from a CDO’s trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the trust or SPE and serves to protect the other, more senior tranches from defaults (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, and/or investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (i.e., in the form of obligations of the same type, rather than cash), which involves continued exposure to default risk with respect to such payments.

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Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivative contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risk of derivative instruments described elsewhere in this Statement of Additional Information. See, e.g., “Investing in Derivative Instruments - Swap Agreements, Caps, Floors and Collars” below. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund. A Fund will not invest in CDOs that are managed by Thornburg or its affiliates.

The risks of investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, which may allow a CDO to qualify for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. In addition to the normal risks associated with fixed income securities described elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the qualify of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

U.S. Government Obligations

Each of the Funds may invest in obligations of the U.S. Government.

U.S. Government Obligations include bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government and established under the authority granted by Congress, including, but not limited to, Ginnie Mae, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks and Fannie Mae. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others only by the credit of the issuing agency, authority or other instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. All U.S. Government Obligations are subject to the same risks affecting other debt obligations. Even if a U.S. Government Obligation is backed by the full faith and credit of the U.S. Treasury, it is possible that the U.S. government may be unable or unwilling to repay principal and interest when due, and may require that the terms for payment be renegotiated.

One specific type of U.S. Government Obligation is a Treasury Inflation Protected Security (“TIPS”). TIPS are debt obligations issued by the U.S. Treasury which are intended to protect investors from the negative effects of inflation. The principal value of the TIPS is periodically adjusted according to the rate of inflation, as measured by changes in the Consumer Price Index. Interest on TIPS is paid semi-annually as a fixed percentage of the inflation-adjusted principal amount. Typically, the interest rate on TIPS is lower than the interest rate paid on other U.S. Government Obligations of the same maturity.

Zero Coupon Bonds and “Stripped” Securities

Each of the Funds may purchase zero coupon bonds, including stripped securities.

Zero coupon bonds are corporate or government-issued debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the obligation at the time of issuance.

A “stripped” security is a zero coupon bond created by separating the principal and interest cash flows from another debt obligation, typically a U.S. Treasury security. The principal component is often referred to as a “principal only” or “P/O” security, while the interest component is often referred to as an “income only” or “I/O” security.

Because zero coupon bonds pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their market value is generally more volatile than the market value of comparable, interest-paying bonds, particularly during periods of changing interest rates. A Fund is required to accrue income from zero coupon bonds on a current basis even though it does not receive the income currently in cash, and a Fund is required to distribute that income for each taxable year. To generate the cash necessary to satisfy such distributions, a Fund invested in zero coupon bonds may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the sale of Fund shares.

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Investing in Equity Securities

Equity securities represent an ownership interest in the entity issuing the security. Common stocks, the most familiar type of equity security, represent an ownership interest in a corporation. The values of equity securities fluctuate significantly in response to changes in market conditions, political and economic news, changes in company earnings and dividends, changes in the prospects for company businesses, industry and technological developments, changes in interest rates, and developments affecting specific companies. When equity securities held by a Fund decline in value, the value of the Fund’s shares declines. These declines may be significant and there is no assurance that declines in value can be recaptured by future gains in value. When equity securities held in short positions by a Fund increase in value, the Fund may experience a loss, as described in “Short Sales,” below.

The following discussion contains additional detail about equity securities, including some of the specific types of equity securities in which a Fund may invest and certain risks associated with those investments. You should read the Prospectus for more information about the characteristics and risks of equity securities. You should also read “Investing in Foreign Debt Obligations and Foreign Equity Securities” below for information about some of the characteristics and risks of foreign equity securities.

Closed End Funds

Each of the Equity Funds may invest in the shares of closed end funds, including closed end funds which have elected to be treated as business development companies under the Investment Company Act of 1940 (the “1940 Act”).

Closed end funds are investment companies that invest in various securities and other financial assets, and which issue shares that trade on exchanges in a manner similar to the shares of exchange traded funds (see “Exchange Traded Funds” below). The shares of a closed end fund change in value as the values of its component securities and other investments fluctuate with market changes. In contrast to exchange traded funds, however, the trading values of a closed end fund’s shares often diverge to a greater extent from the net asset value of the fund’s underlying portfolio investments. A closed end fund incurs its own operating expenses, so that if a Fund invests in a closed end fund, shareholders of the Fund bear the closed end fund’s expenses in addition to the expenses of the Fund.

Convertible Securities

Each of the Equity Funds may invest in convertible debt obligations and in convertible preferred equity securities.

Convertible debt obligations may be converted or exchanged within a specified period of time and under certain conditions into a certain amount of common stock of the same or a different issuer. As with non-convertible debt obligations, the market value of a convertible debt obligation may vary with changes in prevailing interest rates and changing evaluations of the ability of the issuer to meet principal and interest payments. The market value of a convertible debt obligation may also vary in accordance with the market value of the underlying stock. As a result, convertible debt obligations held by a Fund will tend to perform more like equity securities when the underlying stock price is high (because it is assumed that a Fund will convert the obligation), and more like non-convertible debt obligations when the underlying stock price is low (because it is assumed that a Fund will not convert the obligation). Because its market value can be influenced by several factors, a convertible debt obligation will not be as sensitive to interest rate changes as a similar non-convertible debt obligation, and generally will have less potential for gain or loss than the underlying stock.

As with convertible debt, a convertible preferred equity security may be converted or exchanged within a specified period of time and under certain conditions into a certain amount of common stock. The market value of the convertible preferred equity security typically varies in accordance with the market value of the underlying common stock and, accordingly, is subject to the same risks affecting the underlying common stock.

Exchange Traded Funds

Each of the Equity Funds may invest in the shares of exchange traded funds (“ETFs”).

ETFs are investment companies that invest in various securities and financial assets. ETFs are created either to provide investment results corresponding to a securities index, or are actively managed in a manner corresponding more closely to a traditional mutual fund. ETFs are typically available to investors as units of beneficial interest in a trust, and are purchased and sold on an exchange in the same way as common stocks. The values of ETF shares increase and decline as the values of the ETF’s component securities and other investments fluctuate with the market changes, and usually trade in a relatively narrow range relative to the net asset value of its underlying portfolio investments because the structure of an ETF permits certain major market participants to redeem shares of the ETF for a “basket” of the ETF’s underlying investments. Shares in an ETF held by a Fund are consequently subject to the same general market risks that affect the underlying investments by the ETF, except that a Fund’s investments in an ETF may not exactly match the performance of any specific index (and may not perform as well as any specific index) because of differences between the ETF’s investments and the index or other factors. In addition, each ETF incurs its own operating expenses, so that if a Fund invests in an ETF, shareholders of the Fund bear the ETF’s expenses in addition to the expenses of the Fund.

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From time to time a Fund may take short positions in leveraged ETFs. Leveraged ETFs are ETFs that use derivatives instruments or other investment techniques to try to generate returns that exceed the returns of their underlying portfolio investments. The use of leverage by ETFs tends to exaggerate the effect of any increase or decrease in the value of the ETF’s underlying investments and may, therefore, cause the value of the ETF’s shares to be more volatile than if the ETF did not use leverage.

Initial Public Offerings

Each of the Equity Funds may invest in common stock or other equity securities offered through initial public offerings (“IPOs”).

An IPO is an issuer’s first offering of equity securities to the public. The issuer of IPO securities may have a limited operating history, and limited information about the issuer may be available to potential purchasers. Accordingly, the market for IPO securities may be more volatile and involve greater risk of loss than investments in the equity securities of more established companies. At times a Fund may sell its investment in IPO securities shortly after the Fund purchased those securities, which may result in increased transaction costs for the Fund. There can be no assurance that a Fund will have access to profitable IPOs and, as the Fund’s assets grow, any positive impact of IPO investments on the Fund’s performance likely will decline.

Investments in the Equity Securities of Smaller Companies

Smaller, less seasoned companies are generally subject to greater price fluctuations, limited market liquidity, higher transaction costs and generally higher investment risks. Smaller companies may have limited product lines, markets or financial resources, may have more limited management expertise and resources, and have more limited financing and capital. There may be less available information respecting these companies.

Limited Partnership Interests

Each of the Equity Funds may invest in interests issued by limited partnerships and master limited partnerships (“MLPs”). MLPs are business enterprises in which ownership interests are publicly traded, and which typically own interests in properties or businesses related to the oil and gas industries, although they may own other types of investments. Ownership interests in limited partnerships other than MLPs may not be publicly traded, which may decrease the liquidity of those investments. Investments in MLPs and other limited partnerships are subject to the risks associated with equity investments generally and to the risks associated with the specific industry or industries in which the partnership operates. Investments in MLPs and other limited partnerships are also subject to certain additional risks when compared to investments in corporations, including certain tax risks, a more limited ability for investors to elect or remove the issuer’s management, and more limited voting rights for investors.

Preferred Stock

Each of the Equity Funds may invest in preferred stock.

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. Preferred stock dividends are generally fixed in advance, but the issuing company may not be required to pay a dividend if, for example, it lacks the financial ability to do so. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

REITs and Other Real Estate-Related Instruments

Each of the Equity Funds may invest in real estate investment trusts (“REITS”).

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. Types of REITs in which a Fund may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. A Fund may also invest in other real estate-related instruments, such as commercial and residential mortgage-backed securities and real estate financings.

Investments in REITs and other real-estate related instruments are subject to risks affecting real estate investments generally, including overbuilding, property obsolescence, casualty to real estate, and changes in real estate values, property taxes and interest rates. In addition, the value of a Fund’s investments in REITs may be affected by the quality and skill of the REIT’s manager, the internal expenses of the REIT, and, with regard to REITs issued in the United States, the risk that the REIT will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or maintain exemption from registration under the 1940 Act.

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Short Sales

Each of the Equity Funds may enter into short sales with respect to an investment that Thornburg believes to be overvalued or to hedge against the Fund’s long exposures. The Fund may engage in short selling with respect to any of the securities in which the Fund is permitted to invest, including domestic and foreign equity securities and debt obligations.

In a short sale, the Fund borrows a security from a lender and then sells that borrowed security to another party. In order to complete the short sale, the Fund must return the borrowed security to the lender, which the Fund normally does by purchasing that security on the open market and delivering it to the lender. The Fund will realize a gain if the price of the security declines between the date the Fund borrowed the security and the date the Fund purchased the security to replace the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The Fund is required to pay to the lender amounts equal to any dividend or interest which accrues on the borrowed security during the period of the loan. The Fund may also be required to pay a premium, fee, or other amount to the lender in exchange for borrowing the security. To secure its obligation to deliver the borrowed security to the lender, the Fund must segregate with its Custodian an amount of cash, cash equivalents, or liquid securities equal to the current market value of the borrowed security, which amount is marked to market each day, or the Fund must otherwise cover its short position in accordance with positions taken by the staff of the SEC.

Although the Fund hopes to profit from its short sales, short sales may include risks that are different than, and in some respects may exceed, the Fund’s long investments. Because there is no limitation on the amount to which the price of a security may increase between the date that the Fund borrows it from the lender and the date that the Fund must purchase the security on the open market to deliver it to the lender, the losses that the Fund incurs from a short sale are potentially limitless. In contrast, the losses that the Fund may realize on its long positions cannot exceed the total amount of the Fund’s investments in those positions. The lender in a short sale transaction may have a right to require the Fund to return the borrowed securities earlier than scheduled, in which case the Fund may have to purchase the securities on the open market at a time when the securities’ prices are unfavorable. To the extent the Fund is required to deliver collateral to the lender in response to declines in the value of the Fund’s short positions, the Fund may have to sell other securities in its portfolio to meet those collateral requirements. Such sales may not be at favorable prices, or may impede the pursuit of the Fund’s investment strategy.

When the Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional securities that it believes will outperform the market or its peers. This strategy may effectively result in the Fund having a leveraged investment portfolio. The use of leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s underlying investments, and may, therefore, cause the Fund’s share price to be more volatile.

Warrants and Rights

Subject to certain limitations, as described in “Investment Limitations” below, each of the Equity Funds may invest in warrants and similar rights. A warrant represents an option to purchase a stated number of shares of common stock of an issuer at a specified price during a specified period of time. The prices of warrants will not always correlate with the prices of the underlying shares of stock. In addition to the risks relating to the underlying stock, the purchase of warrants involves the risk that the effective price paid for the warrant, when added to the subscription price of the underlying stock, will exceed the market price of the underlying stock. Rights represent a preemptive right to purchase additional shares of an issuer’s common stock at the time of a new offering of those shares, thereby permitting the rights holder to retain the same ownership percentage after the new offering.

Investing in Foreign Debt Obligations and Foreign Equity Securities

Each of the Equity Funds may make investments in foreign debt obligations or foreign equity securities. At times the portfolios of the Equity Funds may contain a significant percentage of foreign securities.

A Fund’s investment in a foreign debt obligation or foreign equity security typically involves all of the risks inherent in the same type of debt obligation or equity security issued by a domestic issuer. In addition, foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The following discussion contains additional detail about the types of foreign investments which a Fund may make and certain risks associated with those investments. You should read the Prospectus for more information about these investments and their risks.

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Foreign Investments

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. Some foreign countries impose conditions and restrictions on foreigners’ ownership of interests in local issuers, including restricting ownership to certain classes of investment in an issuer, which may reduce potential investment returns and impair disposition of those investments. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries, because of inconsistent legal interpretations or less defined legal and regulatory provisions, or because of corruption or influence on local courts.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises, and securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Thornburg will be able to anticipate these potential events or counter their effects.

Depositary Receipts

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are certificates evidencing ownership of shares of a foreign-based issuer. These certificates are issued by a bank or similar financial institution and generally trade on an established securities market in the U.S. or elsewhere. An investment in ADRs, EDRs or GDRs is an alternative to the purchase of the underlying securities in their national markets and currencies. However, ADRs, EDRs and GDRs remain subject to many of the risks associated with investing directly in foreign securities, including the political and economic risks associated with the underlying issuer’s country. Additionally, the bank or other financial institution which issues the depositary receipt may charge the security holder fees for various services, such as forwarding dividend and interest payments. The Fund’s investments in depositary receipts evidencing ownership in shares of a developing country issuer will be deemed to be an investment in that developing country issuer for purposes of the Fund’s investment policies and restrictions.

Developing Countries

The considerations noted above generally are intensified for investments in developing countries, potentially including investments in issuers which are not domiciled in a developing country but which have reference to a significant percentage of their business in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Foreign Currency Transactions

Each of the Equity Funds may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts and futures contracts to purchase or sell foreign currencies at a future date and price. Additional detail about foreign currency transactions is provided below in the sections entitled “Investing in Derivative Instruments - Foreign Currency Transactions,” “Investing in Derivative Instruments - Futures Contracts - Futures Relating to Foreign Currencies,” “Investing in Derivative Instruments - Options - Options Relating to Foreign Currencies,” and “Investing in Derivative Instruments - Swap Agreements, Caps, Floors and Collars - Currency Swaps.”

Investing in Derivative Instruments

A derivative instrument is a financial contract the value of which depends on, or is derived from, the value of some other underlying asset, reference rate, or index, such as equity securities, bonds, commodities, currencies, or interest rates. The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in the underlying reference asset. In particular, the use by a Fund of privately negotiated, over-the-counter (“OTC”) derivatives contracts exposes the Fund to the risk that the counterparty to the OTC derivatives contract will be unable or unwilling to make timely payments under the contract or otherwise honor its obligations. Although Thornburg intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during periods of adverse market conditions. The market for certain types of derivative instruments may also be less liquid than the market for the underlying reference asset, making it difficult for a Fund to value its derivative investments or sell those investments at an acceptable price. Derivative instruments may also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track.

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A Fund’s investment in derivative instruments may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. See “Taxes.” A Fund’s investment in derivative instruments may also be limited to the extent Thornburg intends to continue to claim exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act. See “Commodity Exchange Act Registration Exemption.”

The following discussion contains additional detail about the types of derivative instruments in which a Fund may invest and certain risks associated with those investments. You should also read the Prospectus for more information about derivative instruments and their risks.

Combined Positions

Any Fund which is permitted to purchase or sell forward contracts, futures contracts and options (see “Forward Contracts”, “Futures Contracts” and “Options” below) may also purchase and sell such forward contracts, futures contracts and options in combination with one another in order to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Thornburg’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the goal.

Eurodollar Instruments

Each of the Equity Funds may make investments in Euro dollar instruments.

Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

The U.K.’s Financial Conduct Authority, which regulates LIBOR, has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to a Fund.

Foreign Currency Transactions

Each of the Equity Funds may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price.

Conversions on a Spot Basis. A Fund may convert currency on a spot basis from time to time. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

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Currency Forward Contracts. A currency forward contract is a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A Fund may use currency forward contracts for any purpose consistent with its investment objectives. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

In those instances when a Fund enters into a forward currency contract, it typically does so for portfolio hedging purposes. In that regard, a Fund may enter into a forward contract to sell a foreign currency in which certain of its portfolio investments are denominated as a strategy to reduce the risk that a decline in the value of the foreign currency relative to the U.S. dollar will diminish the value of the portfolio investments denominated in that foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A Fund could use a similar hedging strategy in an “indirect hedge” with respect to securities holdings that are denominated in U.S. dollars or another currency, but which do a substantial amount of business in a given foreign currency and are consequently exposed to a risk that the value of that foreign currency will decline relative to the U.S. dollar or other currency in which the holding is denominated. The Funds do not enter into hedging transactions in all instances when it might be desirable to do so, and any Fund may be exposed to currency risk some or most of the time without any hedging position for purposes of reducing that risk.

A Fund may also enter into forward contracts to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a Fund held investments denominated in pounds sterling, the Fund could enter into forward contracts to sell pounds sterling and purchase Swiss francs. This type of strategy, sometimes known as a “cross hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

In another circumstance, a Fund that has agreed to buy or sell a security denominated in a foreign currency may seek to “lock in” the U.S. dollar price of the security by entering into a forward contract to buy or sell the relevant foreign currency for a fixed amount of U.S. dollars. This technique, sometimes referred to as a “settlement hedge” or “transaction hedge,” is intended to protect a Fund against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. A Fund also may enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by Thornburg.

Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaged in a currency hedging transaction.

Except as stated below, a Fund does not enter into or maintain a forward currency contract if the settlement of the contract would obligate the Fund to deliver an amount of currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency (or another currency that is the proxy currency in a proxy hedge or is the subject of an indirect hedge described above). A Fund may, however, enter into a contract or maintain an exposure to forward contracts in excess of the value of the Fund’s portfolio securities denominated in or exposed to the pertinent currency, to the extent the excess is addressed by one or a combination of the following: (1) the excess is no greater than five percent of the full amount of the aggregate of the contracts in the currency which settle on the same date, and occurs on a temporary basis due to fluctuations in the currency value or the value of the underlying securities; (2) the excess is offset by one or more forward contracts in the same currency which settle on the same day and so reduce the Fund’s obligation to deliver the currency; (3) the Fund covers the excess by segregating cash or liquid securities on its books in the amount of the excess; or (4) the Fund enters into an option on the currency or otherwise enters into an offsetting transaction under which it has the right to acquire the currency that is the subject of the excess. Segregation of assets is generally effected through earmarking the assets as segregated on the books of the Fund or its custodian. For forward currency contracts involving certain foreign currencies that are subject to currency controls or are otherwise not freely tradeable, rules applicable to the Funds’ custodian may require that a Fund maintain in a segregated account with the custodian liquid assets at least equal to the value of the contract. Such assets will be marked to market daily, and may consist of cash, cash equivalents, high grade liquid debt obligations, or other assets agreed to by the parties to the future contract. The deposit of such collateral with the custodian does not constitute purchasing securities on margin for purposes of a Fund’s investment limitations.

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Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. Those can result in losses to a Fund if it is unable to deliver or receive currency in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Currency futures are also subject to risks pertaining to futures contracts generally. See “Futures Contracts,” below. Options trading on currency futures is subject to market liquidity, and establishing and closing positions may be difficult. Currency exchange rates may fluctuate based on factors extrinsic to the issuing country’s own economy.

Successful use of currency management strategies will depend on Thornburg’s skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Thornburg anticipates. For example, if a currency’s value rose at a time when Thornburg had hedged a Fund’s exposure by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency’s appreciation. If Thornburg hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if Thornburg increases the Fund’s exposure to a foreign currency, and that currency’s value declines, the Fund will realize a loss. There is no assurance that Thornburg’s use of currency management strategies will be advantageous to a Fund or that it will hedge at an appropriate time.

Futures Contracts

Each of the Equity Funds may purchase or sell futures contracts to hedge against anticipated interest rate, currency or market changes, for duration management or risk management purposes, or to enhance potential income and gains.

When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date at a specified price. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date at a specified price. Futures contracts are typically bought and sold on exchanges or boards of trade where the contracts are listed. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Distributions to shareholders associated with income or net gains realized by a Fund from transactions in futures contracts (or options on futures contracts) may be subject to federal income tax.

Liquidity of Futures Contracts. Some futures contracts may become illiquid under adverse market conditions, and there is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges and boards of trade may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may not be possible for a Fund to enter into new positions or to close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until expiration regardless of unfavorable changes in its value. In that instance, the Fund’s access to other assets that it has deposited to cover its futures positions also could be impaired.

Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, in any instance when a Fund enters into a futures contract, either as purchaser or as seller, the Fund will segregate with its custodian or with a futures commission merchant (“FCM”) as initial margin assets sufficient to meet its obligations under the contract. The Fund will also deposit daily “variation margin” payments as required during the term of the contract in order settle the change in the contract’s value on a daily basis (a process known as “marking to market”). Segregated assets may consist of cash, cash equivalents or high grade liquid debt obligations, or other assets agreed to by the parties to the futures contract. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.

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Correlation of Price Changes. Because there are a limited number of types of futures contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the futures position will not track the performance of the Fund’s other investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts (see “Currency Forward Contracts” above), except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars.

The uses and risks of currency futures are similar to futures relating to other securities or indices. A Fund may purchase and sell currency futures to increase or decrease its exposure to different foreign currencies. A Fund also may purchase and write currency futures in conjunction with each other or with currency options or forward contracts. Currency futures values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of each Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures to the value of the Fund’s investments exactly over time. See “Foreign Currency Transactions” above.

Indexed Securities

Each of the Equity Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators.

Indexed securities typically, but not always, are debt obligations or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency indexed securities typically are short-term to intermediate-term debt obligations whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increases, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than their underlying instruments.

Options

Each of the Equity Funds may purchase or write put and call options to hedge against anticipated interest rate or market changes, for duration management or risk management purposes, or to enhance potential income and gains.

Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed exercise or “strike” price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific equity securities or debt obligations, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

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The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, the owner of the put option will experience a loss measured by the premium paid to buy the option, plus related transaction costs.

The features of call options are similar to those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer will experience a loss if the underlying instrument’s price does not rise sufficiently to offset the buyer’s cost of purchasing the option and transaction costs.

The purchase of options increases a Fund’s costs because it must pay premiums to purchase the options, and the exercise of put and call options by a Fund will increase portfolio turnover and associated transaction costs. Because premiums for the purchase of options are typically much smaller than the prices to purchase the underlying instruments, the use of options creates leverage, which might result in a Fund’s net asset value being more sensitive to changes in the instruments underlying the options.

An American-style put or call option may be exercised at any time during the option period while a European-style put or call options may be exercised only upon expiration of the option period or during a fixed period prior thereto.

Writing Put and Call Options. When a Fund sells or “writes” a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, a Fund, as writer of such an option, would be obligated to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, a Fund would be required to make margin payments to cover the Fund’s potential obligation to pay the strike price if the other party chooses to exercise the option. A Fund may seek to terminate its position in a put option it writes before it is exercised by closing out the option in the secondary market at its then current price. If, however, the secondary market is not sufficiently liquid, the Fund may not be able to close out its position and would, therefore, remain obligated to purchase the underlying instrument at the strike price if the option is exercised. If the price of the underlying instrument rises, the writer of a put ordinarily will profit by the amount of the premium received on writing the option. If the price of the instrument declines, the writer may experience a loss, although the amount of the loss is offset to some degree by the amount of the premium received.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option by the holder. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or decline. Through receipt of the option premium, a Fund as the writer of such an option would seek to mitigate the effects of a decline in the price of the underlying instrument. At the same time, a Fund which writes an option must be prepared to deliver the underlying instrument in return for the strike price, even if the current value of the instrument is higher than the strike price. In that event, a Fund will experience a loss to the extent that the value of the underlying instrument exceeds the total of the strike price and the premium that it received when it wrote the option.

All call options written by a Fund must meet applicable asset segregation requirements as long as the call is outstanding.

Exchange-Traded Options. Options may be traded on exchanges, or may be traded “over-the-counter” (see discussion of “OTC Options” below). Exchange-traded options are issued by a regulated intermediary, which guarantees the performance of the obligations of the parties to such options. With certain exceptions, exchange-traded options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, exchange-traded options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an exchange-traded option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the exchange; (v) inadequacy of the facilities of an exchange to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

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The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options generally are established through negotiation with the other party to the contract. While such arrangements allow greater flexibility to a Fund to tailor an option to its needs, “OTC” options generally involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchange where they are traded. Accordingly, Thornburg must assess the creditworthiness of each counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.

The staff of the SEC currently takes the position that OTC options are illiquid, and investments by each Fund in those instruments will be subject to each Fund’s limitation on investments in illiquid instruments. See “Illiquid Investments” below.

Liquidity of Options. Some options become illiquid under adverse market conditions, and there is no assurance a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its options positions could also be impaired.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in options based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options position will not track the performance of the Fund’s other investments. Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Credit Options. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the inception of the option.

Options Relating to Foreign Currencies. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options are similar to options relating to other securities or indices. A Fund may purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Fund also may purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of each Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options to the value of the Fund’s investments exactly over time. See “Foreign Currency Transactions” above.

Options on Futures Contracts. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in the underlying futures contract. If a Fund exercises an option on a futures contract it will be obligated to deposit initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any other futures contract position.

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Options on Indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement (i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based rather than price movements in individual securities, as is the case with respect to options on securities.

Structured Notes

Each of the Equity Funds may invest in structured notes.

Structured notes are derivative debt obligations, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate or index, or the relative change in two or more reference assets. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference asset. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by a Fund. Structured notes may be indexed positively or negatively, so that appreciation of the reference asset may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference asset, making the value of the note particularly volatile.

Structured notes may entail a greater degree of market risk than other types of debt obligations because the investor bears the risk of the reference asset. As noted above, the value of structured notes also may be more volatile than other debt obligations.

Swap Agreements, Caps, Floors, and Collars

Each of the Equity Funds may enter into swap agreements and related caps, floors and collars. None of these Funds are limited to any particular form of swap agreement, provided that Thornburg determines that the agreement it is consistent with the Fund’s investment objective and policies.

Swap agreements involve the exchange by a Fund and another party of their respective commitments to pay or receive cash flows. Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating rate payments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s credit worthiness declined or if the counterparty defaults, the Fund will likely have contractual remedies available to it, but the value of the swap or other agreement would be likely to decline, potentially resulting in losses. Each Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Investments in these transactions will not be considered to constitute the issuance by a Fund of a “senior security” as that term is defined in Section 18(g) of the 1940 Act, and will not be subject to the Fund’s borrowing restrictions, provided that the Fund enters into one or more offsetting financial transactions, segregates liquid securities equal in value to the Fund’s potential economic exposure under the transactions, determined on a daily mark-to-market basis, or otherwise “covers” the transaction in accordance with applicable SEC guidance. Segregation of assets is generally effected through earmarking the assets as segregated on the books of the Fund or its custodian. Such assets will be marked to market daily, and may consist of cash, cash equivalents, high grade liquid debt obligations, or other assets agreed to by the parties to the swap contract. The deposit of such collateral with the custodian does not constitute purchasing securities on margin for purposes of a Fund’s investment limitations.

Credit Default Swaps. A credit default swap is a credit derivative in which two parties enter into an agreement to transfer the credit exposure of fixed income securities. The buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence which is typically a default by the issuer of a debt obligation.

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Currency Swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Changes in foreign exchange rates and changes in interest rates may negatively affect the value of a currency swap.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in exchange for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risks associated the investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund is committed to pay to the counterparty.

Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. Any such gain received by a Fund would be taxable. If the other party to an interest rate swap or forward rate contract defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered satisfactory by Thornburg. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Total Return Swaps. A total return swap is a credit derivative in which the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread.

 Caps, Floors and Collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. For example, an interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. For example, an interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor if the specified interest rate index decreases below the level of the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. For example, an interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index.

Other Investments, Investment Techniques and Other Risks

The following contains additional detail about certain other investments a Fund may make and certain other risks to which a Fund may be subject.

Cash Management

Each Fund may also invest a portion or all of the Fund’s daily cash balance in Thornburg Capital Management Fund, a separate series of the Trust (the “Capital Management Fund”). The Capital Management Fund’s shares are not publicly available. The Capital Management Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00. The Capital Management Fund seeks current income consistent with liquidity management and safety of capital. To pursue that investment objective, the Capital Management Fund invests principally in short-term obligations which are determined by Thornburg to be of high quality including, but not limited to, obligations issued by U.S. and foreign companies, U.S. and foreign banks, U.S. and foreign governments, U.S. agencies, states, and municipalities, and international organizations such as the World Bank and the International Monetary Fund, and repurchase agreements based on those obligations. The Capital Management Fund does not currently pay a separate investment advisory fee or administrative services fee to Thornburg, but Funds which invest in the Capital Management Fund would indirectly bear the other operating expenses of the Capital Management Fund. Those indirect expenses are similar to the expenses paid by other businesses owned by the Funds, are not direct costs paid by Fund shareholders, are not used to calculate a Fund’s net asset value, and have no impact on the costs associated with Fund operations.

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Certificates of Deposit

Each Fund may under certain circumstances purchase bank certificates of deposit. Each of the Equity Funds may invest in certificates of deposit issued by domestic and foreign banks, including foreign branches of domestic banks.

Investments in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks. (See “Foreign Investments” above).

Cyber Security Risks

As the use of technology has become more prevalent, the Funds and their service providers have become potentially more susceptible to intentional and unintentional cyber events including, but not limited to: computer processing errors; malfunctions, disruptions, or failures in computer systems or other technologies; computer viruses; the theft or corruption of electronic data; unauthorized access to digital systems; and cyber attacks that shut down, disable or otherwise disrupt business operations. These events may adversely affect the Funds or their shareholders, causing disruptions in business operations and potentially resulting in financial losses. For example, a cyber attack against the computer systems of the Funds or their service providers may interfere with the ability to process Fund shareholder transactions or to calculate a Fund’s net asset value, impede trading activity by the Funds, result in the release or misappropriation of confidential information about the Funds or their shareholders, or subject the Funds to regulatory fines or penalties and to other, additional costs (including increased costs to remediate the effects of the attack or to develop additional systems to prevent other similar attacks). While the Funds and Thornburg have established procedures and systems to seek to prevent and mitigate the risks associated with cyber events, and while Thornburg seeks to determine that other third party service providers for the Funds have established such procedures and systems, there are inherent limitations in the ability of such procedures and systems to identify all potential cyber events or to completely prevent or mitigate the occurrence or effects of those events. Additionally, cyber events affecting the electronic systems of the Funds’ trading counterparties, issuers in which the Funds invest, or securities markets and exchanges may also result in financial losses for the Funds or their shareholders.

Dollar Roll Transactions

Each of the Equity Funds may enter into “dollar roll” transactions.

Dollar roll transactions consist of the sale by a Fund to a bank or broker-dealer (the “counterparty”) of Ginnie Mae certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The selling Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

Dollar rolls are currently treated for purposes of the 1940 Act as borrowings of the Fund entering into the transaction because they involve the sale of a security coupled with an agreement to repurchase, and are, therefore, deemed by the Trust to be subject to the investment restrictions applicable to any borrowings made by the Fund. Like all borrowings, a dollar roll involves costs to the borrowing Fund. For example, while the borrowing Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

Dollar rolls involve potential risks of loss to the selling Fund which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, the selling Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Illiquid Investments

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, Thornburg determines the liquidity of investments by the Funds. In determining the liquidity of the Funds’ investments, Thornburg may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or lender features), and (5) the nature of the market place for trades (including the ability to assign or offset each Fund’s rights and obligations relating to the investment).

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Investments currently considered by Thornburg to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and municipal lease obligations subject to non-appropriation risk where the underlying lease is not rated (at the time the obligation is purchased by the Fund) within the four highest grades of Moody’s or S&P and is not subject to a remarketing agreement (or not currently subject to remarketing, pursuant to the conditions of any such agreement then in effect, with a responsible remarketing party, deemed by Thornburg to be capable of performing its obligations) except that Thornburg also may determine an unrated lease obligation to be readily marketable because it is backed by an irrevocable bank letter of credit or an insurance policy. Based on its ongoing review of the trading markets and other factors affecting the Funds’ investments, Thornburg may determine from time to time that other investments are illiquid, including certain types of restricted securities, mortgage-backed securities and asset-backed securities, developing country securities, or derivative instruments. With respect to any over-the-counter options that a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund any have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined utilizing procedures approved by the Trustees.

Each Fund is limited from investing more than a certain percentage of its net assets in illiquid securities. Please see “Investment Restrictions” below for a discussion of the specific limitations applicable to each Fund’s investment in illiquid securities. If through a change in values, net assets, or other circumstances, a Fund were in a position where the percentage of its portfolio comprised of illiquid securities exceeded that Fund’s percentage investment restriction on investment in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity.

Repurchase Agreements

Each Fund may enter into repurchase agreements.

In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.

A Fund may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be satisfactory. These transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

A repurchase agreement may be viewed as a loan from a Fund to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the underlying security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

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Restricted Securities

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, a Fund could be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. A restricted security may be liquid or illiquid, depending on whether it satisfies relevant liquidity requirements, as determined by Thornburg. See “Illiquid Investments” above.

Reverse Repurchase Agreements

Each of the Equity Funds may enter into reverse repurchase agreements.

In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Thornburg. Such transactions may increase fluctuations in the market value of the Funds’ assets and may be viewed as a form of leverage.

Securities Lending

Each Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Thornburg to be of good standing. Furthermore, they will only be made if, in Thornburg’s judgment, the consideration to be earned from such loans would justify the risk.

Thornburg understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Temporary Investments

Each Fund may from time to time invest a keep a portion of its portfolio in cash or other short-term, fixed income securities. Such investments may be made due to market conditions, pending investment of idle funds, or to afford liquidity.

When-Issued Securities

Each Fund may purchase securities offered on a “when-issued” or “delayed delivery” basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. When-issued transactions normally settle within 30-45 days, though the settlement cycles for some when-issued transactions are longer. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than the purchase price. Additionally, purchasing securities on a when-issued or delayed delivery basis involves the risks that the security will never be issued or that the other party to the transaction will not meet its obligation, in which events the Fund may lose both the investment opportunity for the assets it segregates to pay for the when-issued or delayed delivery security and any gain in that security’s price. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. A Fund also will maintain in a segregated account with its custodian liquid assets at least equal in value to commitments for when-issued or delayed delivery securities. Such assets will be marked to the market daily, and will be used specifically for the settlement of when-issued or delayed delivery commitments. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless sale appears desirable for investment reasons. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt.

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COMMODITY EXCHANGE ACT REGISTRATION EXEMPTION

In connection with its management of the Trust, Thornburg has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the U.S. Commodity Exchange Act, as amended (the “CEA”) and, therefore, neither Thornburg nor the Trust is currently subject to registration or regulation as a commodity pool operator under the CEA. The U.S. Commodity Futures Trading Commission (“CFTC”) recently adopted amendments to Rule 4.5 under the CEA that reduce the ability of certain regulated entities, including registered investment companies and their investment advisors, to claim the exclusion from the definition of the term “commodity pool operator.” Among other requirements, the CFTC’s amendments impose limitations on the use of certain derivative instruments, including certain types of commodity futures contracts, commodity options contracts, and swaps, by entities seeking to rely on Rule 4.5. Thornburg currently intends to manage the Funds’ assets in a manner which is consistent with the limitations imposed by Rule 4.5. To the extent Thornburg or the Funds became no longer eligible to claim an exclusion from the definition of the term “commodity pool operator,” then Thornburg or some or all of the Funds may become subject to registration and regulation under the CEA. Such regulation may have an adverse effect on Thornburg’s ability to manage the Funds, may impair the ability of the Funds to achieve their investment objective(s), and may result in higher operating expenses for the Funds and reduced investment returns to Fund investors.

INVESTMENT LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, that percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations. For those policies and limitations which can only be changed by a majority of a Fund’s outstanding voting shares, the term “majority” means the lesser of (i) 67% of the shares of the Fund present in person or by proxy at a meeting of the holders of more than 50% of the Fund’s outstanding shares, or (ii) more than 50% of the outstanding shares of the Fund.

Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund

Thornburg Investment Trust has adopted the following fundamental investment policies applicable to Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund, which may not be changed by any Fund unless approved by a majority of the outstanding shares of that Fund. Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund may not:

(1)        with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(2)        issue senior securities, except as permitted under the 1940 Act;

(3)        borrow money, except for temporary or emergency purposes or except in connection with reverse repurchase agreements; in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/ % limitation;

(4)        underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

(5)        purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

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(6)        purchase or sell real estate unless acquired as a result or ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7)        purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8)        lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

For the purposes of applying the limitation set forth in paragraph (6) above, a Fund is permitted to hold real estate if doing so is the result of the Fund’s efforts to restructure a bond or other loan obligation that was secured by real estate.

The following investment limitations are not fundamental and may be changed without shareholder approval as to each Fund:

(i)          The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii)         The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that any initial and variation margin payments that the Fund may be required to make in connection with its permitted investment strategies do not constitute the purchase of securities “on margin” for purposes of this limitation.

(iii)        The Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(iv)        The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v)         The Fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under the limitation in the preceding paragraph would exceed the Fund’s limitations on investments in illiquid securities.

(vi)        The Fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker’s commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to the Fund’s investments in Thornburg Capital Management Fund or in any other investment company within the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act), provided that any such investments comply with Section 12(d)(1)(G) of the 1940 Act and rules thereunder, or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

(vii)       The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. The foregoing does not apply to the Fund’s investments in Thornburg Capital Management Fund or in any other investment company within the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act); provided that any such investments will comply with Section 12(d)(1)(G) of the 1940 Act and rules thereunder.

(viii)      The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund’s net assets. Included in that amount, but not to exceed 2% of the Fund’s net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

(ix)        The Fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.

(x)         The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of Thornburg who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer’s securities.

(xi)        The Fund will not (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

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CALCULATION OF PERFORMANCE INFORMATION

Each Fund will from time to time display performance information, including yield, dividend returns total return, and average annual total return, in advertising, sales literature, and reports to shareholders. Yield is computed by dividing the Fund’s net interest and dividend income for a given 30 days or one month period by the maximum share offering price at the end of the period. The result is “annualized” to arrive at an annual percentage rate. In addition, the Fund may use the same method for 90 day or quarterly periods. Total return is the change in share value over time, assuming reinvestment of any dividends and capital gains. “Cumulative total return” describes total return over a stated period, while “average annual total return” is a hypothetical rate of return which, if achieved annually, would have produced the same cumulative total return if performance had been constant for the period shown. Average annual return tends to reduce variations in return over the period, and investors should recognize that the average figures are not the same as actual annual returns. A Fund may display return information for differing periods without annualizing the results and without taking sales charges into effect.

All performance figures are calculated separately for each class of shares of a Fund. The figures are historical, and do not predict future returns. Actual performance will depend upon the specific investments held by a Fund, and upon the Fund’s expenses for the period.

Yield quotations include a standardized calculation which computes yield for a 30-day or one month period by dividing net investment income per share during the period by the maximum offering price on the last day of the period. The standardized calculation will include the effect of semiannual compounding and will reflect amortization of premiums for those bonds which have a market value in excess of par. New schedules based on market value will be computed each month for amortizing premiums. With respect to mortgage-backed securities or other receivables-backed obligations, the Fund will amortize the discount or premium on the outstanding principal balance, based upon the cost of the security, over the remaining term of the security. Gains or losses attributable to actual monthly paydowns on mortgage-backed obligations will be reflected as increases or decreases to interest income during the period when such gains or losses are realized. Provided that any such quotation is also accompanied by the standardized calculation referred to above, a Fund may also quote non-standardized performance data for a specified period by dividing the net investment income per share for that period by either the Fund’s average public offering price per share for that same period or the offering price per share on the first or last day of the period, and multiplying the result by 365 divided by the number of days in the specified period. For purposes of this non-standardized calculation, net investment income will include accrued interest income plus or minus any amortized purchase discount or premium less all accrued expenses. The primary differences between the results obtained using the standardized performance measure and any non-standardized performance measure will be caused by the following factors: (1) The non-standardized calculation may cover periods other than the 30-day or one month period required by the standardized calculation; (2) The non-standardized calculation may reflect amortization of premium based upon historical cost rather than market value; (3) The non-standardized calculation may reflect the average offering price per share for the period or the beginning offering price per share for the period, whereas the standardized calculation always will reflect the maximum offering price per share on the last day of the period; (4) The non-standardized calculation may reflect an offering price per share other than the maximum offering price, provided that any time the Fund’s return is quoted in reports, sales literature or advertisements using a public offering price which is less than the Fund’s maximum public offering price, the return computed by using the Fund’s maximum public offering price also will be quoted in the same piece; (5) The non-standardized return quotation may include the effective return obtained by compounding the monthly dividends.

For the Funds’ investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

Income calculated for the purposes of calculating the Funds’ yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a Fund’s yield may not equal its distribution rate, the income paid to a shareholder’s account, or the income reported in the Fund’s financial statements.

Yield information may be useful in reviewing a Fund’s performance and in providing a basis for comparison with other investment alternatives. However, each Fund’s yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

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Total returns quoted in advertising reflect all aspects of a Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund’s net asset value (“NAV”) over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund’s performance is not constant over time, but changes from year to year, and the average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns reflecting the simple change in value an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes to share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking a Fund’s maximum sales charge into account. Excluding a Fund’s sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Charts and graphs using the Fund’s net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund’s adjusted NAVs are not adjusted for sales charges, if any.

The Funds may illustrate performance using moving averages. A long-term moving average is the average of each week’s adjusted closing NAV or total return for a specified period. A short-term moving average NAV is the average of each day’s adjusted closing NAV for a specified period. Moving average activity indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period the produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

Each Fund’s performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund ranking prepared by Lipper Analytical Services, Inc. (“Lipper”), an independent service that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings the Fund’s performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds. From time to time, the Fund’s performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Thornburg Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. Performance rankings and ratings reported periodically in financial publications also may be used. These performance analyses ordinarily do not take sales charges into consideration and are prepared without regard to tax consequences.

Each Fund may be compared in advertising to Certificates of Deposit (“CDs”) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, while a Fund may offer greater liquidity or higher potential returns than CDs, a Fund does not guarantee a shareholder’s principal or return, and Fund shares are not FDIC insured.

Thornburg may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs bases on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of other Thornburg mutual funds.

Ibbotson Associates, a wholly owned subsidiary of Morningstar, Inc. (“Ibbotson”), provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of differed indices.

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The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in the capital market may or may not correspond directly to those of a Fund. A Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future, and advertising, sales literature and shareholder reports also may discuss aspects of periodic investment plans, dollar cost averaging and other techniques for investing to pay for education, retirement and other goals. In addition, a Fund may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques and the desirability of owning a particular mutual fund. A Fund may present its fund number and CUSIP number, and discuss or quote its current portfolio manager.

The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare a Fund’s historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a Fund may also discuss or illustrate examples of interest rate sensitivity.

Momentum indicators show a Fund’s price movements over specific periods of time. Each point on the momentum indicator represents the Fund’s percentage change in price movements over that period. A Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The Funds may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

Market Indices Information

The benchmark indices described in the Prospectus are products of third party index providers. Data respecting those benchmark indices are the property of those third party providers and have been licensed for use by the Funds. The Funds accept no liability for any errors or omissions relating to the benchmark index data, and the third party providers accept no liability for the use of those data by the Funds.

ADDITIONAL MATTERS RESPECTING TAXES

The following discussion summarizes certain federal tax considerations generally affecting the Funds and shareholders and is primarily relevant to shareholders which are subject to federal income tax. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisors with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. In particular, this discussion addresses aspects of investment by persons who are not individuals only in a very limited manner. Further, this discussion does not address the tax aspects associated with contributions to, and withdrawals from, qualified retirement plans or similar programs.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to changes, which changes may be retroactive.

Elections by the Funds – Subchapter M

Each Fund has elected and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. In each taxable year when a Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on net investment income and net capital gains which are timely distributed to its shareholders.

If in any year a Fund fails to qualify for the treatment afforded by Subchapter M of the Code, the Fund would be taxed as a corporation on its income. Distributions to the shareholders would be treated as ordinary income to the extent of the Fund’s earnings and profits, and would be treated as nontaxable returns of capital to the extent of the shareholders’ respective bases in their shares. Further distributions would be treated as amounts received on a sale or exchange or property. In any year a Fund qualifies as a regulated investment company but fails to distribute all of its net investment income and net capital gains, the Fund would be subject to taxes on the undistributed portion of its net income and capital gains. Although each Fund intends to distribute all of its net income currently and any capital gains annually, it could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.

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Backup Withholding

Each shareholder will be notified annually by their Fund as to the amount and characterization of distributions paid to or reinvested by the shareholder for the preceding taxable year. The Fund may be required to withhold federal income tax from distributions otherwise payable to a shareholder if (i) the shareholder has failed to furnish the Fund with his taxpayer identification number, (ii) the Fund is notified that the shareholder’s number is incorrect, (iii) the Internal Revenue Service notifies the Fund that the shareholder has failed properly to report certain income, or (iv) when required to do so, the shareholder fails to certify under penalty of perjury that he is not subject to this withholding. The backup withholding tax rate on distributions is currently 28%.

Certain shareholders specified in the Code are exempt from the backup withholding noted in the preceding paragraph. A Fund may be required to obtain certain information from a shareholder to identify that shareholder’s status as a person exempt from backup withholding. Persons exempt from the backup withholding noted in the preceding paragraph may under certain circumstances still be subject to other types of federal income tax withholding. Shareholders should consult their tax advisors for more information.

Distributions by Investment Companies - In General

Distributions of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund’s dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund’s shares have been held by a shareholder. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund’s investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

A person seeking to invest in shares of a Fund through a taxable account should consider a Fund’s unrealized gains and losses, and any capital loss carryforwards, which are disclosed in the annual and semiannual reports to shareholders issued by the Fund. Embedded, unrealized gains, if realized by the Fund upon a sale or other disposition of the investments to which the gains relate, and not offset by realized losses, result in capital gains distributions to all shareholders, including persons who just purchased Fund shares, which may be subject to income tax. Unrealized losses, if realized by the Fund through sales of investments, and capital loss carryforwards from previously realized losses, may offset gains realized by the Fund on sales of appreciated investments, so offsetting the capital gains distributions that otherwise would be made to shareholders.

Pursuant to the American Taxpayer Relief Act of 2012, the maximum federal tax rate for individual taxpayers on long-term capital gains from sales of securities, and on certain qualifying dividends on corporate stock issued by domestic corporations and certain “qualified foreign corporations,” is 20%. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S. and corporations eligible for the benefits of a comprehensive income tax treaty with the United States and which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies and passive foreign investment companies are not treated as qualified foreign corporations. These rates do not apply to corporate taxpayers. Each Fund will separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund. A shareholder must also satisfy a 60-day holding period requirement with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rates imposed on those distributions. Distributions attributable to a Fund’s income from bonds and other debt obligations, dividends from most foreign companies, and distributions by real estate investment trusts or regulated investment companies will not generally qualify for the lower rates. Some hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a qualifying dividend to be taxed at the rate of tax applicable to ordinary income.

A Fund’s investments in certain derivatives, foreign currency transactions, options, futures contracts, hedging transactions, forward contracts, investments in passive foreign investment companies, and certain other transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, convert capital gain into taxable ordinary income or convert short-term capital losses into long-term capital losses. Engaging in swap transactions also may result in distributions of taxable income or gain to shareholders, and also may cause a Fund to currently recognize income with respect to payments to be received in the future. Certain Fund transactions, including investments in derivative instruments, transactions in foreign currencies or foreign currency-denominated instruments, and hedging activities may produce differences between the Fund’s book and taxable income, and distributions by the Fund may consequently be treated in some instances as returns of capital.

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A Fund’s distributions of realized capital gains may be reduced if the Fund has capital loss carryforwards available. If a Fund has incurred net capital losses before its taxable year commencing October 1, 2011 (“pre-2011 losses”), the Fund is permitted to carry those pre-2011 losses forward for eight taxable years and use them to offset capital gains realized in those years. Any pre-2011 losses remaining at the end of the eighth taxable year after the year in which the losses were realized expire and cannot be used to offset capital gains subsequently realized. Pre-2011 losses carried forward are treated as short-term capital losses, and offset any short-term gains before offsetting any long-term capital gains. If a Fund incurs net capital losses in a taxable year commencing after September 30, 2011 (“post-2011 losses”), those losses may be carried forward indefinitely to offset capital gains subsequently realized. Post-2011 losses retain their character as short-term or long-term capital losses and must be used to offset gains of the same character before offsetting gains of a different character. A Fund is required by applicable law to use any post-2011 losses to offset capital gains before the Fund may use any pre-2011 losses. This requirement may increase the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period for such losses. Other regulations or circumstances may limit or reduce the use of net capital loss carryforwards. A Fund’s net capital losses are not deductible against the Fund’s net investment income.

Distributions by a Fund result in a reduction in the net asset value of the Fund’s shares. Should distributions reduce the net asset value below a shareholder’s cost basis, the distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Persons purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates, and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose distributions of income dividends and capital gains paid by the Funds and otherwise includible in adjusted gross income, and capital gains recognized on the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt obligations denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains and losses, may increase or decrease the amount of a Fund’s net investment income to be distributed to its shareholders as ordinary income.

Foreign Withholding Taxes

Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to “pass through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

Generally, a credit for foreign taxes is subject to the limitations that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency denominated debt obligations, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are not held by the Fund or the shareholders, as the case may be, for periods specified in the Code. If a Fund is not eligible to make the election to “pass through” to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce the Fund’s investment company taxable income and the distributions by a Fund will be treated as United States source income.

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Short Sales

If a Fund engages in short selling of securities, the gain or loss on the short sale is generally recognized when the Fund closes the short sale by delivering the borrowed securities to the lender, rather than when the borrowed securities are sold. Short sales may increase the net short-term capital gains realized by a Fund, which would be taxable as ordinary income when distributed to the Fund’s shareholders.

Redemption or Other Disposition of Shares

Upon the sale or exchange of his shares, a shareholder realizes a taxable gain or loss depending upon his basis in the shares. The gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, which generally may be eligible for reduced federal tax rates, depending on the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvestment of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund’s shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gains dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the shares of a regulated investment company, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a “reinvestment right” received upon the initial purchase of the shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment. This provision may be applied to successive acquisitions of shares.

State and Local Taxes

The laws of the several states and local taxing authorities vary with respect to the taxation of distributions, and shareholders of each Fund are advised to consult their own tax advisors in that regard. In particular, investors who are not individuals are advised that the preceding discussion relates primarily to tax consequences affecting individuals, and the tax consequences of an investment by a person which is not an individual may be very different.

Foreign Account Tax Compliance Act

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA, as described more fully below. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder, depending on the type of payment and shareholder account, on certain payments made from the Fund, including distributions characterized by the Fund as capital gain dividends and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding.

Payments to a Fund shareholder will generally not be subject to FATCA withholding, provided the shareholder provides the Fund with such certifications, waivers or other documentation or information as the Fund requires, including, to the extent required, documentation or information respecting such shareholder’s direct and indirect owners, to establish the shareholder’s FATCA status and otherwise to comply with these rules. In order to avoid withholding, a shareholder that is a “foreign financial institution” (“FFI”) must either (i) become a “participating FFI” by entering into a valid U.S. tax compliance agreement with the IRS, (ii) qualify for an exception from the requirement to enter into such an agreement, for example by becoming a “deemed compliant FFI,” or (iii) be covered by an applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA. In any of these cases, the investing FFI generally will be required to provide a Fund with appropriate identifiers, certifications or documentation concerning its status.

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A Fund will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation.

Each investor and prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation.

DISTRIBUTIONS AND SHAREHOLDER ACCOUNTS

Any distributions of investment income, net of expenses, and the annual distributions of net realized capital gains, if any, will be credited to the accounts of shareholders in full and fractional shares of the Fund at net asset value on the payment or distribution date, as the case may be.

INVESTMENT ADVISOR, INVESTMENT ADVISORY AGREEMENTS,
AND ADMINISTRATIVE SERVICES AGREEMENTS

Investment Advisory Agreement

Pursuant to an Investment Advisory Agreement in respect of each Fund, Thornburg Investment Management, Inc. (“Thornburg” or the “advisor”), 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, acts as investment advisor for, and will manage the investment and reinvestment of the assets of, each of the Funds in accordance with the Funds’ respective investment objectives and policies, subject to the general supervision and control of the Trustees of Thornburg Investment Trust.

Thornburg is paid a fee by each Fund, in the percentage amounts set forth in the Prospectus.

The fee paid by each Fund is allocated among the different classes of shares offered by the Fund based upon the average daily net assets of each class of shares. All fees and expenses are accrued daily and deducted before payment of dividends. In addition to the fees of Thornburg, each Fund will pay all other costs and expenses of its operations. Each Fund also will bear the expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, including legal fees.

The Trust’s Trustees (including a majority of the Trustees who are not “interested persons” within the meaning of the 1940 Act) have approved the Investment Advisory Agreement applicable to each of the Funds, and annually consider the renewal of the agreement applicable to each of the Funds. In connection with their general supervision of Thornburg, and as an important element of their annual consideration of a renewal of the Investment Advisory Agreement applicable to each Fund, the Trustees receive and consider reports from Thornburg throughout the year. These reports address a wide variety of topics, including particularly Thornburg’s services to each Fund and its selection of investments of pursuit of each Fund’s investment objectives.

The Trustees have considered the responsibilities of mutual fund trustees generally and the Trustees’ understandings of shareholders’ expectations about the management of the mutual funds in which they have invested. The Trustees have concluded, based upon these discussions and a consideration of applicable law, that the principal obligation of mutual fund trustees is to assess the nature and quality of an investment advisor’s services, and to confirm that the advisor actively and competently pursues the mutual fund’s objectives. The Trustees have further concluded that while mutual fund trustees should determine that a fund’s fees and costs are reasonable in relation to the services rendered and generally in line with those charged by other investment advisors, putting an investment advisory agreement “out to bid” as a matter of course would be inconsistent with shareholder interests and contrary to shareholder expectations when they invested in a fund, and that mutual fund trustees should not do so unless an advisor materially failed to pursue a fund’s objectives in accordance with its policies or for other equally important reasons. The Trustees also observed in their deliberations that Thornburg Fund shareholders appear to invest with a long-term perspective, and that in reviewing the Funds’ performance, the Trustees should focus on the longer-term perspective rather than current fashions or short-term performance.

The Trust’s Trustees most recently determined to renew the Investment Advisory Agreement applicable to each Fund on September 15, 2020.

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In anticipation of their recent consideration of the Investment Advisory Agreement’s renewal, the independent Trustees met in May 2020 to consider aspects of their annual evaluation of the advisor’s service to all of the Funds, to plan the annual evaluation of the advisor’s performance and to discuss preliminarily the information the advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2020 to further define certain portions of the information to be submitted by the advisor. The independent Trustees met again in a September 2020 independent session with a mutual fund analyst firm retained by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the consulting firm, and in their independent session discussed their evaluations of the Funds’ fee and expense levels, investment performance and other information presented for each Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled later in September for that purpose, and the independent Trustees thereafter met in independent session to consider the advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

A discussion regarding the basis for the approval of each Fund’s Investment Advisory Agreement by the Trustees is contained in the Fund’s Annual Report to Shareholders for the year ended September 30, 2020.

The Investment Advisory Agreement applicable to each Fund may be terminated by either party, at any time without penalty, upon 60 days’ written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of Thornburg to receive payments on any unpaid balance of the compensation earned prior to termination. The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Thornburg, or of reckless disregard of its obligations and duties under the Agreement, Thornburg will not be liable for any action or failure to act in accordance with its duties thereunder.

For the three most recent fiscal years with respect to each Fund, Thornburg was entitled to receive the following amounts from each Fund pursuant to the Investment Advisory Agreement applicable to the Fund.

	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2020
Small/Mid Cap Core Fund	$8,469,492	$7,656,543	$6,821,818
Small/Mid Cap Growth Fund	$5,779,553	$5,509,605	$5,438,904

Garrett Thornburg, Chairman and Trustee of Thornburg Investment Trust, is also a director and controlling shareholder of Thornburg, and Brian McMahon, Vice Chairman and Trustee of Thornburg Investment Trust, is also a director of Thornburg. In addition, various individuals who are officers of the Trust also serve as officers of Thornburg, as described below under the caption “Management.”

For some or all of the three most recent fiscal years, Thornburg has waived its rights to certain fees which it was otherwise entitled to receive from the Funds pursuant to the Investment Advisory Agreement. The specific amounts waived by Thornburg are as follows:

	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2020
Small/Mid Cap Core Fund	$0	$0	$3,022
Small/Mid Cap Growth Fund	$0	$0	$2,858

Proxy Voting Policies

Thornburg is authorized by the Trust to vote proxies respecting voting securities held by the Funds. In those cases, Thornburg votes proxies in accordance with written Proxy Voting Policies and Procedures (the “Policy”) adopted by Thornburg. The Policy states that the objective of voting a security is to enhance the value of the security, or to reduce potential for a decline in the security’s value. The Policy prescribes procedures for assembling voting information and applying the informed expertise and judgment of Thornburg on a timely basis in pursuit of this voting objective.

The Policy also prescribes a procedure for voting proxies when a vote presents a conflict between the interests of the Fund and Thornburg. If the vote relates to the election of a director in an uncontested election or ratification or selection of independent accountants, the investment advisor will vote the proxy in accordance with the recommendation of any proxy voting service engaged by Thornburg. If no such recommendation is available, or if the vote involves other matters, Thornburg will refer the vote to the Trust’s operations risk oversight committee for direction on the vote or consent to vote on Thornburg’s recommendation.

The Policy authorizes Thornburg to utilize various sources of information in considering votes, including the engagement of service providers who provide analysis and information on the subjects of votes and who may recommend voting positions. Thornburg has engaged Institutional Shareholder Services (“ISS”) to provide these services to Thornburg in connection with voting proxies for each of the Funds. Thornburg may or may not accept recommendations from ISS. Thornburg also may decline to vote in various situations, including cases where an issue is not relevant to the Policy’s voting objective or where it is not possible to ascertain what effect a vote may have on the value of an investment. Thornburg may not be able to vote proxies in cases where proxy voting materials are not delivered to Thornburg in sufficient time for evaluation and voting.

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Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Administrative Services Agreement

Administrative services are provided to the Funds under the Third Restated Administrative Services Agreement between the Trust and Thornburg dated February 1, 2018 (the “Administrative Services Agreement”) which requires Thornburg to perform certain administrative services and engage in activities beyond those specifically required by the Investment Advisory Agreement, and to provide related services. The activities and services to be provided by Thornburg under the Administrative Services Agreement include the administration, monitoring, supervision, performance or direction of certain administrative functions necessary or desirable for the operation of the Funds, generally including: monitoring, supervision and direction of fund accounting and administration, tax accounting and reporting, custodial and transfer agent services, account administration, information technology services, legal services, and other services provided by third parties to the Funds; coordination and management of financial audits; monitoring of financial intermediaries in connection with their provision of non-distribution services to the Funds; supervision and direction of and assistance in the preparation of registration statements and other governmental filings, income and other tax returns, and reports and other communications to shareholders; coordination and supervision of certain portfolio valuation functions; monitoring, supervision and conduct of legal compliance functions; providing personnel necessary to furnish the services required by the Administrative Services Agreement together with the office space and other support necessary for those services; and such other services and activities as the parties may agree from time to time.

The Trust pays Thornburg a fee for the services that Thornburg provides pursuant to the Administrative Services Agreement. Commencing February 1, 2018, that fee is computed as an annual percentage of the aggregate average daily net assets of all share classes of all Funds described in this Statement of Additional Information, paid monthly, as follows:

Net Assets	Percentage Rate
0 to $20 billion	0.100%
$20 billion to $40 billion	0.075%
$40 billion to $60 billion	0.040%
Over $60 billion	0.030%

together with any applicable sales or similar tax.

Prior to February 1, 2018, the Trust was a party to two different administrative services agreements with Thornburg, one of which was applicable to each Fund’s Class R3 and Class R4 shares and one of which was applicable to each Fund’s Class R5 shares (together, the “Prior Administrative Services Agreements”). Those two Prior Administrative Services Agreements have been replaced by the new Administrative Services Agreement described above. Under the Prior Administrative Services Agreements, the Class R3 and Class R4 shares of each Fund paid Thornburg a monthly fee calculated at an annual percentage of .125% of the class’s average daily net assets, and the Class R5 shares of each Fund paid Thornburg a monthly fee calculated at an annual percentage of .05% of the class’s average daily net assets, together with any applicable sales or similar tax. The amounts paid for (1) the period of October 1, 2017 through January 31, 2018 under the Prior Services Agreements, and (2) the period of February 1, 2018 through September 30, 2018 under the new Administrative Services Agreement are included in the total amounts shown below, with respect to each Fund, under the fiscal year ended September 30, 2018. The amounts paid for the period October 1, 2018 through September 30, 2019 and for the period October 1, 2019 through September 30, 2020 under the new Administrative Services Agreement are shown below, with respect to each Fund, under the fiscal years ended September 30, 2019 and September 30, 2020, respectively.

	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2020
Small/Mid Cap Core Fund	$551,782	$788,315	$705,359
Small/Mid Cap Growth Fund	$379,295	$559,810	$557,344

The agreements applicable to each class may be terminated by either party, at any time without penalty, upon 60 days’ written notice, and will terminate automatically upon assignment. Termination will not affect the service provider’s right to receive fees earned before termination. The agreements further provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the service provider, or reckless disregard of its duties thereunder, the provider will not be liable for any action or failure to act in accordance with its duties thereunder.

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SERVICE AND DISTRIBUTION PLANS

Service Plan

Each of the Funds has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (“Service Plan”), which is applicable to Class R3, Class R4 and Class R5 shares of the Fund. The Service Plan authorizes each Fund to pay to Thornburg Securities Corporation (“TSC”), or to such persons as TSC may direct, out of the assets of the Fund, an annual amount not exceeding 0.25% of the Fund’s assets, together with any applicable gross receipts tax, sales tax, value added tax, compensating tax or similar exaction imposed by any federal, state or local government, though the aggregate of those taxes shall not exceed 10%. Each Fund has also entered into a distribution agreement with TSC, pursuant to which TSC agrees to provide or obtain from other persons the services described in the Service Plan, and the Fund agrees to pay TSC or other persons as TSC directs for providing or obtaining those services.

Payments by a Fund under the Service Plan and the related distribution agreement with TSC may be made for: (a) expenses incurred by TSC, or by other persons at the request or direction of TSC or the Trust, for the promotion and distribution of the shares of the Fund, including but not limited to, printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature and other distribution-related expenses, and further including any compensation paid to securities dealers and other financial intermediaries which have executed selling agreements with TSC; and (b) expenses incurred by TSC, or by other persons at the request or direction of the Trust or TSC, in connection with the provision of services to the shareholders of the Fund pursuant to selling agreements with TSC or other service agreements or similar arrangements with TSC, Thornburg or the Trust, which services include providing personal services to shareholders and maintaining shareholder accounts, including, but not limited to, administrative, transactional, distribution and redemption, and accounting and reporting services with respect to Fund shareholders and accounts, and providing information to shareholders and responding to shareholder inquiries; and (c) such other services and activities as may from time to time be agreed upon by Trustees of the Trust and TSC. Payments by the Fund pursuant to the Service Plan and the related distribution agreement with TSC shall be in addition to any payments made outside of the Service Plan, as authorized by the Trustees of the Trust as not being primarily intended to result in the sale of Fund shares.

In the two most recent fiscal years, the principal type of activity for which payments were made by the Funds under the Service Plan was compensation to securities broker-dealers, financial institutions and other organizations which render services to the applicable class of shareholders, including distribution, shareholder account services, and administrative services. Reimbursements for expenditures incurred by TSC or by other persons at the request or direction of the Trust or TSC for the printing and distribution of reports and prospectuses for use by potential investors in the Funds, preparing and distributing sales literature, providing advertising and engaging in other promotional activities, and other services were de minimis relative to payments made to broker-dealers, financial institutions and other organizations under the Service Plan. The Service Plan does not provide for accrued but unpaid reimbursements for such expenditures to be carried over and reimbursed in later years. TSC has no current intention to request or receive any payment under the Service Plan in respect of a Fund’s Class R5 shares.

Class R3 Distribution Plan

Each Fund offering Class R3 shares has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act, applicable only to the Class R3 shares of that Fund (“Distribution Plan”). The Distribution Plan authorizes each Fund to pay to TSC, or to such persons as TSC may direct, out of the assets of each share class of the Fund to which the Distribution Plan is applicable, an annual amount of 0.25% of the average daily net assets attributable to the Fund’s Class R3 shares, together with any applicable gross receipts tax, sales tax, value added tax, compensating tax or similar exaction imposed by any federal, state or local government, though the aggregate of those taxes shall not exceed 10%. Each Fund has also entered into a distribution agreement with TSC, pursuant to which TSC agrees to provide or obtain from other persons the services described in the Distribution Plan, and the Fund agrees to pay TSC or other persons as TSC directs for providing or obtaining those services.

Payments by a Fund under the Distribution Plan and the related distribution agreement with TSC may be made for: (a) compensation and ongoing commissions (including incentive compensation) to securities dealers, financial institutions and other organizations which render distribution and administrative services in connection with the distribution of the share classes of the Funds; (b) the printing and distribution of reports and prospectuses for the use of potential investors; (c) preparing and distributing sales literature; (d) providing advertising and engaging in other promotional activities, including direct mail solicitation, and television, radio newspaper and other media advertisements; and (e) such other services and activities as may from time to time be agreed upon by Trustees of the Trust and TSC. The Trust and TSC are authorized under the Distribution Plan to instruct the Funds’ transfer agent or other agents of the Funds to pay these amounts directly to financial services firms or other persons engaged to provide the foregoing services.

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Amounts Paid Under Rule 12b-1 Plans and Agreements

For each Fund, the following table shows amounts paid by the Fund in each of the last two fiscal years pursuant to the Service Plan adopted by the Fund.

	Year Ended September 30, 2019	September 30, 2020
Small/Mid Cap Core Fund
Class R3	$81,936	$66,323
Class R4	17,074	$12,981
Small/Mid Cap Growth Fund
Class R3	$84,315	$75,093
Class R4	10,393	$7,710

For each Fund that offers Class R3 shares, the following table shows amounts paid by the Fund in each of the last two fiscal years pursuant to the Distribution Plan adopted by the Fund:

	Year Ended September 30, 2019	September 30, 2020
Small/Mid Cap Core Fund
Class R3	$81,936	$66,323
Small/Mid Cap Growth Fund
Class R3	$84,314	$75,093

FINANCIAL INTERMEDIARY COMPENSATION

Financial advisors and financial intermediaries who sell shares and hold shares for investors (“intermediaries”) charge compensation in connection with the sale of Fund shares and the servicing of shareholder accounts. Intermediaries receiving this compensation may include securities brokers and dealers, registered investment advisors, banks, trust companies, insurance companies, employee benefit plan and retirement plan administrators, and other institutions that have entered into arrangements with Thornburg or TSC under which they are paid compensation for the sale of Fund shares or the servicing of accounts for their customers. Intermediaries may categorize and disclose these payments to their customers and to members of the public differently than the disclosures in the Prospectus and this SAI.

Thornburg or TSC may pay compensation charged by intermediaries out of amounts that Thornburg or TSC receive from the Funds. Examples of such payments include, but are not limited to: (i) share sales commissions and ongoing asset-based compensation paid by Thornburg or TSC out of sales charges received or expected to be received from the Funds; (ii) amounts paid out of the Rule 12b-1 service and distribution fees that TSC receive from the Funds; and (iii) amounts paid by the Funds to compensate intermediaries who perform services, including subaccounting and subtransfer agency services, that would otherwise need to be provided by the Funds’ transfer agent or other persons hired directly by the Funds.

To the extent permitted by applicable law, including applicable rules promulgated by the Securities and Exchange Commission and the Financial Industry Regulatory Authority (“FINRA”), Thornburg or TSC may also compensate intermediaries out of Thornburg’s or TSC’s own resources. This compensation may be in the form of commissions, finder’s fees or similar cash incentives, “revenue sharing,” and marketing and advertising support. An intermediary may receive this compensation in addition to the Rule 12b-1 or other compensation that the intermediary receives out of the assets of the Funds. This compensation from Thornburg or TSC may provide an incentive to financial intermediaries to actively market the sale of shares of the Funds or to support the marketing efforts of Thornburg or TSC. Examples of the types of services which an intermediary may provide (or may arrange to have a third party provide) in exchange for receiving this compensation from Thornburg or TSC include, but are not limited to: Fund due diligence and business planning assistance; marketing programs and support; operations and systems support; and training for the intermediary’s personnel respecting the Funds and the financial needs of Fund shareholders. Each of Thornburg or TSC may also make payments out of its own resources to compensate an intermediary for costs associated with the intermediary’s marketing efforts (including the cost of attendance at training and educational conferences), and for costs associated with the intermediary’s shareholder support and account maintenance services for its customers or transaction processing (including the payment of certain ticket charges).

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During the fiscal year which ended September 30, 2020, Thornburg or TSC paid amounts from its own resources to the following member firms of FINRA, or to the affiliates of such firms, pursuant to written agreements with such firms:

American Enterprise Investment Services, Inc.

Citigroup Global Markets Inc.

Commonwealth Financial Network

Financial Data Services, Inc.

Goldman Sachs & Co.

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

LPL Financial Corporation

Morgan Stanley Smith Barney

National Financial Services, LLC

Pershing, LLC

Raymond James & Associates, Inc.

RBC Wealth Management

UBS Financial Services, Inc.

Voya Financial Advisors

Wells Fargo Clearing Services, LLC

Each of Thornburg and TSC may also make payments out of its own resources to institutions that are not member firms of FINRA and that are not included among, or affiliated with, the institutions listed above.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each of the Funds by Thornburg pursuant to its authority under each Fund’s investment advisory agreement. Thornburg also is responsible for the placement of transaction orders for other clients for whom it acts as investment advisor.

Thornburg, in effecting purchases and sales of fixed income securities for the account of each of the Funds, places orders in such a manner as, in the opinion of Thornburg, offers the best available price and most favorable execution of each transaction. Portfolio securities normally will be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price of execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price.

Similarly, Thornburg places orders for transactions in equity securities in such a manner as, in the opinion of Thornburg, will offer the best available price and most favorable execution of these transactions. In selecting broker dealers, subject to applicable legal requirements, Thornburg considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer’s execution services rendered on a continuing basis; and the reasonableness of any commissions; and arrangements for payment of Fund expenses. Generally commissions for foreign investments traded will be higher than for U.S. investments and may not be subject to negotiation.

Thornburg may execute a Fund’s portfolio transactions with broker-dealers who provide research and brokerage services to Thornburg. Such services may include, but are not limited to, provision of market information relating to the security, economy, industries or specific companies; order execution systems; technical and quantitative information about the markets; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services include information and analysis provided electronically through online facilities. The receipt of research from broker-dealers who execute transactions on behalf of the Funds may be useful to Thornburg in rendering investment management services to the Funds. The receipt of such research may not reduce Thornburg’s normal independent research activities; however, it may enable Thornburg to avoid the additional expenses that could be incurred if Thornburg tried to develop comparable information through its own efforts.

Thornburg may pay, or be deemed to pay, to broker-dealers who provide research and brokerage services to Thornburg, commission rates higher than might otherwise be obtainable from other broker-dealers. Thornburg does not attempt to assign a specific dollar value to the research provided in connection with trades for client accounts or to allocate the relative cost or benefit of research or brokerage services. The research and brokerage services may benefit client accounts other than the specific client account(s) for which a trade is effected, and some or all of the research or brokerage services received with respect to a specific trade may not be used in connection with the account(s) for which the trade was executed. Some of the described services may be available for purchase by Thornburg on a cash basis.

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It is Thornburg’s policy, in circumstances where Thornburg receives research or brokerage services from a broker-dealer, to determine in accordance with federal securities laws that: (i) the research or brokerage services are “brokerage or research services” as that term is defined in Section 28(e) of the Securities and Exchange Act of 1934, as amended; (ii) the services provide lawful and appropriate assistance in the performance of Thornburg’s investment management decisions; and (iii) the commissions paid are reasonable in relation to the value of the research or brokerage services provided. In circumstances where Thornburg determines that it has received research or brokerage services that fulfill the requirements under Thornburg’s policy, Thornburg determines the portion of non-qualifying products or services and pays for those products or services from its own resources.

During some or all of the three most recent fiscal years brokerage commissions were paid by Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund. The aggregate commissions paid by each of those Funds during each of the last three fiscal years are as follows:

	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2020
Small/Mid Cap Core Fund	$598,267	$340,521	$302,980
Small/Mid Cap Growth Fund	$284,931	$253,985	$202,319

Increases in brokerage commissions paid by a Fund from year to year are primarily attributable to increases in the number of equity trades placed by the Fund, while decreases in brokerage commissions paid by a Fund from year to year are primarily attributable to decreases in the number of equity trades placed by the Fund. The variance in equity trading activity from year-to-year may reflect a number of factors, including the advisor’s identification of investment opportunities for a Fund, the advisor’s decision to rebalance a Fund’s portfolio in response to actual or anticipated changes in market conditions, equity purchases made in response to shareholder inflows to a Fund, and equity sales made to meet shareholder redemption requests.

Some of the Funds owned during the fiscal year securities issued by certain of their regular broker dealers. Those broker dealers and the aggregate dollar value of each such broker dealer’s securities held by a Fund on September 30, 2020 are shown below:

Broker Dealer	Small/Mid Cap Core Fund	Small/Mid Cap Growth Fund
CitiGroup	$14,965,895	$7,896,286
JP Morgan	$31,550,182

Thornburg may use research services provided by and place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds to the extent permitted by law. Thornburg may use research services provided by and place agency transactions with TSC if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Thornburg may allocate brokerage transactions to broker-dealers who have entered into arrangements with Thornburg under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund’s expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Thornburg reserves the right to manage other investment companies and investment accounts for other clients which may have investment objectives similar to those of the Funds. Subject to applicable laws and regulations, Thornburg will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and the other clients, the size and nature of investment positions then held by the Fund and the other clients, and the strategy, timing and restrictions applicable respectively to the Fund and the other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Funds’ Trustees that the benefits available from Thornburg’s organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

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Portfolio Turnover Rates

The Funds’ respective portfolio turnover rates for the two most recent fiscal years are as follows:

	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2020
Small/Mid Cap Core Fund	24.94%	20.39%
Small/Mid Cap Growth Fund	40.69%	43.82%

Variations in a Fund’s portfolio turnover rate from year-to-year are generally due to repositioning of the Fund’s portfolio in response to changing market conditions.

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS INFORMATION

The Trustees have adopted policies and procedures respecting and limiting the circumstances under which nonpublic information respecting the Funds’ current portfolio holdings information may be disclosed to persons not associated with the Funds, Thornburg, or TSC. The objective in adopting these policies and procedures is to reduce the exposure of the Funds and their shareholders to harm resulting from trading of Fund shares by persons in possession of material nonpublic information respecting the Funds’ portfolio holdings. These policies and procedures are intended to operate in conjunction with Thornburg’s policies prohibiting securities transactions using material nonpublic information. Neither the Funds nor Thornburg nor any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about the Funds’ portfolio holdings.

Selective Disclosure of Nonpublic Holdings Information

Disclosure of nonpublic information respecting current Fund portfolio holdings information is generally prohibited. However, this information may be disclosed to specified persons in accordance with the Trust’s policy and procedures for the disclosure of such information. Pursuant to the policy and procedures, nonpublic portfolio holdings information may be disclosed under certain circumstances to: the Trust’s registered independent public accounting firm, independent accounting firms and legal counsel; the Trust’s custodian, subcustodians and securities depositories; valuation and pricing services and agents; financial printing services; mutual fund analysts; securities broker dealers in connection with placing a specific trade in a particular portfolio security; financial consultants to the Funds or investment advisor; certain other specified persons; and persons who are not otherwise specified in the policy in connection with a legitimate business purpose of any Fund and with the approval of the Trust’s chief compliance officer or the chief compliance officer’s designee, the Trustees, or the Trustees’ Governance and Nominating Committee. In any case where nonpublic portfolio holdings information is disclosed to a third party, Thornburg seeks to confirm that the person to whom the disclosure is made is subject to a contractual provision, professional rule or obligation, or undertaking respecting the maintenance of the confidentiality of the nonpublic information.

As of the date of this Statement of Additional Information, Thornburg has ongoing arrangements that would permit Thornburg to disclose the Funds’ nonpublic portfolio holdings information to the persons noted in the following table. Unless otherwise noted in the table below, there will typically be no lag time between the date of the information and the date on which the information is disclosed.

Name of Recipient	Frequency	Time Lag Between Date of Information and Date of Disclosure
Bloomberg L.P.	Daily	None
Empire Valuation Consultants, LLC	Quarterly	None
FactSet Research Systems	Daily	None
ICE Data Services	Daily	None
Electra Information Systems	Daily	None
IHS Markit Ltd.	Daily	None
Institutional Shareholder Services, Inc.	Daily	None
J.P Morgan Pricing Direct Inc.	Daily	None
Kenny S&P Evaluation Services	Daily	None
Kiski Group, Inc.	Daily	None
Morgan Stanley Smith Barney	Weekly	One day
PricewaterhouseCoopers LLP	Annually and as necessary in connection with the audit services it provides to the Funds	One month or less, depending on the date of request
Quality EDGAR Solutions, LLC	Monthly	One month or less, depending on the date of request
Refinitiv	Daily	None
RR Donnelley	Monthly	One month or less, depending on the date of request
State Street Bank and Trust	Daily	None
April, Dolan & Hickey, P.C.	As needed in connections with the legal services provided to the Funds	None

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Making Holdings Information Publicly Available

In addition to the ongoing arrangements described above, the Trust’s policy and procedures respecting disclosure of portfolio holdings information provide for periodic public disclosure of that, as follows:

●	Disclosure of the Funds’ nonpublic holdings information on a publicly available website maintained by or for the Trust or the Advisor. The Trust will typically display the monthly portfolio holdings of each Equity Fund (including top ten holdings) approximately 30 days after the end of that calendar month (e.g. June 30 information will be displayed on July 31). Approximately 60 days after the end of each calendar quarter, the Trust also typically includes on its website a list of each Funds’ holdings as of the last day of that calendar quarter.

●	Disclosure of portfolio holdings in publicly available reports and filings filed with the Securities and Exchange Commission on its Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

●	Disclosure of portfolio holdings of any Fund in reports and communications mailed and otherwise disseminated to shareholders of the Fund in accordance with the 1940 Act or any regulation thereunder.

In any case where it becomes apparent that nonpublic portfolio holdings information has been disclosed other than in accordance with the Trust’s policy and procedures, the Trust’s chief compliance officer shall determine appropriate action to be taken, which may include making a corrective public disclosure of the relevant nonpublic information

Portfolio holdings information made publicly available in accordance with this section is no longer nonpublic information subject to the disclosure restrictions in the policies and procedures.

MANAGEMENT

Each of the Funds is a separate “series” or investment portfolios of the Trust. The names of Trustees and officers of the Funds and their principal occupations and affiliations during the past five years are set forth in the table below. Additional information about the particular experiences, qualifications, attributes and skills of each Trustee appears after the table.

Interested Trustees

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director During Past Five Years
Garrett Thornburg, 74	Chairman of Trustees(4)	Trustee Since 1984	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	Twenty Two	None

Brian J. McMahon, 65	Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Trustee since 2001	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Twenty Two	None

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Independent Trustees

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director During Past Five Years
David A. Ater, 75	Lead Independent Trustee, Chair of Governance and Nominating Committee and Member of Audit Committee	Trustee since 1994	Principal in Ater & Associates, Santa Fe, New Mexico (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Twenty Two	None(8)

Sally Corning, 59	Trustee, Chair of Audit Committee	Trustee since 2012	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	Twenty Two	None

Susan H. Dubin, 71	Trustee, Member of Audit Committee, Governance and Nominating Committee, and Operations Risk Oversight Committee	Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	Twenty Two	None

David L. Gardner, 57	Trustee, Member of Operations Risk Oversight Committee	Trustee since 2015	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	Twenty Two	None

Patrick J. Talamantes, 56	Trustee, member of Audit Committee	Trustee since 2019	President of Talamantes Strategies, a management consulting firm, since 2018. Until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	Twenty Two	None

Owen D. Van Essen, 66	Trustee, Chair of Operations Risk Oversight Committee and Member of Governance & Nominating Committee	Trustee since 2004	President of Dirks, Van Essen, Murray & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	Twenty Two	None

James W. Weyhrauch, 61	Trustee, Member of Audit Committee and Operations Risk Oversight Committee	Trustee since 1996	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambé LLC, Santa Fe, NM (manufacturing and design company).	Twenty Two	None

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Officers of the Fund (who are not Trustees)(6)

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen(2)	Other Directorships Held During Past Five Years
Nimish Bhatt, 57	Chief Financial Officer	Chief Financial Officer since 2019, Treasurer 2016-2019, Secretary 2018-2019(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016, and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable	Not applicable

Jason Brady, 46	President	President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable	Not applicable

 45

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen(2)	Other Directorships Held During Past Five Years
Randy Dry, 46	Vice President	Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable	Not applicable

John Hackett, 54	Vice President	Vice President since 2020	Chief Marketing Officer, Thornburg Investment Management, Inc. (since 2020); Global Head of Product Marketing, Northern Trust Asset Management (2016-2020); Principal and Head of Marketing and Business Development, The Townsend Group (2013-2016)	Not applicable	Not applicable

Curtis Holloway, 53	Treasurer	Treasurer since 2019(6)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable	Not applicable

Ben Kirby, 40	Vice President	Vice President since 2014	Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Jeff Klingelhofer, 39	Vice President	Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012-2015, of Thornburg Investment Management, Inc.	Not applicable	Not applicable

 46

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen(2)	Other Directorships Held During Past Five Years
Ponn Lithiluxa, 49	Vice President	Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. from 2014-2017; Vice President, Citi Fund Services, Inc. from 2007-2014.	Not applicable	Not applicable

Michael Mastroianni, 43	Secretary	Secretary since 2019; Vice President 2019-2020(6)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable	Not applicable

 47

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen(2)	Other Directorships Held During Past Five Years
Stephen Velie, 53	Chief Compliance Officer	Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 22 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 22 Funds of the Trust. Each Trustee oversees the 22 Funds of the Trust.

(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 22 active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.

(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.

(6)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

Additional Information about the Experiences, Qualifications, Attributes and Skills of Each Trustee

The following disclosure is intended to provide additional information about the particular experiences, qualifications, attributes and skills of each Trustee of the Trust. The Trustees believe that each Trustee is qualified to serve on the board of Trustees in view of (i) the particular experiences, qualifications, attributes and skills of that Trustee, as summarized below and in the table above, and (ii) the actual service and commitment of each Trustee during his or her tenure with the Trust, including the demonstrated ability of each Trustee to exercise effective business judgment in the performance of his or her duties.

Interested Trustees

Garrett Thornburg, Chairman of Trustees since 1984. Garrett Thornburg is the chairman of Trustees for Thornburg Investment Trust. Mr. Thornburg founded Thornburg Investment Management, Inc. in 1982, Thornburg Securities Corporation in 1984, and Thornburg Investment Trust in 1984. Before forming Thornburg, Mr. Thornburg was a limited partner of Bear Stearns & Co. and a founding member of that firm’s public finance department. He also was chief financial officer of New York State’s Urban Development Corporation, and served as financial advisor to the State of New Mexico’s Board of Finance. He is a member of the Board of Governors of the Investment Company Institute and serves on the Board of Directors of the New Mexico School for the Arts – Art Institute. He is also the President of the Thornburg Foundation, and former recipient of the Philanthropist of the Year award from the Journal Santa Fe. He is a former board member of the National Dance Institute of New Mexico, the Santa Fe Institute and the Santa Fe Community Foundation. Mr. Thornburg received his BA from Williams College and his MBA from Harvard University.

Brian J. McMahon, Trustee since 2001, member of Governance and Nominating Committee and Operations Risk Oversight Committee. Brian McMahon is the vice chairman of Thornburg Investment Trust and a managing director, and the chief investment strategist of Thornburg Investment Management, Inc. Joining Thornburg in 1984, Mr. McMahon participated in organizing and managing each Fund of the Trust, served as Thornburg’s president from 1997 until 2016, as its chief executive officer from 2008 until 2016, as its chief investment officer from 2016 until 2019, and, as chief investment strategist, he currently serves as a key voice for the investment team and Thornburg clients. Before joining Thornburg, Mr. McMahon held various corporate finance positions at Norwest Bank. Mr. McMahon received his BA in Economics and Russian Studies from the University of Virginia and his MBA from the Amos Tuck School at Dartmouth College.

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Independent Trustees

David A. Ater, Trustee since 1994, Lead Independent Trustee, Chair of Governance and Nominating Committee and member of Audit Committee. David Ater is a real estate developer and investor based in Santa Fe, New Mexico, and has participated in the development of numerous residential and commercial real estate projects in New Mexico, Texas and Colorado and elsewhere. Mr. Ater was employed for ten years by the First National Bank of Santa Fe, and was president from 1978-1980 before pursuing his real estate career. Mr. Ater has served with numerous charitable and community organizations, including with Santa Fe Economic Development, as Director of The New Mexico School for the Arts-Art Institute, as Audit Consultant to La Familia Medical Clinic, and on the boards of the United Way, the Santa Fe Opera and St. John’s College. He received his BA from Stanford University. Mr. Ater also holds a certification from the National Commercial Lending School of the American Banker’s Association.

Sally Corning, Trustee since 2012, Chair of Audit Committee. Sally Corning is a founding partner of Santa Fe, New Mexico based private equity firm, Sun Mountain Capital. Prior to forming Sun Mountain, Ms. Corning spent 15 years working in private equity and investment banking for Credit Suisse, Morgan Stanley and Dean Witter Reynolds. In addition to sitting on the corporate boards of certain of the private portfolio companies that Sun Mountain Capital has invested in, Ms. Corning has served on the boards of several nonprofit organizations, including the Santa Fe Preparatory School, the Santa Fe Community Foundation, the Santa Fe Mountain Center, and the Westside YMCA in New York City, and is a current member of the board and the finance committee of Excellent Schools New Mexico. Ms. Corning holds a bachelor’s degree in Finance from Georgetown University and an MBA from Columbia University’s Graduate School of Business.

Susan H. Dubin, Trustee since 2004, member of Audit Committee, Governance and Nominating Committee, and Operations Risk Oversight Committee. Susan Dubin manages the investments for her extended family. From 1974 to 1996 Ms. Dubin was a vice president of JP Morgan Chase & Co. (formerly Chemical Bank) where she was involved in corporate banking, marketing of financial services to corporate customers, and the delivery of private banking services. Ms. Dubin has served with numerous community and charitable organizations, including the MICDS (Mary Institute and St. Louis Country Day School) in St. Louis, Missouri, the Battery Dance Company in New York City, and the National Dance Institute – New Mexico, Inc. She received her BA from Briarcliff College.

David L. Gardner, Trustee since 2015, member of Operations Risk Oversight Committee. David Gardner is a retired executive from the global asset management industry, most notably as an original team member of iShares ETFs. Mr. Gardner has over 25 years of experience in the global asset management industry and has worked extensively in the US, Asia and Europe. Prior to joining iShares Mr. Gardner worked for US based asset management firms in distribution management capacities. Mr. Gardner holds a BA in Economics from Eastern Illinois University and a CIMA Certification from Wharton School and Investment Management Consultants Associations.

Patrick J. Talamantes, Trustee since 2019, member of Audit Committee. Patrick Talamantes is President of Talamantes Strategies, a management consulting firm. Mr. Talamantes is a former executive from the news and media industry, most recently having served as Chief Executive Officer, and prior to that Chief Financial Officer, of The McClatchy Company, a publicly traded local news organization in various local markets across the U.S. Mr. Talamantes has over 30 years of experience in corporate finance and banking, having served as Chief Financial Officer of Sinclair Broadcast Group, Inc., Treasurer of River City Broadcasting, LP, and Vice President of Chemical Banking Corporation. Mr. Talamantes has board experience through his service on the boards of various McClatchy investees. He has also served as a past chair of the Greater Sacramento Economic Council, a private-public partnership led by area CEOs to develop an advanced economy. In addition, Mr. Talamantes serves on the board of the Breakthrough Collaborative, a non-profit that seeks to improve education equity in 24 cities across the U.S., and as an advisor and mentor to start-up companies. Mr. Talamantes has also been a director of The Associated Press and the News Media Alliance. Mr. Talamantes received his A.B. in Economics from Stanford University and his MBA from The Wharton School of the University of Pennsylvania.

Owen D. Van Essen, Trustee since 2004, Chair of Operations Risk Oversight Committee and member of Governance and Nominating Committee. Owen Van Essen is the president of Dirks, Van Essen, Murray, & April LLC, Santa Fe, New Mexico, which acts as a broker, appraiser and consultant to the newspaper publishing industry. Before joining the firm, he was general manager and business manager of the Worthington Daily Globe, Worthington, Minnesota. Mr. Van Essen has served with numerous community, educational, professional and charitable organizations, including most recently the St. Michaels High School Foundation and the Santa Fe Preparatory School. He received his BA in Business Administration from Dordt College, Iowa.

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James W. Weyhrauch, Trustee since 1996, member of Audit Committee and Operations Risk Oversight Committee. James Weyhrauch is a real estate broker in Santa Fe, New Mexico. Until 2019, he was the vice chairman of the board of directors, and was from 1997-2000 president and from 2000-2004 chief executive officer, of Nambe LLC, a Santa Fe, New Mexico manufacturer of tabletop and giftware products; and since 2015 has served as General Partner, Investments of Genext LLC, a family investment partnership. Mr. Weyhrauch also has extensive experience with other privately held enterprises, and a background in sales and marketing. He participates in a variety of community and charitable organizations, including the Santa Fe Chamber of Commerce, the Santa Fe Preparatory School and Junior Achievement. Mr. Weyhrauch received his BA in Finance from Southern Methodist University.

Structure and Responsibilities of the Board of Trustees

The board of Trustees is currently comprised of nine Trustees, two of whom are “interested persons” of the Funds (as the term “interested” is defined in the 1940 Act) and seven of whom are not interested persons of the Funds. Garrett Thornburg currently serves as the chairman of the board of Trustees, and David Ater currently serves as the lead independent Trustee. The lead independent Trustee is a spokesman for and leader of the independent Trustees, and in that role the lead independent Trustee performs a variety of functions, including: presiding at all sessions of the independent Trustees and, in consultation with legal counsel, preparing the agenda for each session of independent Trustees and coordinating and directing the preparation and delivery of materials and presentations appropriate for each session; in consultation with the Trust’s chairman, president, fund accounting and legal counsel, preparing the draft agenda for each general meeting of Trustees; acting as a liaison between the independent Trustees and senior management of the advisor respecting communications on certain topics; coordinating with and directing legal counsel in the acquisition, preparation and development of information for review and consideration of continuation of contracts with the advisor and affiliates; and performing such other functions as the independent Trustees may request from time to time. The Trustees have also established three standing committees, the Audit Committee, the Governance and Nominating Committee, and the Operations Risk Oversight Committee, each of which is discussed in more detail below under the section entitled “Structure and Responsibilities of the Committees of the Trustees.” The Trustees may form other committees when deemed appropriate.

The Trustees review the leadership structure of the board of Trustees and the performance of the Trustees on an annual basis. The Trustees currently believe that the leadership structure of the board of Trustees is appropriate, in light of the characteristics of the Trust and each of the Funds, to enable the Trustees to oversee the Trust and its service providers. The Trustees have considered the number of Funds in the Trust, and the similarities and differences among the investment objectives and strategies of those Funds, and have determined that the board of Trustees contains a sufficient number of Trustees, and a sufficient percentage of independent Trustees, to discharge the Trustees’ oversight function. The Trustees believe that Mr. Thornburg’s long tenure as a Trustee of the Trust, his ongoing association with the Trust’s advisor and the fact that that association allows Mr. Thornburg to interact routinely with members of the advisor’s staff, and his familiarity with the Trust’s business and affairs and with events impacting the investment management industry more broadly, enable Mr. Thornburg to serve as an effective chairman of the board of Trustees. The Trustees believe that Mr. Ater’s long tenure as a Trustee of the Trust, his business and other professional experience, and his familiarity with the Trust’s business and affairs and with events impacting the investment management industry more broadly, enable Mr. Ater to serve as an effective lead independent Trustee The Trustees also believe that the scope of each committee’s activities and the composition of each committee is currently appropriate, and that the committee structure allows the Trustees to allocate responsibility for various topics among the board and its committees in a manner which facilitates the oversight of the Trust and its service providers.

The Trustees are responsible for the general supervision of the Funds, including the supervision of Thornburg, which provides day-to-day management of the Funds under the terms of the Investment Advisory Agreement and Administrative Services Agreement. As part of their annual review of the leadership structure of the board of Trustees, described above, the Trustees consider whether the structure of the board and its committees continues to permit the Trustees to effectively exercise their oversight function. In that regard, the Trustees typically consider, among other factors: the number of Trustees and each Trustee’s qualifications, experience and skills; the frequency with which the Trustees and their committees confer with representatives of Thornburg and the Trust’s other service providers; the number of Funds and the ability of the Trustees to devote sufficient time and attention to matters specific to each Fund; the role of the Funds’ chief compliance officer and the opportunity for the Trustees to interact with the chief compliance officer; and the composition of each committee of the Trustees and the scope of the responsibilities delegated to those committees.

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks. On a day-to-day basis, risk management is the responsibility of Thornburg and the Funds’ other service providers. Risk oversight also comprises part of the Trustees’ general oversight function. The Trustees and their committees seek to monitor risks to the Funds by meeting no less frequently than quarterly (and in practice, more often) with senior officers of the Trust, members of the Funds’ portfolio management teams, the Funds’ chief compliance officer and the Funds’ legal counsel, and by receiving periodic reports from the Funds’ independent registered public accounting firm and other service providers to the Funds. The Trust’s Operations Risk Oversight Committee assists the Trustees in reviewing and evaluating the identification, analysis and management of operations risk by Thornburg and other significant service providers to the Trust. The duties of the Operations Risk Oversight Committee are described in more detail below under the section entitled “Structure and Responsibilities of the Committees of the Trustees.” The Trustees have also adopted various written policies and procedures designed to address particular risks to the Funds, including the detection and prevention of violations of federal securities laws. At least annually, the Trustees receive a report from the Funds’ chief compliance officer respecting the effectiveness of those policies and procedures. Notwithstanding the foregoing, the Trustees acknowledge that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate the occurrence or effects of certain risks on the Funds. Furthermore, some risks may simply be beyond the control of the Funds or their service providers. The Trustees may, at any time and in their sole discretion, change the manner in which they supervise risk.

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Structure and Responsibilities of the Committees of the Trustees

The Trustees have an Audit Committee, which is comprised of five Trustees who are not interested persons, Sally Corning (chair), David A. Ater, Susan H. Dubin, Patrick J. Talamantes, and James W. Weyhrauch. The Audit Committee discharges its duties in accordance with an Audit Committee Charter, which provides that the committee will, among other functions: (i) evaluate the independence, performance and qualifications of the Trust’s independent accountants; (ii) receive and review reports from the independent accountants respecting the planning, scope and staffing of audits of the Funds’ financial statements, the accountants’ independence, the accountants’ internal quality control procedures, all accounting policies and procedures identified by the accountants as critical to the preparation of the Funds’ annual financial statements, all non-audit services provided by the auditors for the Funds, and any material issues in any peer review, governmental investigation, or otherwise respecting any audit conducted by the accountants; (iii) receive and review results of audits of the Funds’ financial statements with the independent accountants, including any deficiencies, uncorrected misstatements, or similar matters identified by the accountants during such an audit, any material alternative accounting treatments that the accountants discussed with the Funds’ management during the audit, and any disagreements between the accountants and management respecting financial reporting matters; (iv) perform the applicable duties imposed on a mutual fund’s governing board by the Investment Company Act of 1940, and by regulations and guidance thereunder, with respect to oversight of portfolio pricing and valuation; (v) receive and review the Funds’ annual audited financial statements and semi-annual unaudited financial statements; (vi) receive and review communications from management, and at least annually from the independent accountants, respecting matters arising in connection with periodic certifications under Form N-CSR; (vii) receive and review complaints from any source regarding accounting, internal accounting controls, financial reporting or disclosure, and audit matters relating to the Trust; (viii) require the Trust’s legal counsel to report to the committee any matter which may have a significant effect on a Fund’s financial statements; (ix) receive and review any report made to the committee in accordance with any compliance policy or procedure subject to the oversight of the committee, and receive and review reports from the chief compliance officer on matters relating to the committee’s responsibilities; (x) receive and review reports from management’s mutual fund administration department to evaluate the functioning of that department; (xi) to the extent the Audit Committee determines that it may be necessary or appropriate to the functions of the committee, receive and review reports from representatives of other significant service providers to the Trust to evaluate the services delivered by those providers; and (xii) such other matters assigned by the Trustees to the committee. The Audit Committee is also responsible for the selection of the independent accountants that audit the Funds’ annual financial statements. The committee held four meetings in the Trust’s fiscal year ended September 30, 2020.

The Trustees have a Governance and Nominating Committee, which is comprised of four Trustees, David A. Ater (chair), Brian J. McMahon, Susan H. Dubin and Owen D. Van Essen. Mr. Ater, Ms. Dubin and Mr. Van Essen are not interested persons. Mr. McMahon is an interested person because he is a director and an officer of the Funds’ investment advisor, but is prohibited from participating in the selection or nomination of individuals to serve as independent Trustees of the Trust. The Governance and Nominating Committee discharges its duties in accordance with a Governance and Nominating Committee Charter, which provides that the committee will: (i) conduct evaluations of the performance of the Trustees and their committees in accordance with the Trust’s Corporate Governance Procedures and Guidelines (the “Governance Procedures”); (ii) select and nominate individuals for election as Trustees of the Trust who are not “interested persons” of the Trust as that term is defined in the 1940 Act; and (iii) perform the additional functions specified in the Governance Procedures and such other functions assigned by the Trustees to the committee from time to time. The committee is authorized to consider for nomination as candidates to serve as Trustees individuals recommended by shareholders in accordance with the Trust’s Procedure for Shareholder Communications to Trustees. In accordance with that Procedure for Shareholder Communications to Trustees, shareholders may recommend candidates to serve as Trustees by sending their recommendations to any one or more of the Trustees by United States. Mail or courier delivery at the address of the Trust’s investment advisor. The committee held two meetings in the Trust’s fiscal year ended September 30, 2020.

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The Trustees have an Operations Risk Oversight Committee, which is comprised of five Trustees, Owen D. Van Essen (chair), Susan H. Dubin, David L. Gardner, Brian J. McMahon and James W. Weyhrauch. Mr. Van Essen, Mr. Gardner, Ms. Dubin, and Mr. Weyhrauch are not interested persons. As noted above, Mr. McMahon is an interested person because he is a director and an officer of the Funds’ investment advisor. The Operations Risk Oversight Committee discharges its duties in accordance with an Operations Risk Oversight Committee Charter, which provides that the committee will: (i) receive and review, preliminary to its presentation to the Trustees, the annual report of the Trust’s chief compliance officer respecting the Trust’s compliance policies and procedures; (ii) receive and review reports from Thornburg respecting trade execution and the use of client commissions; (iii) receive and review reports from Thornburg respecting its administration of the investment advisor’s policy on voting proxies; (iv) receive and review reports from Thornburg respecting the Funds’ account service arrangements; (v) receive each report submitted by Thornburg or counsel which is required to be submitted to the committee by a policy or procedure of the Trust or Thornburg; (vi) receive and review reports submitted by the chief compliance officer or counsel with respect to any compliance policy or procedure subject to the oversight of the committee that relates to (A) any revision to such a policy or procedure identified by the chief compliance officer or counsel as potentially material, (B) any violation of such a policy or procedure identified as potentially material, and (C) any error or exception in the administration of such a policy or procedure identified as potentially material; (vii) receive and review reports submitted by Thornburg respecting the Trust’s transfer agent, firms providing shareholder services, custodians, records storage providers, business continuity and disaster recovery contractors, and other significant service providers to evaluate the services delivered by those providers; (viii) receive and review reports submitted by Thornburg respecting computer systems and software, electronic communications systems and other technological systems and developments pertaining to the operations of the Trust; (ix) receive and review any changes to contracts with the providers referenced in the preceding two items which are submitted to the committee for review, to the extent such changes would materially affect the scope of the services that those providers deliver to the Trust; (x) confer with Thornburg respecting liability insurance and fidelity bond coverage for the Trust and the Trustees, at the time of proposed renewals of those policies, and make recommendations respecting coverage to the Trustees; (xi) receive and review reports submitted by Thornburg relating to Thornburg’s committee and staff assigned to risk identification, analysis and management; and (xii) such other matters assigned by the Trustees to the committee. The committee held three meetings in the Trust’s fiscal year ended September 30, 2020.

Compensation of Trustees

The officers and Trustees affiliated with Thornburg serve without any compensation from the Trust. The Trust compensates each Trustee who is not an interested person of the Trust at an annual rate of $210,000, payable quarterly. Fifteen percent of each quarterly payment must be invested by the Trustee in one or more of the Funds, as the Trustee selects, and is subject to an undertaking by the Trustee to retain the shares during the Trustee’s tenure. In addition, the Trust compensates each Trustee $20,000 for each meeting of Trustees attended by the Trustee in person or by telephone, provided, however, that the compensation is $10,000 for each meeting attended by telephone in excess of one meeting or session attended by telephone in any calendar year. General meetings of Trustees on two or more successive days will be considered one meeting for this purpose.

The Trust also compensates each Trustee $7,000 for each session of independent Trustees attended by the Trustee in excess of five sessions in any calendar year. Notwithstanding the preceding sentence, a session of independent Trustees will not be considered separately compensable if held within one day before or after any session of a general meeting of Trustees.

The Trust compensates the lead independent Trustee and the chair of each standing committee an additional annual compensation, payable in quarterly installments. Currently the individual who serves as both lead independent Trustee and chair of the Governance and Nominating Committee receives an additional annual compensation of $25,000, the chair of the Audit Committee receives an additional annual compensation of $20,000, and the chair of the Operations Risk Oversight Committee receives an additional annual compensation of $15,000.

The Trust compensates each independent Trustee $3,500 for each session with a Trust service provider, except that if the Trustee is required to travel away from home for the session or sessions, the Trust compensates the Trustee $7,000 for each session of one or two days and $3,500 for each additional day on which a session is conducted.

Independent Trustees are not separately compensated for days spent attending continuing education programs, or for time spent traveling to meetings, continuing education programs or sessions with service providers, apart from the compensation stated in the preceding paragraphs.

The Trust reimburses each independent Trustee for travel and certain out-of-pocket expenses incurred by the Trustee in connection with attending meetings, including attendance at any seminar or educational program relating to the Trustee’s service for the Trust. The Trust does not pay retirement or pension benefits.

The Trust paid fees to the Trustees during the fiscal year ended September 30, 2020 as follows:

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustee
Interested Trustees
Garrett Thornburg	$0	$0	$0	$0
Brian J. McMahon	$0	$0	$0	$0
Independent Trustees
David A. Ater	$335,500	$0	$0	$335,500
Sally Corning	$330,500	$0	$0	$330,500
Susan H. Dubin	$310,500	$0	$0	$310,500
David L. Gardner	$303,500	$0	$0	$303,500
Patrick J. Talamantes	$310,500	$0	$0	$310,500
Owen D. Van Essen	$325,500	$0	$0	$325,500
James W. Weyhrauch	$310,500	$0	$0	$310,500

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Certain Ownership Interests of Trustees

Column (2) of the following table shows the dollar range of the shares owned beneficially by each Trustee as of December 31, 2019 in each Fund described in this Statement of Additional Information.

Trustee	Fund	Dollar Range of Shares Owned In Fund	Total Range of Ownership in Funds
Garrett Thornburg	Small/Mid Cap Core Fund	Over $100,000
	Small/Mid Cap Growth Fund	Over $100,000
	Total Holdings		Over $100,000

Brian J. McMahon	Small/Mid Cap Core Fund	Over $100,000
	Small/Mid Cap Growth Fund	Over $100,000
	Total Holdings		Over $100,000

David A. Ater	Small/Mid Cap Core Fund	Over $100,000
	Small/Mid Cap Growth Fund	Over $100,000
	Total Holdings		Over $100,000

Sally Corning	Small/Mid Cap Core Fund	Over $100,000
	Small/Mid Cap Growth Fund	Over $100,000
	Total Holdings		Over $100,000

Susan H. Dubin	Small/Mid Cap Core Fund	$10,001 - $50,000
	Total Holdings		Over $100,000

David L. Gardner	Small/Mid Cap Core Fund	Over $100,000
	Total Holdings		Over $100,000

Owen Van Essen	Small/Mid Cap Core Fund	Over $100,000
	Small/Mid Cap Growth Fund	Over $100,000
	Total Holdings		Over $100,000

James W. Weyhrauch	Small/Mid Cap Core Fund	$50,001 - $100,000
	Small/Mid Cap Growth Fund	$50,001 - $100,000
	Total Holdings		Over $100,000

Personal Securities Transactions of Personnel

The Trust, the investment advisor to the Trust, and the distributor for advisor and the Trust, each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. Specified personnel of the Trust, investment advisor and distributor, including individuals engaged in investment management activities and others are permitted under the codes of make personal investments in securities, including securities that may be purchased or held by the Funds. Certain investments are prohibited or restricted as to timing, and personnel subject to the codes must report their investment activities to a compliance officer.

INFORMATION ABOUT PORTFOLIO MANAGERS

Displayed below is additional information about the portfolio managers identified in the Prospectus.

Portfolio Managers Compensation

The compensation of each portfolio and co-portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. Each manager currently named in the Prospectus also owns equity shares in the investment advisor, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, including the Trust; multiple year historical total return of accounts managed by the manager, including the Trust, relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, including the Trust, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the manager’s compensation with respect to the Trust and other accounts managed by the manager, except that certain accounts managed by the manager may have no income or capital gains tax considerations. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.

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Conflicts of Interest

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio or co-portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager’s management of a Fund’s investments and the manager’s management of other accounts. These conflicts could include:

●	Allocating a favorable investment opportunity to one account but not another.

●	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

●	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

●	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

The Trust’s investment advisor, Thornburg, has informed the Trust that it has considered the likelihood that any material conflicts of interest could arise between a manager’s management of the Funds’ investments and the manager’s management of other accounts. Thornburg has also informed the Trust that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Accounts Managed By Portfolio Managers

Set out below for each portfolio manager named in the Prospectus is information respecting the accounts managed by the manager. Except as otherwise noted below, the information presented is current as of November 30, 2020. The information includes the Fund or Funds as to which each individual is a portfolio manager. Except as noted below, as of November 30, 2020 the advisory fee for each of the accounts was not based on the investment performance of the account.

Steven Klopukh

Type of Account	Number of Accounts Managed	Total Assets Managed
Registered Investment Companies*:	2	$1,547,070,814.35
Other Pooled Investment Vehicles:	0	$0
Other Accounts:	160	$155,601,794.55

Tim McCarthy

Type of Account	Number of Accounts Managed	Total Assets Managed
Registered Investment Companies*:	1	$741,373,572.08
Other Pooled Investment Vehicles:	0	$0
Other Accounts:	5	$15,503,755.05

*Mr. Klopukh became a portfolio manager of the Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund on December 18, 2020, and Mr. McCarthy became a portfolio manager of the Small/Mid Cap Growth Fund on December 18, 2020, but the information respecting the number of accounts and assets shown is as of November 30, 2020.

Portfolio Managers’ Ownership of Shares in the Funds

Displayed below for each of the portfolio managers named in the Prospectus is the dollar range of the individual’s beneficial ownership of shares in the Fund or Funds as to which the individual is a manager. Except as otherwise noted below, the information presented is current as of December 18, 2020. In each case, the dollar range listed may include shares owned by the portfolio manager through the manager’s self-directed account in Thornburg’s retirement plan. In addition to the holdings noted below, each of the portfolio managers is a participant in Thornburg’s profit sharing plan, which invests in shares of each of the Funds.

Steven Klopukh
Small/Mid Cap Core Fund	None
Small/Mid Cap Growth Fund	None

Tim McCarthy
Small/Mid Cap Growth Fund	None

 54

PRINCIPAL HOLDERS OF SECURITIES

Small/Mid Cap Core Fund

As of November 30, 2020, the officers and Trustees of Thornburg Investment Trust, as a group, owned less than 1% of the Class R3, Class R4 or Class R5 shares of the Fund. As of November 30, 2020, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class R3, Class R4 and Class R5 shares:

Fund	Class of Shares	Shareholder	% of Total Shares of Class
Small/Mid Cap Core Fund	Class R3 shares	HARTFORD INSURANCE CO SEPARATE ACCT 401K PLAN PO BOX 2999 HARTFORD CT 06104-2999	27.67%
Small/Mid Cap Core Fund	Class R3 shares	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	20.31%
Small/Mid Cap Core Fund	Class R3 shares	STATE STREET BANK AND TRUST COMPANY AS TRUSTEE AND/OR CUSTOMER FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	8.21%
Small/Mid Cap Core Fund	Class R3 shares	MASSACHUSETTS MUTUAL INSURANCE COMPANY 1295 STATE ST SPRINGFIELD MA 01111-0001	6.82%
Small/Mid Cap Core Fund	Class R3 shares	RELIANCE TRUST CO CUSTODIAN FBO MASS MUTUAL OMNIBUS PLL/SMF PO BOX 28004 ATLANTA GA 30358-0004	6.08%
Small/Mid Cap Core Fund	Class R3 shares	INSURANCE COMPANY SEPARATE ACCOUNT AMERICAN UNITED LIFE AUL GROUP RETIREMENT ANNUITY SEPERATE ACCOUNT II PO BOX 368 INDIANAPOLIS IN 46206-0368	5.79%
Small/Mid Cap Core Fund	Class R4 shares	STATE STREET BANK AND TRUST COMPANY AS TRUSTEE AND/OR CUSTOMER FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	51.73%
Small/Mid Cap Core Fund	Class R4 shares	HARTFORD INSURANCE CO SEPARATE ACCOUNT 401(K) PLAN PO BOX 2999 HARTFORD CT 06104-2999	15.12%
Small/Mid Cap Core Fund	Class R4 shares	RELIANCE TRUST CO CUSTODIAN FBO MASS MUTUAL OMNIBUS PLI/SMF PO BOX 28004 ATLANTA GA 30358-0004	11.06%
Small/Mid Cap Core Fund	Class R4 shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	8.29%
Small/Mid Cap Core Fund	Class R4 shares	FIIOC FBO KARAS & KARAS GLASS COMPANY INC 100 MAGELLAN WAY COVINGTON KY 41015-1987	6.38%
Small/Mid Cap Core Fund	Class R5 shares	MASSACHUSETTS MUTUAL INSURANCE COMPANY 1295 STATE ST SPRINGFIELD MA 01111-0001	45.51%
Small/Mid Cap Core Fund	Class R5 shares	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 9888888836 NC-1151 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	23.25%
Small/Mid Cap Core Fund	Class R5 shares	DCGT AS TRUSTEE AND/OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	6.75%

 55

Small/Mid Cap Growth Fund

As of November 30, 2020, the officers and Trustees of Thornburg Investment Trust, as a group, owned less than 1% of the Class R3, Class R4 or Class R5 shares of the Fund. As of November 30, 2020, the following persons were known to have held of record or beneficially 5% or more of the Fund’s Class R3, Class R4 and Class R5 shares:

Fund	Class of Shares	Shareholder	% of Total Shares of Class
Small/Mid Cap Growth Fund	Class R3 shares	HARTFORD INSURANCE CO SEPARATE ACCOUNT 401(K) PLAN PO BOX 2999 HARTFORD CT 06104-2999	29.55%
Small/Mid Cap Growth Fund	Class R3 shares	RELIANCE TRUST CO CUSTODIAN FBO MASS MUTUAL OMNIBUS PLI/SMF PO BOX 28004 ATLANTA GA 30358-0004	16.9%
Small/Mid Cap Growth Fund	Class R3 shares	INSURANCE COMPANY SEPARATE ACCOUNT AMERICAN UNITED LIFE AUL GROUP RETIREMENT ANNUITY SEPERATE ACCOUNT II PO BOX 368 INDIANAPOLIS IN 46206-0368	10.49%
Small/Mid Cap Growth Fund	Class R3 shares	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 9888888836 NC-1151 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	5.87%
Small/Mid Cap Growth Fund	Class R4 shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97HP7 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	35.25%
Small/Mid Cap Growth Fund	Class R4 shares	FIIOC FBO WILLIAM B MEYER INCORPORATED RETIREMENT AND 401K PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	19.88%
Small/Mid Cap Growth Fund	Class R4 shares	HARTFORD INSURANCE CO SEPARATE ACCOUNT 401(K) PLAN PO BOX 2999 HARTFORD CT 06104-2999	14.68%
Small/Mid Cap Growth Fund	Class R4 shares	NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	11.97%
Small/Mid Cap Growth Fund	Class R4 shares	RELIANCE TRUST CO CUSTODIAN FBO MASS MUTUAL OMNIBUS PLI/SMF PO BOX 28004 ATLANTA GA 30358-0004	7.99%
Small/Mid Cap Growth Fund	Class R5 shares	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	29.01%
Small/Mid Cap Growth Fund	Class R5 shares	MASSACHUSETTS MUTUAL INSURANCE COMPANY 1295 STATE ST SPRINGFIELD MA 01111-0001	18.86%
Small/Mid Cap Growth Fund	Class R5 shares	INSURANCE COMPANY SEPARATE ACCOUNT AMERICAN UNITED LIFE AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II PO BOX 368 INDIANAPOLIS IN 46206-0368	15.10%
Small/Mid Cap Growth Fund	Class R5 shares	INSURANCE COMPANY SEPARATE ACCOUNT AMERICAN UNITED LIFE AUL AMERICAN UNIT INVESTMENT TRUST ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	5.39%
Small/Mid Cap Growth Fund	Class R5 shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	5.11%

56

NET ASSET VALUE

Each Fund will calculate its net asset value as of 4:00 p.m. Eastern Time on days when the New York Stock Exchange is open for trading, and more frequently if deemed desirable by the Fund. Net asset value will not be calculated on New Year’s Day, Washington’s Birthday (on the third Monday in February), Good Friday, Memorial Day (on the last Monday in May), Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on the preceding Friday if any of the foregoing holidays falls on a Saturday, and on the following Monday if any of the foregoing holidays falls on a Sunday. Under the 1940 Act, net asset value must be computed at least once daily on each day (i) in which there is a sufficient degree of trading in a Fund’s portfolio securities that the current net asset value of its shares might be materially affected by changes in the value of such securities and (ii) on which an order for purchase or redemption of its shares is received.

DISTRIBUTOR

Pursuant to a Distribution Agreement with Thornburg Investment Trust, Thornburg Securities Corporation (“TSC”) acts as principal underwriter of each of the Funds. The Funds do not bear selling expenses except (i) those involved in registering its shares with the Securities and Exchange Commission and qualifying them or the Fund with state regulatory authorities, and (ii) expenses paid under the Service Plans and Distribution Plans which might be considered selling expenses. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the Investment Advisory Agreements, except that termination other than upon assignment requires six months’ notice.

Garrett Thornburg, Chairman and Trustee of Thornburg Investment Trust, is also director and controlling stockholder of TSC.

ADDITIONAL INFORMATION RESPECTING PURCHASE AND REDEMPTION OF SHARES

Shares of the Funds are qualified for sale under the laws of every state or territory of the United States.

Redemption proceeds are normally paid in cash. Each Fund generally expects to meet redemption requests out of its holdings of cash, or by selling portfolio investments to generate cash to meet those requests. If considered appropriate by Thornburg, and subject to terms and conditions approved by the Trustees, a Fund may pay redemption proceeds in portfolio securities rather than cash.

The Funds have elected to pay in cash all requests for redemption by any shareholder. They may, however, limit such cash in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. If a Fund redeems shares by distributing portfolio securities, the shareholder would be subject to the risk of a subsequent adverse change in the market value of those securities, the brokerage and related costs of selling the securities, and the possibility that there is not a liquid market for some or all of the distributed securities.

BUSINESS CONTINUITY PLAN

Thornburg and TSC have each adopted a business continuity plan that seeks to anticipate significant business disruptions to its operations, including disruptions to the securities markets due to terrorist attack. In accordance with this plan, Thornburg and TSC have each identified and made provision to recover all the critical systems required to protect its customers in the event of a significant business disruption.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, whose principal business address is 300 Madison Avenue, New York, New York 10017, is the independent registered public accounting firm for the Funds.

TH4688

 57

PART C

OTHER INFORMATION

Item 27. Financial Statements

(i)	Thornburg Short Duration Municipal Fund (Class A and Class I shares),
(ii)	Thornburg Limited Term Municipal Fund (Class A, Class C and Class I shares),
(iii)	Thornburg Intermediate Municipal Fund (Class A, Class C and Class I shares),
(iv)	Thornburg Strategic Municipal Income Fund (Class A, Class C and Class I shares),
(v)	Thornburg California Limited Term Municipal Fund (Class A, Class C and Class I shares),
(vi)	Thornburg New Mexico Intermediate Municipal Fund (Class A, Class D shares and Class I shares),
(vii)	Thornburg New York Intermediate Municipal Fund (Class A and Class I shares),
(viii)	Thornburg Limited Term U.S. Government Fund (Class A, Class C, Class I, Class R3, Class R4 and Class R5 shares),
(ix)	Thornburg Ultra Short Income Fund (Class A and Class I shares).
(x)	Thornburg Limited Term Income Fund (Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares),
(xi)	Thornburg Strategic Income Fund (Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares),
(xii)	Thornburg Value Fund (Class A, Class C, Class I, Class R3, Class R4 and Class R5 shares),
(xiii)	Thornburg International Value Fund (Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares),
(xiv)	Thornburg Core Growth Fund (Class A, Class C, Class I, Class R3, Class R4 and Class R5 shares),
(xv)	Thornburg International Growth Fund (Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares),
(xvi)	Thornburg Investment Income Builder Fund (Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares),
(xvii)	Thornburg Global Opportunities Fund (Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares),
(xviii)	Thornburg Developing World Fund (Class A, Class C, Class I, Class R5 and Class R6 shares),
(xix)	Thornburg Better World International Fund (Class A, Class C, and Class I shares), and
(xx)	Thornburg Long/Short Equity Fund (Class I shares)
(xxi)	Thornburg Summit Fund (Class I shares).

Reports of independent registered public accounting firm dated November 19, 2020, Statements of Assets and Liabilities, including Schedules of Investments, as of September 30, 2020, Statements of Operations for the year ended September 30, 2020 (or shorter period, if applicable), Statements of Changes in Net Assets for the two years (or shorter period, if applicable) ended September 30, 2020, Statement of Cash Flows for the period ended September 30, 2020 (for Thornburg Long/Short Equity Fund), Notes to Financial Statements, and Financial Highlights are incorporated by reference to Registrant’s 2020 Annual Reports to Shareholders in respect of Thornburg Short Duration Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Strategic Municipal Income Fund, Thornburg California Limited Term Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Ultra Short Income Fund, Thornburg Limited Term Income Fund, Thornburg Strategic Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg International Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg Developing World Fund, Thornburg Better World International Fund, Thornburg Long/Short Equity Fund, and Thornburg Summit Fund previously filed with the U.S. Securities and Exchange Commission.

Item 28. Exhibits

(a)	(1)	Limited Term Trust, Agreement and Declaration of Trust, June 3, 1987, incorporated by reference from Registrant’s Registration Statement on Form N-1A, filed June 12, 1987.

(2)	First Amendment and Supplement to Agreement and Declaration of Trust, August 11, 1987, incorporated by reference from Registrant’s pre-effective amendment no. 1 to its Registration Statement on Form N-1A, filed October 28, 1987.

(3)	Second Amendment and Supplement to Agreement and Declaration of Trust, October 28, 1987, incorporated by reference from Registrant’s post-effective amendment no. 1 to its Registration Statement on Form N-1A, filed March 3, 1988.

(4)	Third, Fourth, Fifth, Sixth and Seventh Amendments to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 13 to its Registration Statement on Form N-1A, filed December 3, 1993.

(5)	Amended and Restated Designation of Series, incorporated by reference from Registrant’s post-effective amendment no. 17 to its Registration Statement on Form N-1A, filed July 27, 1994.

(6)	Ninth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 20 to its Registration Statement on Form N-1A, filed on July 5, 1995.

(7)	Corrected Tenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 22 to its Registration Statement on Form N-1A, filed October 2, 1995.

(8)	First Supplement to Amended and Restated Designation of Series, incorporated by reference from Registrant’s post-effective amendment no. 26 to its Registration Statement on Form N-1A, filed May 6, 1996.

(9)	Eleventh and Twelfth Amendments and Supplements to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 29 to its Registration Statement on Form N-1A, filed March 14, 1997.

(10)	Thirteenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 33 to its Registration Statement on Form N-1A, filed March 10, 1998.

(11)	Fourteenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 43 to its Registration Statement on Form N-1A, filed October 13, 2000.

(12)	Fifteenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 44 to its Registration Statement on Form N-1A, filed January 29, 2001.

(13)	Sixteenth and Seventeenth Amendments and Supplements to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 51 to its Registration Statement on Form N-1A, filed October 17, 2002.

(14)	Second Supplement to Amended and Restated Designation of Series (as corrected), incorporated by reference from Registrant’s post-effective amendment no. 54 to its Registration Statement on Form N-1A, filed on June 27, 2003.

(15)	Eighteenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment No. 5 to its Registration Statement on Form N-1A, filed on December 31, 2003.

(16)	Nineteenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment No. 64 to its Registration Statement on Form N-1A, filed on May 12, 2006.

(17)	Third Supplement to Amended and Restated Designation of Series, incorporated by reference from Registrant’s post-effective amendment no. 64 to its Registration Statement on Form N-1A, filed on May 12, 2006.

(18)	Twentieth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 119 to its Registration Statement on Form N-1A, filed on January 30, 2018.

(19)	Fourth Supplement to Amended and Restated Designation of Series, incorporated by reference from Registrant’s post-effective amendment no. 66 to its Registration Statement on Form N-1A, filed on January 24, 2007.

(20)	Twenty-First Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 119 to its Registration Statement on Form N-1A, filed on January 30, 2018.

(21)	Twenty-Second Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 70 to its Registration Statement on Form N-1A, filed on November 26, 2008.

(22)	Twenty-Third Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 119 to its Registration Statement on Form N-1A, filed on January 30, 2018.

(23)	Twenty-Fourth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 73 to its Registration Statement on Form N-1A, filed on October 2, 2009.

(24)	Twenty-Fifth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 88 to its Registration Statement on Form N-1A, filed on October 15, 2013.

(25)	Twenty-Sixth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 90 to its Registration Statement on Form N-1A, filed on December 26, 2013.

(26)	Twenty-Seventh Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 95 to its Registration Statement on Form N-1A, filed January 29, 2015.

(27)	Twenty-Eighth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 99 to its Registration Statement on Form N-1A, filed July 15, 2015.

(28)	Twenty-Ninth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 119 to its Registration Statement on Form N-1A, filed on January 30, 2018.

(29)	Thirtieth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 119 to its Registration Statement on Form N-1A, filed on January 30, 2018.

(30)	Thirty-First Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 105 to its Registration Statemenet on Form N-1A, filed October 14, 2016.

(31)	Thirty-Second Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 124 to its Registration Statement on Form N-1A, filed on December 14, 2018.

(32)	Thirty-Third Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 124 to its Registration Statement on Form N-1A, filed on December 14, 2018.

(33)	Thirty-Fourth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 130 to its Registration Statement on Form N-1A, filed on November 29, 2019.

(34)	Thirty-Fifth Amendment and Supplement to Agreement and Declaration of Trust, incorpated by reference from Registrant’s post-effective amendment no. 133 to its Registration Statement on Form N-1A, filed on July 31, 2020.

(35)	Seventh Supplement to Amended and Restated Designation of Series, incorporated by reference from Registrant’s post-effective amendment no. 135 to its Registration Statement on Form N-1A, filed on September 29, 2020.

(36)	Thirty-Sixth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 136 to its Registration Statement on Form N-1A, filed on October 19, 2020.

(37)	Thirty-Seventh Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 135 to its Registration Statement on Form N-1A, filed on September 29, 2020.

(38)	Thirty-Eight Amendment and Supplement to Agreement and Declaration of Trust, filed herewith.

(b)	By-laws of Thornburg Investment Trust (September 18, 2019), incorporated by reference from Registrant’s post-effective amendment no. 130 to its Registration Statement on Form N-1A, filed on November 29, 2019.

(c)	None.

(d)	(1)	Second Amended and Restated Investment Advisory Agreement, incorporated by reference from Registrant’s post-effective amendment no. 63 to its Registration Statement on Form N-1A, filed November 30, 2005.

(2)	Tenth Amendment and Supplement to Second Amended and Restated Investment Advisory Agreement, incorporated by reference from Registrant’s post-effective amendment no. 128 to its Registration Statement on Form N-1A, filed February 28, 2019.

(3)	Eleventh Amendment and Supplement to Second Amended and Restated Investment Advisory Agreement, incorporated by reference from Registrant’s post-effective amendment no. 135 to its Registration Statement on Form N-1A, filed on September 29, 2020.

(e)	(1)	Second Restated Distribution Agreement, incorporated by reference from Registrant’s post-effective amendment no. 107 to its Registration Statement on Form N-1A, filed December 28, 2016.

(2)	Second Supplement and Amendment to Second Restated Distribution Agreement, incorporated by reference from Registrant’s post-effective amendment no. 128 to its Registration Statement on Form N-1A, filed February 28, 2019.

(f)	None.

(g)	Master Custodian Agreement between Registrant and State Street Bank and Trust Company, incorporated by reference from Registrant’s post-effective amendment no. 122 to its Registration Statement on Form N-1A, filed June 13, 2018.

(h)	(1)	Form of Transfer Agency Agreement between Registrant and State Street Bank and Trust Company, incorporated by reference from Registrant’s post-effective amendment no. 1 to its Registration Statement on Form N-1A as filed on October 28, 1987.

(2)	Amendment to Transfer Agency Agreement between Registrant and DST Asset Manager Solutions, Inc., incorporated by reference from Registrant’s post-effective amendment no. 131 to its Registration Statement on Form N-1A, filed January 28, 2020.

(3)	Form of Subscription to Shares by Thornburg Management Company, Inc., incorporated by reference from Registrant’s post-effective amendment No. 10 to its Registration Statement on Form N-1A as filed on July 23, 1992.

(4)	Third Restated Administrative Services, incorporated by reference from Registrant’s post-effective amendment no. 119 to its Registration Statement on Form N-1A, filed on January 30, 2018.

(5)	First Supplement to the Third Restated Administrative Services Agreement, incorporated by reference from Registrant’s post-effective amendment no. 128 to its Registration Statement on Form N-1A, filed February 28, 2019.

(6)	Second Supplement to the Third Restated Administrative Services Agreement, incorporated by reference from Registrant’s post-effective amendment no. 135 to its Registration Statement on Form N-1A, filed on September 29, 2020.

(7)	Agreement to Waive Fees and Reimburse Expenses among Thornburg Investment Management, Inc. and Thornburg Investment Trust, incorporated by reference from Registrant’s post-effective amendment no. 131 to its Registration Statement on Form N-1A, filed on January 28, 2020.

(8)	Amendment to Agreement to Waive Fees and Reimburse Expenses among Thornburg Investment Management, Inc. and Thornburg Investment Trust, incorporated by reference from Registrant’s post-effective amendment no. 135 to its Registration Statement on Form N-1A, filed on September 29, 2020.

(9)	Fund Accounting and Support Services Agreement between Registrant and State Street Bank and Trust Company, incorporated by reference from Registrant’s post-effective amendment no. 122 to its Registration Statement on Form N-1A, filed June 13, 2018.

(10)	Agreement to Waive Fees and Reimburse Expenses among Thornburg Investment Management, Inc. and Thornburg Investment Trust, to be filed by amendment.

(i)	(1)	Opinion of counsel as to legality of new shares, incorporated by reference from Registrant’s post-effective amendment no. 65 to its Registration Statement on Form N-1A, filed on November 16, 2006.

(2)	Opinion of counsel as to legality of new shares of Thornburg Capital Management Fund, incorproated by reference from Registrant’s post-effective amendment no. 102 to its Registration Statement on Form N-1A, filed on July 31, 2015.

(3)	Opinion of counsel as to legality of new shares of Thornburg Long/Short Equity Fund, incorproated by reference from Registrant’s post-effective amendment no. 105 to its Registration Statement on Form N-1A, filed on October 14, 2016, in which the opinion of counsel was identified as Exhibit (j)(2).

(4)	Opinion of counsel as to legality of new shares of Thornburg Summit Fund, incorporated by reference from Registrant’s post-effective amendment no. 124 to its Registration Statement on Form N-1A, filed on December 14, 2018.

(j)	(1)	Consent of independent registered public accounting firm, filed herewith.

(2)	Opinion and consent of counsel, filed herewith.

(k)	None.

(l)	None.

(m)	(1)	Second Restated Plan of Distribution Pursuant to Rule 12b-1 (Second Restated Service Plan), incorporated by reference from Registrant’s post-effective amendment no. 107 to its Registration Statement on Form N-1A, filed December 28, 2016.

(2)	Second Supplement to Second Restated Plan of Distribution Pursuant to Rule 12b-1 (Second Restated Service Plan), incorporated by reference from Registrant’s post-effective amendment no. 128 to its Registration Statement on Form N-1A, filed February 28, 2019.

(3)	Third Supplement to Second Restated Plan of Distribution Pursuant to Rule 12b-1 (Second Restated Service Plan), incorporated by reference from Registrant’s post-effective amendment no. 135 to its Registration Statement on Form N-1A, filed on September 29, 2020.

(4)	Second Restated Plan of Distribution Pursuant to Rule 12b-1 (Second Restated Distribution Plan), incorporated by reference from Registrant’s post-effective amendment no. 107 to its Registration Statement on Form N-1A, filed December 28, 2016.

(5)	First Supplement to Second Restated Plan of Distribution Pursuant to Rule 12b-1 (Second Restated Distribution Plan), incorporated by reference from Registrant’s post-effective amendment no. 135 to its Registration Statement on Form N-1A, filed on September 29, 2020.

(n)	Thornburg Investment Trust Amended and Restated Plan for Multiple Class Distribution, September 13, 2016, as revised July 7, 2020, incorporated by reference from Registrant’s post-effective amendment no. 135 to its Registration Statement on Form N-1a, filed on September 29, 2020.

(o)	Reserved

(p)	(1)	Personal Securities Transactions Policy of Thornburg Investment Management, Inc., Thornburg Investment Trust and Thornburg Securities Corporation, incorporated by reference from Registrant’s post-effective amendment no. 131 to its Registration Statement on Form N-1A, filed January 28, 2020.

(2)	Thornburg Investment Trust Code of Business Conduct and Ethics (as revised to December 6, 2009), incorporated by reference from Registrant’s post-effective amendment no. 75 to its Registration Statement on Form N-1A, filed November 23, 2010.

(q)	(1)	Power of Attorney of David A. Ater, incorporated by reference from Registrant’s post-effective amendment no. 75 to its Registration Statement on Form N-1A, filed November 23, 2010.

(2)	Power of Attorney of Susan H. Dubin, incorporated by reference from Registrant’s post-effective amendment no. 75 to its Registration Statement on Form N-1A, filed November 23, 2010.

(3)	Power of Attorney of Brian J. McMahon, incorporated by reference from Registrant’s post-effective amendment no. 75 to its Registration Statement on Form N-1A, filed November 23, 2010.

(4)	Power of Attorney of Garrett Thornburg, incorporated by reference from Registrant’s post-effective amendment no. 75 to its Registration Statement on Form N-1A, filed November 23, 2010.

(5)	Power of Attorney of Owen D. Van Essen, incorporated by reference from Registrant’s post-effective amendment no. 75 to its Registration Statement on Form N-1A, filed November 23, 2010.

(6)	Power of Attorney of James W. Weyhrauch, incorporated by reference from Registrant’s post-effective amendment no. 75 to its Registration Statement on Form N-1A, filed November 23, 2010.

(7)	Power of Attorney of Sally Corning, incorporated by reference from Registrant’s post-effective amendment no. 84 to its Registration Statement on Form N-1A, filed May 17, 2012.

(8)	Power of Attorney of Jason Brady, incorporated by reference from Registrant’s post-effective amendment no. 86 to its Registration Statement on Form N-1A, filed January 29, 2013.

(9)	Power of Attorney of David L. Gardner, incorporated by reference from Registrant’s post-effective amendment no. 100 to its Registration Statement on Form N-1A, filed October 7, 2015.

(10)	Power of Attorney of Nimish Bhatt, incorporated by reference from Registrant’s post-effective amendment no. 105 to its Registration Statemenet on Form N-1A, filed October 14, 2016.

(11)	Power of Attorney of Patrick J. Talamantes, incorporated by reference from Registrant’s post-effective amendment no. 126 to its Registration Statemenet on Form N-1A, filed January 28, 2019.

Item 29. Persons Controlled By or Under Common Control With Registrant.

Not applicable.

Item 30. Indemnification.

(1)       Section 10.2 of Thornburg Investment Trust’s Agreement and Declaration of Trust generally provides that each of the Trust’s officers and Trustees will be indemnified by the Trust against liability and expenses in connection with his having been a Trustee or officer unless it is determined that the individual is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or if the individual did not act in good faith in the reasonable belief that the action was in the Trust’s best interest.

(2)       Section 8 of the Trust’s Second Restated Distribution Agreement generally provides that the Trust will indemnify Thornburg Securities Corporation (TSC), its officers and directors, and its controlling persons against liabilities and expenses incurred because of any alleged untrue statement of material fact contained in the Registration Statement, Prospectus or annual or interim reports to shareholders, or any alleged omission to state a material fact required to be stated therein, or necessary to make the statements therein, not misleading, except where (i) the untrue statement or omission arises from information furnished by TSC, or (ii) to the extent the prospective indemnitee is an officer, trustee or controlling person of the Trust, the indemnification is against public policy as expressed in the 1933 Act, or (iii) the liability or expense arises from TSC’s willful misfeasance, bad faith, gross negligence, reckless performance of duties, or reckless disregard of its obligations and duties under the Distribution Agreement. Further, TSC agrees to indemnify the Trust, its officers and trustees, and its controlling persons in certain circumstances.

(3)       The Trustees and officers of the Trust are insured under the terms of a directors and officers liability insurance policy (the “Trust’s policy”). In addition, the directors and officers of Thornburg Investment Management, Inc. (“Thornburg”) and Thornburg Securities Corporation (“TSC”) are insured under the terms of a directors and officers liability insurance policy (“Thornburg’s policy”). Under each of the Trust’s policy and Thornburg’s policy, the persons to whom insurance is provided are referred to as “insureds.” These policies cover amounts, up to the relevant limits of liability, which an insured becomes legally obligated to pay by reason of any error, misstatement, misleading statement, act, omission, neglect, or breach of duty committed, attempted or allegedly committed or attempted in the performance of the insured’s duties as a director, Trustee or officer (such acts collectively referred to as “Wrongful Acts”). The Trust’s policy and Thornburg’s policy also cover the Trust and Thornburg, respectively, to the extent that such entity indemnifies its directors, Trustees or officers for amounts which those individuals have become legally obligated to pay by reason of a Wrongful Act. The coverage under both the Trust’s policy and Thornburg’s policy excludes, among other things, amounts that an insured becomes legally obligated to pay by reason of conduct which constitutes a deliberately fraudulent act or omission or a willful violation of any statute or regulation.

The Trust has also entered into a separate indemnification agreement with each Trustee of the Trust. Pursuant to that agreement, the Trust, in respect of the appropriate Fund, has agreed to indemnify each Trustee and to the fullest extent permitted by law against all judgments, fines, penalties, amounts paid or payable in settlement and other liabilities arising from, and against all expenses incurred or paid in connection with, any proceeding in which the Trustee becomes involved as a party or otherwise by virtue of his having been a Trustee, or in any other capacity in which he serves or has served the Trust.

The application of the foregoing provisions and agreements is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policies expressed in such Act and that if a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser.

See “MANAGEMENT” in the Statement of Additional Information.

Item 32. Principal Underwriters.

(a)       The principal underwriter for the Registrant will be Thornburg Securities Corporation (“TSC”). TSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. TSC was formed for the primary purpose of distributing the shares of the Registrant’s series and other registered investment companies sponsored by its affiliates.

(b)       The address of each of the directors and officers of TSC is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

Name	Positions and Offices with TSC	Positions and Offices with Registrant
Garrett Thornburg	Chairman	Trustee; Chairman
Nimish Bhatt	Chief Financial Officer; Treasurer; and Secretary	Chief Financial Officer
Jason Brady	Vice President	President
William Mac “Carter” Sims	President	None
Brian McMahon	Vice President	Trustee; Vice Chairman

(c)       Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of State Street Bank and Trust Company, at 2 Avenue De Lafayette, Boston, Massachusetts 02111.

Item 34. Management Services.

None.

Item 35. Undertakings.

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Santa Fe and State of New Mexico on December 17, 2020.

The Registrant represents that this post-effective amendment no. 140 (i) is filed solely for one or more of the purposes specified in paragraph (b)(1) of Rule 485 under the Securities Act of 1933 and that no material event requiring disclosure in the prospectuses filed herein (other than one listed in paragraph (b)(1)(i)) has occurred since the latest date specified in paragraph (b)(2) of Rule 485, and (ii) meets all of the requirements for effectiveness under paragraph (b) of Rule 485.

THORNBURG INVESTMENT TRUST

Registrant

By                   *

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Jason Brady, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

*

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Jason Brady, President and principal executive officer

*

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Nimish Bhatt, Chief Financial Officer

*

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Garrett Thornburg, Trustee and Chairman

*

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David A. Ater, Trustee

*

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Sally Corning, Trustee

*

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Susan H. Dubin, Trustee

        *

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David L. Gardner, Trustee

*

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Brian J. McMahon, Trustee and Vice Chairman

*

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Patrick J. Talamantes, Trustee

*

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Owen D. Van Essen, Trustee

*

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James W. Weyhrauch, Trustee

* By:	/s/ Daniel H. April
Daniel H. April
Attorney-in-Fact

Date:	December 17, 2020

INDEX TO EXHIBITS

(a)(38)	Thirty-Eight Amendment and Supplement to Agreement and Declaration of Trust.

(j)(1)	Consent of independent registered public accounting firm.

(j)(2)	Opinion and consent of counsel.